SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

INVESCO SECURITIES TRUST

SHORT-TERM INVESTMENTS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

To Be Held March 9, 2017

Notice is hereby given to the Shareholders of each of the series portfolios (each, a “Fund,” and collectively, the “Funds”) of each investment company listed above (each, a “Trust,” and together, the “Trusts”)1 that a Special Joint Meeting of Shareholders of the Funds (the “Meeting”) will be held at 1555 Peachtree Street, N.E. Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m. Eastern Standard Time.

The Boards of Trustees (each, a “Board,” and together, the “Boards”) of the Funds have carefully considered the proposals below, believe that they are in the best interests of the Funds and their shareholders, and unanimously recommend that you vote FOR each of the proposals. The enclosed proxy statement provides you with detailed information on each proposal including how it will benefit shareholders.

The Meeting is to be held for the following purposes:

1. For all Funds, to elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.

2. For all Funds, to approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

3. For all Funds, to approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4. To approve an amendment to certain Funds’ current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows (includes two (2) sub-proposals):

(a) For all Funds (other than Premier U.S. Government Money Portfolio, Invesco Short Duration High Yield Municipal Fund, Invesco Strategic Real Return Fund, Invesco Alternative Strategies Fund, Invesco Multi-Asset Inflation Fund, Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund, Invesco Select Opportunities Fund, Invesco Balanced-Risk Aggressive Allocation Fund and Invesco Conservative Income Fund), to approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

[1]	Certain other Invesco funds are issuing separate proxy solicitation materials but will also be included in the Special Joint Meeting of Shareholders to be held on March 9, 2017.

(b) For all Funds other than Premier U.S. Government Money Portfolio, to approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

5. To approve changing the sub-classification from “diversified” to “non-diversified” as follows (includes two (2) sub-proposals):

(a) For Invesco Macro Allocation Strategy Fund, to approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.

(b) For Invesco World Bond Fund, to approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.

6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of each Fund on December 12, 2016 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE APPLICABLE PROPOSALS LISTED IN THE JOINT PROXY STATEMENT.

By order of the Boards of Trustees,

Senior Vice President, Chief Legal Officer and Secretary

January 12, 2017

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

If you attend the Meeting and wish to vote in person, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke a previously given proxy.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s) or record your voting instructions by telephone or via the internet promptly.

Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card(s), or vote by telephone or the internet today.

AIM Counselor Series Trust (Invesco Counselor Series Trust) (“ACST”)

AIM Equity Funds (Invesco Equity Funds) (“AEF”)

AIM Funds Group (Invesco Funds Group) (“AFG”)

AIM Growth Series (Invesco Growth Series) (“AGS”)

AIM International Mutual Funds (Invesco International Mutual Funds) (“AIMF”)

AIM Investment Funds (Invesco Investment Funds) (AIF”)

AIM Investment Securities Funds (Invesco Investment Securities Funds) (“AIS”)

AIM Sector Funds (Invesco Sector Funds) (“ASEF”)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (“ATEF”)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) (“ATST”)

Invesco Exchange Fund (“IEF”)

Invesco Management Trust (“IMT”)

Invesco Securities Trust (“IST”)

Short-Term Investments Trust (“STIT”)

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

SPECIAL JOINT MEETING OF SHAREHOLDERS

To Be Held March 9, 2017

INTRODUCTION

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (each, a “Board,” and together, the “Boards”) of each investment company listed above (each, a “Trust,” and together, the “Trusts”)1. Each of the separate funds within a Trust is referred to as a “Fund,” and they are collectively referred to as the “Funds.” The proxies are to be voted at a Special Joint Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be held at 1555 Peachtree Street, N.E. Atlanta, Georgia 30309, on March 9, 2017, at 10:30 a.m. Eastern Standard Time. The approximate mailing date of this Joint Proxy Statement and accompanying proxy cards is on or about January 12, 2017.

The Board has fixed December 12, 2016 as the record date (the “Record Date”) for the determination of holders of shares of each Fund entitled to vote at the Meeting. Shareholders of record of any class of a Fund as of the close of business on the Record Date are entitled to vote their respective shares at the Meeting. A list of all of the Funds, along with the number of shares outstanding of each class of each Fund on the Record Date, can be found in Annex A. Each share of a Fund that you own entitles you to one vote on each proposal set forth in the table below that applies to such Fund (a fractional share has a fractional vote).

If you have any questions about the information set forth in this Joint Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-246-5463 or online at www/invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Joint Proxy Statement and a copy of the Proxy Cards (together, the “Proxy Materials”) are available at www.proxy-direct.com/inv-28383. The Proxy Materials will be available on the internet through the day of the Meeting.

We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the respective Fund by calling 1-800-959-4246, or by writing to the Secretary of the respective Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Only one copy of this Joint Proxy Statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will mail a separate copy of this Joint Proxy Statement to a shareholder at a shared address to which a single copy of this Joint Proxy Statement was mailed. Any shareholder who wishes to receive a separate proxy statement should contact their Fund at 1-866-209-2450.

[1]	Certain other Invesco funds are issuing separate proxy solicitation materials, but will also be included in the Special Joint Meeting of Shareholders to be held on March 9, 2017.

The following table summarizes the proposals to be presented at the Meeting (each a “Proposal” and, together, the “Proposals”) and the shareholders entitled to vote. The Boards unanimously approved each of the Proposals.

	Proposal	Funds Voting on the Proposal
1.	To elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.	All Funds

2.

To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

All Funds

3.	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.	All Funds

4.	To approve an amendment to certain Funds’ current Master Intergroup Sub-Advisory Contract for Mutual Funds to add new sub-advisers as follows (includes two (2) sub-proposals):

	(a) To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.	Funds identified in Annex B

	(b) To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.	All Funds except Premier U.S. Government Money Portfolio

5.	To approve changing the sub-classification from “diversified” to “non-diversified” as follows (includes two (2) sub-proposals):

	(a) To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.	Invesco Macro Allocation Strategy Fund (formerly known as Invesco Global Markets Strategy Fund)

	(b) To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.	Invesco World Bond Fund (formerly known as Invesco International Total Return Fund)

Voting at the Meeting

Shareholders of a Fund on the Record Date are entitled to one vote per share, and a proportional vote for each fractional share, with respect to each Proposal for which they are entitled to vote, with no share having cumulative voting rights. A quorum of shareholders is necessary to hold a valid meeting. The voting and quorum requirements for each Proposal are described below.

If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian (i.e., in “street name”), in order to gain admission to the Meeting you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date.

If you hold your shares in street name, you will not be able to vote your shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Funds at 1-800-959-4246 to obtain directions to the site of the Meeting.

The Funds do not know of any business other than the Proposals that will, or is proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR EACH PROPOSAL.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Joint Proxy Statement, which contains additional information about the Proposals, and keep it for future reference.

PROPOSAL 1: ELECTION OF TRUSTEES

WHAT IS THE ROLE OF THE BOARD OF TRUSTEES?

Each Trust is governed by a Board of Trustees, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment adviser, the distributor, and others who perform services for the Trust. Each of the Boards is comprised of the same Trustees.

WHO ARE THE TRUSTEE NOMINEES AND HOW WERE THEY SELECTED?

Shareholders are being asked to elect 15 Trustees (the “Trustee Nominees”) to the Board of each Trust. Eleven of the 15 Trustee Nominees standing for election are presently members of the Boards. Two members of the Boards retired effective December 31, 2016 and are not standing for re-election. Each Board considered the qualifications of prospective Board members and has nominated and selected the Trustee Nominees and recommends that the Trustee Nominees be elected. Biographical information on each of the Trustee Nominees is provided in this Joint Proxy Statement under Proposal 1.

PROPOSAL 2: AMENDMENT OF EACH TRUST’S AGREEMENT AND DECLARATION OF TRUST

WHAT IS THE PROPOSED CHANGE?

The proposed amendments would allow the Trustees to authorize (i) a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two series of a Trust, or between a series of a Trust and a series of any other registered investment company), and (ii) the combination of two or more classes of shares of any series into a single class, each without shareholder approval. The proposed amendments would not alter the Trustees’ existing fiduciary obligations to act in the best interests of a Trust and its shareholders and would not remove any of the shareholder protections required by current federal law and state law.

WHY SHOULD SHAREHOLDERS APPROVE THIS PROPOSAL?

The proposed change would provide the Trustees with additional flexibility to make decisions that they believe are in shareholders’ best interests without causing a Fund to incur the delay and expense of soliciting shareholder approval except as required by applicable law. The Board believes that this would make the administration of the Trusts more efficient and cost-effective, and provide greater flexibility for the operations of the Trusts. The proposed changes are designed to enable the Trusts to take full advantage of the flexibility conferred by the Investment Company Act of 1940 Act, as amended (the “1940 Act”) and Delaware law.

PROPOSAL 3: AMENDMENT OF EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION RELATED TO INVESTING IN PHYSICAL COMMODITIES

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THIS CHANGE?

The 1940 Act requires investment companies to establish and disclose in their registration statements certain “fundamental” investment policies that can only be changed by shareholder vote, including a policy that restricts a fund’s ability to purchase or sell commodities. Proposal 3 would permit each Fund to purchase and sell physical commodities to the extent permitted under the 1940 Act and any other governing statute, and by the rules thereunder, and by the Securities and Exchange Commission (the “SEC”) or other regulatory agency with authority over the Fund. Since the adoption of each Fund’s current fundamental investment limitation regarding investments in commodities, the financial markets and related regulations have evolved, and new types of financial instruments have become available as potential investment opportunities. The proposed change will provide the Funds with greater flexibility to trade in the various types of modern derivative instruments; however, no change in the manner in which any Fund is managed is anticipated as a result of the implementation of the amended fundamental investment limitation.

PROPOSAL 4: AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO POWERSHARES CAPITAL MANAGEMENT LLC AND INVESCO ASSET MANAGEMENT (INDIA) PRIVATE LIMITED AS SUB-ADVISERS FOR CERTAIN FUNDS

FOR WHICH FUNDS ARE SHAREHOLDERS BEING ASKED TO APPROVE THESE NEW SUB-ADVISERS?

Proposal 4 includes two sub-Proposals — sub-Proposal 4(a) and sub-Proposal 4(b) — each of which involves a separate vote. In sub-Proposal 4(a), shareholders of each Fund listed in Annex B (together, the “Identified Funds”) are being asked to approve an amendment to each Fund’s Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC (“Invesco PowerShares”) as a sub-adviser. In sub-Proposal 4(b), shareholders of all Funds, except Premier U.S. Government Money Portfolio, are being asked to approve an amendment to each Fund’s Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited (“Invesco India”) as a sub-adviser for the Funds.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THESE AMENDMENTS?

Each Fund has entered into a Master Intergroup Sub-Advisory Contract (the “Sub-Advisory Contract”), under which several affiliates of the Fund’s investment adviser, Invesco Advisers, Inc. (the “Adviser”), are available to serve as sub-advisers for the Fund at the discretion of the Adviser. The Sub-Advisory Contract allows the Adviser and the Funds to receive investment advice and research services from Sub-Advisers (defined below) that are parties to the Sub-Advisory Contract, and also permits the Adviser to grant one or more of those Sub-Advisers investment management authority for a particular Fund, or a portion of a Fund, if the Adviser believes doing so would benefit that Fund and its shareholders. The Adviser and the Board believe that the addition of Invesco PowerShares and Invesco India to the pool of sub-advisers available to the Funds voting on sub-Proposal 4(a) and 4(b), respectively, will benefit the Funds and their shareholders by providing the Adviser with increased flexibility in assigning portfolio managers to the Funds and will give the Funds access to additional portfolio managers and investment personnel with more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques.

HOW WILL THESE AMENDMENTS AFFECT ME AS A SHAREHOLDER?

The Funds and their investment objectives will not change as a result of the amendments. To the extent assets are allocated to them, Invesco PowerShares and Invesco India will be paid by the Adviser out of its advisory fee, so there will be no additional fees or expenses for any Fund as a result of the approval of an amendment to the Sub-Advisory Contract to add Invesco PowerShares or Invesco India as a sub-adviser to the Fund.

PROPOSAL 5: APPROVAL OF A CHANGE IN THE SUB-CLASSIFICATION UNDER THE 1940 ACT FROM DIVERSIFIED TO NON-DIVERSIFIED AND ELIMINATION OF A RELATED FUNDAMENTAL INVESTMENT RESTRICTION

WHICH FUNDS ARE AFFECTED BY THIS PROPOSAL?

This proposal relates to Invesco Macro Allocation Strategy Fund (the “Macro Allocation Fund”) and Invesco World Bond Fund (“World Bond Fund”).

WHAT WILL THESE CHANGES DO IF APPROVED?

Proposal 5 includes two sub-Proposals — sub-Proposal 5(a) and sub-Proposal 5(b) — each of which involves a separate vote. In sub-Proposal 5(a), shareholders of the Macro Allocation Fund are being asked to approve changing the Fund’s sub-classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act. In sub-Proposal 5(b), shareholders of the World Bond Fund are being asked to approve changing the Fund’s sub-classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act. These changes will give each of these Funds the ability to invest a greater percentage of its assets in the obligations or securities of a smaller number of issuers than a diversified fund.

WHY ARE SHAREHOLDERS OF THESE FUNDS BEING ASKED TO APPROVE THIS CHANGE?

As explained more fully in sub-Proposal 5(a) below, the Macro Allocation Fund’s portfolio management team believes that reclassifying the Fund as non-diversified will help the Fund to meet the requirements of the SEC’s proposed amendments to the rules governing the use of derivatives by registered funds (the “Derivatives Rule”). If the Derivatives Rule is implemented, the team may need to shift from futures to physical holdings to comply with the limitations on notional leverage set forth in the Derivatives Rule, which would make it difficult for the Fund to comply with applicable testing limits. The Adviser believes the proposed change will allow the Fund to better implement its investment strategy and remain compliant with the limits of the 1940 Act. The Fund’s exposure to underlying reference assets is not expected to materially change in connection with the shift to non-diversified fund status.

As explained more fully in sub-Proposal 5(b) below, the World Bond Fund’s portfolio management team believes it will be better able to capture its investment philosophy regarding exposure to various global markets if given the ability to focus its exposures from time to time. Specifically, the Fund’s portfolio management team believes the shift to non-diversified status will allow the Fund to target investment in a particular country’s interest rate term structure which the team believes is best reflected in that country’s government bonds. The team believes that if the Fund is reclassified as non-diversified, it could gain exposure to various global markets more efficiently and cost effectively by having the flexibility to take larger positions in fewer non-US government securities.

VOTING PROCEDURES

HOW DO I VOTE IN PERSON?

If you do attend the Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if you hold your shares in street name, you are required to obtain a “legal proxy” from your broker, bank or other nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before the Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call the Trusts at (800) 952-3502 if you plan to attend the Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so. If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” each Proposal, as recommended by the Board of your Trust, and in accordance with management’s recommendation on other matters. Proxies marked “WITHHOLD” will not be voted “FOR” a Proposal, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “AGAINST” each applicable Proposal, other than Proposals 1 and 2. An unfavorable vote on a Proposal by the shareholders of one Fund or Trust will not affect the implementation of such Proposal by another Fund or Trust if the Proposal is approved by the shareholders of the other Fund or Trust, as applicable. An unfavorable vote on a Proposal by the shareholders of a Fund will not affect such Fund’s implementation of other Proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees or any other matter.

Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET?

You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Joint Proxy Statement.

MAY I REVOKE MY VOTE?

If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised. You can do this in one of four ways:

•	You may send in another duly executed proxy card bearing a later date, prior to the Meeting.

•	You may submit a proxy by telephone, via the internet, or via an alternative method of voting permitted by your broker, with a later date.

•	You may notify the Trusts’ Secretary in writing before the Meeting that you have revoked your proxy.

•	You may vote in person at the Meeting, as set forth above under the heading, “How Do I Vote in Person?

FUND SERVICE PROVIDERS

Investment Adviser of the Funds

The investment adviser for each Fund is Invesco Advisers, Inc.. The Adviser is an indirect, wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Sub-Advisers of the Funds

The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to a Fund. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., and Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Additionally, Invesco PowerShares Capital Management LLC currently serves as a sub-adviser to Invesco Short Duration High Yield Municipal Fund, Invesco Strategic Real Return Fund, Invesco Alternative Strategies Fund , Invesco Multi-Asset Inflation Fund, Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund, Invesco Select Opportunities Fund, Invesco Balanced-Risk Aggressive Allocation Fund and Invesco Conservative Income Fund. Each Sub-Adviser is an indirect, wholly owned subsidiary of Invesco Ltd.

Each Sub-Adviser is located at the address listed below.

Invesco Asset Management Deutschland GmbH

An der Welle 5

1st Floor

Frankfurt, Germany 60322

Invesco Asset Management Ltd.

Perpetual Park

Perpetual Park Drive

Henley-on-Thames

Oxfordshire RG91HH

United Kingdom

Invesco Asset Management (Japan) Limited

Roppongi Hills Mori Tower 14F

6-10-1 Roppongi

Minato-ku, Tokyo 106-6114

Invesco Hong Kong Limited

41/F Citibank Tower

3 Garden Road, Central

Hong Kong

Invesco Senior Secured Management, Inc.

1166 Avenue of the Americas

New York, NY 10036

Invesco Canada Ltd.

5140 Yonge Street

Suite 800

Toronto, Ontario

Canada M2N 6X7

Invesco PowerShares Capital Management LLC

3500 Lacey Road

Suite 700

Downers Grove, IL 60515

Other Service Providers of the Funds

Administrative Services

Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to each Fund which are not required to be performed by the Adviser under its investment advisory agreement with each Fund.

Principal Underwriter

The principal underwriter for each Fund is Invesco Distributors Inc., located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Custodian and Transfer Agent

The custodian for each Fund, other than Government & Agency Portfolio, Treasury Obligations Portfolio, Liquid Assets Portfolio, STIC Prime Portfolio, Tax-Free Cash Reserve Portfolio, Treasury Portfolio, Premier Portfolio, Premier Tax-Exempt Portfolio, Premier U.S. Government Money Portfolio, Invesco Government Money Market, Invesco Conservative Income Fund and Invesco Tax-Exempt Cash Fund is State Street Bank and Trust Company located at One Lincoln Street, Boston, Massachusetts 02111. The custodian for Government & Agency Portfolio, Treasury Obligations Portfolio, Liquid Assets Portfolio, STIC Prime Portfolio, Tax-Free Cash Reserve Portfolio, Treasury Portfolio, Premier Portfolio, Premier Tax-Exempt Portfolio, Premier U.S. Government Money Portfolio, Invesco Government Money Market Fund, Invesco Conservative Income Fund and Invesco Tax-Exempt Cash Fund is Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217-1431. The transfer agent for each Fund is Invesco Investment Services, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046, a wholly owned subsidiary of Invesco Ltd.

PROPOSAL 1

ELECTION OF TRUSTEES

Shareholders of each Trust are being asked to elect 15 Trustees (together, the “Trustee Nominees”) to the Board of the Trust of which the Fund is a series. Each Trust currently has the same Board. Eleven of the current 13 Trustees of the Board — specifically, Martin L. Flanagan, Philip A. Taylor, Bruce L. Crockett, David C. Arch, James T. Bunch, Jack M. Fields, Dr. Eli Jones, Dr. Prema Mathai-Davis, Dr. Larry Soll, Raymond Stickel, Jr. and Robert C. Troccoli — have been nominated for re-election to the Board. Additionally, each of Cynthia Hostetler, Teresa M. Ressel, Ann Barnett Stern and Christopher L. Wilson (together, the “New Nominees”) have been nominated for election to the Board for the first time. Trustees Albert R. Dowden and Suzanne H. Woolsey retired effective December 31, 2016 and are not standing for re-election. The New Nominees were recommended by a third party search firm or a current Trustee prior to their nomination as Trustees. If each Trustee Nominee is approved, the number of Board members comprising each Trust’s Board will increase from 13 to 15 Trustees.

All Trustee Nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected. If elected, each Trustee Nominee will serve until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. In addition, it is the current policy of the Board that any trustees who are not affiliated with Invesco may serve on the Board until December 31 of the year in which the trustee turns 75. If shareholders fail to elect one or more of the Trustee Nominees, then the Board will take such further action as it deems to be in the best interests of the Trusts’ shareholders, which may include reducing the size of the Board in such a manner that a majority of the Trustees of the Trusts consist of Trustees previously elected by shareholders, or reproposing the election of any Trustee Nominees who are not elected.

In the case of any vacancy on the Board, each Trust’s Agreement and Declaration of Trust provides that the remaining Trustees may fill such vacancy by appointing a replacement or reduce the size of the Board. Any such appointment would be subject to the 1940 Act requirement regarding election of trustees.

Information Regarding the Trustee Nominees

The business and affairs of the Trusts are managed under the direction of each Board. This section of this Joint Proxy Statement provides you with information regarding each Trustee Nominee. Trustees generally serve until their successors are duly elected and qualified or until their earlier death, resignation, removal or retirement pursuant to the policy noted above. The tables below list the Trustee Nominees, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. If all Trustee Nominees are elected, the Boards will be composed of 15 Trustees, including 13 Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the “Independent Trustees” and each an “Independent Trustee”).

The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised by the Adviser as of the Record Date. As of the date of this Joint Proxy Statement, there were 146 funds in the Invesco Fund Complex.

The mailing address of each Trustee and each Trustee Nominee is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Name, year of Birth and Position(s) Held with the Trusts	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
Interested Trustee Nominees

Martin L. Flanagan(1) — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.),	146	None

Name, year of Birth and Position(s) Held with the Trusts	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years

Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company); Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor(2) — 1954 Trustee and Senior Vice President	2006	Head of the Americas Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)	146	None

		Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company),

Name, year of Birth and Position(s) Held with the Trusts	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
		Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustee Nominees
Bruce L. Crockett — 1944 Trustee and Chair	1978	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	Chairman of Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Member of the Audit Committee, Ferroglobe PLC (metallurgical company); Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council

David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association

Name, year of Birth and Position(s) Held with the Trusts	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation; Chairman of the Board, Denver Film Society

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None

Cynthia Hostetler —1962 Nominee	†	Retired Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	146†	Vulcan Materials Company; Trilinc Global Impact Fund; and Aberdeen Investment Funds

Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School-Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None

Teresa M. Ressel — 1962 Nominee	†

Retired

Formerly: Chief Financial Officer, The Olayan Group (manufacture, wholesale, retail and distribution of various consumer, financial and industrial products and services); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management and Budget and Chief Financial Officer, U.S. Department of the Treasury; Executive Change Consultant, Cigna Healthcare; Senior Vice President, Kaiser Permanente; Program Manager, Hewlett-Packard Company; Nuclear Test & Construction Engineer, General Dynamics Corporation

			146†	Atlantic Power Corporation; ON Semiconductor Corp.

Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None

Ann Barnett Stern — 1957 Nominee	†	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution)	146†	Federal Reserve Bank of Dallas

Name, year of Birth and Position(s) Held with the Trusts	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
		Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None

Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

Christopher L. Wilson — 1957 Nominee	†

Managing Partner, CT2, LLC (investing and consulting firm)

Formerly: President/Chief Executive Officer, Columbia Funds, LLC, an Ameriprise Financial, Inc. Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

			146†	TD Asset Management USA Inc.; ISO New England, Inc.

(1)

Mr. Flanagan is considered an interested person (within the meaning of the Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Adviser, and an officer and a director of Invesco Ltd., the ultimate parent of the Adviser.

(2)	Mr. Taylor is considered an interested person (within the meaning of the Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer and a director of the Adviser.

†	Current nominee for election.

Board Qualifications and Experience

Interested Trustee Nominees.

Martin L. Flanagan, Trustee

Martin L. Flanagan has been a member of the Board of Trustees of the Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd.

Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.

Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co.

Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business.

The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Funds.

Philip A. Taylor, Trustee

Philip A. Taylor has been a member of the Board of Trustees of the Invesco Funds since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director of Invesco Ltd. since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002.

Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer.

Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.

The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Funds.

Independent Trustee Nominees.

Bruce L. Crockett, Trustee and Chair

Bruce L. Crockett has been a member of the Board of Trustees of the Invesco Funds since 1978, and has served as Independent Chair of the Board of Trustees and their predecessor funds since 2004.

Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company.

Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of ALPS (Attorneys Liability Protection Society) and he is a life trustee of the University of Rochester Board of Trustees. He is a member of the Audit Committee of the Investment Company Institute and Ferroglobe PLC (metallurgical company). He is also a member of the Executive Committee and Chair of the Governance Committee of the Independent Directors Council.

The Board of Trustees elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.

David C. Arch, Trustee

David C. Arch has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.

Mr. Arch is the Chairman of Blistex Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Board of the Illinois Manufacturers’ Association and a member of the World Presidents’ Organization.

The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Funds.

James T. Bunch, Trustee

James T. Bunch has been a member of the Board of Trustees of the Invesco Funds since 2000.

From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., an investment banking firm previously located in Denver, Colorado. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm.

At various other times during his career, Mr. Bunch has served as Chair of the National Association of Securities Dealers, Inc. (NASD) Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee.

In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager.

The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Funds.

Jack M. Fields, Trustee

Jack M. Fields has been a member of the Board of Trustees of the Invesco Funds since 1997.

Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the SEC. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act.

Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs.

Mr. Fields also served as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide until 2015. In addition, Mr. Fields sits on the Board of Discovery Learning Alliance, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.

The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Funds.

Cynthia Hostetler

Cynthia Hostetler is currently a member of the board of directors/trustees of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials, Trilinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments, and the Aberdeen Investment Funds, a mutual fund complex. Previously, Ms. Hostetler served as a member of the board of directors of Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo.

From 2001 to 2009 Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation (“OPIC”), a government agency that supports US investment in the emerging markets. Ms. Hostetler oversaw a multi-billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan Bancorporation, a bank holding company, and its largest subsidiary, First Savings Bank, from 1991 to 2001.

The Board believes that Ms. Hostetler should be elected to serve as an Independent Trustee because of her knowledge of financial services and investment management, her experience as a director of other companies, including a mutual fund complex, her legal background, and other professional experience gained through her prior employment.

Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016. Dr. Jones is the dean of the Mays Business School at Texas A&M University and holder of the Peggy Pitman Mays Eminent Scholar Chair in Business. Dr. Jones has served as a director of Insperity, Inc. since April 2004 and is chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Prior to his current position, from 2012-2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston.

Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Funds.

Dr. Prema Mathai-Davis, Trustee

Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Invesco Funds since 1998.

Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Funds.

Teresa M. Ressel

Teresa M. Ressel has previously served across both the private sector and the U.S. government. Formerly, Ms. Ressel served from 2004 to 2012 in various capacities at UBS AG, including most recently as Chief Executive Officer of UBS Securities LLC, a broker-dealer division of UBS Investment Bank, and Group Chief Operating Officer of the Americas group at UBS AG. In these roles, Ms. Ressel managed a broad array of operational risk controls, supervisory control, regulatory, compliance, and logistics functions covering the United States and Canada, as well as banking activities covering the Americas.

Between 2001 and 2004, Ms. Ressel served at the U.S. Treasury first as Deputy Assistant Secretary for Management and Budget and then as Assistant Secretary for Management and Chief Financial Officer. Ms. Ressel was confirmed by the U.S. Senate and handles a broad array of management duties including finance & accounting, operational risk, audit and performance measurement along with information technology and infrastructure security.

Ms. Ressel also currently serves as a member of the board of directors and as a member of the audit committee of ON Semiconductor Corporation, a publicly traded technology company. Ms. Ressel currently chairs their Corporate Governance and Nominating Committee. ON Semiconductor is a leading supplier of semiconductor-based solutions, many of which reduce global energy use. She has served on the ON Semiconductor board since 2012.

Ms. Ressel also currently serves as a member of the board of directors at Atlantic Power, a publicly traded company which owns and operates a diverse fleet of power generation across the United States and Canada. She serves on the audit committee and compensation committees and has been on the Atlantic Power board since 2014.

The Board believes that Ms. Ressel should be elected to serve as an Independent Trustee because of her extensive knowledge of risk management and financial services in both the public and private sectors, her experience as a director and audit committee member of other companies, and other professional experience gained through her prior employment.

Dr. Larry Soll, Trustee

Dr. Larry Soll has been a member of the Board of Trustees of the Invesco Funds since 1997.

Formerly, Dr. Soll was Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989; 1993 to 1994) and President (1982 to 1989) of Synergen Corp., a public company, and in such capacities supervised the activities of the Chief Financial Officer. Dr. Soll also has served as a director of three other public companies and as treasurer of a non-profit corporation. Dr. Soll currently serves as a trustee and a member of the Audit Committee of each of the funds within the Invesco Funds.

The Board believes that Dr. Soll’s experience as a chairman of a public company benefits the Funds.

Ann Barnett Stern

Ann Barnett Stern is currently the President and Chief Executive Officer of Houston Endowment Inc., a private philanthropic institution. She has served in this capacity since 2012. Formerly, Ms. Stern served in various capacities at Texas Children’s Hospital from 2003 to 2012, including General Counsel and Executive Vice President.

Ms. Stern is also currently a member of the Dallas Board of the Federal Reserve Bank of Dallas, a role she has held since 2013.

The Board believes that Ms. Stern should be elected to serve as an Independent Trustee because of her knowledge of financial services and investment management, her experience as a director, and other professional experience gained through her prior employment.

Raymond Stickel, Jr., Trustee

Raymond Stickel, Jr. has been a member of the Board of Trustees of the Invesco Funds since 2005.

Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the investment management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services for several mutual fund clients.

Mr. Stickel began his career with Touche Ross & Co. (the Firm) in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm’s Accounting and Auditing Executive Committee.

The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Funds.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016.

Mr. Troccoli retired in 2010 after a 39-year career with KPMG LLP. Since 2013 he has been an adjunct professor at the University of Denver’s Daniels College of Business.

Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office’s Financial Services Practice. He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies. Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group.

The Board believes that Mr. Troccoli’s experience as a partner in a large accounting firm and his knowledge of investment companies, investment advisors, and private equity firms benefits the Funds.

Christopher L. Wilson

Christopher L. Wilson started a career in the investment management business in 1980. From 2004 to 2009, Mr Wilson served as President and Chief Executive Officer of Columbia Funds, a mutual fund complex with over $350 billion in assets. Mr. Wilson is currently a Managing Partner of CT2, LLC, an early stage investing and consulting firm for start-up companies. He has served in this capacity since 2009.

From 2014 to 2016, Mr. Wilson served as a member of the Board of Directors of the mutual fund company managed by TDAM USA Inc., an affiliate of TD Bank, N.A.

Mr. Wilson also currently serves as a member of the Board of Directors of ISO New England, Inc., the company that establishes the wholesale electricity market and manages the electrical power grid in New England. Mr. Wilson is currently the chair of the Audit and Finance Committee, which also oversees cybersecurity, and a member of the systems planning committee of ISO-NE, Inc. He previously served as chair of the Human Resources and Compensation Committee and was a member of the Markets Committee. He has served on the ISO New England, Inc. board since 2011.

The Board believes that Mr. Wilson should be elected to serve as an Independent Trustee because of his extensive knowledge of financial services and investment management, his experience as a director and audit committee member of other companies, including a mutual fund company, and other professional experience gained through his prior employment.

Trustee Nominee and Trustee Ownership of Fund Shares

As of October 31, 2016, each Trustee Nominee and Trustee beneficially owned shares of the Funds and, on an aggregate basis, any funds in the Invesco Fund Complex overseen by the Trustee Nominee in the amounts specified in Annex C.

Board Leadership Structure

Each Board has appointed an Independent Trustee to serve in the role of Chairman of the Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to a Fund’s charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability otherwise imposed on such person as a member of the Board, generally. As discussed below, the Board has established committees to assist the Board in performing its oversight responsibilities.

Board Role in Risk Oversight

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of each of the Investments Committee, Audit Committee, Compliance Committee, Governance Committee and Valuation, Distribution and Proxy Oversight Committee (as further described below) (for purposes of this section only, the “Risk Committees”). These Risk Committees in turn report to the full Board and recommend actions and approvals for the full Board to take.

The Adviser, or its affiliates, prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Risk Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Risk Committee or the Senior Officer.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, Invesco’s Chief Investment Officers and the portfolio managers of the Funds meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Funds of investments in particular types of securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

The Audit Committee is apprised by, and discusses with, management its policies on risk assessment and risk management. Such discussion includes a discussion of the guidelines governing the process by which risks are assessed and managed and an identification of each Fund’s major financial risk exposures. In addition, the Audit Committee meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Funds.

The Compliance Committee receives regular compliance reports prepared by the Adviser’s compliance group and meets regularly with each Fund’s Chief Compliance Officer (the “CCO”) to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Funds and for the Funds’ service providers. The compliance policies and procedures are specifically designed to detect, prevent and correct violations of the federal securities laws.

The Governance Committee monitors the composition of the Board and each of the Risk Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Funds. In addition, the Governance Committee oversees an annual self-assessment of the Board and addresses governance risks, including insurance and fidelity bond matters, for the Trust.

The Valuation, Distribution and Proxy Oversight Committee monitors fair valuation of portfolio securities based on management reports that include explanations of the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities in Fund portfolios.

Compensation of Trustees

Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chairman of the Board and Chair of each Committee (defined below) and Sub-Committee receive additional compensation for their services. Compensation received by the Trustees of the Funds as of December 31, 2015 is shown in Annex D hereto.

Board Meetings

In addition to regularly scheduled meetings each year, the Board holds special meetings and/or conference calls to discuss specific matters that may require action prior to the next regular meeting. The table below includes the number of times the Board met during each Trust’s fiscal year. Each Trustee who is standing for re-election attended at least 75% of the aggregate of: (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which the Trustee served. Trustees are encouraged to attend regular shareholder meetings, but the Board has no set policy requiring Board member attendance at such meetings. In addition, no Trust held, or was required to hold, an annual meeting at which Board members were elected during the Trust’s last fiscal year.

The following table sets forth information regarding the number of meetings held by each Board and each committee of each Board for each Trust’s most recently completed fiscal year.

	Board	Audit Committee	Compliance Committee	Governmance Committee	Investments Committee	Valuation, Distribution and Proxy Oversight Committee
ACST(1)	8	12	5	6	6	6
AEF(2)	9	12	4	6	6	6
AFG(3)	8	6	5	6	6	6
AGS(3)	8	6	5	6	6	6
AIMF(2)	9	12	4	6	6	6
AIF(2)	9	12	4	6	6	6
AIS(4)	8	7	5	6	6	6
ASEF(5)	8	7	5	6	6	6
ATEF(4)	8	7	5	6	6	6
ATST(1)	8	12	5	6	6	6
IEF(3)	8	6	5	6	6	6
IMT(1)	8	12	5	6	6	6
IST(2)	9	12	4	6	6	6
STIT(1)	8	12	5	6	6	6

(1)	Information disclosed is for the fiscal year ended August 31, 2016.

(2)	Information disclosed is for the fiscal year ended October 31, 2016.

(3)	Information disclosed is for the fiscal year ended December 31, 2015.

(4)	Information disclosed is for the fiscal year ended February 29, 2016.

(5)	Information disclosed is for the fiscal year ended April 30, 2016.

Board Committees

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation, Distribution and Proxy Voting Oversight Committee (the “Committees”). The table above includes the number of meetings each Committee held during the Trust’s last fiscal year.

Audit Committee

The members of the Audit Committee are Messrs. Arch, Bunch, Crockett, Stickel (Chair) and Troccoli (Vice Chair) and Dr. Soll. The Audit Committee performs a number of functions with respect to the oversight of the Funds’ accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) appointing independent registered public accountants for the Funds; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Funds; and (v) assisting the Board with its oversight of the integrity of the Funds’ financial statements and compliance with legal and regulatory requirements.

Compliance Committee

The members of the Compliance Committee are Messrs. Bunch (Vice Chair), Stickel and Troccoli, and Dr. Soll (Chair). The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) if requested by the Board, reviewing and making recommendations concerning the qualifications, performance and compensation of the Funds’ CCO and Senior Officer; (ii) reviewing recommendations and reports made by the CCO or Senior Officer of the Funds regarding compliance matters; (iii) overseeing compliance policies and procedures of the Funds and their service providers; and (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the Adviser, the CCO, or the Senior Officer.

Governance Committee

The members of the Governance Committee are Messrs. Arch, Crockett, and Fields (Chair) and Drs. Jones and Mathai-Davis (Vice Chair). All of the members of the Governance Committee are Independent Trustees. The Board has adopted and approved a formal written charter for the Governance Committee. The Governance Committee’s charter is available at www.invesco.com/us.

The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee, and nominating the Chairman of the Board and the Chair and Vice-Chair of each Committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees; and (iii) overseeing the annual self-evaluation of the performance of the Board and its Committees.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in each Trust’s Bylaws require that any shareholder of a Fund desiring to nominate a candidate for election at a special shareholder meeting must provide certain information about itself and the candidate, and must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to the meeting or the tenth day following the public announcement of the date of the meeting and not earlier than the close of business on the 120th day prior to the date of the meeting.

While the Governance Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate’s qualifications, the Governance Committee may consider, among other things: (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds; (2) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a trustee; (3) whether the person can make a positive contribution to the Board and the Funds, with consideration being given to the person’s specific experience, education, qualifications and other skills; and (4) whether the person is of good character and high integrity, and whether the person has other desirable personality traits, including independence, leadership and the ability to work with other Board members. The Governance Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

Investments Committee

The members of the Investments Committee are Messrs. Arch (Vice Chair), Bunch (Chair), Crockett, Fields, Flanagan, Stickel, Taylor and Troccoli (Vice Chair) and Drs. Jones (Vice Chair), Mathai-Davis and Soll. The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by the Adviser and the Sub-Advisers and to periodically review Fund performance information.

The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), unless the Investments Committee takes such action directly; and (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, risks and limitations of the Designated Funds.

Valuation, Distribution and Proxy Oversight Committee

The members of the Valuation, Distribution and Proxy Oversight Committee are Mr. Fields, and Drs. Jones (Vice Chair) and Mathai-Davis (Chair). The Valuation, Distribution and Proxy Oversight Committee performs a number of functions with respect to valuation, distribution and proxy voting, including: (i) reviewing reports and making recommendations to the full Board regarding the Funds’ valuation and liquidity methods and determinations, and annually approving and making recommendations to the full Board regarding pricing procedures and procedures for determining the liquidity of securities; (ii) reviewing the Adviser’s annual report evaluating the pricing vendors, and approving and recommending that the full Board approve changes to pricing vendors and pricing methodologies; (iii) reviewing reports and making recommendations to the full Board regarding mutual fund distribution and marketing channels and expenditures; and (iv) reviewing reports and making recommendations to the full Board regarding proxy voting guidelines, policies and procedures.

Shareholder Communications

Shareholders may send communications to each Fund’s Board. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the applicable Fund or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE TRUSTEE NOMINEES.

PROPOSAL 2

AMENDMENT OF EACH TRUST’S AGREEMENT AND DECLARATION OF TRUST

Each Trust is organized as a Delaware statutory trust under Delaware law. The operations of the Trusts are governed by their respective Agreements and Declarations of Trust (the Trusts’ existing Agreements and Declarations of Trust, as amended to date, the “Existing Declarations of Trust”). The Board is recommending that shareholders approve amendments to the Existing Declarations of Trust to allow the Trustees to authorize (i) a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two series of a Trust, or between a series of a Trust and a series of any other registered investment company) (together, “significant transactions”), and (ii) the combination of two or more classes of shares of any series into a single class, each without shareholder approval. A form of the amendment to the Existing Declaration of Trust proposed to be adopted by each Trust (the “Declaration of Trust Amendment”) is attached hereto as Annex E. The proposed changes to the Existing Declarations of Trust will provide the Trustees with additional flexibility to make decisions that they believe are in shareholders’ best interests without causing a Fund to incur the delay and expense of soliciting shareholder approval except as required by applicable law. Although the Trustees’ authority to effect significant transactions and combinations of share classes would be expanded under the Declaration of Trust Amendment, the Boards’ consideration of significant transactions and combinations of share classes would still be subject to applicable requirements under the 1940 Act and Delaware law, and shareholders would be protected by the same Board oversight process currently in place for the Funds.

The 1940 Act and rules thereunder permit investment company boards to authorize significant transactions without first seeking shareholder approval if certain conditions are met. Delaware law also affords boards of trustees the authority to approve significant transactions without the added procedural step of shareholder approval. Specifically, a Delaware statutory trust is permitted to provide in its declaration of trust that significant transactions may be effected upon board approval. Under the Existing Declarations of Trust, however, a significant transaction of a Trust or any series thereof generally requires shareholder approval, even when shareholder approval of the transaction is not otherwise required by applicable law. Accordingly, the amendments are designed to provide the Trusts’ governing documents with the full scope of flexibility conferred by the 1940 Act and Delaware law. In addition, most modern investment company charter documents allow funds to take similar actions with Board approval. Thus, the changes would also align the Trusts’ governing documents with those of similar investment companies, which generally provide for Board approval of significant transactions. Each Board believes that it is in the best interests of shareholders to modernize the Existing Declarations of Trust to permit the Board to authorize significant transactions without shareholder approval consistent with the Delaware law and the 1940 Act and related rules thereunder.

The proposed changes are also intended to make the administration of the Trusts more efficient and cost-effective, and to provide greater flexibility for the operations of the Trusts. The changes would provide each Board with additional flexibility to make decisions that the Board determines are in the best interests of shareholders when considering a significant transaction of a Trust or a Fund without causing the Trust or Fund to incur the time and expense of soliciting shareholder approval unless it is required by applicable law. Accordingly, it is expected that the Declaration of Trust Amendment will save shareholders the considerable expense associated with future shareholder meetings. The Declaration of Trust Amendment would not alter the Trustees’ existing fiduciary obligations to act in the best interests of the Funds and their shareholders and would not remove any of the shareholder protections required by current federal law and state law. The Declaration of Trust Amendment will not change the investment objectives or investment strategies of the Funds. Shareholders would also receive adequate notice of any significant transaction authorized by a Board pursuant to the Declaration of Trust Amendment.

If the Declaration of Trust Amendment is adopted, shareholders will continue to benefit from the rights and protections afforded under the 1940 Act with respect to significant transactions and would retain the right to vote on certain transactions. For example, Rule 17a-8 under the 1940 Act requires reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. Shareholder approval of a merger or reorganization would also be required where, for example, there are material differences in the fundamental policies or advisory contracts of the relevant funds, or if the acquiring fund paid a distribution (12b-1) fee that was higher than the acquired fund’s 12b-1 fee.

The Declaration of Trust Amendment would also clarify the Trustees’ authority to combine the shares of two or more classes of any series into a single class without shareholder approval. The Trustees’ exercise of this authority under the Declaration of Trust Amendment would be subject to any applicable provisions of the 1940 Act, and the rules adopted thereunder, and Delaware law. The Existing Declarations of Trust are silent with respect to such share class combinations. The clarification is designed to explicitly affirm that the Trustees have the flexibility when considering an intra-fund share class combination to make decisions that they believe are in shareholders’ best interests without causing the Fund to incur the time and expense of soliciting shareholder approval.

If the shareholders of each Trust do not approve Proposal 2 to amend the Existing Declarations of Trust, the Board will continue to be required to obtain shareholder approval to enter into mergers, consolidations and similar transactions, and to combine shares of two or more classes of any series into a single class.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO EACH TRUST’S AGREEMENT AND DECLARATION OF TRUST

PROPOSAL 3

AMENDMENT OF EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION RELATED TO INVESTING IN PHYSICAL COMMODITIES

The shareholders of each Fund are being asked to approve an amendment to the fundamental investment limitation of the Fund regarding its investments in commodities.

Under the 1940 Act, a fund’s investment policy relating to the purchase and sale of commodities must be fundamental (i.e., the investment policy may only be changed with shareholder approval). The Funds have previously adopted the fundamental investment limitations regarding investments in commodities listed in Annex F for each Fund.

Since the adoption of the Funds’ current fundamental investment limitations regarding commodities, the financial markets and related regulation by the U.S. Commodity Futures Trading Commission and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including transactions in commodity-linked instruments. The Adviser considers the proposed amended fundamental investment limitation to be well-suited to today’s regulatory and investment environments and believes that it will provide greater clarity with respect to the scope of the restriction in light of the evolved landscape. Specifically, the proposed change is intended to: (i) simplify and standardize the Funds’ current policies; (ii) provide the Funds greater flexibility with respect to the use of commodity-related investments in pursuing their respective investment objectives and strategies; and (iii) preserve the Funds’ ability to trade in a variety of modern derivative instruments including, but not limited to, futures contracts, forward contracts, options and swaps.

The Adviser does not anticipate any changes to the manner in which any of the Funds will be managed as a result of the implementation of the amended fundamental investment limitation. Generally, the Funds (except for Invesco Gold & Precious Metals Fund) do not plan to purchase or sell any physical commodities and this will not change as a result of the implementation of the amended fundamental investment limitation. Funds that may currently invest in derivative instruments will continue to be permitted to do so, subject to each Fund’s objective, principal strategies and policies as set forth in its Prospectus and Statement of Additional Information.

If approved by shareholders of a Fund, the Proposal will be effective for each Fund as of the date that the shareholders of the Fund are notified that the change will be made, through either (a) a supplement to such Fund’s prospectus and/or SAI, or (b) revisions to such documents at the time of the annual update to a Fund’s registration statement, reflecting such changes to the Fund’s fundamental investment limitation.

Proposed Fundamental Investment Limitation:

The Fund may not: purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

Notwithstanding the greater flexibility provided by the proposed fundamental investment limitation, each Fund would be subject to limitations established, from time to time, by the applicable Board. It is not currently anticipated that the proposed amendment to the investment limitation relating to commodities would result in any change in the Funds’ current investment strategies or lead to additional material risk at this time. However, should the Adviser believe that a Fund’s investment strategy or material risks should be modified in the future, the Adviser would request the approval of the applicable Board for any such material modification.

If Proposal 3 is not approved by shareholders of each Fund, the fundamental investment restriction prohibiting each Fund from purchasing or selling physical commodities, unless acquired as a result of ownership of securities or other instruments, will remain in effect.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTMENTS IN PHYSICAL COMMODITIES.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO POWERSHARES CAPITAL MANAGEMENT LLC AND INVESCO ASSET MANAGEMENT (INDIA) PRIVATE LIMITED AS SUB-ADVISERS FOR CERTAIN FUNDS

Proposal 4 includes two sub-Proposals — sub-Proposal 4(a) and sub-Proposal 4(b) — each of which involves a separate vote. Sub-Proposal 4(a) only applies to the Funds identified in Annex B (the “Identified Funds”). Sub-Proposal 4(b) applies to all Funds except Premier U.S. Government Money Portfolio. For purposes of the discussion under this Proposal 4, the terms “Fund” and “Funds” will include all Funds (including the Identified Funds) except Premier U.S. Government Money Portfolio.

Existing Sub-Advisory Contract

In 2007, a Master Intergroup Sub-Advisory Contract (the “Sub-Advisory Contract”) was approved by shareholders of certain Funds then in existence, under which several affiliates of the Adviser would be available to serve as sub-advisers for such Funds at the discretion of the Adviser (the “Existing Sub-Advisers”). The date that each Fund individually approved the Sub-Advisory Contract, the date the Sub-Advisory Contract was last submitted to shareholders for each Fund, the purpose of such submission and the rate of compensation and aggregate amount of fees paid to the Existing Sub-Advisers on behalf of each Fund during each Fund’s last fiscal year are provided in Annex G.

Pursuant to sub-Proposal 4(a), the shareholders of each Identified Fund are now being asked to approve an amendment to the Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC (“Invesco PowerShares”) as a sub-adviser for the Identified Funds. This amendment would create a new sub-advisory agreement between the Adviser and Invesco PowerShares on behalf of the Identified Funds (the “PowerShares Sub-Advisory Agreement”).

In addition, pursuant to sub-Proposal 4(b), the shareholders of each Fund are now being asked to approve an amendment to the Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited (“Invesco India”) as a sub-adviser for the Funds. This amendment would create a new sub-advisory agreement between the Adviser and Invesco India on behalf of the Funds (the “India Sub-Advisory Agreement”).

Invesco PowerShares and Invesco India are together referred to as the “Proposed Sub-Advisers.” The PowerShares Sub-Advisory Agreement and the India Sub-Advisory Agreement are together referred to as the “Proposed Sub-Advisory Agreements.”

Reasons for Adding the Proposed Sub-Advisers to the Existing Sub-Advisory Contract

The Sub-Advisory Contract allows the Adviser and the Funds to receive investment advice and research services from the Existing Sub-Advisers, and also permits the Adviser to grant one or more of the Existing Sub-Advisers investment management authority for a particular Fund, or a portion of a Fund, if the Adviser believes doing so would benefit that Fund and its shareholders. Like the Existing Sub-Advisers, the Proposed Sub-Advisers conduct research and compile information and make recommendations on (i) the markets and economies of certain countries and securities of companies located in such countries, and/or (ii) various specific types of investments and investment techniques, and provide related investment advisory services.

The Adviser and the Board believe that the addition of Invesco India to the pool of sub-advisers available to the Funds, and the addition of Invesco PowerShares to the pool of sub-advisers available to the Identified Funds, if approved by shareholders, will benefit the Funds and their shareholders by providing the Adviser with increased flexibility in assigning portfolio managers to the Funds, and will give the Funds access to portfolio managers and investment personnel located in other offices, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques. Additionally, the Adviser and the Board believe that the Funds and their shareholders may benefit from giving the Proposed Sub-Advisers the ability to execute portfolio transactions for the Funds. This ability should, in some cases, enable the Funds to participate more fully in trading sessions of foreign exchanges and to react more quickly to changing market conditions around the world.

Changes to your Fund if the Proposed Sub-Advisory Agreements are Approved

If the Proposed Sub-Advisory Agreements are approved, Invesco India will be added to the pool of sub-advisers available to the Funds, and Invesco PowerShares will be added to the pool of sub-advisers available to the Identified Funds, as described above. Otherwise, the approval of the Proposed Sub-Advisory Agreements will not result in any changes to your

Fund, except to the extent certain portfolio managers of the Proposed Sub-Advisers are assigned to your Fund, as described above. Each Fund’s current portfolio managers are disclosed in that Fund’s prospectus. Any changes to a Fund’s portfolio managers also will be disclosed in a supplement to that Fund’s prospectus or a new prospectus.

In addition, under the Proposed Sub-Advisory Agreements, the Adviser, not the Funds, will be responsible for the payment of fees to the Proposed Sub-Advisers. Therefore, the fees and expenses of each Fund under the Sub-Advisory Contract will not change as a result of the approval of the Proposed Sub-Advisory Agreements.

Material Terms of the Proposed Sub-Advisory Agreements

Other than the addition of the Proposed Sub-Advisers to the Sub-Advisory Contract, the material terms of the Proposed Sub-Advisory Agreements will be the same as the material terms of the Sub-Advisory Contract. The material terms of the Sub-Advisory Contract are as follows:

•

The Sub-Advisory Contract provides that the Adviser may, in its discretion, appoint sub-advisers, which, if sub-Proposals 4(a) and 4(b) are approved by shareholders of the Identified Funds and Funds, respectively, will include the Existing Sub-Advisers and the Proposed Sub-Advisers (together, the “Affiliated Sub-Advisers”), to provide one or more of the following services: (i) investment advice to one or more of the Funds for all or a portion of its investments; (ii) placing orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds; or (iii) discretionary investment management of all or a portion of the investments of one or more of the Funds. The Sub-Advisory Contract provides that the services and the portion of the investments of each Affected Fund to be advised or managed by each Affiliated Sub-Adviser shall be as agreed from time to time by the Adviser and the respective Affiliated Sub-Adviser. With respect to the portion of the investments of a Fund under its management, each Affiliated Sub-Adviser is authorized, subject to the supervision of the Adviser and the Board, to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Affiliated Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund’s cash and cash equivalents and lending securities on behalf of the Fund.

•

Each Affiliated Sub-Adviser agrees under the Sub-Advisory Contract that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Affiliated Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, the Adviser’s other clients, or an Affiliated Sub-Adviser’s other clients with research, analysis, advice and similar services. Each Affiliated Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Affiliated Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Affiliated Sub-Adviser to the Funds and their other clients, and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

•

The Sub-Advisory Contract requires that whenever an Affiliated Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Affiliated Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

•

The Sub-Advisory Contract requires that, in all matters relating to its performance, each Affiliated Sub-Adviser act in conformity with the Agreements and Declarations of Trust, By-Laws and registration statements of the Funds, and with the instructions and directions of the Adviser and the Board, and that each Affiliated Sub-Adviser comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

•

The Sub-Advisory Contract provides that, to the extent an Affiliated Sub-Adviser provides only investment advice or trading services to the Adviser and the Funds, it will do so for no compensation from either the Adviser or the Funds.

•

The Sub-Advisory Contract provides that, to the extent an Affiliated Sub-Adviser manages a portion of a Fund’s investments, the fee that the Adviser will pay such Affiliated Sub-Adviser, computed daily and paid monthly, will equal (i) 40% of the monthly compensation that the Adviser receives from the applicable Trust pursuant to its advisory agreement with such Trust, multiplied by (ii) a fraction equal to the net assets of such Fund as to which the Affiliated Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. In no event shall the aggregate monthly fees paid to the Affiliated Sub-Advisers under the Sub-Advisory Contract exceed 40% of the monthly compensation the Adviser receives from the applicable Trust pursuant to its advisory agreement with the Trust. The Sub-Advisory Contract further provides that if, for any fiscal year of a Trust, the amount of the advisory fee that a Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Affiliated Sub-Adviser will be reduced proportionately; and to the extent that the Adviser reimburses a Fund as a result of such expense limitations, such Affiliated Sub-Adviser will reimburse the Adviser for such reimbursement payments in the same proportion that the fee payable to such Affiliated Sub-Adviser bears to the advisory fee.

•

The Sub-Advisory Contract requires each Affiliated Sub-Adviser to maintain all books and records of the securities transactions of the Funds in compliance with the requirements of the federal securities laws and to furnish the Board and the Adviser with periodic and special reports as the Board or the Adviser reasonably may request.

•

The Sub-Advisory Contract requires each Affiliated Sub-Adviser to maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws and the investment objective(s) and policies as stated in the Funds’ prospectuses and statements of additional information.

•

The Sub-Advisory Contract requires each Affiliated Sub-Adviser at its expense to make its portfolio managers and other appropriate investment personnel available to the Board and the Adviser, at reasonable times, either in person or, at the mutual convenience of the Adviser and the Affiliated Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds, and to consult with the Board and the Adviser regarding the Funds’ investment affairs, including economic, statistical and investment matters related to the Affiliated Sub-Adviser’s duties, and to provide periodic reports to the Adviser relating to the investment strategies it employs.

•	The Sub-Advisory Contract requires each Affiliated Sub-Adviser to assist in the fair valuation of portfolio securities held by the Funds.

•	The Sub-Advisory Contract requires each Affiliated Sub-Adviser, upon the Adviser’s request, to review draft reports to shareholders and other documents and provide comments on a timely basis.

•	The Sub-Advisory Contract includes an express representation and warranty by each Affiliated Sub-Adviser that it has adopted a code of ethics meeting the requirements of applicable law.

•

The Sub-Advisory Contract requires each Affiliated Sub-Adviser, unless otherwise directed by the Adviser or the Board, to vote all proxies received in accordance with the Adviser’s proxy voting policy or, if the Affiliated Sub-Adviser has a proxy voting policy approved by the Board, such Affiliated Sub-Adviser’s proxy voting policy.

•	The Sub-Advisory Contract requires each Affiliated Sub-Adviser to provide the Funds’ custodian on each business day with information relating to all transactions concerning the assets of the Funds.

•

The Sub-Advisory Contract will continue from year to year for each Fund only if continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) the vote of a majority of independent trustees cast at a meeting called for that purpose. The Sub-Advisory Contract is terminable for any Fund or any Affiliated Sub-Adviser: (i) by vote of the applicable Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days’ written notice to such Affiliated Sub-Adviser(s); or (ii) by the Adviser on sixty days’ written notice to such Affiliated Sub-Adviser(s); or (iii) by an Affiliated Sub-Adviser on sixty days’ written notice to the applicable Trust. Should the proposed sub-advisory agreement be terminated for an Affiliated Sub-Adviser, the Adviser will assume the duties and responsibilities of such Affiliated Sub-Adviser unless and until the Adviser appoints another Affiliated Sub-Adviser to perform such duties and responsibilities. In addition, the Sub-Advisory Contract will terminate automatically if assigned.

Factors Considered by the Board in Approving the Proposed Sub-Advisory Agreements

At in-person meetings held on November 30 - December 1, 2016, the Board of the applicable Funds, including a majority of the Independent Trustees, approved an amendment to the Sub-Advisory Contract for each Identified Fund and Fund to add

Invesco PowerShares and Invesco India to the Sub-Advisory Contract, effective upon shareholder approval. In so doing, the Board determined that the compensation to each Proposed Sub-Adviser under the Sub-Advisory Contract is fair and reasonable and adopted the Sub-Advisory Contract as being in the best interests of the Identified Funds and Funds, respectively, and their shareholders.

The Independent Trustees met separately during their evaluation of the Proposed Sub-Advisers with independent legal counsel from whom they received independent legal advice, and the Independent Trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the Funds who reports directly to the Independent Trustees. The Proposed Sub-Advisers were considered separately for each Identified Fund or Fund, as applicable, although the Board also considered the common interests of all of the Funds in its deliberations. The Board comprehensively considered all of the information provided to it and did not identify any particular factor that was controlling. Furthermore, each Trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.

Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Board’s approvals. The Board reached its conclusions after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. The Board of each applicable Fund recommends that you approve the Proposed Sub-Advisory Agreements, and therefore the amendment to the Sub-Advisory Contract.

A. NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE PROPOSED SUB-ADVISERS

The Board reviewed the services expected to be provided by the Proposed Sub-Advisers under the Sub-Advisory Contract and the credentials and experience of the officers and employees of the Proposed Sub-Advisers. The Board noted that the Proposed Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Proposed Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the addition of Invesco PowerShares and Invesco India to the Sub-Advisory Contract may benefit each of the Identified Funds and Funds, respectively, and their shareholders by permitting the Adviser to access the resources and talents of the Proposed Sub-Advisers in managing the Funds. The Board concluded that the nature, extent and quality of services that may be provided by the Proposed Sub-Advisers were appropriate and satisfactory and consistent with the terms of the Sub-Advisory Contract.

B. FUND PERFORMANCE

The Board did not view Fund performance as a relevant factor in considering whether to approve the addition of Invesco PowerShares or Invesco India to the Sub-Advisory Contract for the applicable Funds, as Invesco PowerShares and Invesco India do not currently manage assets of the Identified Funds or Funds, respectively.

C. SUB-ADVISORY FEES

The Board also considered the services that may be provided by the Proposed Sub-Advisers pursuant to the Sub-Advisory Contract, as well as the fees payable by the Adviser pursuant to the Sub-Advisory Contract. The Board noted that the Adviser retains overall responsibility for, and provides services to, sub-advised Funds, including oversight of the Proposed Sub-Advisers. The Board also noted that the sub-advisory fees are not paid directly by the Funds, but rather, are payable by the Adviser to the Proposed Sub-Advisers. The Board noted that the Adviser does not expect that the Proposed Sub-Advisers will receive ancillary benefits as a result of any relationship with the Identified Funds or Funds, as applicable.

D. ECONOMIES OF SCALE AND BREAKPOINTS

The Board considered the extent to which there are economies of scale in the provision of the sub-advisory services to the Funds. Because the sub-advisory fee is payable by the Adviser, the Board noted that findings regarding economies of scale and breakpoints made in connection with the most recent annual review process would not be affected.

E. PROFITABILITY AND FINANCIAL RESOURCES

The Board received and accepted information from the Adviser demonstrating that each Proposed Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Contract.

Transactions with Affiliated Brokers

For the most recently completed fiscal year, the Funds listed below paid the following commissions to brokers that were affiliated persons of the Funds, or affiliated persons of such persons:

AIM Counselor Series Trust (Invesco Counselor Series Trust) (fiscal year ended August 31, 2016)	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	Percentage of Brokerage Commissions Paid to Affiliated Brokers
Invesco American Franchise Fund	$40,105	0.74%
Invesco California Tax-Free Income Fund	$0	0%
Invesco Core Plus Bond Fund	N/A	N/A
Invesco Equally-Weighted S&P 500 Fund	$0	0%
Invesco Equity and Income Fund	$39,395	1.16%
Invesco Floating Rate Fund	N/A	N/A
Invesco Global Real Estate Income Fund	N/A	N/A
Invesco Growth and Income Fund	$35,124	1.10%
Invesco Low Volatility Equity Yield Fund	N/A	N/A
Invesco Pennsylvania Tax Free Income Fund	$0	0%
Invesco S&P 500 Index Fund	$0	0%
Invesco Short Duration High Yield Municipal Fund	N/A	N/A
Invesco Small Cap Discovery Fund	$2,705	0.51%
Invesco Strategic Real Return Fund	N/A	N/A

AIM Equity Funds (Invesco Equity Funds) (fiscal year ended October 31, 2015)
Invesco Charter Fund	$1,274	0.17%
Invesco Diversified Dividend Fund	$5,993	0.36%
Invesco Summit Fund	$37,195	3.54%

AIM Funds Group (Invesco Funds Group) (fiscal year ended December 31, 2015)
Invesco European Small Company Fund	N/A	N/A
Invesco Global Core Equity Fund	$1,376	0.10%
Invesco International Small Company Fund	N/A	N/A
Invesco Small Cap Equity Fund	N/A	N/A

AIM Growth Series (Invesco Growth Series) (fiscal year ended December 31, 2015)
Invesco Alternative Strategies Fund	N/A	N/A
Invesco Balanced-Risk Retirement Now Fund	N/A	N/A
Invesco Balanced-Risk Retirement 2020 Fund	N/A	N/A
Invesco Balanced-Risk Retirement 2030 Fund	N/A	N/A
Invesco Balanced-Risk Retirement 2040 Fund	N/A	N/A
Invesco Balanced-Risk Retirement 2050 Fund	N/A	N/A
Invesco Conservative Allocation Fund	N/A	N/A
Invesco Convertible Securities Fund	$0	0%
Invesco Global Low Volatility Equity Yield Fund	$0	0%
Invesco Growth Allocation Fund	N/A	N/A
Invesco Income Allocation Fund	N/A	N/A
Invesco International Allocation Fund	N/A	N/A
Invesco Mid Cap Core Equity Fund	$293	0.02%
Invesco Moderate Allocation Fund	N/A	N/A
Invesco Multi-Asset Inflation Fund	N/A	N/A
Invesco Quality Income Fund	$0	0%
Invesco Small Cap Growth Fund	$4,836	0.49%

AIM International Mutual Funds (Invesco International Mutual Funds) (fiscal year ended October 31, 2015)
Invesco Asia Pacific Growth Fund	N/A	N/A
Invesco European Growth Fund	N/A	N/A
Invesco Global Growth Fund	N/A	N/A
Invesco Global Opportunities Fund	N/A	N/A
Invesco Global Responsibility Equity Fund	N/A	N/A
Invesco Global Small & Mid Cap Growth Fund	$1,280	0.38%
Invesco International Companies Fund	N/A	N/A
Invesco International Core Equity Fund	N/A	N/A
Invesco International Growth Fund	N/A	N/A
Invesco Select Opportunities Fund	N/A	N/A

AIM Investment Funds (Invesco Investment Funds) (fiscal year ended October 31, 2015)	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	Percentage of Brokerage Commissions Paid to Affiliated Brokers
Invesco All Cap Market Neutral Fund	N/A	N/A
Invesco Balanced-Risk Allocation Fund	N/A	N/A
Invesco Balanced-Risk Commodity Strategy Fund	N/A	N/A
Invesco Developing Markets Fund	N/A	N/A
Invesco Emerging Markets Equity Fund	N/A	N/A
Invesco Emerging Markets Flexible Bond Fund	N/A	N/A
Invesco Endeavor Fund	N/A	N/A
Invesco Global Health Care Fund	$7,261	0.63%
Invesco Global Infrastructure Fund	N/A	N/A
Invesco Global Market Neutral Fund	N/A	N/A
Invesco Global Targeted Returns Fund	N/A	N/A
Invesco Greater China Fund	N/A	N/A
Invesco Long/Short Equity Fund	N/A	N/A
Invesco Low Volatility Emerging Markets Fund	N/A	N/A
Invesco Macro Allocation Strategy Fund	N/A	N/A
Invesco Macro International Equity Fund	N/A	N/A
Invesco Macro Long/Short Fund	N/A	N/A
Invesco MLP Fund	N/A	N/A
Invesco Multi-Asset Income Fund	N/A	N/A
Invesco Pacific Growth Fund	N/A	N/A
Invesco Select Companies Fund	N/A	N/A
Invesco World Bond Fund	N/A	N/A

AIM Investment Securities Funds (Invesco Investment Securities Funds) (fiscal year ended February 29, 2016)
Invesco Corporate Bond Fund	$0	0%
Invesco Global Real Estate Fund	$0	0%
Invesco Government Money Market Fund	$0	0%
Invesco High Yield Fund	$0	0%
Invesco Real Estate Fund	$0	0%
Invesco Short Duration Inflation Protected Fund	$0	0%
Invesco Short Term Bond Fund	$0	0%
Invesco U.S. Government Fund	$0	0%

AIM Sector Funds (Invesco Sector Funds) (fiscal year ended April 30, 2016)
Invesco American Value Fund	$22,180	2.11%
Invesco Comstock Fund	$33,839	0.97%
Invesco Dividend Income Fund	$1,667	0.61%
Invesco Energy Fund	$1,153	0.18%
Invesco Gold & Precious Metals Fund	$0	0%
Invesco Mid Cap Growth Fund	$13,165	0.53%
Invesco Small Cap Value Fund	$107,012	3.18%
Invesco Technology Fund	$8,402	2.16%
Invesco Technology Sector Fund	$1,065	2.17%
Invesco Value Opportunities Fund	$21,186	3.40%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (fiscal year ended February 29, 2016)
Invesco High Yield Municipal Fund	$0	0%
Invesco Intermediate Term Municipal Income Fund	$0	0%
Invesco Limited Term Municipal Income Fund	$0	0%
Invesco Municipal Income Fund	$0	0%
Invesco New York Tax Free Income Fund	$0	0%
Invesco Tax-Exempt Cash Fund	$0	0%

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) (fiscal year ended August 31, 2016)
Premier Portfolio	N/A	N/A
Premier Tax-Exempt Portfolio	N/A	N/A
Premier U.S. Government Money Portfolio	N/A	N/A

Invesco Exchange Fund (fiscal year ended December 31, 2015)	N/A	N/A

Invesco Management Trust (fiscal year ended August 31, 2016)	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	Percentage of Brokerage Commissions Paid to Affiliated Brokers
Invesco Conservative Income Fund	N/A	N/A

Invesco Securities Trust (fiscal year ended October 31, 2015)
Invesco Balanced-Risk Aggressive Allocation Fund	N/A	N/A

Short-Term Investments Trust (fiscal year ended August 31, 2016)
Government & Agency Portfolio	N/A	N/A
Liquid Assets Portfolio	N/A	N/A
STIC Prime Portfolio	N/A	N/A
Tax-Free Cash Reserve Portfolio	N/A	N/A
Treasury Obligations Portfolio	N/A	N/A
Treasury Portfolio	N/A	N/A

A list of fees paid by the Funds to the Adviser and its affiliates (other than under the advisory agreement or for brokerage commissions) for the most recent fiscal year can be found in Annex L.

Trustees and Officers of the Funds that are also Officers and/or Directors of the Proposed Sub-Advisers

The following table lists the current Trustees and executive officers of the Funds who are also officers and/or directors of a Proposed Sub-Adviser. No Trustee and/or officer of a Fund owns securities or has any other material direct or indirect interest in a Proposed Sub-Adviser or any other person controlling, controlled by or under common control with a Proposed Sub-Adviser.

Name and Position(s) Held with the Funds	Position Held With Proposed Sub-Adviser(s)
John M. Zerr
Senior Vice President, Chief Legal Officer and Secretary	Managing Director of Invesco PowerShares

SUB-PROPOSAL 4(a):	APPROVE AN AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO POWERSHARES CAPITAL MANAGEMENT LLC AS A SUB-ADVISER FOR THE IDENTIFIED FUNDS

Information Regarding Invesco PowerShares

Invesco PowerShares is a limited liability company organized in Delaware with its principal office located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco PowerShares has been a registered investment adviser since 2003. Invesco PowerShares is an indirect wholly owned subsidiary of Invesco Ltd. Invesco Ltd. is a Bermuda company with its principal office located at 1555 Peachtree Street NE, Atlanta, Georgia 30309. The following list specifies the names and addresses of each parent company of Invesco PowerShares, with the company at the top of the list solely owning the company immediately below it:

Invesco Ltd.
Invesco Holding Company Limited (Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom)
Invesco Holding Company (US), Inc. (Two Peachtree Pointe, 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309)
Invesco Group Services, Inc. (Two Peachtree Pointe, 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309)
IVZ UK Limited (Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom)
Invesco Management Group, Inc. (11 Greenway Plaza, Suite 1000, Houston, TX 77046)
Invesco North American Holdings, Inc. (Two Peachtree Pointe, 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309)
Invesco PowerShares

The names, addresses and principal occupations of the principal executive officers and/or directors of Invesco PowerShares are listed in Annex H.

Fees Charged by Invesco PowerShares for its Services to Other Funds with Similar Objectives as the Identified Funds

The fees paid to Invesco PowerShares for acting as a sub-adviser to other funds with investment objectives similar to certain Identified Funds are set forth in Annex I.

Effective Date of the PowerShares Sub-Advisory Agreement

If sub-Proposal 4(a) is approved by shareholders of the Identified Funds, the PowerShares Sub-Advisory Agreement is expected to become effective for each Identified Fund as of the date that the PowerShares Sub-Advisory Agreement is entered into between the Adviser and Invesco PowerShares. Following implementation, the PowerShares Sub-Advisory Agreement will remain in full force and effect, unless otherwise terminated, for a period of two years. Thereafter, the Board will consider the continuation of the PowerShares Sub-Advisory Agreement on an annual basis.

If sub-Proposal 4(a) is not approved by shareholders of the Identified Funds, the Sub-Advisory Contract currently in place will remain in effect, and Invesco PowerShares will not be added as a sub-adviser to the Identified Funds. There will be no changes to the agreements among the Identified Funds, the Adviser, and the Existing Sub-Advisers under the Sub-Advisory Contract.

THE BOARD OF EACH IDENTIFIED FUND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO POWERSHARES CAPITAL MANAGEMENT LLC AS A SUB-ADVISER FOR THE IDENTIFIED FUNDS

SUB-PROPOSAL 4(b):

APPROVE AN AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO ASSET MANAGEMENT (INDIA) PRIVATE LIMITED AS A SUB-ADVISER FOR ALL FUNDS OTHER THAN PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

Information Regarding Invesco India

Invesco India is a private limited company organized in India with its principal office located at 3rd Floor, GYS Infinity, Subhash Road, Paranjpe B Scheme, Ville Parle (East), Mumbai – 400 057, India. Invesco India has been a registered investment adviser since 2016. Invesco India is an indirect wholly owned subsidiary of Invesco Ltd. Invesco Ltd. is a Bermuda company with its principal office located at 1555 Peachtree Street NE, Atlanta, Georgia 30309. The following list specifies the names and addresses of each parent company of Invesco India, with the company at the top of the list solely owning the company immediately below it:

Invesco Ltd.
Invesco Holding Company Limited (Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom)
Invesco Pacific Group Limited (Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom)
Invesco Asset Management Pacific Limited (41/F, Champion Tower, Three Garden Road, Central, Hong Kong)
Invesco Hong Kong Limited (41/F, Champion Tower, Three Garden Road, Central, Hong Kong)
Invesco India

The names, addresses and principal occupations of the principal executive officers and/or directors of Invesco India are listed in Annex H.

Fees Charged by Invesco India for its Services to Other Funds with Similar Objectives as the Funds

Invesco India did not act as an adviser or sub-adviser to other funds with investment objectives similar to the Funds.

Effective Date of the India Sub-Advisory Agreement

If sub-Proposal 4(b) is approved by shareholders of the Funds, the India Sub-Advisory Agreement is expected to become effective for each Fund as of the date that the India Sub-Advisory Agreement is entered into between the Adviser and Invesco India. Following implementation, the India Sub-Advisory Agreement will remain in full force and effect, unless otherwise terminated, for a period of two years. Thereafter, the Board will consider the continuation of the India Sub-Advisory Agreement on an annual basis.

If sub-Proposal 4(b) is not approved by shareholders of the Funds, the Sub-Advisory Contract currently in place will remain in effect, and Invesco India will not be added as a sub-adviser to the Funds. There will be no changes to the agreements among the Funds, the Adviser, and the Existing Sub-Advisers under the Sub-Advisory Contract.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE MASTER INTERGROUP SUB-ADVISORY CONTRACT TO ADD INVESCO ASSET MANAGEMENT (INDIA) PRIVATE LIMITED FOR ALL FUNDS OTHER THAN PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

PROPOSAL 5

APPROVAL OF A CHANGE IN THE SUB-CLASSIFICATION UNDER THE 1940 ACT FROM DIVERSIFIED TO NON-DIVERSIFIED AND ELIMINATION OF A RELATED FUNDAMENTAL INVESTMENT RESTRICTION

Proposal 5 includes two sub-Proposals — sub-Proposal 5(a) and sub-Proposal 5(b) — each of which involves a separate vote. Sub-Proposal 5(a) only applies to Invesco Macro Allocation Strategy Fund. Sub-Proposal 5(b) only applies to Invesco World Bond Fund.

The Invesco Macro Allocation Strategy Fund (the “Macro Allocation Fund”) and Invesco World Bond Fund (“World Bond Fund”) are currently sub-classified as “diversified” funds for purposes of Section 5(b)(1) of the 1940 Act. As diversified funds, the Macro Allocation Fund and World Bond Fund are limited as to the amount they may invest in any single issuer. Specifically, for 75% of its total assets, each Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, each Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items.

In addition, the Macro Allocation Fund and World Bond Fund each currently has a fundamental investment limitation on diversification (which may only be changed with shareholder approval), which states:

The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

If shareholders approve changing each Fund’s sub-classification from diversified to non-diversified, this corresponding fundamental investment limitation will be eliminated.

If sub-Proposals 5(a) and 5(b) are approved by shareholders, the Macro Allocation Fund and World Bond Fund will no longer be subject to the diversification limitation set forth in Section 5(b)(1) of the 1940 Act or each Fund’s current fundamental investment limitation on diversification. Although each Fund would no longer be subject to the 1940 Act diversification restrictions if shareholders approve each sub-Proposal, each Fund will continue to be subject to federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, each Fund operates as a “regulated investment company.” As such, each Fund must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of its total assets at the close of each quarter of its taxable year must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which the Fund has invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. Each Fund also must invest no more than 25% of the value of its total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and is engaged in the same, similar or related trades or businesses or, collectively, in the securities of certain publicly traded partnerships. These limits apply only as of the close of each quarter of each Fund’s taxable year. These federal tax diversification requirements may change in the future without shareholder approval.

SUB-PROPOSAL 5(a):

APPROVAL OF A CHANGE IN THE SUB-CLASSIFICATION UNDER THE 1940 ACT OF INVESCO MACRO ALLOCATION STRATEGY FUND FROM DIVERSIFIED TO NON-DIVERSIFIED AND ELIMINATION OF A RELATED FUNDAMENTAL INVESTMENT RESTRICTION

Shareholders of the Macro Allocation Fund are being asked to approve changing the Fund’s sub-classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act, and to approve the elimination of a related fundamental investment restriction on diversification. The Macro Allocation Fund was initially classified as non-diversified when first launched, but has operated as diversified for three years and as such has lost its non-diversified status as a matter of law in accordance with SEC guidance. The Adviser believes that changing the Macro Allocation Fund’s sub-classification back to non-diversified will benefit the Fund’s investment team by giving it the ability to invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer. The Fund’s portfolio management team believes that reclassifying the Fund as non-diversified will best position the Fund to meet the requirements of the SEC’s proposed amendments to the rules governing the use of derivatives by registered funds (the “Derivatives Rule”). Today, the Fund’s portfolio management team uses futures contracts to obtain global government bond exposure. If the Derivatives Rule is implemented, the team may need to shift from futures to physical holdings to comply with the limitations on notional leverage set forth in the Derivatives Rule. This shift would make it difficult for the Fund to comply with the testing limits of Section 5(b)(1) of the 1940 Act.

The Adviser believes sub-Proposal 5(a) benefits the Macro Allocation Fund by allowing it to better implement its investment strategy and remain compliant with the limits of the 1940 Act. Although the Fund’s sub-classification will change to “non-diversified” if sub-Proposal 5(a) is approved, the Fund’s exposure to underlying reference assets is not expected to materially change in connection with the shift to non-diversified fund status. However, shareholders should note that if the change in the Macro Allocation Fund’s sub-classification to “non-diversified” is approved, the Fund’s risk profile may increase. This is because the investment return on a non-diversified fund typically is dependent upon the performance of the obligations or securities of a smaller number of issuers than a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments. Accordingly, if sub-Proposal 5(a) is approved on behalf of the Macro Allocation Fund, the Fund would be subject to greater risk than it currently is subject to as a diversified fund.

The Board for the Macro Allocation Fund considered the recommendation of the Adviser to change the Funds’ sub-classification under the 1940 Act to a non-diversified company and to eliminate the Fund’s related fundamental investment restriction. The Board considered all relevant factors, including the potential impact of sub-Proposal 5(a) on the Fund and its risk profile. Following its consideration of these matters, the Board unanimously approved the proposed change in the Macro Allocation Fund’s sub-classification to “non-diversified” and the elimination of the Fund’s related fundamental investment restriction. It is anticipated that this sub-Proposal 5(a), if approved, will be effective upon notification to shareholders of the changes through appropriate revisions to the Macro Allocation Fund’s Prospectuses and Statement of Additional Information.

If sub-Proposal 5(a) is not approved by shareholders of the Macro Allocation Fund, the Fund will continue to operate as a diversified fund, as defined under the 1940 Act, and the Fund’s related fundamental investment restriction on diversification will remain in effect.

THE BOARD OF THE MACRO ALLOCATION FUND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHANGE IN THE SUB-CLASSIFICATION AND ELIMINATION OF THE RELATED FUNDAMENTAL INVESTMENT RESTRICTION

SUB-PROPOSAL 5(b):	APPROVAL OF A CHANGE IN THE SUB-CLASSIFICATION UNDER THE 1940 ACT OF INVESCO WORLD BOND FUND FROM DIVERSIFIED TO NON-DIVERSIFIED AND ELIMINATION OF A RELATED FUNDAMENTAL INVESTMENT RESTRICTION

Shareholders of the World Bond Fund are being asked to approve changing the Fund’s sub-classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act, and to approve the elimination of the Fund’s related fundamental investment restriction on diversification. The Adviser believes that changing the World Bond Fund’s sub-classification will benefit the Fund’s investment team by giving it the ability to invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer. The portfolio management team of the World Bond Fund believes it will be better able to capture its investment philosophy regarding exposure to various global markets if given the ability to focus its exposures from time to time. Specifically, the Fund’s portfolio management team believes the shift to non-diversified status will allow the Fund to target investment in a particular country’s interest rate term structure which the team believes is best reflected in that country’s government bonds. Today, the limitations of Section 5(b)(1) of the 1940 Act require the team to gain exposure to a particular country’s bond market through multiple smaller holdings of diverse issuers, including corporate issuers, that are often less liquid and offer less available securities, thereby increasing transaction costs and other inefficiencies in positioning. The team believes that if the World Bond Fund is reclassified as non-diversified, the Fund could gain exposure to various global markets more efficiently and cost effectively by having the flexibility to take larger positions in fewer non-US government securities rather than seeking such exposure through a more diversified basket of government and non-government issuers, as is required today. The team also believes that this revised implementation of its process would enable the Fund to achieve exposures that are more similar to those of its benchmark.

The Adviser believes sub-Proposal 5(b) benefits the World Bond Fund by allowing it to better implement its investment strategy and remain compliant with the limits of the 1940 Act. Shareholders should note that if the change in the World Bond Fund’s sub-classification to “non-diversified” is approved, the Fund’s risk profile may increase. This is because the investment return on a non-diversified fund typically is dependent upon the performance of the obligations or securities of a smaller number of issuers than a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments. Accordingly, if sub-Proposal 5(b) is approved on behalf of the World Bond Fund, the Fund would be subject to greater risk than it currently is subject to as a diversified fund.

The Board for the World Bond Fund considered the recommendation of the Adviser to change the Funds’ sub-classification under the 1940 Act to a non-diversified company and to eliminate the Fund’s related fundamental investment restriction. The Board considered all relevant factors, including the potential impact of sub-Proposal 5(b) on the Fund and its risk profile. Following its consideration of these matters, the Board unanimously approved the proposed change in the World Bond Fund’s sub-classification to “non-diversified” and the elimination of the Fund’s related fundamental investment restriction. It is anticipated that this sub-Proposal 5(b), if approved, will be effective upon notification to shareholders of the changes through appropriate revisions to the World Fund’s Prospectuses and Statement of Additional Information.

If sub-Proposal 5(b) is not approved by shareholders of the World Bond Fund, the Fund will continue to operate as a diversified fund, as defined under the 1940 Act, and the Fund’s related fundamental investment restriction on diversification will remain in effect.

THE BOARD OF THE WORLD BOND FUND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHANGE IN THE SUB-CLASSIFICATION AND ELIMINATION OF THE RELATED FUNDAMENTAL INVESTMENT RESTRICTION

OTHER INFORMATION

Executive Officers of the Funds

The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers do not receive compensation from the Funds. The Funds’ officers may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Russell C. Burk —1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer, The Invesco Funds

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Senior Vice President, Secretary and General Counsel, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment

		Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Karen Dunn Kelley — 1960 Senior Vice President	2010	Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management,

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years

Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2010

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2010

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

Principal Shareholders of the Funds

The persons who as of October 31, 2016 held of record more than 5% of the shares of a Fund are set forth in Annex J. To the knowledge of each Fund, no other persons own, directly or beneficially, 5% or more of the shares of any Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP (“PwC”) has been selected as each Fund’s independent registered public accounting firm by the Audit Committee and ratified by unanimous approval of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during their respective current fiscal years.

It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

In accordance with the adopted pre-approval policies and procedures, the Audit Committee has preapproved all audit and non-audit services provided to each Fund by its independent registered public accounting firm. Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

The Audit Committee of each Fund reviewed and discussed the last audited financial statements of each Fund with management and with PwC. In the course of its discussions, the Audit Committee discussed with PwC any relevant matters required to be discussed under Statement on Auditing Standards No. 16 (Communications with Audit Committees). Based on this review, the Audit Committee recommended to the Board of each Fund that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC.

Auditor Independence

The Audit Committee received the written disclosures and the letter from PwC regarding its independence required by Public Company Accounting Oversight Board’s (“PCAOB”) Ethics & Independence Rule 3526 and has discussed with PwC its independence with respect to each Fund. In connection with those discussions, PwC advised the Audit Committee that it identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Complex). PwC informed the Funds it and certain affiliates and covered persons has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PwC communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PwC is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PwC also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore the Adviser, the Funds and PwC concluded that PwC could continue as the Fund’s independent public accounting firm. The Invesco Complex relied upon the no-action letter in reaching this conclusion.

In connection with this proxy solicitation, the Adviser has investigated whether any more than ten percent owners of a Fund as of the Record Date have discretion to vote at the Meeting. In the event any such discretionary owners have covered loans outstanding from PwC or its covered persons, the Fund may be ineligible to rely on the no-action letter. The Adviser’s investigation revealed several such owners with discretionary voting authority and covered loans outstanding. Notwithstanding these lending relationships, PwC concluded that it remains objective and impartial in the conduct of its audits of the Funds and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. If a subsequent determination is made that PwC’s objectivity and impartiality has been impaired with respect to the planning for and execution of the applicable Funds’ audits, then one or more Funds may no longer be able to continue to utilize PwC as the Fund’s auditor and would need to obtain audit services from a different independent registered public accounting firm.

Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for the audit of such Fund’s annual financial statements are set forth in Annex K. All of the audit services for each Fund’s two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for audit-related services are set forth in Annex K. All of the audit-related services, which include assurance and related services by PwC that are reasonably related to the performance of the audit of a Fund, for each Fund’s two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Tax Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth in Annex K. All of the tax services for each Fund’s two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

All Other Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the audit committee of each Fund for professional services rendered for all other services are set forth in Annex K. All of the other services for the two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Covered Entities

For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (the “Covered Entities”) are set forth in Annex K. The Audit Committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations of financial reporting of the Funds. The Audit Committee also has considered whether the provision of non-audit services, if any, performed by PwC for the Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

ADDITIONAL INFORMATION REGARDING VOTING AT THE MEETING

WILL ANY OTHER MATTERS BE VOTED ON AT THE MEETING?

Management is not aware of any matters to be presented at the Meeting other than those discussed in this Joint Proxy Statement. However, if any other matters properly come before the Meeting, it is the intention of the Boards that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).

WHAT IS THE QUORUM REQUIREMENT?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 2 for a particular Trust if shareholders entitled to vote one-third of the issued and outstanding shares of such Trust on the Record Date are present at the Meeting in person or by proxy. A quorum will exist for Proposals 3 through 5 for a particular Fund, as applicable, if shareholders entitled to vote one-third of the issued and outstanding shares of such Fund on the Record Date are present at the Meeting in person or by proxy. Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposal 1 even if it has not received instructions from you. However, your broker likely will not be entitled to vote on any other Proposal unless it has received instructions from you.

A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. Because Proposals 2 through 5 may be considered non-routine, your broker likely will not be permitted to vote your shares if it has not received instructions from you, and the shares will be considered “broker non-votes.” As a result, we urge you to complete and send in your proxy or voting instructions so your vote can be counted.

Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum.

COULD THERE BE AN ADJOURNMENT OF THE MEETING?

If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the Meeting may be adjourned to allow for further solicitation of proxies. If a quorum is present but sufficient votes to approve a Proposal are not received, a shareholder vote may be taken on other Proposals described in this Joint Proxy Statement prior to any adjournment if sufficient votes have been received for such other Proposals.

If a quorum is not present at the Meeting, then the affirmative vote of a majority of Shares present in person or by proxy and entitled to vote at the Meeting (even though not constituting a quorum) will have the power to adjourn the Meeting from time to time without notice other than an announcement at the Meeting. If a quorum is present at the Meeting but sufficient votes to approve one or more of the Proposals described in the original notice of the Meeting are not obtained, then the affirmative vote of one-third of Shares present in person or by proxy and entitled to vote at the Meeting will have the power to adjourn the Meeting with regard to a particular Proposal, or to adjourn the Meeting entirely, without notice other than an announcement at the Meeting. Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified.

A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original record date. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received. With respect to adjournments, the Funds or their officers, as applicable, will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn a shareholder meeting for the purpose of soliciting shareholders to obtain additional proxies. In any such case, the persons named as proxies and/or the officers of the Funds will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

Proposal 1: The affirmative vote of a plurality of the votes cast by shareholders of a Trust is required to elect each nominee for Trustee of the Trust. A vote requiring a plurality to elect nominees for Trustees of a Trust means that the nominees receiving the largest number of votes cast will be elected to fill the available positions for that Trust. Abstentions will not count as votes cast and will have no effect on the outcome of this Proposal. We expect that brokers will be entitled to vote on this Proposal, but any broker non-vote will have no effect on the outcome of this Proposal.

Proposal 2: The affirmative vote of a majority of the votes cast by shareholders of a Trust is required to approve Proposal 2 with respect to such Trust. Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of this Proposal.

Proposals 3 through 5: For each Fund, the approval of each of Proposals 3 through 5, as applicable, requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes are counted as votes present for purposes of achieving a quorum but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote against Proposals 3 through 5 because approval of Proposals 3 through 5 requires the affirmative vote of a percentage of a Fund’s voting securities present or represented by proxy or a percentage of the outstanding voting securities.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY?

The Trusts have retained Computershare Fund Services (the “Solicitor”), a professional proxy solicitation firm, to assist in the solicitation of proxies for the Meeting. The estimated cost of solicitation by the Solicitor for the Funds is currently estimated to be in the aggregate approximately $3,972,054. The Trusts expect to solicit proxies principally by mail, but the Trusts or the Solicitor may also solicit proxies by telephone, facsimile, internet or personal interview. The Trusts’ officers will not receive any additional or special compensation for any such solicitation. The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposals will be borne by the Funds, except that the Adviser has agreed to pay $500,000 of the Funds’ proxy solicitation costs. In addition, the Adviser will bear indirectly an additional amount of proxy solicitation costs as a result of the expense limitation arrangements in place between the Adviser and the Funds. To the extent the expenses are not billed to a particular Fund, they will be allocated among the Funds. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agent of the Funds and by dealers or their representatives.

HOW MAY A SHAREHOLDER PROPOSAL BE SUBMITTED?

As a general matter, the Funds do not hold regular meetings of shareholders. Shareholder proposals for consideration at a meeting of shareholders of a Fund should be submitted to the Secretary of the applicable Trust at the address set forth on the first page of this Joint Proxy Statement. To be considered for presentation at a meeting of shareholders, the applicable Trust must receive proposals within a reasonable time, as determined by the Trust’s management, before proxy materials are prepared for the meeting. Such proposals also must comply with applicable law.

For a discussion of procedures that must be followed for a shareholder to nominate an individual as a trustee, please refer to the section of this Joint Proxy Statement entitled “Proposal 1 — Board Committees — Governance Committee.”

GENERAL

Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Senior Vice President, Chief Legal Officer and Secretary

January 12, 2017

ANNEX A

FUNDS

The following list sets forth each of the investment companies and their series (each a “Fund” and collectively, the “Funds”) participating in the Joint Special Meeting of Shareholders to be held at 1555 Peachtree Street, N.E. Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m. Eastern Standard Time. The name in the first column below is the legal name for each Fund.

Registrant	Shares Outstanding(1)

AIM Counselor Series Trust (Invesco Counselor Series Trust)
Invesco American Franchise Fund
Class A	473,772,213.67
Class B	5,692,185.18
Class C	22,097,025.05
Class R	1,697,900.14
Class Y	8,891,306.79
Class R5	3,017,615.42
Class R6	6,758,986.35

Invesco California Tax-Free Income Fund
Class A	27,398,383.87
Class B	885,578.70
Class C	4,415,194.60
Class Y	3,242,801.48

Invesco Core Plus Bond Fund
Class A	64,247,600.17
Class B	499,912.17
Class C	10,269,259.41
Class R	775,178.55
Class Y	47,202,377.86
Class R5	411,350.74
Class R6	99,904,495.00

Invesco Equally-Weighted S&P 500 Fund
Class A	39,026,789.34
Class B	93,418.04
Class C	19,589,160.11
Class R	2,310,112.46
Class Y	46,786,843.21
Class R6	13,345,021.99

Invesco Equity And Income Fund
Class A	956,423,440.29
Class B	15,108,534.46
Class C	155,967,908.10
Class R	20,626,641.97
Class Y	89,944,160.57
Class R5	42,947,880.96
Class R6	29,031,724.50

Invesco Floating Rate Fund
Class A	92,120,347.14
Class C	61,670,627.72
Class R	821,211.87
Class Y	102,696,104.23
Class R5	262,263.17
Class R6	75,206,876.86

Registrant	Shares Outstanding(1)
Invesco Global Real Estate Income Fund
Class A	38,747,591.17
Class B	72,276.97
Class C	9,557,056.42
Class Y	44,717,874.93
Class R5	1,329,848.13
Class R6	16,728,985.13

Invesco Growth And Income Fund
Class A	153,286,897.88
Class B	1,168,343.43
Class C	11,141,409.74
Class R	4,526,451.75
Class Y	70,103,159.77
Class R5	28,859,233.74
Class R6	26,144,326.50

Invesco Low Volatility Equity Yield Fund
Class A	17,159,423.96
Class B	239,523.10
Class C	2,811,531.02
Class R	23,501.44
Class Y	725,934.98
Investor Class	4,866,601.63
Class R5	1,267,409.86

Invesco Pennsylvania Tax Free Income Fund
Class A	6,981,696.53
Class B	35,715.63
Class C	678,179.82
Class Y	300,169.57

Invesco S&P 500 Index Fund
Class A	25,677,715.18
Class B	119,411.47
Class C	9,866,221.36
Class Y	4,221,059.71

Invesco Short Duration High Yield Municipal Fund
Class A	4,171,048.66
Class C	2,453,577.37
Class Y	1,193,690.63
Class R5	2,665.97

Registrant	Shares Outstanding(1)
Invesco Small Cap Discovery Fund
Class A	44,313,679.22
Class B	483,289.53
Class C	5,927,902.82
Class Y	7,878,094.42
Class R5	176,932.78
Class R6	7,572,469.38

Invesco Strategic Real Return Fund
Class A	1,140,639.84
Class C	89,156.49
Class R	10,324.42
Class Y	870,979.34
Class R5	1,001.00
Class R6	1,011.23

AIM Equity Funds (Invesco Equity Funds)
Invesco Charter Fund
Class A	186,328,495.60
Class B	1,502,285.56
Class C	11,211,115.50
Class R	1,857,967.63
Class S	985,749.79
Class Y	5,415,206.90
Class R5	1,979,642.53
Class R6	163,969.66

Invesco Diversified Dividend Fund
Class A	319,468,733.84
Class B	820,663.68
Class C	42,225,793.24
Class R	13,166,291.72
Class Y	213,640,482.91
Investor Class	111,638,539.22
Class R5	184,009,553.03
Class R6	145,605,138.65

Invesco Summit Fund
Class A	3,019,910.07
Class B	17,103.29
Class C	304,841.88
Class P	101,408,958.72
Class S	189,633.98
Class Y	232,190.89
Class R5	993.40

AIM Funds Group (Invesco Funds Group)
Invesco European Small Company Fund
Class A	13,648,047.25
Class B	100,850.69
Class C	2,500,699.97
Class Y	19,020,995.84

Invesco Global Core Equity Fund
Class A	53,934,194.94
Class B	1,186,544.18
Class C	6,376,412.48
Class R	74,476.96
Class Y	1,752,137.15
Class R5	15,147.35

Registrant	Shares Outstanding(1)
Invesco International Small Company Fund
Class A	7,420,880.32
Class B	63,776.29
Class C	1,024,746.02
Class Y	3,331,819.61
Class R5	585,009.31
Class R6	891,565.19

Invesco Small Cap Equity Fund
Class A	37,149,806.44
Class B	256,932.31
Class C	4,595,458.42
Class R	5,268,267.85
Class Y	27,140,556.01
Class R5	7,396,170.74
Class R6	3,584,032.41

AIM Growth Series (Invesco Growth Series)
Invesco Alternative Strategies Fund
Class A	84,875.10
Class C	16,880.39
Class R	1,844.21
Class Y	49,726.88
Class R5	1,001.00
Class R6	1,001.00

Invesco Balanced-Risk Retirement Now Fund
Class A	1,184,900.31
Class AX	1,007,410.56
Class B	10,215.73
Class C	428,947.46
Class CX	208,832.44
Class R	202,703.99
Class RX	7,801.91
Class Y	61,766.41
Class R5	15,821.69
Class R6	66,134.68

Invesco Balanced-Risk Retirement 2020 Fund
Class A	4,295,723.47
Class AX	822,221.82
Class B	78,869.75
Class C	885,096.37
Class CX	181,370.27
Class R	793,887.79
Class RX	46,484.55
Class Y	402,305.91
Class R5	131,200.90
Class R6	170,954.30

Registrant	Shares Outstanding(1)
Invesco Balanced-Risk Retirement 2030 Fund
Class A	5,093,109.95
Class AX	658,497.42
Class B	132,334.25
Class C	1,370,973.29
Class CX	94,796.01
Class R	997,625.57
Class RX	63,758.29
Class Y	384,715.01
Class R5	327,002.85
Class R6	244,231.48

Invesco Balanced-Risk Retirement 2040 Fund
Class A	3,878,412.39
Class AX	364,034.39
Class B	55,474.27
Class C	738,063.27
Class CX	37,756.63
Class R	877,573.94
Class RX	28,546.46
Class Y	186,521.85
Class R5	91,714.60
Class R6	274,399.85

Invesco Balanced-Risk Retirement 2050 Fund
Class A	2,163,944.34
Class AX	161,581.57
Class B	35,915.60
Class C	666,214.67
Class CX	18,481.53
Class R	457,350.15
Class RX	10,964.51
Class Y	377,506.71
Class R5	88,742.21
Class R6	129,519.52

Invesco Conservative Allocation Fund
Class A	21,606,284.87
Class B	629,630.40
Class C	6,409,905.36
Class R	851,303.66
Class S	192,218.27
ClassY	429,475.70
Class R5	1,283.50

Invesco Convertible Securities Fund
Class A	33,959,331.72
Class B	84,218.66
Class C	5,773,762.13
Class Y	24,653,303.61
Class R5	226,299.67
Class R6	589,054.10

Registrant	Shares Outstanding(1)
Invesco Global Low Volatility Equity Yield Fund
Class A	7,487,697.09
Class B	99,583.48
Class C	900,897.46
Class R	111,417.54
Class Y	267,139.00
Class R5	93,997.91

Invesco Growth Allocation Fund
Class A	55,739,045.17
Class B	2,388,839.29
Class C	10,329,624.80
Class R	1,572,167.99
Class S	1,642,683.60
Class Y	457,566.30
Class R5	871.66

Invesco Income Allocation Fund
Class A	32,549,596.04
Class B	191,783.04
Class C	11,023,257.00
Class R	448,925.32
Class Y	2,881,219.67
Class R5	74,250.10

Invesco International Allocation Fund
Class A	10,104,888.04
Class B	121,981.29
Class C	2,202,647.67
Class R	458,757.68
Class Y	685,204.54
Class R5	603,685.46

Invesco Mid Cap Core Equity Fund
Class A	39,273,689.84
Class B	671,540.06
Class C	6,955,446.57
Class R	2,860,236.10
Class Y	4,000,168.84
Class R5	1,786,508.04
Class R6	162,172.80

Invesco Moderate Allocation Fund
Class A	46,089,878.21
Class B	1,485,676.05
Class C	10,505,586.51
Class R	1,346,562.88
Class S	2,173,605.12
Class Y	418,260.62
Class R5	1,091.52

Invesco Multi-Asset Inflation Fund
Class A	52,193.34
Class C	17,737.09
Class R	1,001.00
Class Y	24,156.49
Class R5	1,001.00
Class R6	1,001.00

Registrant	Shares Outstanding(1)
Invesco Quality Income Fund
Class A	32,192,653.88
Class B	62,655.30
Class C	1,341,270.05
Class Y	5,476,407.53
Class R5	11,452,569.13

Invesco Small Cap Growth Fund
Class A	16,979,803.81
Class B	58,482.17
Class C	575,327.59
Class R	3,357,300.88
Class Y	4,520,964.88
Investor Class	6,175,769.49
Class R5	26,820,087.74
Class R6	4,948,290.44

AIM International Mutual Funds (Invesco International Mutual Funds)
Invesco Asia Pacific Growth Fund
Class A	14,419,574.30
Class B	125,478.29
Class C	2,447,807.82
Class Y	10,375,467.77

Invesco European Growth Fund
Class A	13,306,635.05
Class B	65,804.56
Class C	2,681,257.33
Class R	378,232.21
Class Y	20,394,431.91
Investor Class	4,310,942.41

Invesco Global Growth Fund
Class A	10,989,369.23
Class B	83,256.32
Class C	903,319.97
Class Y	448,464.90
Class R5	384.48
Class R6	11,362,015.91

Invesco Global Opportunities Fund
Class A	869,707.37
Class C	213,257.75
Class R	20,893.72
Class Y	33,714.70
Class R5	1,001.00
Class R6	929.37

Invesco Global Responsibility Equity Fund
Class A	4,543.95
Class C	1,003.37
Class R	1,001.00
Class Y	4,001.00
Class R5	1,001.00
Class R6	161,823.96

Registrant	Shares Outstanding(1)
Invesco Global Small & Mid Cap Growth Fund
Class A	25,369,829.06
Class B	266,082.78
Class C	1,598,909.45
Class Y	877,747.00
Class R5	725,446.39

Invesco International Companies Fund
Class A	326,181.20
Class C	6,740.60
Class R	1,387.56
Class Y	271,419.67
Class R5	1,001.00
Class R6	4,996,703.00

Invesco International Core Equity Fund
Class A	3,337,254.57
Class B	47,737.33
Class C	826,730.88
Class R	202,197.66
Class Y	354,570.26
Investor Class	952,534.57
Class R5	271,368.24
Class R6	2,448,974.13

Invesco International Growth Fund
Class A	74,377,458.09
Class B	292,902.14
Class C	5,474,536.12
Class R	3,278,398.14
Class Y	108,689,055.46
Class R5	45,876,841.00
Class R6	26,059,071.97

Invesco Select Opportunities Fund
Class A	1,497,801.82
Class C	1,482,408.02
Class R	22,571.44
Class Y	548,832.89
Class R5	1,001.00
Class R6	925.93

AIM Investment Funds (Invesco Investment Funds)
Invesco All Cap Market Neutral Fund
Class A	4,017,072.77
Class C	1,013,720.27
Class R	10,877.94
Class Y	4,138,402.70
Class R5	50,001.00
Class R6	6,935,994.58

Invesco Balanced-Risk Allocation Fund
Class A	160,906,607.50
Class B	737,962.43
Class C	114,404,807.34
Class R	2,413,487.94
Class Y	151,346,523.95
Class R5	12,537,798.25
Class R6	24,933,976.06

Registrant	Shares Outstanding(1)
Invesco Balanced-Risk Commodity Strategy Fund
Class A	6,314,868.45
Class B	22,939.30
Class C	1,048,691.47
Class R	111,898.26
Class Y	89,756,846.70
Class R5	28,001,781.51
Class R6	293,465.26

Invesco Developing Markets Fund
Class A	25,932,201.21
Class B	280,745.61
Class C	2,718,790.52
Class Y	35,311,171.76
Class R5	10,778,677.19
Class R6	5,507,662.56

Invesco Emerging Market Equity Fund
Class A	1,627,329.03
Class C	449,423.49
Class R	181,940.13
Class Y	731,140.44
Class R5	209,349.86
Class R6	949,429.50

Invesco Emerging Markets Flexible Bond Fund
Class A	784,902.64
Class B	17,060.67
Class C	182,447.89
Class R	39,806.33
Class Y	55,488.78
Class R5	1,022.31
Class R6	9,219,087.37

Invesco Endeavor Fund
Class A	6,841,822.21
Class B	72,946.70
Class C	2,206,145.03
Class R	1,028,810.67
Class Y	1,093,623.04
Class R5	1,167,602.80
Class R6	2,529,758.45

Invesco Global Health Care Fund
Class A	21,482,155.24
Class B	184,298.30
Class C	2,622,668.59
Class Y	689,418.62
Investor Class	16,786,282.24

Invesco Global Infrastructure Fund
Class A	529,349.11
Class C	67,944.54
Class R	7,587.81
Class Y	595,443.63
Class R5	1,001.00
Class R6	13,008.08

Registrant	Shares Outstanding(1)
Invesco Global Market Neutral Fund
Class A	775,942.00
Class C	47,165.31
Class R	2,489.32
Class Y	1,231,834.91
Class R5	50,001.00
Class R6	78,074.15

Invesco Global Targeted Returns Fund
Class A	2,420,960.66
Class C	1,583,908.23
Class R	1,713.35
Class Y	15,658,103.40
Class R5	6,101.07
Class R6	1,000.00

Invesco Greater China Fund
Class A	2,331,964.05
Class B	55,483.32
Class C	538,149.44
Class Y	221,642.87
Class R5	2,422.65

Invesco Long/Short Equity Fund
Class A	1,107,661.91
Class C	226,228.34
Class R	8,050.82
Class Y	709,795.71
Class R5	51,751.86
Class R6	4,025,763.92

Invesco Low Volatility Emerging Markets Fund
Class A	338,901.25
Class C	12,360.19
Class R	3,054.92
Class Y	236,028.47
Class R5	15,001.00
Class R6	4,546,758.00

Invesco Macro Allocation Strategy Fund
Class A	602,952.22
Class C	696,920.17
Class R	4,085.83
Class Y	3,587,808.65
Class R5	950.57
Class R6	23,100.95

Invesco Macro International Equity Fund
Class A	322,757.69
Class C	10,679.41
Class R	1,001.00
Class Y	407,657.23
Class R5	35,001.00
Class R6	35,001.00

Registrant	Shares Outstanding(1)
Invesco Macro Long/Short Fund
Class A	625,327.03
Class C	3,451.43
Class R	1,001.00
Class Y	654,742.62
Class R5	65,001.00
Class R6	82,657.04

Invesco MLP Fund
Class A	724,244.77
Class C	187,642.11
Class R	40,320.68
Class Y	614,815.58
Class R5	1,001.00
Class R6	1,001.00

Invesco Multi-Asset Income Fund
Class A	8,792,890.28
Class C	2,506,502.52
Class R	69,267.91
Class Y	3,253,414.61
Class R5	2,555.35
Class R6	4,816,757.86

Invesco Pacific Growth Fund
Class A	2,419,023.55
Class B	5,020.99
Class C	178,167.28
Class R	9,282.81
Class Y	277,704.82
Class R5	522.77

Invesco Select Companies Fund
Class A	17,994,293.37
Class B	146,856.37
Class C	6,711,500.02
Class R	1,765,358.19
Class Y	2,927,343.21
Class R5	1,835,923.80

Invesco World Bond Fund
Class A	2,516,543.19
Class B	42,167.36
Class C	454,939.42
Class Y	1,001,356.59
Class R5	81.24
Class R6	1,032.03

AIM Investment Securities Funds (Invesco Investment Securities Funds)
Invesco Corporate Bond Fund
Class A	130,648,221.11
Class B	1,697,894.41
Class C	11,734,793.04
Class R	929,239.67
Class Y	21,472,645.10
Class R5	668,878.84
Class R6	3,791,454.52

Registrant	Shares Outstanding(1)
Invesco Global Real Estate Fund
Class A	18,263,996.07
Class B	81,428.05
Class C	2,691,982.94
Class R	1,511,621.50
Class Y	87,792,338.99
Class R5	21,841,803.04
Class R6	6,303,591.87

Invesco Government Money Market Fund
Cash Reserve	879,053,482.95
Class AX	106,490,734.37
Class B	10,236,307.05
Class BX	927,106.56
Class C	87,285,898.04
Class CX	5,157,544.27
Class R	34,720,065.30
Class Y	28,626,398.79
Investor Class	131,441,645.17

Invesco High Yield Fund
Class A	191,670,092.97
Class B	1,669,778.90
Class C	25,305,288.76
Class Y	39,105,176.14
Investor Class	25,033,086.59
Class R5	21,310,687.10
Class R6	37,176,570.91

Invesco Real Estate Fund
Class A	40,341,632.26
Class B	188,781.05
Class C	5,034,258.97
Class R	4,421,399.22
Class Y	8,241,951.66
Investor Class	1,771,868.99
Class R5	16,899,438.66
Class R6	4,455,762.94

Invesco Short Duration Inflation Protected Fund
Class A	3,330,920.32
Class A2	2,203,330.47
Class Y	720,897.74
Class R5	70,249.80
Class R6	67,080,612.21

Invesco Short Term Bond Fund
Class A	49,864,485.41
Class C	53,963,650.07
Class R	460,899.50
Class Y	10,900,337.66
Class R5	140,557.15
Class R6	57,593,290.56

Registrant	Shares Outstanding(1)
Invesco U.S. Government Fund
Class A	65,603,041.03
Class B	712,012.83
Class C	5,010,045.99
Class R	763,691.48
Class Y	1,172,830.86
Investor Class	4,118,599.46
Class R5	123,239.88

AIM Sector Funds (Invesco Sector Funds)
Invesco American Value Fund
Class A	29,153,484.10
Class B	310,568.10
Class C	3,210,570.71
Class R	1,387,192.36
Class Y	9,409,087.00
Class R5	3,212,522.94
Class R6	4,360,366.59

Invesco Comstock Fund
Class A	269,117,925.54
Class B	2,277,154.09
Class C	21,418,628.74
Class R	13,792,757.80
Class Y	126,733,817.61
Class R5	33,052,341.75
Class R6	28,470,648.00

Invesco Dividend Income Fund
Class A	53,832,989.98
Class B	234,017.90
Class C	12,101,332.80
Class Y	26,094,554.08
Investor Class	4,159,788.97
Class R5	81,952.05
Class R6	3,542,789.32

Invesco Energy Fund
Class A	18,352,339.16
Class B	241,216.75
Class C	6,233,501.64
Class Y	1,785,940.76
Investor Class	7,153,080.44
Class R5	765,884.35

Invesco Gold & Precious Metals Fund
Class A	32,501,337.37
Class B	632,108.15
Class C	7,361,030.21
Class Y	9,197,897.52
Investor Class	17,652,008.38

Invesco Mid Cap Growth Fund
Class A	61,376,854.81
Class B	1,093,804.01
Class C	5,085,155.08
Class R	803,960.80
Class Y	2,428,797.03
Class R5	2,556,425.20
Class R6	1,362,032.31

Registrant	Shares Outstanding(1)
Invesco Small Cap Value Fund
Class A	66,114,205.81
Class B	647,195.30
Class C	7,118,799.49
Class Y	70,105,668.15

Invesco Technology Fund
Class A	7,659,402.90
Class B	135,504.62
Class C	882,881.19
Class Y	274,200.34
Investor Class	9,496,528.55
Class R5	2,909.81

Invesco Technology Sector Fund
Class A	4,148,035.58
Class B	27,889.02
Class C	471,757.43
Class Y	87,746.01

Invesco Value Opportunities Fund
Class A	48,962,410.61
Class B	1,068,862.80
Class C	6,284,079.86
Class R	1,152,933.48
Class Y	2,120,306.07
ClassR5	163,230.31

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
Invesco High Yield Municipal Fund
Class A	467,274,298.89
Class B	4,465,396.38
Class C	113,815,022.49
Class Y	170,795,555.63
Class R5	58,221.75

Invesco Intermediate Term Munipal Income Fund
Class A	64,886,251.12
Class B	298,612.20
Class C	22,511,527.48
Class Y	24,460,735.56

Invesco Limited Term Municipal Income Fund
Class A	119,118,240.11
Class A2	6,828,835.90
Class C	37,234,799.14
Class Y	69,314,662.54
Class R5	1,342,758.27

Invesco Municipal Income Fund
Class A	149,453,742.85
Class B	566,284.34
Class C	19,862,743.80
Class Y	39,187,336.20
Investor Class	8,238,091.03

Registrant	Shares Outstanding(1)
Invesco New York Tax Free Income Fund
Class A	8,500,230.99
Class B	83,056.13
Class C	1,858,595.16
Class Y	1,117,700.85

Invesco Tax-Exempt Cash Fund
Class A	35,918,272.20
Class Y	4,748,187.93
Investor Class	6,422,851.84

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)
Premier Portfolio
Investor Class	31,561,303.94
Institutional Class	700,698,636.07
Personal Class	10,000.00
Private Class	10,001.97
Reserve Class	10,000.00
Resource Class	10,005.56

Premier Tax-Exempt Portfolio
Investor Class	12,189,586.56
Institutional Class	52,136,099.71

Premier U.S. Government Money Portfolio
Investor Class	40,298,775.23
Institutional Class	5,843,816,468.81

Invesco Exchange Fund	114,323.44

Invesco Management Trust
Invesco Conservative Income Fund
Institutional Class	10,105,457.91

Invesco Securities Trust
Invesco Balanced-Risk Aggressive Allocation Fund	6,052,101.85

Short-Term Investments Trust
Government & Agency Portfolio
Cash Management	127,782,781.38
Corporate Class	316,457,956.02
Institutional Class	21,751,533,253.23
Personal Class	16,128,706.78
Private Class	493,364,789.74
Reserve Class	495,642,940.69
Resource Class	420,561,182.91

Liquid Asset Portfolio
Cash Management	8,410,086.45
Corporate Class	36,260,310.76
Institutional Class	349,521,575.46
Personal Class	626,825.42
Private Class	40,451,774.22
Reserve Class	1,138,343.73
Resource Class	1,340,018.88

Registrant	Shares Outstanding(1)
STIC Prime Portfolio
Cash Management	854,603.07
Corporate Class	20,010.62
Institutional Class	466,468,213.48
Personal Class	628,697.25
Private Class	2,465,589.19
Reserve Class	1,228,319.61
Resource Class	283,885.84

Tax-Free Cash Reserve Portfolio
Cash Management	38,694,824.29
Corporate Class	32,108.73
Institutional Class	97,139,101.47
Personal Class	2,001,240.14
Private Class	19,305,125.35
Reserve Class	26,759,378.38
Resource Class	2,117,033.18

Treasury Obligations Portfolio
Cash Management	1,617,421.81
Corporate Class	10,044.81
Institutional Class	1,309,129,477.52
Personal Class	1,742,261.00
Private Class	1,699,877.29
Reserve Class	72,888,142.32
Resource Class	193,727.31

Treasury Portfolio
Cash Management	377,685,417.34
Corporate Class	966,665,392.77
Institutional Class	20,453,482,037.11
Personal Class	151,751,037.71
Private Class	534,508,733.64
Reserve Class	162,505,670.83
Resource Class	426,637,519.24

(1)	As of December 12, 2016.

ANNEX B

IDENTIFIED FUNDS

The following list sets forth each of the Funds (previosly defined as the “Identified Funds”) to approve amending the current Master Intergroup Sub-Advisory Contract for Mutual Funds to add Invesco PowerShares Capital Management LLC.

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco American Franchise Fund

Invesco California Tax-Free Income Fund

Invesco Core Plus Bond Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund

Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund

Invesco Low Volatility Equity Yield Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco S&P 500 Index Fund

Invesco Small Cap Discovery Fund

AIM Equity Funds (Invesco Equity Funds)

Invesco Charter Fund

Invesco Diversified Dividend Fund

Invesco Summit Fund

AIM Funds Group (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Small Cap Equity Fund

AIM Growth Series (Invesco Growth Series)

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco Conservative Allocation Fund

Invesco Convertible Securities Fund

Invesco Global Low Volatility Equity Yield Fund

Invesco Growth Allocation Fund

Invesco Income Allocation Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Moderate Allocation Fund

Invesco Quality Income Fund

Invesco Small Cap Growth Fund

AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Growth Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

B-1

AIM Investment Funds (Invesco Investment Funds)

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Developing Markets Fund

Invesco Emerging Markets Flexible Bond Fund

Invesco Emerging Markets Equity Fund

Invesco Endeavor Fund

Invesco Global Health Care Fund

Invesco Greater China Fund

Invesco Pacific Growth Fund

Invesco Select Companies Fund

Invesco World Bond Fund

AIM Investment Securities Funds (Invesco Investment Securities Funds)

Invesco Corporate Bond Fund

Invesco Global Real Estate Fund

Invesco Government Money Market Fund

Invesco High Yield Fund

Invesco Real Estate Fund

Invesco Short Duration Inflation Protected Fund

Invesco Short Term Bond Fund

Invesco U.S. Government Fund

AIM Sector Funds (Invesco Sector Funds)

Invesco American Value Fund

Invesco Comstock Fund

Invesco Dividend Income Fund

Invesco Energy Fund

Invesco Gold & Precious Metals Fund

Invesco Mid Cap Growth Fund

Invesco Small Cap Value Fund

Invesco Technology Fund

Invesco Technology Sector Fund

Invesco Value Opportunities Fund

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Limited Term Municipal Income Fund

Invesco Municipal Income Fund

Invesco New York Tax Free Income Fund

Invesco Tax-Exempt Cash Fund

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Premier Portfolio

Premier Tax-Exempt Portfolio

Invesco Exchange Fund

Short-Term Investments Trust

Government & Agency Portfolio

Liquid Assets Portfolio

STIC Prime Portfolio

Tax-Free Cash Reserve Portfolio

Treasury Obligations Portfolio

Treasury Portfolio

B-2

ANNEX C

TRUSTEE, NOMINEE AND EXECUTIVE OFFICERS OWNERSHIP OF SHARES OF THE FUNDS

To the best knowledge of the Trusts, the following table sets forth certain information regarding the ownership, as of October 31, 2016, of shares of beneficial interest of each class of each of the Funds by the trustees, nominees and current executive officers of the Trusts. No information is given as to a Fund or a class if a trustee, nominee or current executive officer held no shares of any or all classes of such Fund as of October 31, 2016.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Name of Trustee/ Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Interested Persons
Martin L. Flanagan	Invesco American Franchise Fund — Class Y Invesco Equity and Income Fund — Class A Invesco Growth and Income Fund — Class Y	113,176.00 28,991.00 137,990.00	1.30 0.00 0.19	% % %

Independent Trustees
David C. Arch	Invesco Equally-Weighted S&P 500 — Class Y Invesco S&P 500 Index Fund — Class Y	2,927.72 6,305.58	0.01 0.17	% %

James T. Bunch	Invesco American Franchise Fund — Class A Invesco Equity and Income Fund — Class Y Invesco S&P 500 Index Fund — Class Y	4,444.33 24,606.70 17,008.54	0.00 0.03 0.45	% % %

Bruce L. Crockett	Invesco American Franchise Fund — Class Y Invesco Global Real Estate Income Fund — Class Y Invesco Low Volatility Equity Yield Fund — Class Y	7,984.18 553.59 262.02	0.09 0.00 0.03	% % %

Albert R. Dowden	Invesco Equity and Income Fund — Class Y	25,158.46	0.03%

Jack M. Fields	Invesco American Franchise Fund — Class Y Invesco Equally Weighted S&P 500 Fund — Class Y	385.97 3,800.97	0.00 0.01	% %

Eli Jones	Invesco Equity and Income Fund — Class Y	5,063.59	0.01%

Prema Mathai-Davis	Invesco American Franchise Fund — Class Y Invesco Equity and Income Fund — Class Y	11,530.09 19,242.46	0.13 0.02	% %

Larry Soll	Invesco Equity and Income Fund — Class Y Invesco Global Real Estate Income Fund — Class A Invesco Global Real Estate Income Fund — Class Y Invesco Low Volatility Equity Yield Fund — Class Y	5,240.41 9,492.00 34,440.39 8,223.71	0.01 0.02 0.08 0.91	% % % %

Raymond Stickel, Jr.	Invesco Equally-Weighted S&P 500 Fund — Class Y Invesco S&P 500 Index Fund — Class Y	20,665.04 43,007.20	0.05 1.14	% %

Robert C. Troccoli	Invesco Equally Weighted S&P 500 Fund — Class Y Invesco Global Real Estate Income Fund — Class Y	434.06 3,239.86	0.00 0.01	% %

Christopher L. Wilson	Invesco Equity and Income Fund — Class A Invesco Low Volatility Equity Yield Fund — Class A	3,206.78 2,604.17	0.00 0.02	% %

Suzanne H. Woolsey	Invesco American Franchise Fund — Class A	1,258.73	0.00%

Executive Officers
Karen Dunn Kelley	Invesco American Franchise Fund — Class Y	7,993.85	0.09%
	Invesco Low Volatility Equity Yield Fund — Class Y	5,686.78	0.63%

Tracy S. Sullivan	Invesco Floating Rate Fund — Class Y	2,800.74	0.00%

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

Name of Trustee/ Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Interested Persons
Martin L. Flanagan	Invesco Charter Fund — Class Y Invesco Diversified Dividend Fund — Class Y	30,407.00 156,333.00	0.54 0.08	% %

Independent Trustees
David C. Arch	Invesco Diversified Dividend Fund — Class C	3,515.57	0.01%

Bruce L. Crockett	Invesco Charter Fund — Class Y Invesco Diversified Dividend Fund — Class Y	6,433.94 5,298.41	0.12 0.00	% %

Albert R. Dowden	Invesco Diversified Dividend Fund — Class Y	34,116.37	0.02%

Eli Jones	Invesco Diversified Dividend Fund — Class A	2,785.16	0.00%

Prema Mathai-Davis	Invesco Diversified Dividend Fund — Class Y	16,456.87	0.01%

Raymond Stickel, Jr.	Invesco Diversified Dividend Fund — Class Y	6,237.96	0.00%

Executive Officers
Karen Dunn Kelley	Invesco Charter Fund — Class Y	10,172.93	0.18%

Tracy S. Sullivan	Invesco Charter Fund — Class Y	534.72	0.01%
	Invesco Diversified Dividend Fund — Class Y	1,093.36	0.00%

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Name of Trustee/ Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Interested Persons
Martin L. Flanagan	Invesco European Small Company Fund — Class Y Invesco International Small Company Fund — Class Y	125,680.00 85,904.00	0.60 2.81	% %

Independent Trustees
Bruce L. Crockett	Invesco Global Core Equity Fund — Class Y Invesco International Small Company Fund — Class A Invesco Small Cap Equity Fund — Class Y	6,684.43 350.00 11,196.04	0.42 0.00 0.04	% % %

Jack M. Fields	Invesco European Small Company Fund — Class Y Invesco International Small Company Fund — Class Y	339.05 226.21	0.00 0.01	% %

Prema Mathai-Davis	Invesco European Small Company Fund — Class Y	4,344.34	0.02%

Larry Soll	Invesco European Small Company Fund — Class Y Invesco International Small Company Fund — Class Y	22,134.33 12,502.66	0.11 0.41	% %

Executive Officers
Karen Dunn Kelley	Invesco Small Cap Equity Fund — Class Y	8,576.31	0.03%

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Name of Trustee/ Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Interested Persons
Martin L. Flanagan	Invesco Small Cap Growth Fund — Class R6 Invesco Small Cap Growth Fund — Class Y	2,744.06 58,224.00	0.06 1.29	% %

Name of Trustee/ Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
David C. Arch	Invesco Mid Cap Core Equity Fund — Class Y	6,421.60	0.16%

Jack M. Fields	Invesco Small Cap Growth Fund — Class Y	5,169.56	0.11%

Raymond Stickel, Jr.	Invesco Convertible Securities Fund — Class Y Invesco International Allocation Fund — Class Y	1,432.35 13,953.12	0.01 1.71	% %

Christopher L. Wilson	Invesco Conservative Allocation Fund — Class A	1,809.28	0.01%

Executive Officers
Karen Dunn Kelley	Invesco Small Cap Growth Fund — Class Y	883.99	0.02%

Tracy S. Sullivan	Invesco Mid Cap Core Equity Fund — Class Y	987.55	0.02%

Crissie Wisdom	Invesco Income Allocation Fund — Class Y	4,897.98	0.18%

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Name of Trustee/ Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Interested Persons
Martin L. Flanagan	Invesco European Growth Fund — Class Y Invesco International Growth Fund — Class A Invesco International Growth Fund — Class Y	72,578.00 2,870.00 152,588.00	0.34 0.00 0.14	% % %

Independent Trustees
David C. Arch	Invesco International Growth Fund — Class C Invesco International Growth Fund — Class Y	921.59 4,549.01	0.02 0.00	% %

James T. Bunch	Invesco International Growth Fund — Class Y	10,443.93	0.01%

Bruce L. Crockett

Invesco Asia Pacific Growth Fund — Class A

Invesco Asia Pacific Growth Fund — Class Y

Invesco Global Small & Mid Cap Growth — Class Y

Invesco International Core Equity Fund — Class Y

Invesco International Growth Fund — Class Y

		1,250.00 18,524.60 31,012.04 9,218.50 96.79	0.01 0.18 3.42 2.91 0.00	% % % % %

Jack M. Fields	Invesco Asia Pacific Growth Fund — Class Y Invesco European Growth Fund — Class Y Invesco International Growth Fund — Class Y	171.52 9,187.37 10,042.26	0.00 0.04 0.01	% % %

Prema Mathai-Davis	Invesco Asia Pacific Growth Fund — Class Y Invesco European Growth Fund — Class Y	6,044.63 2,421.47	0.06 0.01	% %

Larry Soll	Invesco Global Small & Mid Cap Growth Fund — Class A	3,656.00	0.01%

Raymond Stickel, Jr.	Invesco International Growth Fund — Class Y	2,069.40	0.00%

Christopher L. Wilson	Invesco Global Small & Mid Cap Growth Fund — Class A	568.95	0.00%

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Name of Trustee/ Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Interested Persons
Martin L. Flanagan	Invesco Balanced-Risk Allocation Fund — Class Y Invesco Developing Markets Fund — Class R6 Invesco Developing Markets Fund — Class Y Invesco Global Targeted Returns Fund — Class Y	12,950.00 3,574.77 68,823.13 192,730.52	0.01 0.07 0.20 1.14	% % % %

Name of Trustee/ Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
David C. Arch	Invesco Global Health Care Fund — Class Y Invesco Greater China Fund — Class Y Invesco Select Companies Fund — Class C	3,942.65 6,943.72 1,307.63	0.59 2.96 0.02	% % %

James T. Bunch	Invesco Balanced-Risk Allocation Fund — Class A	25,645.56	0.02%

Bruce L. Crockett	Invesco Developing Markets Fund — Class A Invesco Emerging Markets Equity Fund — Class Y Invesco Global Infrastructure Fund — Class Y Invesco Greater China Fund — Class Y	400.00 72,109.58 54,803.36 2,480.36	0.00 10.61 10.21 1.06	% % % %

Albert R. Dowden	Invesco All Cap Market Neutral Fund — Class Y Invesco Global Health Care Fund — Class Y Invesco Multi-Asset Income Fund — Class Y	53,945.35 7,407.21 26,745.41	1.29 1.10 0.91	% % %

Jack M. Fields	Invesco Developing Markets Fund — Class Y Invesco Greater China Fund — Class Y	129.79 163.55	0.00 0.07	% %

Larry Soll	Invesco Global Health Care Fund — Class A Invesco Pacific Growth Fund — Class Y	19,109.00 6,093.57	0.09 1.56	% %

Robert C. Troccoli	Invesco Balanced-Risk Allocation Fund — Class Y	1,929.05	0.00%

Christopher L. Wilson	Invesco Macro Long/Short Fund — Class A	2,660.23	0.82%

Executive Officers
Tracy S. Sullivan	Invesco Balanced-Risk Allocation Fund — Class Y	452.10	0.00%
	Invesco Macro Allocation Strategy Fund — Class Y	4,159.76	0.11%

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Name of Trustee/ Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Interested Persons
Martin L. Flanagan	Invesco High Yield Fund — Class Y	177,531.00	0.54%

Independent Trustees
David C. Arch	Invesco High Yield Fund — Class C	7,139.42	0.03%

James T. Bunch	Invesco Global Real Estate Fund — Class Y Invesco Government Money Market Fund — Class Y	29,018.75 10,751.55	0.07 0.04	% %

Bruce L. Crockett	Invesco High Yield Fund — Class Y	567.24	0.00%

Jack M. Fields	Invesco Global Real Estate Fund — Class Y	21,716.44	0.05%

Eli Jones	Invesco Real Estate Fund — Class A	607.68	0.00%

Larry Soll	Invesco Government Money Market Fund — Class Y	34,673.46	0.14%

Raymond Stickel, Jr.	Invesco High Yield Fund — Class Y	17,128.27	0.05%

Executive Officers
Karen Dunn Kelley	Invesco Government Money Market Fund — Class Y	4,950.56	0.02%

Crissie Wisdom	Invesco Government Money Market Fund — Class Y	14,732.06	0.06%

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Name of Trustee/ Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Interested Persons
Martin L. Flanagan	Invesco Energy Fund — Class Y Invesco Mid Cap Growth Fund — Class Y	108,636.00 4,324.00	6.13 0.18	% %

Name of Trustee/ Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class

Independent Trustees
David C. Arch	Invesco Dividend Income Fund — Class Y Invesco Energy Fund — Class Y Invesco Gold & Precious Metals Fund — Class Y Invesco Value Opportunities Fund — Class A	6,428.27 10,575.30 29,389.20 1,631.87	0.03 0.60 0.30 0.00	% % % %

James T. Bunch

Invesco Comstock Fund — Class A

Invesco Comstock Fund — Class Y

Invesco Mid Cap Growth Fund — Class A

Invesco Small Cap Value Fund — Class Y

Invesco Technology Fund — Investor Class

Invesco Value Opportunities Fund — Class Y

		560.82 31,836.98 1,325.19 18,959.04 380.39 34,027.16	0.00 0.02 0.00 0.03 0.00 1.74	% % % % % %

Bruce L. Crockett	Invesco American Value Fund — Class Y Invesco Mid Cap Growth Fund — Class Y Invesco Small Cap Value Fund — Class Y Invesco Value Opportunities Fund — Class Y	2,172.18 2,448.63 18,026.16 44,486.62	0.02 0.10 0.03 2.27	% % % %

Albert R. Dowden	Invesco Dividend Income Fund — Class Y Invesco Technology Fund — Class Y	12,114.90 7,351.14	0.05 2.65	% %

Jack M. Fields	Invesco Energy Fund — Class Y Invesco Gold & Precious Metals Fund — Class Y Invesco Small Cap Value Fund — Class Y	109.45 57,067.70 9,380.51	0.01 0.57 0.01	% % %

Prema Mathai-Davis	Invesco Comstock Fund — Class Y Invesco Technology Fund — Class Y	4,119.77 2,718.08	0.00 0.98	% %

Larry Soll	Invesco Comstock Fund — Class Y Invesco Small Cap Value Fund — Class Y	10,774.64 26,235.05	0.01 0.04	% %

Raymond Stickel, Jr.	Invesco Comstock Fund — Class Y	1,763.77	0.00%

Robert C. Troccoli	Invesco Energy Fund Class Y	1,109.57	0.06%

Executive Officers
Karen Dunn Kelley	Invesco Mid Cap Growth Fund — Class Y	957.08	0.04%

Tracy S. Sullivan	Invesco Mid Cap Growth Fund — Class Y	615.80	0.03%
	Invesco Value Opportunities Fund — Class Y	1,191.59	0.06%

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Name of Trustee/ Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Interested Persons
Martin L. Flanagan	Invesco High Yield Municipal Fund — Class Y Invesco Limited Term Municipal Income Fund — Class Y	489,047.00 189,168.00	0.26 0.25	% %

Independent Trustees
Eli Jones	Invesco Limited Term Municipal Income Fund — Class A	3,448.28	0.00%

Larry Soll	Invesco High Yield Municipal Fund — Class A Invesco High Yield Municipal Fund — Class Y	44,639.00 23,062.00	0.01 0.01	% %

Raymond Stickel, Jr.	Invesco Municipal Income Fund — Class Y	4,330.54	0.01%

Robert C. Troccoli	Invesco Intermediate Term Municipal Income Fund — Class Y	3,733.00	0.02%
Executive Officers
Karen Dunn Kelley	Invesco High Yield Municipal Fund — Class Y	4,043.26	0.00%

Tracy S. Sullivan	Invesco Limited Term Municipal Income Fund — Class Y	546.98	0.00%
	Invesco Municipal Income Fund — Class Y	1,136.87	0.00%

AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)

Name of Trustee/ Nominee/Officer	Fund and Class	Number of Shares of the Funds Owned Beneficially	Percent of Class
Independent Trustees
James T. Bunch	Premier Portfolio — Investor Class	6,966.10	0.02%

Jack M. Fields	Premier Portfolio — Investor Class	6,010.00	0.02%

Prema Mathai Davis	Premier Portfolio — Investor Class	945,374.37	2.98%

Larry Soll	Premier Portfolio — Investor Class	1,136,664.45	3.58%

Executive Officers
Karen Dunn Kelley	Premier Portfolio — Investor Class	4,412,172.96	13.91%

INVESCO EXCHANGE FUND

Name of Trustee/ Nominee/Officer	Fund	Number of Shares of the Funds Owned Beneficially	Percent of Class
Interested Persons
Martin L. Flanagan	Invesco Exchange Fund	7.96	0.01%

Philip A. Taylor	Invesco Exchange Fund	7.96	0.01%

Independent Trustees
David C. Arch	Invesco Exchange Fund	26.00	0.02%

James T. Bunch	Invesco Exchange Fund	7.96	0.01%

Bruce L. Crockett	Invesco Exchange Fund	7.99	0.01%

Albert R. Dowden	Invesco Exchange Fund	7.96	0.01%

Jack M. Fields	Invesco Exchange Fund	7.96	0.01%

Prema Mathai-Davis	Invesco Exchange Fund	7.96	0.01%

Larry Soll	Invesco Exchange Fund	7.96	0.01%

Raymond Stickel, Jr.	Invesco Exchange Fund	7.96	0.01%

Suzanne H. Woolsey	Invesco Exchange Fund	20.81	0.02%

TRUSTEE BENEFICIAL OWNERSHIP OF FUND SECURITIES

The table below indicates the aggregate dollar range of equity securities of the Funds and of all funds in the Invesco Fund Complex owned by each Trustee as of October 31, 2016.

Name of Trustee/ Nominee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee or Nominee in the Invesco Fund Complex
Interested Persons
Martin L. Flanagan	Over $100,000
Philip A. Taylor	$1-$10,000

Independent Trustees
David C. Arch	Over $100,000
James T. Bunch	Over $100,000
Bruce L. Crockett	Over $100,000[1]
Albert R. Dowden	Over $100,000
Jack M. Fields	Over $100,000[1]
Eli Jones	Over $100,000
Prema Mathai-Davis	Over $100,000[1]
Larry Soll	Over $100,000
Raymond Stickel, Jr.	Over $100,000
Robert C. Troccoli	Over $100,000
Suzanne H. Woolsey	$50,001-100,000
Christopher L. Wilson	Over $100,000

[1]

Includes total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

ANNEX D

TRUSTEE COMPENSATION TABLE

Set forth below is information regarding compensation paid to or accrued for each Trustee who was not affiliated with the Adviser during the calendar year ended December 31, 2015, unless otherwise noted. The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised by the Adviser.

	Aggregate Compensation From Trust(1)
	AIM Counselor Series Trust (Invesco Counselor Series Trust)	AIM Equity Funds (Invesco Equity Funds)	AIM Funds Group (Invesco Funds Group)	AIM Growth Series (Invesco Growth Series)	AIM International Mutual Funds (Invesco International Mutual Funds)	AIM Investment Funds (Invesco Investment Funds)	AIM Investment Securities Funds (Invesco Investment Securities Funds)	AIM Sector Funds (Invesco Sector Funds)	AIM Tax-Exempt Funds (InvescoTax- Exempt Funds)	AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust )	Invesco Exchange Fund	Invesco Management Trust	Invesco Securities Trust	Short- Term Investment Trust
Independent Trustees (4)
David C. Arch	$51,949	$15,710	$6,684	$26,455	$17,414	$38,259	$16,099	$29,225	$16,225	$12,291	$1,159	$1,311	$1,219	$44,375
James T. Bunch	55,505	18,392	7,817	30,937	20,390	44,802	18,401	33,469	18,530	13,084	1,355	1,399	1,420	47,369
Bruce L. Crockett	95,667	32,478	13,628	53,934	36,013	79,157	31,929	58,190	32,201	22,637	2,362	2,415	2,471	81,758
Albert R. Dowden	54,291	18,146	7,661	30,319	20,122	44,245	18,038	33,025	18,170	12,823	1,328	1,370	1,355	46,346
Jack M. Fields	50,463	16,927	7,147	28,285	18,768	41,277	16,720	30,615	16,838	11,918	1,239	1,273	1,264	43,073
Eli Jones (5)	30,384	N/A	N/A	N/A	N/A	N/A	2,386	4,679	2,558	7,448	N/A	777	N/A	26,200
Prema Mathai-Davis	54,291	18,109	7,645	30,257	20,082	44,154	17,883	33,025	18,019	12,823	1,325	1,370	1,352	46,346
Larry Soll	55,159	18,392	7,817	30,937	20,390	44,802	18,401	33,469	18,530	12,996	1,355	1,390	1,420	47,066
Raymond Stickel, Jr.	59,334	19,734	8,383	33,179	21,878	48,074	19,719	35,878	19,861	13,991	1,453	1,496	1,520	50,642
Robert C. Troccoli (5)	31,585	N/A	N/A	N/A	N/A	N/A	2,508	4,901	2,681	7,721	N/A	806	N/A	27,231
Suzanne H. Woolsey	51,949	15,710	6,684	26,455	17,414	38,259	16,099	29,225	16,225	12,291	1,159	1,311	1,219	44,375
Officer
Russell Burk	103,090	—	—	—	—	117,866	—	—	—	—	—	—	—	86,677

(1)

Amounts shown for AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Invesco Management Trust and Short-Term Investment Trust are as of their fiscal year ended August 31, 2016. Amounts shown for AIM Equity Funds (Invesco Equity Funds), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds) and Invesco Securities Trust are as of their fiscal year ended October 31, 2015. Amounts shown for AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), and Invesco Exchange Fund are as of their fiscal year ended December 31, 2015. Amounts shown for AIM Investment Securities Funds (Invesco Investment Securities Funds) and AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) are as of their fiscal year ended February 29, 2016. Amounts shown for AIM Sector Funds (Invesco Sector Funds) are as of its fiscal year ended April 30, 2016. The total amount of compensation deferred by all trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) during the fiscal year ended August 31, 2016, including earnings, was $78,273 and $11,101, respectively. The total amount of compensation deferred by all trustees of AIM Equity Funds (Invesco Equity Funds), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds) and Investment Securities Trust during the fiscal year ended October 31, 2015, including earnings, was $48,383, $48,536, $90,810 and $2,309, respectively. The total amount of compensation deferred by all trustees of AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series) and Invesco Exchange Fund during the fiscal year ended December 31, 2015, including earnings, was $16,924, $60,437, and $1,711, respectively. The total amount of compensation deferred by all trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) during the fiscal year ended February 29, 2016, including earnings, was $44,589 and $42,087, respectively. The total amount of compensation deferred by all trustees of AIM Sector Funds (Invesco Sector Funds) during the fiscal year ended April 30, 2016, including earnings, was $47,324.

D-1

(2)

These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assume each trustee serves until his or her normal retirement date. These amounts are not adjusted to reflect deemed investment appreciation or depreciation.

(3)	All trustees currently serve as trustee of 30 registered investment companies advised by Invesco.

(4)

On December 31, 2015, Mr. Rodney Dammeyer and Mr. Hugo F. Sonnenschein retired. During the fiscal year ended October 2016 compensation from AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Investment Management Trust and Short-Term Investment Trust for both Messrs. Dammeyer and Sonnenschein was $50,191, $5,866, $670 and $22,605, respectively (of which $36,333 from AIM Counselor Series Trust (Invesco Counselor Series Trust, including earnings, was deferred). During the fiscal year ended December 2015 compensation from AIM Equity Funds (Invesco Equity Funds), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds) and Invesco Securities Trust for both Messrs. Dammeyer and Sonnenschein was $38,116, $42,174, $19,792 and $2,649 (of which $21,189, $23,406, $18,636 and $1,385 including earnings, was deferred), respectively. During the fiscal year ended December 2015 compensation from AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series) and Invesco Exchange Fund for both Messrs. Dammeyer and Sonnenschein was $18,319, $70,463 and $$2,487 (of which $11,120, $41, 972 and $1,239 including earnings, was deferred), respectively. During the fiscal year ended February 2016 compensation from AIM Investment Securities Funds (Invesco Investment Securities Funds) and AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) for both Messrs. Dammeyer and Sonnenschein was $43,515 and $42,705 (of which $17,761 and $17,262 including earnings was deferred), respectively. During the fiscal year ended April 2016 compensation from AIM Sector Funds (Invesco Sector Funds) for both Messrs. Dammeyer and Sonnenschein was $48,000 (of which $1,147, including earnings, was deferred).

(5)	Dr. Eli Jones and Mr. Robert C. Troccoli were appointed as trustees of the Trusts effective January 29, 2016.

D-2

ANNEX E

FORM OF AMENDMENT TO EXISTING DECLARATION OF TRUST

AMENDMENT NO.

TO THE AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

This Amendment No.          (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of                                  (the “Trust”) amends, effective as of                                 , the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of                                 , as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, this amendment was approved by the Trustees of the Trust and a vote of the Shareholders.

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Section 2.4 is amended to read as follows:

Section 2.4    Actions Affecting Portfolios and Classes. The Trustees shall have full power and authority, in their sole discretion without obtaining any prior authorization or vote of the Shareholders of any Portfolio, or Class thereof, to establish and designate and to change in any manner any Portfolio of Shares, or any Class or Classes thereof; to fix or change such preferences, voting powers, rights, and privileges of any Portfolio, or Classes thereof, as the Trustees may from time to time determine, including any change that may adversely affect a Shareholder; to divide or combine the Shares of any Portfolio, or Classes thereof, into a greater or lesser number of Shares; to classify or reclassify or convert any issued or unissued Shares of any Portfolio, or Classes thereof, into one or more Portfolios or Classes of Shares of a Portfolio and, in connection therewith, to cause some or all of the Shareholders of such Portfolio or Class to be admitted as Shareholders of such other Portfolio or Class; and to take such other action with respect to the Shares as the Trustees may deem desirable. A Portfolio and any Class thereof may issue any number of Shares but need not issue any Shares. At any time that there are no Outstanding Shares of any particular Portfolio or Class previously established and designated, the Trustees may abolish that Portfolio or Class and the establishment and designation thereof.

2.	Section 4.1(k) is amended to read as follows:

(k)    To sell or exchange any or all of the assets of the Trust.

3.	Section 6.1 is amended to read as follows:

Section 6.1    Voting Powers. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as and to the extent provided in Section 3.4, (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any Registration Statement and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion.

Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law or the Governing Instrument that may be taken by Shareholders.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted together, except when required by applicable law or when the Trustees have determined that the matter affects the interests of one or more Portfolios (or Classes), then only the Shareholders of all such affected Portfolios (or Classes) shall be entitled to vote thereon. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. Provisions relating to meetings, quorum, required vote, record date and other matters relating to Shareholder voting rights are as provided in the Bylaws.

Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

Only Record Owners shall have the power to cast a vote at a meeting of Shareholders subject to the voting provisions set forth in the Governing Instrument. Beneficial owners of Shares who are not Record Owners shall not be entitled to cast a vote at a meeting of Shareholders but shall be entitled to provide voting instructions to corresponding Record Owners, subject to any limitations imposed by applicable law.

E-1

4.	Section 9.4 is amended to read as follows:

Section 9.4    Sale of Assets; Merger and Consolidation. The Trustees may cause (i) the Trust or one or more of its Portfolios to the extent consistent with applicable law to sell all or substantially all of its assets to, or be merged into or consolidated with, another Portfolio, statutory trust (or series thereof) or Company (or series thereof), (ii) the Shares of the Trust or any Portfolio (or Class) to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to this Section 9.4, (iii) the Shares of any Class to be converted into another Class of the same Portfolio, or (iv) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. In all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Portfolio (or Class) into beneficial interests in such separate statutory trust or trusts (or series or class thereof).

5.     All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

6.     Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of                        .

By:

Name: John M. Zerr

Title:   Senior Vice President

E-2

ANNEX F

Fundamental Investment Restriction Regarding Investments in Physical Commodities

Current Disclosure:

Majority of Invesco Open-end Funds(1) :

The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Invesco Gold & Precious Metals Fund:

Invesco Gold & Precious Metals Fund may not purchase physical commodities or sell physical commodities (other than gold bullion) unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent Invesco Gold & Precious Metals Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco Emerging Markets Flexible Bond Fund, Invesco Global Targeted Returns Fund, Invesco Macro Allocation Strategy Fund and Invesco Multi-Asset Income Fund:

The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities. This restriction also does not prevent the Fund from investing up to 25% of its total assets in the Subsidiary, thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements and investing outside of the Subsidiary in other commodity-linked instruments such as commodity-linked notes, ETFs, futures and swaps.

Invesco Conservative Income Fund and Invesco Strategic Real Return Fund:

The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving derivative instruments, including but not limited to forwards, swaps and futures contracts and options thereon, the underlying reference assets of which are physical commodities or investing in securities or other instruments that are secured by, or the returns of which are linked to, physical commodities.

Premier U.S. Government Money Portfolio:

The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

Invesco Exchange Fund The Fund may not buy or sell commodities or commodity contracts.

Proposed Disclosure:

The Fund may not: purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

Invesco Gold & Precious Metals Fund will retain its ability to make direct investments in gold bullion, a physical commodity.

F-1

(1)

Government & Agency Portfolio, Invesco All Cap Market Neutral Fund, Invesco Alternative Strategies Fund, Invesco American Franchise Fund, Invesco American Value Fund, Invesco Asia Pacific Growth Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund, Invesco Balanced-Risk Retirement 2050 Fund, Invesco Balanced-Risk Retirement Now Fund, Invesco California Tax-Free Income Fund, Invesco Charter Fund, Invesco Comstock Fund, Invesco Conservative Allocation Fund, Invesco Convertible Securities Fund, Invesco Core Plus Bond Fund, Invesco Corporate Bond Fund, Invesco Developing Markets Fund, Invesco Diversified Dividend Fund, Invesco Dividend Income Fund, Invesco Emerging Markets Equity Fund, Invesco Endeavor Fund, Invesco Energy Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco Equity and Income Fund, Invesco European Growth Fund, Invesco European Small Company Fund, Invesco Floating Rate Fund, Invesco Global Core Equity Fund, Invesco Global Growth Fund, Invesco Global Health Care Fund, Invesco Global Infrastructure Fund, Invesco Global Low Volatility Equity Yield Fund, Invesco Global Market Neutral Fund, Invesco Global Opportunities Fund, Invesco Global Real Estate Fund, Invesco Global Real Estate Income Fund, Invesco Global Responsibility Equity Fund, Invesco Global Small & Mid Cap Growth Fund, Invesco Government Money Market Fund, Invesco Greater China Fund, Invesco Growth Allocation Fund, Invesco Growth and Income Fund, Invesco High Yield Fund, Invesco High Yield Municipal Fund, Invesco Income Allocation Fund, Invesco Intermediate Term Municipal Income Fund, Invesco International Allocation Fund, Invesco International Companies Fund, Invesco International Core Equity Fund, Invesco International Growth Fund, Invesco International Small Company Fund, Invesco Limited Term Municipal Income Fund, Invesco Long/Short Equity Fund, Invesco Low Volatility Emerging Markets Fund, Invesco Low Volatility Equity Yield Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Mid Cap Core Equity Fund, Invesco Mid Cap Growth Fund, Invesco MLP Fund, Invesco Moderate Allocation Fund, Invesco Multi-Asset Inflation Fund, Invesco Municipal Income Fund, Invesco New York Tax Free Income Fund , Invesco Pacific Growth Fund, Invesco Pennsylvania Tax Free Income Fund, Invesco Quality Income Fund , Invesco Real Estate Fund, Invesco S&P 500 Index Fund, Invesco Select Companies Fund , Invesco Select Opportunities Fund, Invesco Short Duration High Yield Municipal Fund, Invesco Short Duration Inflation Protected Fund, Invesco Short Term Bond Fund, Invesco Small Cap Discovery Fund , Invesco Small Cap Equity Fund, Invesco Small Cap Growth Fund, Invesco Small Cap Value Fund, Invesco Summit Fund, Invesco Tax-Exempt Cash Fund, Invesco Technology Fund, Invesco Technology Sector Fund, Invesco U.S. Government Fund, Invesco Value Opportunities Fund, Invesco World Bond Fund, Liquid Assets Portfolio, Premier Portfolio, Premier Tax-Exempt Portfolio, STIC Prime Portfolio, Tax-Free Cash Reserve Portfolio, Treasury Obligations Portfolio and Treasury Portfolio.

F-2

ANNEX G

EXISTING SUB-ADVISORY AGREEMENTS

Name of Registrant/Fund	Sub-Adviser	Date Sub-Adviser Became Sub-Adviser Under Existing Sub- Advisory Agreement	Date Last Submitted to a Vote of Shareholders	Aggregate Fees paid to Sub-Adviser
AIM Counselor Series Trust (Invesco Counselor Series Trust)
Invesco Floating Rate Fund	Invesco Senior Secured Management, Inc.	April 14, 2006	February 29, 2008	$4,997,926
Invesco Global Real Estate Income Fund	Invesco Asset Management Limited	May 31, 2002	February 29, 2008	$426,651
Invesco Strategic Real Return Fund	Invesco Senior Secured Management, Inc.	April 22, 2014	N/A(1)	$27,324
AIM Growth Series (Invesco Growth Series)
Invesco Global Low Volatility Equity Yield Fund	Invesco Asset Management Deutschland GmbH	October 3, 2008	February 29, 2008	$405,070
AIM Investment Funds (Invesco Investment Funds)
Invesco Endeavor Fund	Invesco Canada Ltd.	November 4, 2003	February 29, 2008	$877,791
Invesco Global Infrastructure Fund	Invesco Asset Management Limited	April 22, 2014	N/A(1)	$27,896
Invesco Global Market Neutral Fund	Invesco Asset Management Deutschland GmbH	December 16, 2013	N/A(1)	$109,098
Invesco Global Targeted Returns Fund	Invesco Asset Management Limited	December 16, 2013	N/A(1)	$1,125,256
Invesco Greater China Fund	Invesco Hong Kong Limited	March 31, 2006	April 23, 2008	$257,646
Invesco Low Volatility Emerging Markets Fund	Invesco Asset Management Deutschland GmbH	December 16, 2013	N/A(1)	$115,371
Invesco MLP Fund	Invesco Asset Management Limited	February 27, 2015	N/A(1)	$26,214
Invesco Multi-Asset Income Fund	Invesco PowerShares Capital Management LLC(2)	December 14, 2011	N/A(1)	$123,287
Invesco Pacific Growth	(i) Invesco Asset Management (Japan) Limited (ii) Invesco Hong Kong Limited	(i) February 12, 2010 (ii) June 1, 2010	N/A(1)	(i) $150,438 (ii) $122,813
Invesco Select Companies Fund	Invesco Canada Ltd.	November 4, 2003	February 29, 2008	$1,852,825
Invesco World Bond Fund	Invesco Asset Management Limited(3)	March 31, 2006	February 29, 2008	$52,677
AIM Investment Securities Funds (Invesco Securities Funds)
Invesco High Yield Fund	Invesco Canada Ltd.	October 13, 2016	N/A(1)	$-0-
Invesco Global Real Estate Fund	Invesco Asset Management Limited	April 29, 2005	February 29, 2008	$830,309
Invesco Real Estate Fund	Invesco Asset Management Limited	October 29, 2003	February 29, 2008	$966,309
AIM International Mutual Funds (Invesco International Mutual Funds)
Invesco Global Opportunities Fund	Invesco Asset Management Limited	July 30, 2012	N/A(1)	$57,291
Invesco International Companies Fund	(i) Invesco Hong Kong Limited (ii) Invesco Canada Ltd.(4)	December 21, 2015	N/A(1)	(i) $80,599 (ii) $80,599
Invesco Select Opportunities Fund	Invesco Canada Ltd.	July 30, 2012	N/A(1)	$142,623
AIM Sector Funds (Invesco Sector Funds)
Invesco Energy Fund	Invesco Canada Ltd.	February 21, 2013	February 29, 2008	$2,440,429
Invesco Gold & Precious Metals Fund	Invesco Canada Ltd.	February 21, 2013	February 29, 2008	$649,358

(1)	The applicable Fund’s initial shareholder initially approved the sub-advisory agreement and such Fund’s public shareholders have not subsequently voted on the sub-advisory agreement.

(2)	Effective February 26, 2016, Invesco PowerShares Capital Management LLC ceased to be a sub-adviser to Invesco Multi-Asset Income Fund.

(3)	Effective March 23, 2016, Invesco Asset Management Limited (IAML) ceased to be a sub-adviser to Invesco World Bond Fund, but on December 1, 2016, IAML once again became a sub-adviser to the Fund.

(4)	Effective December 1, 2016, Invesco Canada Ltd. ceased to be a sub-adviser to Invesco International Companies Fund.

G-1

ANNEX H

PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF EACH PROPOSED SUB-ADVISER

Invesco PowerShares Capital Management LLC

The following table provides information with respect to the principal executive officer and the directors of Invesco PowerShares Capital Management LLC. The business address of the principal executive officer and each director is 3500 Lacy Road, Suite 700, Downers Grove, IL 60515.

NAME	POSITION	PRINCIPAL OCCUPATION(S)
Daniel E. Draper	Managing Director, Principal Executive Officer

President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010)

David Warren	Managing Director

Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director — Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006)

John M. Zerr	Managing Director

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Senior Vice President, Secetary and General Counsel, Van Kampen Exchange Corp; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge

H-1

NAME	POSITION	PRINCIPAL OCCUPATION(S)

Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Invesco Asset Management (India) Private Limited

The following table provides information with respect to the principal executive officer and the directors of Invesco Asset Management (India) Private Limited. The business address of the principal executive officer and each director is 3rd Floor, GYS Infinity, Subhash Road, Paranjpe B Scheme, Ville Parle (East), Mumbai – 400 057, India.

NAME	POSITION	PRINCIPAL OCCUPATIONS
Vijay Kumar Chopra	Independent Director	Retired

Muralidharan Perumpilavil Govindan Nair	Independent Director	Retired

Andrew Lo	Director	Service. Company Executive

Mihir Kumar Moitra	Independent Director	Retired

Terry San Kong Pan	Director	Service. Company Executive

H-2

ANNEX I

SUB-ADVISORY FEE SCHEDULES FOR OTHER INVESCO FUNDS

The following table provides information with respect to the annual sub-advisory fee rates paid to Invesco PowerShares by Invesco Advisers, Inc., the investment adviser to the funds listed in the following table, all of which have similar investment objectives.

Name of Fund	Annual Sub-Advisory Fee Rate	Total Net Asserts for the Most Recently Completed Fiscal Period or Year	Fee Waiver, Expense Limitations and/or Expense Reimbursements for the Most Recently Completed Fiscal Period or Year
Invesco All Cap Market Neutral Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$168,143,172	Fee Waiver
Invesco Alternatives Strategies Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$1,434,629	Fee Waiver
Invesco Balanced-Risk Aggressive Allocation Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$55,662,679	Fee Waiver
Invesco Conservative Income Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$104,692,294	Fee Waiver
Invesco Global Infrastructure Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$9,971,973	Fee Waiver
Invesco Global Market Neutral Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$21,930,968	Fee Waiver
Invesco Global Opportunities Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$14,947,848	Fee Waiver
Invesco Global Responsibility Equity Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$1,416,668	Fee Waiver
Invesco Global Targeted Returns Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$221,036,249	Fee Waiver
Invesco International Companies Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$58,472,498	Fee Waiver
Invesco Long/Short Equity Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$68,487,990	Fee Waiver
Invesco Low Volatility Emerging Markets Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$42,985,012	Fee Waiver
Invesco Marco Allocation Strategy Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$51,922,592	Fee Waiver
Invesco Macro International Equity Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$7,257,641	Fee Waiver
Invesco Marco Long/Short Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$13,485,417	Fee Waiver
Invesco MLP Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$9,132,744	Fee Waiver
Invesco Multi-Asset Income Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$196,798,240	Fee Waiver
Invesco Multi-Asset Inflation Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$757,869	Fee Waiver
Invesco Select Opportunities Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$45,814,169	Fee Waiver
Invesco Short Duration High Yield Municipal Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$75,850,411	Fee Waiver
Invesco Strategic Real Return Fund	40% of the compensation paid by the Fund to Invesco on the sub-advised assets	$18,391,384	Fee Waiver

I-1

ANNEX J

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS*

As of October 31, 2016, the following record owners of shares of each Fund held, directly or beneficially, more than 5% of the voting securities of a class of securities of each Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
AIM Counselor Series Trust (Invesco Counselor Series Trust)
Invesco American Franchise Fund	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	76,366,293.41	15.93%
	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	26,738,059.24	5.58%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	25,383,580.93	5.29%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	2,114,417.58	34.70%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	2,320,950.94	10.33%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	2,178,330.55	9.70%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	1,550,177.26	6.90%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,316,984.38	5.86%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	1,293,363.68	5.76%
	Class R	Hartford Life Insurance Co Separate Account 401k Attn: UIT Operation P.O. Box 2999 Hartford, CT 06104-2999	160,687.02	9.47%
	Class R	Reliance Trust Company FBO Morley Incent P.O. Box 48529 Atlanta, GA 30362-1529	87,538.81	5.16%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	1,318,466.80	15.15%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	1,245,604.00	14.31%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	988,294.03	11.36%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	962,182.73	11.06%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	486,593.48	5.59%
	Class R5	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	1,562,122.71	51.00%
	Class R5	Wells Fargo Bank FBO Tetra Tech Inc 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	853,110.83	27.85%
	Class R5	Invesco Group Services Inc 1555 Peachtree St Ne 4th Floor General Ledger Accounting Atlanta, GA 30309-2460	209,104.60	6.83%
	Class R5	MAC & Co Attn: Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	156,409.22	5.11%
	Class R6	Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	3,474,814.41	51.76%
	Class R6	Invesco Moderate Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	2,020,326.19	30.09%
	Class R6	Invesco Conservative Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	482,894.88	7.19%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	413,166.40	6.15%
Invesco California Tax-Free Income Fund	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	10,779,136.14	38.00%
	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	6,403,816.27	22.58%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	1,570,344.00	5.54%
	Class B	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	375,722.56	39.29%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	145,383.62	15.20%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	96,920.34	10.14%
	Class B	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	70,149.36	7.34%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	2,155,487.61	46.98%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	1,046,691.57	22.81%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	389,316.09	8.49%
	Class C	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	266,903.23	5.82%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	1,380,500.50	42.66%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	647,977.08	20.02%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	308,579.03	9.54%
	Class Y	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	281,214.86	8.69%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	171,575.24	5.30%
Invesco Core Plus Bond Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	37,809,841.64	59.63%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	6,074,814.90	9.58%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	3,926,625.09	6.19%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	163,683.37	30.71%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	52,468.41	9.84%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	39,835.33	7.47%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	31,154.21	5.84%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	4,963,416.86	47.76%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	853,727.61	8.21%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	679,373.21	6.54%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	107,158.34	15.00%
	Class R	Ascensus Trustco FBO Spark Electric Service Inc Ps Pla P.O. Box 10758 Fargo, ND 58106-0758	64,663.23	9.05%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	16,637,188.68	42.94%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	5,916,606.26	15.27%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	2,697,863.13	6.96%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	2,534,132.13	6.54%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	2,375,438.63	6.13%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	2,359,727.47	6.09%
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	1,999,460.34	5.16%
	Class R5	Great-West Trust Company LLC TTEE FBO Employee Benefits Clients 401k OMNIORTR 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	4,071.94	49.75%
	Class R5	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	2,761.82	33.75%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,348.52	16.48%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R6	MAC & Co Mutual Fund Operations 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230-3198	76,937,366.52	76.91%
	Class R6	Invesco Moderate Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	7,146,514.10	7.14%
	Class R6	Invesco Income Allocation Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	6,705,095.53	6.70%
	Class R6	Invesco Conservative Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	5,559,771.71	5.56%
Invesco Equally-Weighted S&P 500 Fund	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	10,669,673.16	27.64%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	2,321,930.02	6.01%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	2,265,928.73	5.87%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	2,083,143.62	5.40%
	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	2,025,320.05	5.25%
	Class B	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	29,536.91	30.23%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	10,587.85	10.84%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	10,098.30	10.33%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	6,385.42	6.53%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	6,379.27	6.53%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	5,022.75	5.14%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	5,057,334.60	26.16%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	3,318,614.12	17.17%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	3,110,974.20	16.09%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	1,169,408.92	6.05%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	1,162,174.55	6.01%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	1,079,298.60	5.58%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	8,682,653.61	20.05%
	Class Y	Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	5,015,951.81	11.58%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	4,643,776.52	10.72%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	4,432,959.03	10.24%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	3,843,461.84	8.88%
	Class Y	Charles Schwab & Co Inc Special Custody Acct-Exclusive Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	3,602,158.43	8.32%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	3,485,736.53	8.05%
	Class R6	MAC & Co Mutual Fund Operations 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230-3198	8,390,514.35	62.35%
	Class R6	Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	2,005,115.00	14.90%
	Class R6	Invesco Moderate Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	1,241,146.00	9.22%
Invesco Equity and Income Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	281,196,605.02	29.05%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	161,303,107.38	16.67%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	6,140,560.46	38.59%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	2,512,678.41	15.79%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	1,044,827.54	6.57%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	874,485.37	5.50%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	21,715,781.57	13.68%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	19,112,925.83	12.04%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	14,803,574.26	9.32%
	Class C	American Enterprise Inv Svc 707 2nd Ave S Minneapolis, MN 55402-2405	13,047,700.16	8.22%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	12,129,988.28	7.64%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	12,101,247.07	7.62%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	12,027,807.07	7.58%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	10,732,919.97	6.76%
	Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	10,088,786.96	6.35%
	Class R	Hartford Life Insurance Co Separate Account 401k Attn: UIT Operation P.O. Box 2999 Hartford, CT 06104-2999	5,407,239.88	26.05%
	Class R	State Street Bank And Trust As Cust FBO Adp Access Product 1 Lincoln Stotech Ctr Fl 6 Boston, MA 02111	2,972,785.93	14.32%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	1,710,656.54	8.24%
	Class R	Massachusetts Mutual Life Ins Co MIP M200-Invst 1295 State St Springfield, MA 01111-0001	1,348,102.06	6.49%
	Class Y	Charles Schwab & Co Inc Onesource Omnibus Exclusive Benefit Of Its Customers 101 Montgomery St San Francisco, CA 94104-4151	9,729,235.10	11.39%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	9,430,819.62	11.04%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	8,764,403.67	10.26%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 97419 800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	5,887,217.45	6.89%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	5,652,133.86	6.62%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	5,347,279.77	6.26%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	7,560,465.97	17.47%
	Class R5	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	6,455,560.91	14.91%
	Class R5	Minnesota Life Insurance Co 400 Robert St N Ste A Saint Paul, MN 55101-2099	6,089,671.59	14.07%
	Class R5	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	5,230,114.55	12.08%
	Class R5	Taynik & Co c/o State Street Bank & Trust 1200 Crown Colony Dr Quincy, MA 02169-0938	4,511,400.54	10.42%
	Class R5	Nationwide Trust Co FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	3,198,265.11	7.39%
	Class R5	Voya Ret Ins & Annuity Co One Orange Way B3N Windsor, CT 06095-4773	3,031,520.38	7.00%
	Class R6	Taynik & Co c/o State Street Bank & Trust 1200 Crown Colony Dr Quincy, MA 02169-0938	3,812,802.47	13.67%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R6	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	3,703,798.69	13.28%
	Class R6	Voya Ret Ins & Annuity Co One Orange Way B3n Windsor, CT 06095-4773	3,644,646.28	13.07%
	Class R6	Northern Trustco TTEE FBO Genuine Parts-Dv P.O. Box 92994 Chicago, IL 60675-2994	3,152,161.63	11.30%
	Class R6	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	2,092,859.04	7.50%
	Class R6	Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	1,825,140.31	6.54%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	1,670,622.57	5.99%
Invesco Floating Rate Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	28,334,118.68	31.79%
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	9,933,346.01	11.14%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	9,184,386.38	10.30%
	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	6,088,182.80	6.83%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	5,130,392.80	5.76%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	4,593,342.09	5.15%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	18,789,664.69	30.56%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	8,978,943.59	14.61%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	7,625,261.46	12.40%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	6,955,035.57	11.31%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	4,274,517.62	6.95%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	145,457.76	18.60%
	Class R	Stuart R Chandler Pc Stuart R Chandler Fresno, CA	48,695.98	6.23%
	Class R	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	40,246.80	5.15%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	26,590,890.31	29.30%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	21,180,408.80	23.34%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	11,528,745.33	12.70%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	9,265,679.32	10.21%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	5,038,315.90	5.55%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	115,407.63	42.46%
	Class R5	Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	77,017.11	28.33%
	Class R5	Voya Institutional Trust Co 1 Orange Way # B3n Windsor, CT 06095-4773	42,994.27	15.82%
	Class R5	Great-West Trust Company LLC TTEE FBO Employee Benefits Clients 401k OMNIORTR 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	20,647.08	7.60%
	Class R6	MAC & Co Mutual Fund Operations 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230-3198	55,350,870.35	76.00%
	Class R6	Invesco Income Allocation Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	4,936,444.44	6.78%
Invesco Global Real Estate Income Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	11,757,278.76	29.11%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	8,073,574.35	19.99%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	3,637,617.07	9.01%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	3,069,488.15	7.60%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	2,232,805.71	5.53%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	10,769.16	14.47%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	9,728.64	13.07%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	9,228.70	12.40%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	6,162.85	8.28%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	4,719.05	6.34%
	Class B	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	3,793.60	5.10%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	1,432,125.13	14.40%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,371,057.76	13.79%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	1,130,504.74	11.37%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	1,083,747.83	10.90%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	1,006,091.52	10.12%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	730,688.94	7.35%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	693,548.87	6.97%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	588,576.97	5.92%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	502,585.91	5.05%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	11,117,238.39	25.24%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	9,007,530.68	20.45%
	Class Y	Charles Schwab & Co Inc Special Custody FBO Customers (SIM) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	5,967,536.37	13.55%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	3,729,676.54	8.47%
	Class Y	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	3,068,469.69	6.97%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	2,333,771.75	5.30%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	769,149.06	55.69%
	Class R5	FIIOC FBO University Emergency Medicine Foundation, Inc 401(K) Plan 100 Magellan Way (KW1C) Covington, KY 41015-1987	147,203.30	10.66%
	Class R5	TD Ameritrade Trustco P.O. Box 17748 Denver, CO 80217-0748	128,041.42	9.27%
	Class R5	Matrix Trust Company Trustee FBO Eplan Svcs Group Trust P.O. Box 52129 Phoenix, AZ 85072-2129	74,640.34	5.40%
	Class R6	MAC & Co Mutual Fund Operations 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230-3198	5,988,413.49	36.22%
	Class R6	Invesco Income Allocation Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	4,147,058.09	25.09%
	Class R6	Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	2,815,092.27	17.03%
	Class R6	Invesco Moderate Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	2,179,752.90	13.19%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R6	Invesco Conservative Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	1,134,787.95	6.86%
Invesco Growth and Income Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	41,581,942.80	26.49%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	8,505,447.15	5.42%
	Class A	Nationwide Life Insurance Company Dcva c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	8,390,432.21	5.35%
	Class A	Nationwide Life Insurance Company Naco c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	8,232,053.22	5.24%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	8,181,386.50	5.21%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	345,916.65	28.15%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	302,772.81	24.64%
	Class B	American Enterprise Inv Svc 707 2nd Ave S Minneapolis, MN 55402-2405	68,330.33	5.56%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 97cb4 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	2,122,110.42	18.73%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	2,107,797.08	18.60%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,105,809.38	9.76%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	868,384.32	7.66%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	738,111.04	6.51%
	Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	632,058.24	5.58%
	Class R	Hartford Life Insurance Co Separate Account 401k Attn: UIT Operation P.O. Box 2999 Hartford, CT 06104-2999	1,189,077.63	25.77%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 97278 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	443,401.80	9.61%
	Class R	Reliance Trust Co Cust FBO Massmutual Omnibus Pll/Smf P.O. Box 48529 Atlanta, GA 30362-1529	311,362.76	6.75%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	26,219,155.01	36.90%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	7,658,783.56	10.78%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	4,637,313.05	6.53%
	Class Y	Great-West Trustco LLC TTEE F Staples Inc Employees 401k Savings 8525 E Orchard Rd Greenwood Village, CO 80111-5002	4,019,803.15	5.66%
	Class Y	Lincoln National Life Ins Company Attn: Shirley Smith 1300 S Clinton St Fort Wayne, IN 46802-3506	3,676,441.46	5.17%
	Class R5	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	9,348,406.94	29.56%
	Class R5	Charles Schwab & Co Inc Special Custody Account For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	8,209,805.08	25.96%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	5,520,994.57	17.46%
	Class R5	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	3,768,751.57	11.92%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	9,819,898.57	37.06%
	Class R6	Wells Fargo Bank West TTEE FBO County Of Orange Dcp c/o Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	2,125,566.91	8.02%
	Class R6	WFA Wealthbuilder Growth Balanced Portfolio 525 Market St Fl 12 San Francisco, CA 94105-2720	1,682,263.77	6.35%
	Class R6	WFA Wealthbuilder Tactical Equity Portfolio 525 Market St Fl 12 San Francisco, CA 94105-2720	1,560,878.36	5.89%
	Class R6	Great-West Trustco LLC TTEE F Community Health Network 401k 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	1,531,004.94	5.78%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
Invesco Low Volatility Equity Yield Fund	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	1,173,317.89	6.77%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,140,023.85	6.58%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	1,050,884.82	6.07%
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	913,256.64	5.27%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	18,824.33	7.50%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	13,549.85	5.40%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	347,148.79	12.28%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	333,816.82	11.81%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	265,848.93	9.40%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	203,664.78	7.20%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	198,743.53	7.03%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	168,453.66	5.96%
	Class R	Pai Trustco FBO Gregg C Mazonas 401k Psp 1300 Enterprise Dr De Pere, WI 54115-4934	5,796.98	21.78%
	Class R	MG Trustco Cust FBO Allan Greenberg Architect LLC 401 717 17th St Ste 1300 Denver, CO 80202-3304	4,694.60	17.64%
	Class R	MAE Consulting Inc Mary Anne Emmons Chicago, IL	4,146.32	15.58%
	Class R	Devraj U Nayak Md PLLC Devraj Nayak 495 10th St Ste 101 Floresville, TX 78114-3163	3,002.88	11.28%
	Class R	Mark A Dean Portland, ME	1,723.90	6.48%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,495.61	5.62%
	Class R	Michele Mclaughlin Music LLC Naomi Michele Mclaughlin 4545 S Thousand Oaks Dr Salt Lake City, UT 84124-3963	1,408.01	5.29%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	206,047.37	22.90%
	Class Y	TD Ameritrade Inc FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	103,974.93	11.56%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	87,255.96	9.70%
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	71,275.42	7.92%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	63,045.88	7.01%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	61,681.00	6.85%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	52,103.50	5.79%
	Class R5	Invesco Group Services Inc 1555 Peachtree St Ne 4th Floor General Ledger Accounting Atlanta, GA 30309-2460	805,088.62	63.53%
	Class R5	Merrill Lynch 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	305,735.21	24.13%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	137,499.15	10.85%
Invesco Pennsylvania Tax Free Income Fund	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	1,386,434.33	19.74%
	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	866,692.00	12.34%
	Class A	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	736,460.55	10.48%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	735,240.71	10.47%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	21,261.20	40.28%
	Class B	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	5,936.62	11.25%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	5,670.41	10.74%
	Class B	Oppenheimer & Co Inc. FBO Sandra F Itterly Lewisberry, PA	4,483.81	8.49%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	3,801.61	7.20%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	159,614.12	23.61%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	141,967.46	21.00%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	65,412.30	9.68%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	63,490.90	9.39%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 9 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	39,088.45	5.78%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	107,948.13	37.87%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	83,944.88	29.45%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	34,590.91	12.13%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	18,199.53	6.38%
	Class Y	Merrill Lynch 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	14,780.11	5.18%
Invesco S&P 500 Index Fund	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	10,119,673.85	39.83%
	Class A	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	3,007,463.20	11.84%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	1,409,200.37	5.55%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	46,014.25	36.56%
	Class B	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	12,802.79	10.17%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	9,859.08	7.83%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	6,380.60	5.07%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	4,681,643.81	47.43%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	1,362,412.45	13.80%
	Class C	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	657,946.50	6.67%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	586,227.59	5.94%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	1,082,883.19	28.64%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	637,732.89	16.87%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	394,289.91	10.43%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	353,696.85	9.36%
	Class Y	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	211,945.12	5.61%
Invesco Short Duration High Yield Municipal Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	3,030,740.11	73.06%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	410,498.96	9.90%
	Class A	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	275,891.00	6.65%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,954,518.79	77.57%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	152,889.92	6.07%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	417,807.30	37.37%
	Class Y	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	276,268.00	24.71%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	87,985.72	7.87%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	87,951.47	7.87%
	Class R5	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,649.78	62.11%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	37.69%
Invesco Small Cap Discovery Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	7,290,879.16	15.90%
	Class A	Massachusetts Life Insurance Co Attn: Rs Fund Operations 1295 State Street Mip C105 Springfield, MA 01111-0001	4,617,704.00	10.07%
	Class A	Charles Schwab & Co Inc Onesource Omnibus Exclusive Benefit Of Its Customers 101 Montgomery St San Francisco, CA 94104-4151	4,363,386.52	9.51%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	3,842,657.20	8.38%
	Class A	American Enterprise Inv Svc 707 2nd Ave S Minneapolis, MN 55402-2405	3,744,405.63	8.16%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	120,681.26	23.33%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	76,524.61	14.79%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	48,842.32	9.44%
	Class B	American Enterprise Inv Svc 707 2nd Ave S Minneapolis, MN 55402-2405	35,984.91	6.96%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	35,198.27	6.80%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	26,133.70	5.05%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	680,987.44	10.95%
	Class C	American Enterprise Inv Svc 707 2nd Ave S Minneapolis, MN 55402-2405	593,203.76	9.54%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	538,858.60	8.67%
	Class C	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	504,185.34	8.11%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	437,595.99	7.04%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 97238 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	425,985.86	6.85%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	378,035.05	6.08%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	375,921.77	6.05%
	Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	342,135.45	5.50%
	Class Y	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	718,956.79	9.10%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	700,375.30	8.86%
	Class Y	T Rowe Price Retirement Plan Svcs FBO Retirement Plan Clients 4515 Painters Mill Rd Owings Mills, MD 21117-4903	684,171.45	8.66%
	Class Y	Charles Schwab & Co Inc Wrap Fee Clients Attn: Mutual Fund Dept 101 Montgomery St San Francisco, CA 94104-4151	574,088.15	7.26%
	Class Y	Taynik & Co c/o Investors Bank & Trust 200 Clarendon St # 90 Boston, MA 02116-5021	550,458.17	6.96%
	Class Y	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	523,277.30	6.62%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	Lincoln Retirement Services Co FBO Maine Medical Center 403b P.O. Box 7876 Fort Wayne, IN 46801-7876	470,282.52	5.95%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 97419 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	450,709.27	5.70%
	Class R5	State Street Bank & Trust As Custodian FBO Wiese USA Inc Springfield, MA 01111-0001	142,168.50	81.37%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	31,682.63	18.13%
	Class R6	Maxim Series Fund Inc 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	1,807,450.36	23.30%
	Class R6	Great-West Trust Co LLC FBO Recordkeeping For Various Benefit Omniputnam 8525 E Orchard Rd c/o Mutual Fund Trading Greenwood Village, CO 80111-5002	1,793,763.96	23.12%
	Class R6	Taynik & Co c/o State Street Bank & Trust 1200 Crown Colony Dr Quincy, MA 02169-0938	1,637,829.72	21.11%
	Class R6	Vanguard Fiduciary Trust Company AIM Funds DTD 03/16/2000 Attn: Outside Funds P.O. Box 2900 K14 Valley Forge, PA 19482-2900	1,397,856.06	18.02%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	835,936.49	10.78%
Invesco Strategic Real Return Fund	Class A	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	748,001.00	69.60%
	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	144,045.98	13.40%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	29,469.51	41.28%
	Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	12,713.00	17.81%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	5,257.15	7.36%
	Class R	P.O.weredge Consultancy LLC Nageshwar Sudula 4503 Schindler Dr S Monmouth Junction, NJ 08852-3509	3,253.04	32.71%
	Class R	Lyle D Nothwehr Clarinda, IA	1,760.76	17.71%
	Class R	Kimberley Hattem Windsor, CO	1,642.58	16.52%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	10.07%
	Class R	Matthew S Becker Peru, IL	834.17	8.39%
	Class R	The Zoo Lady Mickey S Lower Bloomington, IL	586.76	5.90%
	Class R	William E Entwistle Jr Magnolia, IL	506.73	5.10%
	Class Y	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	748,001.00	88.26%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	79,894.17	9.43%
	Class R6	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	98.99%
AIM Equity Funds (Invesco Equity Funds)
Invesco Charter Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	14,943,311.76	7.89%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	14,786,224.04	7.80%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	14,751,447.24	7.78%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	13,070,847.98	6.90%
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	11,043,202.59	5.83%
	Class A	Morgan Stanley Smith & Barney 1 New York Plz, Fl 12 New York, NY 10004-1901	9,574,562.89	5.05%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	124,788.6	7.77%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-001	97,090.91	6.04%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	87,256.20	5.43%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	1,308,866.47	11.29%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis MO 63103-2523	979,053.34	8.44%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	815,356.25	7.03%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York Ny 10004-1901	705,433.49	6.08%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City NJ 07310-2010	682,439.83	5.89%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	668,206.07	5.76%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	602,547.58	5.20%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	316,436.34	16.03%
	Class R	State Street Bank And Trust As Cust FBO Adp Access Product 1 Lincoln Stotech Ctr Fl 6 Boston, MA 02111	188,780.50	9.56%
	Class R	Voya Ret Ins & Annuity Co One Orange Way B3n Windsor, CT 06095-4773	134,602.63	6.82%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	1,355,502.87	24.29%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	793,493.86	14.22%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	549,388.53	9.85%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	510,168.18	9.14%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	480,073.51	8.60%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	282,544.35	5.06%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	748,500.44	36.77%
	Class R5	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	744,316.84	36.57%
	Class R5	Emjay Corp Trustee FBO Fascore LLC Retirement Plans Omniemjay 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	181,806.20	8.93%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R5	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	106,395.14	5.23%
	Class R6	Fidelity Investments Institutional FBO Derrick Corporation Profit 100 Magellan Way (Kw1c) Covington ,KY 41015-1999	100,589.51	65.01%
	Class R6	Pims/Prudential Retplan Nominee Trustee Custodian 008 SieMOn Company 401k Profit 101 SieMOn Company Dr Watertown, CT 06795-2651	30,397.15	19.65%
	Class R6	Voya Ret Ins & Annuity Co One Orange Way B3n Windsor, CT 06095-4773	19,176.65	12.39%
Invesco Diversified Dividend Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	58,880,191.68	18.58%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	51,527,860.31	16.26%
	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	41,872,003.75	13.22%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	25,793,806.29	8.14%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	18,501,934.07	5.84%
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	15,905,965.89	5.02%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	127,105.33	14.49%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	79,628.65	9.08%
	Class B	Pershing LLC 1 Pershing Plz Jersey City,NJ 07399-0001	74,655.35	8.51%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	59,206.06	6.75%
	Class B	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	53,035.59	6.05%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	48,793.13	5.56%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	5,824,688.64	13.92%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	5,164,640.54	12.34%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	4,789,117.24	11.44%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	3,984,111.76	9.52%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	3,981,575.38	9.51%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	3,377,303.11	8.07%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	2,591,199.41	6.19%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	2,121,842.01	5.07%
	Class R	Voya Ret Ins & Annuity Co One Orange Way B3n Windsor, CT 06095-4773	2,859,845.54	22.78%
	Class R	DCGT Trustee & Or Custodian FBO Plic Various Retirement Plans Omnibus Attn: Npio Trade Desk 711 High St Des Moines, IA 50392-0001	1,625,257.25	12.95%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	1,418,896.82	11.30%
	Class R	NFS LLC FBO State Street Bank Trustco TTEE Various Retirement Plans 440 Mamaroneck Ave Harrison, NY 10528-2418	1,116,242.51	8.89%
	Class R	John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood, MA 02090-2324	705,843.19	5.62%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	38,863,789.51	20.15%
	Class Y	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 ,3rd Floor Jersey City, NJ 07311	18,451,701.16	9.57%
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	17,806,014.64	9.23%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	15,286,471.06	7.93%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	14,881,506.91	7.72%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	13,483,277.12	6.99%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	10,610,673.06	5.50%
	Class Investor	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	23,101,656.37	20.55%
	Class Investor	Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	11,885,824.46	10.57%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	110,910,503.90	61.22%
	Class R5	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	21,198,788.01	11.70%
	Class R6	MAC & Co Mutual Fund Operations 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230	38,051,173.34	27.68%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	36,967,680.68	26.89%
	Class R6	DCGT Trustee & Or Custodian FBO Plic Various Retirement Plans Omnibus Attn: Npio Trade Desk 711 High St Des Moines, IA 50392-0001	8,912,823.05	6.48%
Invesco Summit Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	454,453.62	14.99%
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	183,683.90	6.06%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	180,138.76	5.94%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	2,518.35	13.84%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	2,195.61	12.06%
	Class B	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	1,968.41	10.81%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	ITC Cust Roth Ira FBO Janet Colbert Ft Lauderdale, FL	946.35	5.20%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	42,177.15	12.92%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	28,748.35	8.81%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	24,486.43	7.50%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	19,913.91	6.10%
	Class C	Exclusive Benefit Of Customer Wachovia Securities, LLC 2801 Market St Saint Louis, MO 63103-2523	18,585.86	5.69%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	16,996.52	5.21%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	42,293.65	20.06%
	Class Y	Invesco Group Services Inc 1555 Peachtree St Ne Atlanta, GA 30309-2460	39,313.11	18.64%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	22,040.73	10.45%
	Class Y	TD Ameritrade Inc FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	21,915.07	10.39%
	Class Y	Charles Schwab & Co Inc Special Custody FBO Customers (Sim) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	21,087.34	10.00%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	15,298.34	7.26%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New Yor,k NY 10004-1901	15,216.05	7.22%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	10,979.27	5.21%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	993.40	100.00%
AIM Funds Group (Invesco Funds Group)
Invesco European Small Company Fund	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	2,537,472.67	18.07%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,720,743.83	12.26%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	843,777.29	6.01%
	Class A	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	822,050.69	5.86%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	810,494.51	5.77%
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	763,822.44	5.44%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	15,537.32	14.35%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	12,689.96	11.72%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	7,002.72	6.47%
	Class B	Brown Brothers Harriman & Co 525 Washington Blvd Ste 1100 Jersey City, NJ 07310-2604	5,850.00	5.40%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	279,392.80	10.77%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	275,982.88	10.64%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	270,968.59	10.45%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	242,035.93	9.33%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	240,892.56	9.29%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	218,773.56	8.43%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	152,881.05	5.89%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	135,092.82	5.21%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	4,890,505.90	23.36%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	4,527,536.76	21.63%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	3,464,441.07	16.55%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	2,685,649.28	12.83%
Invesco Global Core Equity Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	12,270,736.96	22.27%
	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	12,207,065.75	22.16%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	3,899,284.77	7.08%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	290,933.64	23.74%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	281,784.96	23.00%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	150,352.65	12.27%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	78,363.59	6.39%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	1,214,176.91	18.65%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	550,881.93	8.46%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	546,919.35	8.40%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	506,942.31	7.79%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	506,217.63	7.78%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	23,866.18	30.25%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	Counsel Trust Dba Matc FBO Omni Fasteners Inc Psp 1251 Waterfront Pl Ste 525 Pittsburgh, PA 15222-4228	14,308.73	18.14%
	Class R	Pai Trustco Inc FBO Bates Custom Collision Repair 401k 1300 Enterprise Dr De Pere, WI 54115-4934	6,363.89	8.07%
	Class R	Mid Atlantic Trust Company FBO Commend Inc. 401(K) Profit Sharing 1251 Waterfront Pl Ste 525 Pittsburgh, PA 15222-4228	6,121.44	7.76%
	Class Y	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	335,060.12	21.17%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	271,548.38	17.16%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	219,065.33	13.84%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	165,364.13	10.45%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	162,463.23	10.26%
	Class Y	Invesco Group Services Inc 1555 Peachtree St Ne Atlanta, GA 30309-2460	90,080.04	5.69%
	Class R5	Nationwide Trust Company Fsb c/o IPO Portfolio Accounting P.O. Box 182029 Columbus Oh 43218-2029 Jersey City, NJ 07310-2010	12,193.72	81.49%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,450.83	9.70%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	1,319.17	8.82%
Invesco International Small Company Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,548,837.39	20.07%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	1,221,754.54	15.83%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	432,138.22	5.60%
	Class B	Oppenheimer & Co Inc. FBO Ira Schwartz TTEE Free Country LTD Uad 01/03/2001 New York, NY 10018-3747	5,627.71	8.34%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	4,655.78	6.90%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	4,615.71	6.84%
	Class B	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	3,919.20	5.81%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	3,465.16	5.14%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	153,170.33	14.57%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	136,866.15	13.02%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	94,219.44	8.96%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	87,542.57	8.33%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	85,885.36	8.17%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	77,588.96	7.38%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	765,746.63	25.05%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	432,371.04	14.15%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	276,075.06	9.03%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	254,506.93	8.33%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	155,727.02	5.09%
	Class R5	Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	163,214.56	24.85%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	138,248.92	21.05%
	Class R5	Great-West Trust Company LLC Trust Retirement Plans Omnibsg 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	131,616.12	20.04%
	Class R5	Fidelity Investments Institutional 401k FBO Mbo Associate 401(K) Plan 100 Magellan Way (Kw1c) Covington, KY 41015-1999	62,476.74	9.51%
	Class R5	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	53,243.39	8.11%
	Class R5	Wells Fargo FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	37,627.05	5.73%
	Class R6	Invesco International Allocation Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston ,TX 77046-1188	525,532.12	58.16%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	301,840.69	33.41%
	Class R6	Pims/Prudential Retirement As Nominee For The TTEE/Cust Pl 764 Core Laboratories Profit Sharing 6316 Windfern Rd Houston ,TX 77040-4916	76,033.72	8.42%
Invesco Small Cap Equity Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	11,419,835.19	30.35%
	Class A	BNY Mellon FBO Primerica Financial Services Investment Servicing Inc 760 Moore Rd King Of Prussia, PA 19406-1212	3,977,746.14	10.57%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	29,023.56	10.68%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	15,326.24	5.64%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	14,851.34	5.46%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	555,108.15	11.70%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	417,472.41	8.80%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	405,626.68	8.55%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	376,745.03	7.94%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	307,295.24	6.48%
	Class R	Hartford Life Insurance Co Separate Account 401k Attn: Uit Operation P.O. Box 2999 Hartford, CT 06104-2999	1,299,679.34	24.43%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	540,528.00	10.16%
	Class R	State Street Bank And Trust As Cust FBO Adp Access Product 1 Lincoln Stotech Ctr Fl 6 Boston, MA 02111	407,262.08	7.66%
	Class R	Voya Ret Ins & Annuity Co 151 Farmington Ave # Tn41 Hartford, CT 06156-0001	353,417.34	6.64%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	12,470,155.27	46.01%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	7,024,891.23	25.92%
	Class Y	Sei Private Trustco c/o Edward Jones Trust Co Id839 One Freedom Valley Drive Oaks, PA 19456-9989	2,651,179.92	9.78%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	2,216,583.94	8.18%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	2,116,553.83	24.82%
	Class R5	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	997,294.92	11.69%
	Class R5	Keybank Na Ebci Governmental Retplan Pri Usd P.O. Box 94871 Cleveland, OH 44101-4871	635,305.86	7.45%
	Class R5	DCGT Trustee & Or Custodian FBO Plic Various Retirement Plans Omnibus Attn: Npio Trade Desk 711 High St Des Moines, IA 50392-0001	545,665.74	6.40%
	Class R5	Wells Fargo Bank Na FBO Dtcc Equity Managed Account P.O. Box 1533 Minneapolis, MN 55480-1533	508,908.04	5.97%
	Class R5	Standard Insurance Co 1100 Sw Sixth Ave Portland, OR 97204-1093	490,066.64	5.75%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R6	Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	1,977,154.93	52.14%
	Class R6	Invesco Moderate Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	1,016,962.75	26.82%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	308,663.02	8.14%
	Class R6	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	206,933.07	5.46%
AIM Growth Series (Invesco Growth Series)
Invesco Alternative Strategies Fund	Class A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	16,738.21	18.82%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	14,512.66	16.32%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	14,398.58	16.19%
	Class A	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	10,501.00	11.81%
	Class A	ITC Cust Sep-IRA Stephen M Grice FBO Stephen M Grice Charlotte, NC	5,575.51	6.27%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	5,385.12	32.28%
	Class C	ITC Bethlehem Central School Dist David M Harnett East Berne, NY	2,812.39	16.86%
	Class C	ITC Cust Roth IRA FBO Margaret A Dorsey McDonough, GA 30253-6325	1,116.32	6.69%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	1,098.21	6.58%
	Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	1,086.92	6.52%
	Class C	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	6.00%
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	54.28%
	Class R	Mst Holding Plan Matthew St Amant Shreveport, LA	843.21	45.72%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	23,046.83	49.06%
	Class Y	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	10,501.00	22.35%
	Class Y	TD Ameritrade Inc FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	7,788.30	16.58%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
	Class R6	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
Invesco Balanced-Risk Retirement Now Fund	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	111,221.07	9.38%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	84,999.98	7.17%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	65,463.64	5.52%
	Class A	Ascensus Trust Company G.E. Johnson Construction Company P.O. Box 10758 Fargo, ND 58106-0758	60,883.21	5.13%
	Class AX	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	428,313.74	41.41%
	Class AX	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	128,078.23	12.38%
	Class AX	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	87,973.88	8.51%
	Class B	ITC Cust Roth IRA FBO Karen T Sachs Basking Ridge, NJ	1,983.46	18.64%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	1,735.59	16.31%
	Class B	ITC C & W Contracting Robert E Biel Jr Canton, GA	1,411.76	13.27%
	Class B	ITC Stanley Jones & Associates Wendy Coleen Dennison Rochester, MN	1,026.41	9.65%
	Class B	ITC Blackstone Furniture Industries Frances Lucas Mabe Seagrove, NC	970.87	9.12%
	Class B	ITC Cust Roth IRA FBO Joshua H Bean Gardendale, AL	721.68	6.78%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	568.12	5.34%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	PAI Trust Co Inc FBO Software Sciences Group Inc 1300 Enterprise Dr De Pere, WI 54115-4934	69,546.06	15.91%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	48,130.11	11.01%
	Class C	Ascensus Trust Company West Georgia Pediatric Partners Ret P.O. Box 10758 Fargo, ND 58106-0758	34,481.99	7.89%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	28,763.65	6.58%
	Class C	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	55,466.53	23.74%
	Class C	First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 10750 Wheat First Drive Ws1165 Glen Allen, VA 23060-9243	49,468.34	21.18%
	Class C	ITC Cust IRA Doris J Trattner Plainfield, IL	13,879.12	5.94%
	Class C	ITC Cust IRA R/O IRA Richard B Simanowitz Cosby, MO	12,446.62	5.33%
	Class R	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	85,603.39	42.47%
	Class R	Mid Atlantic Trust Company FBO Stoneridge Group LLC 401(K) Profit Sharing Plan & Trust 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	22,976.66	11.40%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	18,446.71	9.15%
	Class R	PAI Trust Co Inc FBO Power Plant Outage Services LLC 1300 Enterprise Dr De Pere, WI 54115-4934	17,467.41	8.67%
	Class RX	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	6,591.97	77.85%
	Class RX	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,101.97	13.01%
	Class RX	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	773.20	9.13%
	Class Y	Reliance Trust Co TTEE FBO Adp Access Large Market 401k 1100 Abernathy Rd Atlanta, GA 30328-5620	48,326.83	46.90%
	Class Y	FIIOC FBO Clear Lam Packaging, Inc Ee’s Ps And Savings Plan 100 Magellan Way (KW1C) Covington, KY 41015-1987	24,271.98	23.56%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	MG Trust Company Cust FBO M.S.D. of Perry Township 403(B) 717 17th St Ste 1300 Denver, CO 80202-3304	10,463.08	10.15%
	Class R5	NFS LLC FBO FIIOC TTEE FBO Qualified Employee Plans 401k Finops-Ic Funds 100 Magellan Way # KW1C Covington, KY 41015-1987	11,487.08	73.16%
	Class R5	Matrix Trust Company Trustee FBO Christian Appalachian Project, Inc. P.O. Box 52129 Phoenix, AZ 85072-2129	3,119.81	19.87%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,094.37	6.97%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	62,319.52	98.32%
Invesco Balanced-Risk Retirement 2020 Fund	Class A	Ascensus Trust Company G.E. Johnson Construction Company, 216478 P.O. Box 10758 Fargo, ND 58106-0758	314,215.83	7.29%
	Class AX	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	273,380.97	32.94%
	Class AX	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	123,691.01	14.91%
	Class AX	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	105,041.20	12.66%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	13,213.79	16.39%
	Class B	ITC Cust Roth IRA FBO Betty Shockley Dallas, TX	4,760.71	5.91%
	Class B	ITC T & D Services Thomas J Snook Geneva, OH	4,694.63	5.82%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	4,315.56	5.35%
	Class C	PAI Trust Co Inc Peter H D Kim 401k De Pere, WI	73,100.37	8.33%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	67,488.86	7.69%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	54,467.10	6.21%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	49,432.85	5.63%
	Class CX	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	73,049.44	36.43%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class CX	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	19,559.40	9.75%
	Class CX	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	15,667.17	7.81%
	Class C	ITC Cust IRA R/O Jimmy C HarMOn Steelville, MO	14,484.48	7.22%
	Class C	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	12,840.02	6.40%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	126,839.88	16.38%
	Class R	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	120,129.22	15.51%
	Class R	Ascensus Trust Company FBO Saiful/Bouquet, Inc 401k Plan P.O. Box 10758 Fargo, ND 58106-0758	56,536.34	7.30%
	Class R	PAI Trust Co FBO Jay J Dennis 401k Psp 1300 Enterprise Dr De Pere, WI 54115-4934	49,375.66	6.38%
	Class R	PAI Trust Co Inc FBO Ned I Price 401k Psp 1300 Enterprise Dr De Pere, WI 54115-4934	46,203.59	5.97%
	Class RX	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	31,625.05	65.11%
	Class RX	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	15,301.54	31.51%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	94,631.56	23.86%
	Class Y	FIIOC FBO Clear Lam Packaging, Inc. Ee’s Ps And Savings Plan 100 Magellan Way (KW1C) Covington, KY 41015-1987	92,385.36	23.29%
	Class Y	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	71,171.62	17.95%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	63,279.58	15.96%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	19,978.40	5.04%
	Class R5	Matrix Trust Company Trustee FBO Christian Appalachian Project, Inc. P.O. Box 52129 Phoenix, AZ 85072-2129	95,212.81	66.05%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R5	NFS LLC FBO FIIOC TTEE FBO Qualified Employee Plans 401k Finops-Ic Funds 100 Magellan Way # KW1C Covington, KY 41015-1987	47,594.70	33.02%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	161,773.04	99.38%
Invesco Balanced-Risk Retirement 2030 Fund	Class A	Ascensus Trust Company G.E. Johnson Construction Company P.O. Box 10758 Fargo, ND 58106-0758	474,357.66	9.41%
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	346,357.83	6.87%
	Class A	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	257,764.45	5.11%
	Class AX	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	242,604.26	35.91%
	Class AX	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	130,339.43	19.29%
	Class AX	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	56,057.39	8.30%
	Class B	ITC Cust IRA FBO Pamela S. Popovich Concord, NC	9,469.81	6.94%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Saint Louis, MO 63103-2523	120,941.96	8.81%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	79,764.86	5.81%
	Class CX	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	24,489.33	25.39%
	Class CX	ITC Cust IRA R/O Greg D Ogle Roswell, GA	10,593.63	10.98%
	Class CX	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103-2523	10,439.26	10.82%
	Class CX	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	10,006.25	10.37%
	Class CX	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	5,525.03	5.73%
	Class CX	ITC Cust Roth IRA Robert M O’shea Satellite Beach, FL	5,306.72	5.50%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class CX	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	5,108.77	5.30%
	Class CX	ITC Cust IRA R/O Roland E Klasen Portland, OR	4,920.18	5.10%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	168,076.03	16.10%
	Class R	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	78,249.45	7.50%
	Class R	Ascensus Trust Company Nick Barbieri Trucking 401k P.O. Box 10758 Fargo, ND 58106-0758	74,265.04	7.11%
	Class R	Michael J Friedman Chagrin Falls, OH	62,951.76	6.03%
	Class RX	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	48,397.56	73.12%
	Class RX	MG Trust Company Cust FBO Marcelo Andreoli Md PLLC 401(K) 717 17th St Ste 1300 Denver, CO 80202-3304	10,194.59	15.40%
	Class RX	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	5,687.55	8.59%
	Class Y	FIIOC FBO Clear Lam Packaging Inc Ee’s Ps And Savings Plan 100 Magellan Way (KW1C) Covington, KY 41015-1987	234,859.07	56.87%
	Class Y	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	59,993.83	14.53%
	Class Y	Reliance Trust Co TTEE FBO Adp Access Large Market 401k 1100 Abernathy Rd Atlanta, GA 30328-5620	32,304.09	7.82%
	Class Y	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	30,984.01	7.50%
	Class R5	Matrix Trust Company Trustee FBO Christian Appalachian Project Inc. P.O. Box 52129 Phoenix, AZ 85072-2129	255,768.45	80.52%
	Class R5	NFS LLC FBO FIIOC TTEE FBO Qualified Employee Plans 401k Finops-Ic Funds 100 Magellan Way # KW1C Covington, KY 41015-1987	60,516.89	19.05%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	233,788.25	99.56%
Invesco Balanced-Risk Retirement 2040 Fund	Class A	Ascensus Trust Company G.E. Johnson Construction Company P.O. Box 10758 Fargo, ND 58106-0758	460,296.31	12.04%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	379,138.40	9.92%
	Class AX	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	125,810.85	34.55%
	Class AX	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	64,724.89	17.78%
	Class AX	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	42,296.30	11.62%
	Class AX	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	20,831.11	5.72%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	7,237.86	11.56%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	5,969.65	9.53%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	5,541.43	8.85%
	Class B	ITC Shamrock Animal Hospital Simon Walter-Hansen Rosemount, MN	3,341.96	5.34%
	Class B	ITC Cust Sep IRA Dr David Clark FBO Rae Lee Wall Liscomb, IA	3,278.64	5.24%
	Class B	ITC Cust IRA R/O FBO Gamaliel Flores Mechanicsburg, PA	3,203.62	5.12%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	53,151.15	7.17%
	Class CX	ITC Cust IRA R/O Matthew V Blythe Orlando, FL	5,551.86	14.40%
	Class CX	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	5,288.08	13.71%
	Class CX	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	4,835.95	12.54%
	Class CX	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	4,826.94	12.52%
	Class CX	ITC Cust Sep IRA Ann N Lutterbach Clarendon Hills, IL	3,359.63	8.71%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class CX	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,485.54	6.45%
	Class R	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	260,641.50	28.78%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	110,802.84	12.23%
	Class RX	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	26,046.27	82.45%
		Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	4,391.98	13.90%
	Class Y	FIIOC FBO Clear Lam Packaging, Inc. Ee’s Ps And Savings Plan 100 Magellan Way (KW1C) Covington, KY 41015-1987	98,891.10	39.76%
	Class Y	Reliance Trust Co TTEE FBO Adp Access Large Market 401k 1100 Abernathy Rd Atlanta, GA 30328-5620	63,262.17	25.43%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	21,664.62	8.71%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	17,378.80	6.99%
	Class R5	Matrix Trust Company Trustee FBO Christian Appalachian Project, Inc. P.O. Box 52129 Phoenix, AZ 85072-2129	47,473.49	54.38%
	Class R5	NFS LLC FBO FIIOC TTEE FBO Qualified Employee Plans 401k Finops-Ic Funds 100 Magellan Way # KW1C Covington, KY 41015-1987	38,303.21	43.88%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	260,346.35	99.58%
Invesco Balanced-Risk Retirement 2050 Fund	Class A	Ascensus Trust Company G.E. Johnson Construction Company P.O. Box 10758 Fargo, ND 58106-0758	221,500.74	10.41%
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	189,418.50	8.91%
	Class AX	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	47,249.30	31.11%
	Class AX	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	16,237.81	10.69%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class AX	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	15,486.76	10.20%
	Class AX	ITC Cust Sep IRA Sep A/C Corey J Hinckley Westfield MA 01085-4716	14,131.43	9.31%
	Class AX	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	10,243.38	6.75%
	Class AX	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	9,079.48	5.98%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	6,250.35	17.14%
	Class B	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	3,376.02	9.26%
	Class B	ITC Cust IRA R/O FBO Carolyn Manetto Herndon, VA	2,035.08	5.58%
	Class B	ITC Cust Roth IRA FBO Shearod D Learn Mechanicsburg, PA	2,022.36	5.54%
	Class B	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	1,972.48	5.41%
	Class B	ITC Cust Roth IRA FBO Sara Christina Brower Collierville, TN	1,915.42	5.25%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	33,905.34	5.18%
	Class CX	ITC Cust Roth IRA FBO Whitney Farris Cummings Conway, AR	5,883.13	30.28%
	Class CX	ITC Marshall Medic Pharmacy Kelsey J Whitelaw Marshall, AR	5,707.28	29.38%
	Class C	ITC Scorsones Service Center Michael R Milroy Mount Morris, NY	2,589.09	13.33%
	Class C	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,761.61	9.07%
	Class C	ITC Cust IRA R/O Aaron J Krause Sherwood, OR	1,224.00	6.30%
	Class R	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	110,033.78	22.91%
	Class R	PAI Trust Company, Inc Johnson Recruiting, Inc 401(K) P/S 1300 Enterprise Dr De Pere, WI 54115-4934	65,454.87	13.63%
	Class R	PAI Trust Company Inc FBO Preferred Industrial Contractors 401k 1300 Enterprise Dr De Pere, WI 54115-4934	36,121.20	7.52%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	35,110.46	7.31%
	Class RX	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	8,722.96	80.98%
	Class RX	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	2,048.81	19.02%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	148,019.66	48.76%
	Class Y	FIIOC FBO Clear Lam Packaging, Inc Ee’s Ps and Savings Plan 100 Magellan Way (KW1C) Covington, KY 41015-1987	66,894.42	22.04%
	Class Y	Reliance Trust Co TTEE FBO ADP Access Large Market 401k 1100 Abernathy Rd Atlanta, GA 30328-5620	23,596.93	7.77%
	Class R5	Matrix Trust Company Trustee FBO Christian Appalachian Project, Inc. P.O. Box 52129 Phoenix, AZ 85072-2129	74,789.14	84.87%
	Class R5	NFS LLC FBO FIIOC TTEE FBO Qualified Employee Plans 401k Finops-Ic Funds 100 Magellan Way # KW1C Covington, KY 41015-1987	11,978.89	13.59%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	117,792.27	99.07%
Invesco Conservative Allocation Fund	Class A	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	5,964,692.77	27.19%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	1,691,048.06	7.71%
	Class B	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	109,045.54	15.94%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	106,713.87	15.60%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	55,204.84	8.07%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	47,757.82	6.98%
	Class C	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,917,147.82	29.42%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	367,464.83	5.64%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	353,389.89	5.42%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	329,950.67	5.06%
	Class R	Merrill Lynch Security 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	108,300.30	12.62%
	Class R	PAI Trust Company, Inc Peaks & Prairie Markets, Inc. 401(K) 1300 Enterprise Dr De Pere, WI 54115-4934	96,484.75	11.24%
	Class R	Ascensus Trust Company Orthopaedic Associates Inc Psp 2 P.O. Box 10758 Fargo, ND 58106-0758	89,221.34	10.40%
	Class S	Getty J George III & Lori L George TTEEs The George Family Living Trust Riverside, CA	38,131.07	19.76%
	Class Y	William O Dudley & Martha F Dudley TTEEs The Dudley Living Austin, TX 78727-1109	99,849.72	23.23%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	60,815.40	14.15%
	Class Y	ITC Cust IRA FBO James B Rogers Kingwood, TX	40,432.52	9.41%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	33,264.98	7.74%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	32,075.71	7.46%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	27,478.85	6.39%
	Class Y	Lisa Michelle Dudley William C Dudley Jtwros Tod Account Houston, TX	25,905.08	6.03%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	23,376.97	5.44%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	949.22	74.09%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	331.90	25.91%
Invesco Convertible Securities Fund	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	10,868,367.68	31.32%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	4,416,793.34	12.73%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	2,603,695.57	7.50%
	Class A	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	2,124,939.78	6.12%
	Class B	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	13,781.26	15.68%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	12,454.41	14.17%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	8,660.12	9.85%
	Class B	Charles Schwab & Co Inc Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	6,521.60	7.42%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	6,406.52	7.29%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	5,337.46	6.07%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	4,870.42	5.54%
	Class C	Merryll Lynch Pierce Fenner & Smith Inc For The Sole Benefit of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	1,319,336.86	21.27%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	875,108.83	14.11%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	759,864.80	12.25%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	663,918.02	10.70%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	511,638.99	8.25%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	467,879.25	7.54%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	4,869,751.00	19.57%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	4,455,118.21	17.90%
	Class Y	Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	3,436,009.37	13.81%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	2,573,801.82	10.34%
	Class Y	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	1,760,388.68	7.07%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	1,740,306.63	6.99%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103-2523	1,254,057.63	5.04%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	127,879.50	90.86%
	Class R5	Ascensus Trust Co FBO Legal Aid Society of Orange County 227854 P O Box 10758 Fargo, ND 58106-0758	9,182.53	6.52%
	Class R6	Laborers Local 1298 Annuity Fund 681 Fulton Ave Hempstead, NY 11550-4556	289,656.18	50.59%
	Class R6	Laborers Local 1298 Pension Fund 681 Fulton Ave Hempstead, NY 11550-4556	176,468.31	30.82%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	37,412.35	6.53%
	Class R6	Reliance Trust Co TTEE FBO ADP Access Large Market 401k 1100 Abernathy Rd Atlanta, GA 30328-5620	30,087.77	5.25%
Invesco Global Low Volatility Equity Yield Fund	Class A	Edward D Jones & Co For The Benefit of Customers Manchester Rd Saint Louis, MO 63131-3729	1,370,823.64	17.80%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	477,475.61	6.20%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	391,087.68	5.08%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	10,056.97	9.54%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	6,590.59	6.25%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	94,525.24	10.22%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	89,033.92	9.62%
	Class C	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	83,117.56	8.98%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	58,079.24	6.28%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	51,430.48	5.56%
	Class C	Ascensus Trust Company FBO Kaplan Telephone Company 401(K) P.O. Box 10758 Fargo, ND 58106-0758	50,782.97	5.49%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	50,399.69	5.45%
	Class R	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	21,413.47	19.37%
	Class R	Ascensus Trust Company International Srvcs & Advisers 401k P.O. Box 10758 Fargo, ND 58106-0758	15,161.72	13.71%
	Class R	Ascensus Trust Company FBO Asr Corporation 401k Psp P.O. Box 10758 Fargo, ND 58106-0758	11,931.25	10.79%
	Class R	Ascensus Trust Company Glander Electric Company Inc 401k P.O. Box 10758 Fargo, ND 58106-0758	10,266.51	9.29%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	71,891.62	25.88%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	57,018.77	20.52%
	Class Y	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	39,161.22	14.10%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	27,914.35	10.05%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	18,516.03	6.66%
	Class R5	American United Life Group Retirement Annuity P.O. Box 398 Indianapolis, IN 46206	69,188.25	70.83%
	Class R5	American United Life Insurance Co Unit Investment Trust P.O. Box 398 Indianapolis, IN 46206	27,823.43	28.48%
Invesco Growth Allocation Fund	Class A	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	9,399,675.57	16.63%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	8,669,213.83	15.34%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	840,225.08	33.05%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	247,723.65	9.75%
	Class C	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,151,906.78	10.86%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	599,385.72	5.65%
	Class R	Ascensus Trust Company FBO TAAAC Employee 401k P.O. Box 10758 Fargo, ND 58106-0758	92,382.42	5.65%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 97419 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	55,746.77	13.16%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	47,111.57	11.12%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	39,379.70	9.30%
	Class Y	Great-West Trust Company LLC TTEE FBO Employee Benefits Clients 401k Omniortr 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	34,398.15	8.12%
	Class Y	Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830-5576	25,162.93	5.94%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	24,834.87	5.86%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	22,603.39	5.34%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	871.66	100.00%
Invesco Income Allocation Fund	Class A	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	17,316,796.14	53.47%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	2,478,777.93	7.65%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	2,177,404.03	6.72%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	27,100.59	14.15%
	Class B	American Enterprise Investment 707 2nd Ave S Minneapolis, MN 55402-2405	25,453.84	13.29%
	Class B	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	25,162.69	13.14%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	19,812.12	10.35%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	17,157.36	8.96%
	Class B	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	10,034.45	5.24%
	Class C	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	5,640,724.78	51.02%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	948,640.39	8.58%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	623,933.19	5.64%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	608,705.50	5.51%
	Class R	PAI Trust Co Inc Colt Services LP 1300 Enterprise Dr De Pere, WI 54115-4934	103,329.97	24.00%
	Class R	Mid Atlantic Trust Co FBO Miracle Maintenance Inc 401k 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	34,083.01	7.92%
	Class R	Mid Atlantic Trust Company FBO Niman Paper Supply Inc 401(K) Profi 1251 Waterfront Pl Ste 525 Pittsburgh, PA 15222-4228	27,759.79	6.45%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	601,949.96	22.20%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	428,527.24	15.80%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	328,106.74	12.10%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	265,038.23	9.77%
	Class Y	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	168,521.03	6.21%
	Class R5	Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	55,477.40	66.38%
	Class R5	State Street Bank And Trust As Cust FBO ADP Access Product 1 Lincoln Stotech Ctr Fl 6 Boston, MA 02111	18,595.48	22.25%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	6,740.97	8.07%
Invesco International Allocation Fund	Class A	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,650,346.95	16.08%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	1,440,144.56	14.03%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	950,194.10	9.26%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	534,158.93	5.20%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	532,681.37	5.19%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	17,528.30	13.70%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	9,399.83	7.34%
	Class B	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	8,067.59	6.30%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	6,661.21	5.20%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	248,674.32	11.07%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	227,152.37	10.11%
	Class C	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	215,557.08	9.59%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	131,928.35	5.87%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	130,885.35	5.82%
	Class C	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	127,181.81	5.66%
	Class R	PAI Trust Co Inc Colt Services LP 1300 Enterprise Dr De Pere, WI 54115-4934	39,265.04	8.31%
	Class R	Reliance Trust Co Cust FBO Massmutual Omnibus Pll/Smf P.O. Box 48529 Atlanta, GA 30362-1529	38,279.45	8.10%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	26,464.11	5.60%
	Class R	PAI Trust Co FBO Trinity Bay Pipe & Supply 401k Psp 1300 Enterprise Dr De Pere, WI 54115-4934	26,280.60	5.56%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	226,274.10	27.80%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	179,391.78	22.04%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103-2523	101,996.51	12.53%
	Class Y	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	82,965.88	10.19%
	Class Y	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	46,710.40	5.74%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	606,914.65	99.87%
Invesco Mid Cap Core Equity Fund	Class A	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	7,212,027.05	18.04%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	2,997,386.51	7.50%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	2,343,278.73	5.86%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	2,193,210.71	5.48%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	97,145.34	13.56%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	54,758.35	7.64%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	52,312.30	7.30%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	798,179.83	11.13%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	657,599.02	9.17%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	618,797.50	8.63%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	564,368.22	7.87%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	534,025.06	7.45%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	480,855.73	6.71%
	Class C	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	439,693.09	6.13%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	281,946.44	9.16%
	Class R	Mass Mutual Insurance Company 1295 State Street Mip C105 Springfield Ma 01111-0001	206,452.47	6.71%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	945,537.17	23.38%
	Class Y	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	536,256.11	13.26%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	406,138.78	10.04%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	366,845.26	9.07%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	332,516.60	8.22%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	320,018.82	7.91%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	856,274.62	47.52%
	Class R5	Vanguard Fiduciary Trust Company AIM Funds DTD 03/16/2000 Attn: Outside Funds P.O. Box 2900 K14 Valley Forge, PA 19482-2900	380,113.90	21.09%
	Class R5	Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	190,170.75	10.55%
	Class R5	Taynik & Co c/o State Street Bank & Trust 1200 Crown Colony Dr Quincy, MA 02169-0938	95,712.23	5.31%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	147,465.59	89.27%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R6	Voya Ret Ins & Annuity Co One Orange Way B3n Windsor, CT 06095-4773	10,908.37	6.60%
Invesco Moderate Allocation Fund	Class A	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	13,321,985.36	28.40%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	2,469,827.19	5.27%
	Class B	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	329,355.05	20.89%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	246,577.92	15.64%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	94,603.71	6.00%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	82,801.83	5.25%
	Class C	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	2,075,976.64	19.09%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	587,155.40	5.40%
	Class R	PAI Trust Co Inc Champion Fitness Inc 401k Psp 07nd4tl4 1300 Enterprise Dr De Pere, WI 54115-4934	73,799.53	5.16%
	Class Y	Matrix Trust Company Cust. FBO Martin Ragno & Assoc. Ps 401k Plan 717 17th St Ste 1300 Denver, CO 80202-3304	58,881.13	15.25%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	52,964.14	13.72%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	48,325.99	12.52%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	38,423.97	9.95%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	24,472.03	6.34%
	Class Y	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	20,486.37	5.31%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,091.52	100.00%
Invesco Multi-Asset Inflation Fund	Class A	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	10,501.00	27.30%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	4,645.67	12.08%
	Class A	Trinity Lutheran Church of Grand Island Foundation 212 W 12th St Grand Island, NE 68801-3800	3,382.19	8.79%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	2,513.20	6.53%
	Class A	ITC Painter Financial Group Marina V Painter Harwood, MD	2,491.11	6.48%
	Class A	ITC Cust IRA R/O FBO Jason Andrew Goehring Richmond, TX	2,024.80	5.26%
	Class C	ITC Cust IRA R/O Peter V Gargiulo Fort Worth TX	3,318.58	18.28%
	Class C	ITC Cust IRA R/O Damon M Kennedy Christoval, TX	3,271.54	18.02%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	3,268.45	18.01%
	Class C	ITC Cust IRA R/O FBO Jung-Ae Y Peng Old Greenwich, CT	2,436.09	13.42%
	Class C	James Butler Tod Account Cornelius, NC	1,960.00	10.80%
	Class C	ITC R & M Property Management LLC Richard D Garropy Arlington, TX	1,603.23	8.83%
	Class C	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	5.51%
	Class C	The Hais Group PC Elliott J Goldberger Saint Louis, MO 63141-6095	982.43	5.41%
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
	Class Y	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	10,501.00	43.47%
	Class Y	Invesco Group Services Inc 1555 Peachtree St NE Atlanta, GA 30309-2460	9,294.19	38.47%
	Class Y	Duy K Nguyen Houston, TX	4,254.07	17.61%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
	Class R6	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
Invesco Quality Income Fund	Class A	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	4,997,907.85	15.32%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,571,405.08	7.88%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	22,951.08	34.95%
	Class B	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	6,542.43	9.96%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	5,998.95	9.13%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	5,126.98	7.81%
	Class C	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	530,115.57	38.68%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	218,147.78	15.92%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit of Its Customers Attn: Fund Administration 97fx9 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	83,644.88	6.10%
	Class Y	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,175,999.02	22.93%
	Class Y	Centrade Attn: Trust Dept P.O. Box 1366 Hutchinson, KS 67504-1366	1,089,787.08	21.25%
	Class Y	American Enterprise Inv Svc 707 2nd Ave S Minneapolis, MN 55402-2405	949,436.07	18.51%
	Class Y	TD Ameritrade Inc FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	543,095.68	10.59%
	Class Y	Merryll Lynch Pierce Fenner & Smith For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	296,943.63	5.79%
	Class R5	Invesco Income Allocation Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	4,007,857.82	35.22%
	Class R5	Invesco Moderate Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	3,147,801.91	27.66%
	Class R5	Invesco Conservative Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	2,179,922.28	19.16%
	Class R5	Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	2,029,071.82	17.83%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
Invesco Small Cap Growth Fund	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	2,535,307.48	14.78%
	Class A	Hartford Life Insurance Co Separate Account 401k Attn: UIT Operation P.O. Box 2999 Hartford, CT 06104-2999	1,050,359.33	6.12%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	1,038,105.00	6.05%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	3,164.38	5.12%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	110,115.49	18.90%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	43,231.04	7.42%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	39,950.98	6.86%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	34,065.47	5.85%
	Class R	Hartford Life Insurance Co Separate Account 401k Attn: UIT Operation P.O. Box 2999 Hartford, CT 06104-2999	932,302.08	28.59%
	Class R	Massachusetts Mutual Life Ins Co MIP M200-Invst 1295 State St Springfield, MA 01111-0001	603,989.94	18.52%
	Class R	American United Life Group Retirement Annuity P.O. Box 398 Indianapolis, IN 46206	451,452.21	13.84%
	Class Y	Pims/Prudential Ret Plan Nominee Trustee Custodian 768 Employers Mutual Casualty 717 Mulberry St Des Moines, IA 50309-3872	587,987.42	12.98%
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	543,882.30	12.01%
	Class Y	Northern Trustco TTEE FBO Apollo Dv P.O. Box 92994 Chicago, IL 60675-2994	432,344.86	9.54%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	302,883.29	6.69%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	279,443.81	6.17%
	Class Y	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	272,272.31	6.01%
	Investor Class	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	1,669,931.09	26.58%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Investor Class	Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	503,012.68	8.01%
	Investor Class	Hartford Life Insurance Co Separate Account 401k Attn: UIT Operation P.O. Box 2999 Hartford, CT 06104-2999	460,457.65	7.33%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	7,493,443.29	28.01%
	Class R5	John Hancock Life Insurance Company USA Rps- Trading Ops -St4 601 Congress St Boston, MA 02210-2805	5,729,095.91	21.41%
	Class R5	Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	2,466,183.70	9.22%
	Class R5	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	1,519,844.67	5.68%
	Class R6	Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	1,943,365.52	39.98%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	1,075,379.59	22.13%
	Class R6	Wells Fargo Bank West TTEE FBO County of Orange Dcp c/o Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	548,812.32	11.29%
	Class R6	Saxon & Co. FBO Vi Omnibus Account Vica P.O. Box 7780-1888 Philadelphia, PA 19182-0001	491,151.92	10.11%
AIM International Mutual Funds (Invesco International Mutual Funds)
Invesco Asia Pacific Growth Fund	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	1,974,113.26	13.35%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	1,526,670.35	10.32%
	Class A	Edward D Jones & Co FBO of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,494,807.29	10.11%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	900,442.75	6.09%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	894,762.05	6.05%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	25,178.12	18.68%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	11,761.34	8.72%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	8,016.91	5.95%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	326,009.25	13.04%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	244,806.03	9.79%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	236,528.26	9.46%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	211,895.19	8.47%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	208,280.97	8.33%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	176,104.63	7.04%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	4,296,416.88	41.34%
	Class Y	Charles Schwab & Co Inc Special Custody FBO Customers (SIM) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	1,456,026.33	14.01%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	746,461.76	7.18%
	Class Y	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	602,465.35	5.80%
	Class Y	Invesco Global Target Returns Fund 11 Greenway Plaza Fl 16 Houston, TX 77046-1100	536,813.43	5.17%
Invesco European Growth Fund	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	1,318,344.57	9.56%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,223,634.62	8.87%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	1,062,154.85	7.70%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	876,780.04	6.36%
	Class A	Edward D Jones & Co FBO of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	867,213.47	6.29%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	814,692.59	5.91%
	Class A	First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	747,086.79	5.42%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	7,749.49	10.99%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	5,499.71	7.80%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	490,964.62	17.30%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	346,342.61	12.21%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	298,175.62	10.51%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	244,867.46	8.63%
	Class C	First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	228,390.83	8.05%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	223,924.63	7.89%
	Class C	National Financial Services LLC FEBO Customers Mutual FUNDS 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	191,847.07	6.76%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	159,061.93	5.61%
	Class R	Reliant Trust Company FBO Morley Incent P.O. Box 48529 Atlanta, GA 30362-1529	44,127.29	11.11%
	Class R	State Street Bank and Trust as Cust FBO ADP Access Product 1 Lincoln Stotech Ctr Fl 6 Boston, MA 02111	42,920.91	10.81%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	35,725.53	9.00%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	9,519,541.50	45.20%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	4,485,341.97	21.29%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	Charles Schwab & Co Inc Special Custody FBO Customers (SIM) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	1,284,431.28	6.10%
	Investor Class	Charles Schwab & Co Inc Special Custody FBO Customers (SIM) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	1,060,453.92	23.53%
	Investor Class	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	651,972.07	14.47%
Invesco Global Growth Fund	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	2,696,081.87	24.23%
	Class A	Edward D Jones & Co FBO of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	954,690.08	8.58%
	Class A	First Clearing LLC Special Custody Acct for The Exclusive Benefit of Customer 2801 Market St Saint louis, MO 63103-2523	622,880.59	5.60%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	7,602.45	8.63%
	Class B	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	5,515.78	6.26%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	318,603.71	34.48%
	Class C	Edward D Jones & Co FBO of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	63,367.59	6.86%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	46,406.81	5.02%
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	99,857.29	22.36%
	Class Y	Invesco Group Services Inc 1555 Peachtree St NE Atlanta, GA 30309-2460	60,016.89	13.44%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	55,632.80	12.46%
	Class Y	Edward D Jones & Co FBO of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	34,845.73	7.80%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	24,835.77	5.56%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	24,229.47	5.43%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	23,594.93	5.28%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	384.48	100.00%
	Class R6	MAC & Co Mutual Fund Operations 525 William Penn Place P O Box 3198 Pittsburgh, PA 15230-3198	11,417,816.12	99.51%
Invesco Global Opportunities Fund	Class A	Edward D Jones & Co FBO of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	212,117.69	23.65%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	58,172.00	6.49%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	51,489.87	5.74%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	45,777.61	5.10%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	28,702.81	13.05%
	Class C	Edward D Jones & Co FBO of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	25,753.99	11.71%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	14,685.32	6.67%
	Class R	Power Supplies LLC Loretta M Mraz Clinton Township, MI	2,034.31	9.88%
	Class R	Michael A Gozzo PA Palm Beach Gardens	1,677.02	8.14%
	Class R	Mid Atlantic Trust Co FBO Opa International Corp 401(K) 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	1,622.44	7.88%
	Class R	Pai Trust Company, Inc Steven Martinucci 401(K) PS Plan De Pere, WI 54115-4934	1,443.56	7.01%
	Class R	Allegany Chiropractic Center Audie Klingler Cumberland, MD	1,278.77	6.21%
	Class R	Pawel Wdowczak W Hollywood, CA	1,250.04	6.07%
	Class R	Allegany Chiropractic Center Teal L Tritapoe Fort Ashby, WV	1,235.78	6.00%
	Class R	MST Holding Plan Matthew St Amant Shreveport, LA	1,223.84	5.94%
	Class Y	Edward D Jones & Co FBO of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	7,157.15	20.35%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	5,351.52	15.21%
	Class Y	Invesco Group Services Inc 1555 Peachtree St NE Atlanta, GA 30309-2460	4,520.43	12.85%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	3,692.92	10.50%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	Phuong N Quach Santa Clara, CA	2,646.31	7.52%
	Class Y	First Clearing LLC Special Custody Acct for The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	2,360.68	6.71%
	Class Y	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	2,099.66	5.97%
	Class Y	ITC Cust IRA FBO Suzanne I Peterson Wheaton, IL	1,921.97	5.46%
	Class R5	Invesco Advisers Inc. Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
	Class R6	Invesco Advisers Inc. Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	929.37	100.00%
Invesco Global Responsibility Equity Fund	Class A	Invesco Advisers Inc. Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	3,001.00	77.77%
	Class A	Mark Pelletier Ashland, MA	196.97	5.10%
	Class C	Invesco Advisers Inc. Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
	Class R	Invesco Advisers Inc. Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
	Class Y	Invesco Advisers Inc. Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	4,001.00	100.00%
	Class R5	Invesco Advisers Inc. Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
	Class R6	Invesco Advisers Inc. Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	90,001.00	72.25%
	Class R6	MAC & Co P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	33,405.79	26.82%
Invesco Global Small & Mid Cap Growth Fund	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	1,813,572.80	7.04%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,811,489.71	7.03%
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	1,654,492.43	6.42%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	First Clearing LLC Special Custody Acct for The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,522,296.43	5.91%
	Class A	Edward D Jones & Co FBO of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,322,843.83	5.13%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	23,715.61	8.23%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	18,187.50	6.31%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	14,522.56	5.04%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	177,885.09	10.84%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	139,266.44	8.48%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	108,716.76	6.62%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	97,024.00	5.91%
	Class C	First Clearing LLC Special Custody Acct for The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	90,031.73	5.48%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	145,774.70	16.10%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	83,074.28	9.17%
	Class Y	First Clearing LLC Special Custody Acct for The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	81,049.64	8.95%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	72,929.61	8.05%
	Class Y	Suntrust Bank FBO Various Suntrust Omnibus Accounts Omnisti 8515 E. Orchard Rd 2T2 Greenwood Village, CO 80111-502	69,505.87	7.68%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	59,029.59	6.52%
	Class Y	Edward D Jones & Co FBO of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	56,452.91	6.23%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	53,175.91	5.87%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	655,329.90	88.87%
	Class R5	Great-West Trust Company LLC TTEE FBO Employee Benefits Clients 401K Omnior Tr 8515 E Orchard Rd 2T2 Greenwood Village, CO 8011-5002	46,205.08	6.27%
Invesco International Companies Fund	Class A	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	248,001.00	80.57%
	Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	1,185.34	25.71%
	Class C	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	21.71%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	698.32	15.15%
	Class C	ITC Roth IRA FBO Wanda G Wiemers San Angelo, TX	565.79	12.27%
	Class C	ITC Roth IRA FBO John Cain Sherman Oaks, CA 91423-1352	331.63	7.19%
	Class C	Edward D Jones & Co FBO of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	308.91	6.70%
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	73.13%
	Class R	Rock Solid Options Richard W Rockenbach II Falls Church, VA	218.53	15.97%
	Class R	Jeanne M Miller Alexandria, VA	149.20	10.90%
	Class Y	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	248,001.00	97.76%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
	Class R6	Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	2,698,780.00	56.85%
	Class R6	Invesco Moderate Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	1,389,239.00	29.26%
	Class R6	Invesco International Allocation Fund Ominbus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	658,264.00	13.87%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
Invesco International Core Equity Fund	Class A	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	797,430.98	23.60%
	Class A	Edward D Jones & Co FBO of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	349,155.53	10.33%
	Class C	Merrill Lynch Security 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	192,442.18	22.82%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	88,898.37	10.54%
	Class C	Edward D Jones & Co FBO of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	43,676.30	5.18%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	34,956.27	16.82%
	Class R	Mid Atlantic Trust Co Creative Co-op Inc 401K PSP & Trust 1251 Waterfront Pl Ste 525 Pittsburgh, PA 15222-4228	18,703.93	9.00%
	Class R	Donna R Christianson Mentor, MN	10,503.31	5.05%
	Class Y	Invesco Group Services Inc 1555 Peachtree St NE Atlanta, GA 30309-2460	101,027.60	31.87%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	37,920.55	11.96%
	Class Y	Merrill Lynch Security 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	35,738.42	11.27%
	Class Y	Edward D Jones & Co FBO of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	25,498.47	8.04%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	20,995.28	6.62%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	20,724.52	6.54%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	18,269.23	5.76%
	Class R5	Invesco Group Services Inc. 1555 Peachtree St NE 4th Floor General Ledger Accounting Atlanta, GA 30309-2460	267,696.00	98.65%
	Class R6	Invesco International Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	2,538,774.13	100.00%
	Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	115,653.77	11.98%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
Invesco International Growth Fund	Class A	Edward D Jones & Co FBO of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	18,623,459.64	24.60%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	7,487,807.38	9.89%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	6,476,787.94	8.56%
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	5,427,666.23	7.17%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	5,259,168.80	6.95%
	Class A	Charles Schwab & Co Inc Special Custody FBO Customers (SIM) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	5,114,033.20	6.76%
	Class B	Edward D Jones & Co FBO of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	84,806.24	26.89%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	52,576.98	16.67%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-24	20,528.75	6.51%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	1,075,603.91	18.87%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	775,336.56	13.61%
	Class C	Edward D Jones & Co FBO of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	754,362.08	13.24%
	Class C	UBS WM USA Omni Account M/f Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	493,988.15	8.67%
	Class R	State Street Bank and Trust as Cust FBO ADP Access product 1 Lincoln Stotech Ctr Fl 6 Boston, MA 02111	496,711.07	15.00%
	Class R	Hartford Life Insurance Co Separate Account 401K Attn: UIT Operation P.O. Box 2999 Hartford, CT 06104-2999	475,743.63	14.37%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2ND Floor Jacksonville, FL 32246-6484	257,898.13	7.79%
	Class Y	Edward D Jones & Co FBO of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	43,719,867.54	39.91%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	12,402,615.24	11.32%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	11,958,730.55	10.92%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	9,996,347.38	9.12%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd. Fl 5 Fl 4 Jersey City, NJ 07310-2010	15,631,538.22	33.06%
	Class R5	Minnesota Life Insurance Co 400 Robert St N Ste. A Saint Paul, MN 55101-2099	6,332,179.90	13.39%
	Class R5	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	5,168,602.27	10.93%
	Class R5	Nationwide Life Ins Co DCVA c/o IPO Portfolio Accounting P O Box 182029 Columbus, OH 43218-2029	3,868,825.41	8.18%
	Class R5	Nationwide Life Ins Co NACO c/o IPO Portfolio Accounting P O Box 182029 Columbus, OH 43218-2029	2,860,694.93	6.05%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd. Fl 5 Jersey City, NJ 07310-2010	5,992,164.45	24.27%
	Class R6	Maxim Series Fund Inc 8515 E. Orchard Rd 2T2 Greenwood Village, Co 80111-5002	3,617,850.96	14.65%
	Class R6	Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	2,547,599.68	10.32%
	Class R6	JP Morgan Chase Bank NA as Directed Trustee for the Deloitte Pension Plan for Employees JP Morgan Chase Bank TTEE 4 New York Plaza, Floor 12 New York, NY 10004-2413	2,044,812.15	8.28%
	Class R6	MAC & Co Attn: Mutual Fund Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	1,295,068.99	5.24%
Invesco Select Opportunities Fund	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd. Fl 5 Fl 4 Jersey City, NJ 07310-2010	357,770.00	24.81%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	221,212.63	15.34%
	Class A	Edward D Jones & Co FBO of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	90,500.63	6.28%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd. Fl 5 Fl 4 Jersey City, NJ 07310-2010	1,371,784.61	92.04%
	Class R	Great-West Trust Company LLC TTEE FBO Employee Benefits Clients 401K Omniortr 8515 E Orchard Rd 2T2 Greenwood Village, CO 8011-5002	9,346.83	42.64%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	Karyn Martin Marblehead, OH	2,914.45	13.29%
	Class R	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,694.99	7.73%
	Class R	Jane JarviI Bay Village, OH	1,531.14	6.98%
	Class R	Michael R Catania Las Vegas, NV	1,471.57	6.71%
	Class R	PAI Trust Company, Inc Steven Martinucci 401(K) PS Plan De Pere, WI	1,161.03	5.30%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd. Fl 5 Jersey City, NJ 07310-2010	322,189.73	57.61%
	Class Y	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	147,865.81	26.44%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
	Class R6	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	925.93	100.00%
AIM Investment Funds (Invesco Investment Funds)
Invesco All Cap Market Neutral Fund	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	2,015,733.04	46.33%
	Class A	National Financial Services LLC 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	497,945.99	11.44%
	Class A	LPL Financial Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	484,043.08	11.13%
	Class A	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	449,001.00	10.32%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	291,386.64	27.60%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	272,475.32	25.81%
	Class C	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	142,085.33	13.46%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	113,911.11	10.79%
	Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	92,091.54	8.72%
	Class R	Marian Cohen Conshohocken Pa	2,898.59	27.25%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	MST Holding Plan Matthew St Amant Shreveport, LA	1,615.87	15.19%
	Class R	TD Ameritrade Inc P.O. Box 2226 Omaha, NE 68103-2226	1,109.99	10.43%
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	9.41%
	Class R	Series Digital PSP Trust PSP Jonathan Blessing TTEE 129 Church St New Haven, CT 06510-2026	978.47	9.20%
	Class R	Grigory Pekarsky Real Estate 3099 N Elbridge Ave Chicago, IL 60618-6721	898.06	8.44%
	Class R	NFS LLC FBO Louis H Diamond Louis H Diamond TTEE 5809 Nicholson Lane # 1209 Rockville, MD 20852-5714	536.55	5.04%
	Class Y	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	1,758,025.89	41.90%
	Class Y	Charles Schwab & Co Inc Special Custody Acct-Exclusive Omnibus Customer Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	725,544.32	17.29%
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	403,581.57	9.62%
	Class Y	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	217,380.00	5.18%
	Class R6	Invesco Growth Allocation c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	4,117,772.00	55.22%
	Class R6	Invesco Moderate Allocation c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	2,395,540.00	32.13%
	Class R6	Invesco Conservative Allocation Fund c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	866,129.00	11.62%
Invesco Balanced-Risk Allocation Fund	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	36,439,625.20	22.15%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	12,040,745.52	7.32%
	Class A	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	11,107,005.92	6.75%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	9,949,837.80	6.05%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	Charles Schwab & Co Inc Special Custody FBO Customers (Sim) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	8,279,085.46	5.03%
	Class B	First Clearing, LLC Special Custody Acct 2801 Market St Saint Louis, MO 63103-2523	178,440.60	22.91%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	74,055.83	9.51%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	64,940.80	8.34%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	61,078.88	7.84%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia PA 19406-1212	40,457.64	5.20%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	17,375,657.24	14.81%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	15,034,322.37	12.81%
	Class C	Merril Lynch Pierce Fenner 4800 Deer Lake Drive East 3rd Fl Jacksonville, FL 32246-6484	14,164,607.20	12.07%
	Class C	Wachovia Securities, LLC 10750 Wheat First Dr Glen Allen, VA 23060-9243	12,665,519.86	10.79%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	11,724,791.91	9.99%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	8,670,107.60	7.39%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	7,551,781.48	6.44%
	Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	5,949,747.06	5.07%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	414,190.55	16.94%
	Class R	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	157,527.77	6.44%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	26,375,516.68	17.25%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	25,127,760.38	16.43%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	First Clearing, LLC 2801 Market St Saint Louis, MO 63103-2523	16,699,182.66	10.92%
	Class Y	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	13,590,525.91	8.89%
	Class Y	Charles Schwab & Co Inc Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	13,586,940.45	8.89%
	Class Y	UBS WM USA Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	12,494,418.75	8.17%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	8,859,265.44	5.79%
	Class R5	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	6,684,867.01	52.96%
	Class R5	Fidelity Investments 401k FBO Epicor Software Corporation 401(K) Savings Plan 100 Magellan Way (Kw1c) Covington, KY 41015-1987	1,652,428.83	13.09%
	Class R5	Mass Mutual Insurance Company 1295 State Street Mip C105 Springfield, MA 01111-0001	1,383,405.09	10.96%
	Class R5	ICMA Retirement Corporation 777 N Capitol St Ne Ste 600 Washington, DC 20002-4240	1,381,579.97	10.94%
	Class R6	Invesco Balanced-Risk Retirement 2030 Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	6,218,555.21	24.90%
	Class R6	Invesco Balanced-Risk Retirement 2020 Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	4,539,329.91	18.17%
	Class R6	Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	3,930,602.00	15.74%
	Class R6	Invesco Moderate Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	3,048,869.45	12.21%
	Class R6	Invesco Balanced-Risk Retirement 2040 Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	2,453,995.21	9.83%
	Class R6	Invesco Balanced-Risk Retirement Now Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	1,467,196.10	5.87%
	Class R6	Invesco Conservative Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	1,320,326.96	5.29%
Invesco Balanced-Risk Commodity Strategy Fund	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	1,646,520.94	27.73%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	Charles Schwab & Co Inc Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	1,454,453.67	24.49%
	Class A	National Financial Services LLC 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	505,203.84	8.51%
	Class A	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	359,755.49	6.06%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	317,766.96	5.35%
	Class B	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	4,885.15	21.12%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	3,216.38	13.90%
	Class B	Charles Schwab & Co Inc Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	2,751.92	11.90%
	Class B	First Clearing, LLC 2801 Market Street St Louis, MO 63103-2523	2,382.40	10.30%
	Class B	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	2,312.92	10.00%
	Class B	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	2,155.88	9.32%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	207,287.85	23.02%
	Class C	First Clearing, LLC 2801 Market Street St Louis, MO 63103-2523	177,335.47	19.70%
	Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	128,876.07	14.31%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	120,797.93	13.42%
	Class C	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	77,944.77	8.66%
	Class R	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	20,725.69	17.93%
	Class R	Matrix Trust Company Cust 401k FBO Miscor Group 401k 717 17th Street Suite 1300 Denver, CO 80202-3304	17,078.30	14.77%
	Class R	Pai Trustco Inc FBO Vessel International Inc 401(K) Plan 1300 Enterprise Dr De Pere, WI 54115-4934	12,463.44	10.78%
	Class R	Pai Trustco Inc Cenpro Services Inc 401k Ps Pl 1300 Enterprise Dr De Pere, WI 54115-4934	10,867.38	9.40%
	Class R	Matrix Trust Company Cust. FBO D. Garrett Construction, Inc. 401(K) 717 17th St Ste 1300 Denver, CO 80202-3304	6,989.49	6.05%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	Wells Fargo Bank NA FBO P.O. Box 1533 Minneapolis, MN 55480-1533	28,823,253.10	34.93%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	26,069,066.58	31.60%
	Class Y	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	8,798,897.90	10.66%
	Class Y	Merryll Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	4,326,754.76	5.24%
	Class R5	Valic Seperate Account A 2929 Allen Pkwy A6-20 Houston, TX 77019-7117	27,822,759.23	99.01%
	Class R6	National Financial Svcs Corp Customers Russ Lennon 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	207,499.79	73.51%
	Class R6	John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood, MA 02090-2324	37,357.56	13.23%
Invesco Developing Markets Fund	Class A	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	6,612,967.11	24.61%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	2,171,052.79	8.08%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	61,825.28	20.80%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	24,546.37	8.26%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	23,189.84	7.80%
	Class B	UBS WM USA Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	21,401.84	7.20%
	Class B	First Clearing, LLC 2801 Market St Saint Louis, MO 63103-2523	18,941.71	6.37%
	Class B	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	18,198.49	6.12%
	Class B	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	16,125.34	5.43%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	411,572.94	14.86%
	Class C	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	261,047.78	9.43%
	Class C	Raymond James Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	237,290.91	8.57%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	220,379.55	7.96%
	Class C	First Clearing, LLC 2801 Market St Saint Louis, MO 63103-2523	211,202.81	7.63%
	Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	210,028.79	7.58%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	176,243.06	6.36%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	159,663.80	5.77%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	11,939,531.30	34.92%
	Class Y	First Clearing, LLC 2801 Market St Saint Louis, MO 63103-2523	6,041,293.01	17.67%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	3,754,076.65	10.98%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	2,725,876.56	7.97%
	Class Y	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	2,609,435.48	7.63%
	Class R5	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	3,397,223.16	31.48%
	Class R5	Northern Trust TTEE FBO P.O. Box 92956 Chicago, IL 60675-2994	1,316,098.70	12.20%
	Class R5	Mitra & Co FBO 98 c/o BMO Harris Bank Na Attn: Mf 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	1,155,893.83	10.71%
	Class R6	Mori & Co Mailstop Tbts 2 Kansas City, MO 64106	1,443,162.85	27.90%
	Class R6	Invesco Growth Allocation Fund c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	816,410.93	15.78%
	Class R6	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	718,137.00	13.88%
	Class R6	Charles Schwab & Co Inc Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	662,024.62	12.80%
	Class R6	Invesco Moderate Allocation Fund c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	379,324.73	7.33%
	Class R6	Invesco International Allocation Fund c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	287,336.64	5.55%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R6	VRSCO FBO Aigfsb Custodian Trustee FBO Ret Plans 2727-A Allen Parkway 4-D1 Houston, TX 77019-2107	267,661.57	5.17%
Invesco Emerging Markets Equity Fund	Class A	Edward D Jones & Co 12555 Manchester Rd Saint Louis, MO 63131-3729	599,764.42	36.06%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	136,154.98	8.19%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	109,968.19	6.61%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	65,097.47	14.45%
	Class C	Raymond James Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	49,078.19	10.89%
	Class C	Edward D Jones & Co 12555 Manchester Rd Saint Louis, MO 63131-3729	34,913.22	7.75%
	Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	34,708.34	7.70%
	Class R	Maureen K Wolfson TTEE Equitable Life For Separate Acct 65 On Behalf Of Various 401k Expeditor Ken Butka-Equitable 200 Plaza Dr.Hm/2 Secaucus, NJ 07094-3607	87,318.31	48.86%
	Class R	Ascensus Trustco FBO Brian W Dossett M D LTD P.O. Box 10758 Fargo, ND 58106-0758	18,988.73	10.63%
	Class Y	UBS WM USA Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	410,074.73	60.35%
	Class Y	Edward D Jones & Co 12555 Manchester Rd Saint Louis, MO 63131-3729	73,471.52	10.81%
	Class Y	Bruce L Crockett Attn: Sheri Morris Houston, TX	72,109.58	10.61%
	Class Y	Invesco Group Services Inc 1555 Peachtree St Ne Atlanta, GA 30309-2460	43,803.00	6.45%
	Class R5	Invesco Group Services Inc 1555 Peachtree St Ne Atlanta, GA 30309-2460	207,074.98	98.91%
	Class R6	Invesco International Allocation Fund c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	923,070.53	100.00%
Invesco Emerging Markets Flexible Bond Fund	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	175,526.56	22.14%
	Class A	Edward D Jones & Co 12555 Manchester Rd Saint Louis, MO 63131-3729	129,379.54	16.32%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	3,378.71	18.20%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	LPL Financial Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	2,706.71	14.58%
	Class B	Edward D Jones & Co 12555 Manchester Rd Saint Louis, MO 63131-3729	1,440.57	7.76%
	Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	63,823.21	34.64%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	26,174.12	14.20%
	Class C	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	22,201.69	12.05%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	12,531.46	6.80%
	Class C	Edward D Jones & Co 12555 Manchester Rd Saint Louis, MO 63131-3729	9,531.24	5.17%
	Class R	Equator Management Services Franklin H Kennedy 550 Se Mizner Blvd Ph 11 Boca Raton, FL 33432-5536	16,544.92	40.84%
	Class R	Pai Trustco Inc FBO Vessel International Inc 401(K) Plan 1300 Enterprise Dr De Pere, WI 54115-4934	6,736.56	16.63%
	Class R	Pai Trust Company, Inc Ziebell’s Hiawatha Foods, Inc. 401(K) 1300 Enterprise Dr De Pere, WI 54115-4934	2,486.57	6.14%
	Class R	Laser-Crafts Thomas James Duffy Greenwich, NY	2,247.57	5.55%
	Class Y	Invesco Group Services Inc 1555 Peachtree St Ne Atlanta, GA 30309-2460	14,875.37	26.56%
	Class Y	Edward D Jones & Co 12555 Manchester Rd Saint Louis, MO 63131-3729	14,000.51	25.00%
	Class Y	UBS WM USA Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	12,935.18	23.09%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	5,472.34	9.77%
	Class Y	First Clearing, LLC 2801 Market St Saint Louis, MO 63103-2523	5,405.41	9.65%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,022.30	100.00%
	Class R6	Invesco Moderate Allocation Fund c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	3,600,659.23	38.72%
	Class R6	Invesco Growth Allocation Fund c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	3,094,645.99	33.28%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R6	Invesco Conservative Allocation Fund c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	2,601,561.94	27.98%
Invesco Endeavor Fund	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	856,910.91	12.74%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	616,019.35	9.16%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	579,146.71	8.61%
	Class A	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	374,051.44	5.56%
	Class A	Edward D Jones & Co 12555 Manchester Rd Saint Louis, MO 63131-3729	340,576.25	5.06%
	Class B	First Clearing, LLC 2801 Market St Saint Louis, MO 63103-2523	13,715.17	18.55%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	6,475.79	8.76%
	Class B	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	4,737.31	6.41%
	Class B	Charles Schwab & Co Inc Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	3,934.96	5.32%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	297,675.57	14.72%
	Class C	First Clearing, LLC 2801 Market St Saint Louis, MO 63103-2523	248,750.38	12.30%
	Class C	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	248,036.43	12.27%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	211,209.86	10.45%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	113,678.76	5.62%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	110,668.78	5.47%
	Class C	Merryll Lynch Pierce Fenner & Smith Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	103,100.65	5.10%
	Class R	Voya Ret Ins & Annuity Co One Orange Way B3N Windsor, CT 06095-4773	168,473.14	15.94%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	133,146.20	12.60%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	102,716.19	9.72%
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	219,652.92	19.43%
	Class Y	First Clearing, LLC 2801 Market St Saint Louis, MO 63103-2523	124,592.45	11.02%
	Class Y	FIIOC 401k FBO Service-Now.Com 401(K) Plan 100 Magellan Way (Kw1c) Covington, KY 41015-1987	94,344.39	8.34%
	Class Y	Charles Schwab & Co Inc Special Custody FBO Customers (SIM) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	86,956.99	7.69%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	79,677.00	7.05%
	Class Y	Taynik & Co c/o State Street Bank & Trust 1200 Crown Colony Dr Quincy, MA 02169-0938	77,242.44	6.83%
	Class R5	John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood, MA 02090-2324	639,936.65	53.82%
	Class R5	Nationwide Trustco FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	192,361.75	16.18%
	Class R5	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	98,776.39	8.31%
	Class R5	FIIOC 401k FBO Sigma Designs 401k Plan 100 Magellan Way (KW1C) Covington, KY 41015-1987	62,526.92	5.26%
	Class R6	Invesco Growth Allocation Fund c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	1,380,479.47	49.41%
	Class R6	Invesco Moderate Allocation c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	856,644.93	30.66%
	Class R6	Invesco Conservative Allocation Fund c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	372,957.42	13.35%
	Class R6	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	163,301.60	5.84%
Invesco Global Health Care Fund	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	3,215,540.51	14.59%
	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,516,585.78	6.88%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	1,323,100.50	6.00%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis, MO 63103-2523	1,300,481.57	5.90%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,291,273.46	5.86%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	17,807.04	9.14%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	15,346.63	7.88%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	11,280.20	5.79%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	10,491.45	5.39%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	445,794.30	15.98%
	Class C	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	231,557.78	8.30%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	209,284.68	7.50%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	193,809.08	6.95%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	172,172.70	6.17%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	137,017.47	20.36%
	Class Y	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	106,314.07	15.80%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	78,271.78	11.63%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	70,005.22	10.40%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	41,709.32	6.20%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	37,160.78	5.52%
	Investor Class	Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	2,338,226.72	13.67%
	Investor Class	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	1,016,520.82	5.94%
Invesco Global Infrastructure Fund	Class A	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	148,001.00	33.97%
	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	66,522.72	15.27%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	50,437.18	11.58%
	Class A	Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	22,096.55	5.07%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	9,888.56	22.18%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	6,894.81	15.47%
	Class R	Law Office Of Kirsten L Izatt PC 65 Citation Cir Wheaton, IL 60189-3119	4,291.32	59.66%
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	13.92%
	Class R	Brock Boling LLC Brock Boling Holstein, IA	578.01	8.04%
	Class R	Aalders Plumbing Services Wayne Zonca Highland Park, IL	564.69	7.85%
	Class R	Braden S Robbins Real Estate Braden S Robbins Chicago, IL	414.99	5.77%
	Class Y	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	148,001.00	27.56%
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	109,141.71	20.32%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	88,817.40	16.54%
	Class Y	IFB Retirement Plan Pen Pl DTD 12/31/2013 FBO Bruce Crockett Attn: Sheri MOrris P.O. Box 4333 Houston, TX 77210-4333	54,803.36	10.21%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	41,058.06	7.65%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	33,201.98	6.18%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
	Class R6	Invesco Alternative Strategy Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plaza Fl 16 Houston, TX 77046-1100	5,950.54	50.09%
	Class R6	Invesco Multi-Asset Inflation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plaza Fl 16 Houston, TX 77046-1100	4,927.54	41.48%
	Class R6	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	8.43%
Invesco Global Market Neutral Fund	Class A	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	449,001.00	57.59%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	247,604.04	31.76%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	38,918.06	59.80%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	7,508.47	11.54%
	Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	5,725.85	8.80%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	5,674.26	8.72%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	42.27%
	Class R	Nordic Spine Inc Blane J Huegel 4463 40th St S St. Petersburg, FL 33711-4415	731.40	30.88%
	Class R	Rick Uecker Or Cindy Uecker TTEE Rucon Construction Management 401k Plan & Trust FBO Rick Uecker W4954 Highline Rd Kaukauna, WI 54130-8507	329.08	13.90%
	Class R	Rick Uecker Or Cindy Uecker TTEE Rucon Construction Management 401k Plan & Trust FBO Cindy Uecker W4954 Highline Rd Kaukauna, WI 54130-8507	306.75	12.95%
	Class Y	Charles Schwab & Co Inc Special Custody Acct-Exclusive Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	490,072.50	39.82%
	Class Y	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	449,001.00	36.48%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	215,739.08	17.53%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	50,001.00	100.00%
	Class R6	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	50,001.00	63.37%
	Class R6	Invesco Alternative Strategy Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plaza Fl 16 Houston, TX 77046-1100	28,907.15	36.63%
Invesco Global Targeted Returns Fund	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	809,131.55	28.35%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	513,729.07	18.00%
	Class A	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	398,649.86	13.97%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	372,157.56	13.04%
	Class A	Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	344,353.21	12.07%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	770,377.19	47.55%
	Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	329,184.59	20.32%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	108,635.94	6.71%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	107,107.46	6.61%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	87,963.56	5.43%
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	62.28%
	Class R	Rick Uecker Or Cindy Uecker TTEE Rucon Construction Management 401k Plan & Trust FBO Rick Uecker W4954 Highline Rd Kaukauna, WI 54130-8507	313.71	19.52%
	Class R	Rick Uecker Or Cindy Uecker TTEE Rucon Construction Management 401k Plan & Trust FBO Cindy Uecker W4954 Highline Rd Kaukauna, WI 54130-8507	292.42	18.20%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	5,456,982.46	32.31%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	4,036,556.59	23.90%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	2,197,763.67	13.01%
	Class Y	Charles Schwab & Co Inc Special Custody Acct-Exclusive Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	1,412,870.58	8.37%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	5,101.07	83.61%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,000.00	16.39%
	Class R6	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,000.00	100.00%
Invesco Greater China Fund	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	244,358.89	10.35%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	188,608.23	7.99%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	121,147.05	5.13%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	8,455.81	14.87%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	7,126.93	12.54%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	2,959.07	5.21%
	Class B	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	2,955.08	5.20%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	2,902.68	5.11%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	73,349.48	13.31%
	Class C	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	47,139.10	8.55%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	41,092.46	7.45%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	39,287.50	7.13%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	34,763.59	6.31%
	Class C	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	32,311.01	5.86%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	29,554.39	5.36%
	Class C	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	28,631.65	5.19%
	Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	28,185.56	5.11%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	41,106.56	17.52%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	33,489.61	14.27%
	Class Y	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	31,106.76	13.26%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	28,233.12	12.03%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	12,983.05	5.53%
	Class R5	FIIOC FBO Lexington Acquisition Inc 100 Magellan Way (KW1C) Covington, KY 41015-1987	1,469.50	60.66%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	730.69	30.16%
	Class R5	Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	220.45	9.10%
Invesco Long/Short Equity Fund	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	590,376.28	53.38%
	Class A	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	198,072.00	17.91%
	Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	73,161.36	31.58%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	47,606.50	20.55%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	41,751.79	18.02%
	Class R	NFS LLC FBO Andy Uecker Kaukauna, WI	1,349.14	16.84%
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	12.50%
	Class R	Yuen Y Chan North Potomac, MD	945.74	11.81%
	Class R	NFS LLC FBO Ellen Babby TTEE Ellen R Babby Consulting Solo 40 Phoenix, AZ 85028-5512	934.53	11.67%
	Class R	MST Holding Plan 831 Ontario St Shreveport, LA 71106-1118	801.61	10.01%
	Class R	Nordic Spine Inc Blane J Huegel 4463 40th St S St. Petersburg, FL 33711-4415	712.18	8.89%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	NFS LLC FBO Christine W Caldwell TTEE Catalysis LLC 401k 2520 SW Hamilton Ct Portland, OR 97239-1214	693.76	8.66%
	Class R	Mid Atlantic Trustco FBO Hardin Staffing, Inc 401k Profit 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	535.82	6.69%
	Class Y	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	449,001.00	61.99%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	103,246.53	14.26%
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	94,829.01	13.09%
	Class Y	Invesco Group Services Inc 1555 Peachtree St Ne Atlanta, GA 30309-2460	41,414.75	5.72%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	50,001.00	96.80%
	Class R6	Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	2,868,780.00	65.08%
	Class R6	Invesco Moderate Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	1,483,495.00	33.65%
Invesco Low Volatility Emerging Markets Fund	Class A	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	134,001.00	32.09%
	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	46,631.30	11.17%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	37,266.74	8.93%
	Class A	Charles Schwab & Co Inc Special Custody FBO Cust Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	29,855.43	7.15%
	Class C	ITC CUST IRA FBO Kathryn O Chell Melbourne Beach, FL	16,932.24	57.97%
	Class C	Mona Ghandour Jtwros Altamonte Spring, FL	1,787.17	6.12%
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	33.06%
	Class R	Mancini And Associates Michael Robert Fostakowsky 7052 Mclennan Ave Van Nuys, CA 91406-3727	919.52	30.37%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	Morris Recruiting & Consulting LLC Etienne Morris 460 Sylvan Park Rd Stowe, VT 05672-4663	404.76	13.37%
	Class R	Janine E Grillo Macomb, MI	380.40	12.56%
	Class R	All American Demolition Donald E Traylor Jr 1510 Valley Rd Tallahassee, FL 32301-2736	190.77	6.30%
	Class Y	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	134,001.00	58.24%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	61,822.39	26.87%
	Class Y	Invesco Group Services Inc 1555 Peachtree St Ne Atlanta, GA 30309-2460	27,066.62	11.76%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	15,001.00	100.00%
	Class R6	Invesco Growth Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	2,911,207.00	68.13%
	Class R6	Invesco Moderate Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	1,346,883.00	31.52%
Invesco Macro Allocation Strategy Fund	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	278,062.60	48.63%
	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	66,709.16	11.67%
	Class A	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	38,162.02	6.67%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	34,438.83	6.02%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	32,860.14	5.75%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	223,768.66	30.28%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	137,780.64	18.65%
	Class C	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	123,118.86	16.66%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	81,240.05	10.99%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	44,211.51	5.98%
	Class R	Friendsight LLC Carrie G Friend 34 Aspen Dr Monroe, CT 06468-4212	1,404.62	34.63%
	Class R	Friendsight LLC Joshua Friend 34 Aspen Dr Monroe, CT 06468-4212	1,261.26	31.09%
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	950.57	23.43%
	Class R	Jay L Epstein Advisor Jay L Epstein 304 Doris Dr West Seneca, NY 14224-1219	259.33	6.39%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,284,720.11	34.72%
	Class Y	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	995,270.16	26.90%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	871,869.07	23.56%
	Class Y	Invesco Group Services Inc 1555 Peachtree St Ne Atlanta, GA 30309-2460	202,099.83	5.46%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	950.57	100.00%
	Class R6	Invesco Alternative Strategy Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plaza Fl 16 Houston, TX 77046-1100	21,807.38	95.82%
Invesco Macro International Equity Fund	Class A	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	314,001.00	96.59%
	Class C	ITC Richland Laminated Columns LLC Elmer Sensenig 8252 State Route 13 Greenwich, OH 44837-9638	1,605.22	15.33%
	Class C	Robert Hawks Auction Co Kay P Hawks 3604 NW 44th St Oklahoma City, OK 73112-6148	1,586.63	15.15%
	Class C	Terra Capital Management LLC John A. Porges 188 E 78th St Apt 20a New York, NY 10075-0573	1,544.89	14.76%
	Class C	Robert Hawks Auction Co Robert A Hawks 3604 NW 44th St Oklahoma City, OK 73112-6148	1,002.71	9.58%
	Class C	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	9.56%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	642.68	6.14%
	Class C	ITC Pro Screed Inc James R Jacobs 216 Woodcliff Ct McDonough , GA 30252-3617	559.94	5.35%
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
	Class Y	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	314,001.00	77.03%
	Class Y	Scott Edwin Wolle & Victoria Callaway Wolle Jtwros 2920 Knob Hill Dr Se Atlanta, GA 30339-4240	49,642.80	12.18%
	Class Y	Invesco Group Services Inc 1555 Peachtree St Ne Atlanta, GA 30309-2460	44,013.42	10.80%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	35,001.00	100.00%
	Class R6	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	35,001.00	100.00%
Invesco Macro Long/Short Fund	Class A	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	584,001.00	93.40%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,042.10	30.12%
	Class C	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	28.94%
	Class C	ITC CUST IRA R/O FBO Brian R Hinman Deale, MD	848.33	24.52%
	Class C	ITC CUST IRA FBO Jennifer Stahl Brooklyn, NY	334.88	9.68%
	Class C	Lillian M Delaluz Forsyth, GA 31029-8188	233.12	6.74%
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
	Class Y	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	584,001.00	89.20%
	Class Y	Invesco Group Services Inc 1555 Peachtree St Ne Atlanta, GA 30309-2460	45,138.85	6.89%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	65,001.00	100.00%
	Class R6	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	65,001.00	78.92%
	Class R6	Invesco Alternative Strategy Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plaza Fl 16 Houston, TX 77046-1100	17,357.04	21.08%
Invesco MLP Fund	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	176,007.26	26.34%
	Class A	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	148,001.00	22.15%
	Class A	Charles Schwab & Co Inc Onesource Omnibus Exclusive Benefit Of Its Customers 101 Montgomery St San Francisco, CA 94104-4151	44,914.34	6.72%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	81,270.09	38.33%
	Class R	Equator Management Services Franklin H Kennedy 550 Se Mizner Blvd Ph 11 Boca Raton, FL 33432-5536	19,428.82	48.94%
	Class R	PAI Trust Company Inc 401k FBO Clifford J Hurley LLC 401k 1300 Enterprise Dr De Pere, WI 54115-4934	4,382.62	11.04%
	Class R	Laser-Crafts Thomas James Duffy 30 Corliss Ave Greenwich, NY 12834-1226	2,945.35	7.42%
	Class R	State Street Bank And Trust As Cust FBO ADP Access Product 1 Lincoln Stotech Ctr Fl 6 Boston, MA 02111	2,309.03	5.82%
	Class R	Integrated Weather Barriers LLC Randall L Milbourn 14540 NW 62nd Pl Parkville, MO 64152-5290	2,068.72	5.21%
	Class Y	Invesco Group Services Inc 1555 Peachtree St Ne Atlanta, GA 30309-2460	170,466.09	29.17%
	Class Y	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	148,001.00	25.33%
	Class Y	Strafe & Co FBO Joe V Jr & Beverly C Rodri P.O. Box 6924 Newark, DE 19714-6924	86,192.90	14.75%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	66,599.89	11.40%
	Class Y	Strafe & Co FBO Beverly Rodriguez-Sep Property P.O. Box 6924 Newark, DE 19714-6924	35,289.77	6.04%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	Strafe & Co FBO Joe V Rodriguez Jr IRR 2012 Tru P.O. Box 6924 Newark, DE 19714-6924	30,299.75	5.18%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
	Class R6	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	100.00%
Invesco Multi-Asset Income Fund	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	3,427,514.45	39.56%
	Class A	Charles Schwab & Co Inc Special Custody FBO Customers (SIM) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	1,293,284.72	14.93%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	715,593.91	8.26%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	671,669.38	7.75%
	Class A	TD Ameritrade Inc FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	660,581.86	7.62%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	480,228.66	20.98%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	466,260.94	20.37%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	409,904.86	17.90%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis, MO 63103-2523	187,221.06	8.18%
	Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	152,597.00	6.67%
	Class R	Ascensus Trust Company FBO Food Solutions Inc Ind K Plan 4629 P.O. Box 10758 Fargo, ND 58106-0758	9,515.15	16.62%
	Class R	Maureen K Wolfson TTEE Equitable Life For Separate Acct 65 On Behalf Of Various 401k Expeditor Ken Butka-Equitable 200 Plaza Dr.Hm/2 Secaucus, NJ 07094-3607	7,269.77	12.69%
	Class R	Catherine N Cooney Falmouth, ME	7,010.83	12.24%
	Class R	Ascensus Trustco FBO Dsa/Dsef 401k Pl P O Box 10758 Fargo, ND 58106-0758	5,053.71	8.82%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	Mid Atlantic Trustco FBO Absolute Enterprises Inc 401k Pro 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	4,561.38	7.96%
	Class R	Matrix Trustco Cust FBO Smith CBOE (TN) 403b Pl 717 17th Street Suite 1300 Denver, CO 80202-3304	3,354.50	5.86%
	Class R	John Cooney Falmouth, ME	3,219.11	5.62%
	Class R	Hewes Farms Inc Leroy A Hewes 312 E Grayson Rd Modesto, CA 95358-9449	2,968.33	5.18%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	748,765.00	25.52%
	Class Y	American Enterprise Inv Svc 707 2nd Ave S Minneapolis, MN 55402-2405	500,244.41	17.05%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	482,910.83	16.46%
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	474,023.46	16.16%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	178,616.82	6.09%
	Class Y	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	168,709.14	5.75%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,001.00	59.94%
	Class R5	Matrix Trustco Cust FBO Harman Wealth Management 717 17th Street Suite 1300 Denver, CO 80202-3304	668.91	40.06%
	Class R6	Invesco Income Allocation Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	4,692,670.08	99.90%
Invesco Pacific Growth Fund	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	1,601,019.17	64.52%
	Class B	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	1,988.59	38.48%
	Class B	Merrill Lynch Pierce Fenner & Smith, Inc. Inc For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	1,162.10	22.49%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-240	484.32	9.37%
	Class B	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	438.99	8.49%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	420.24	8.13%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	88,823.73	48.52%
	Class C	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	16,320.49	8.92%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	10,175.80	5.56%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis, MO 63103-2523	9,907.75	5.41%
	Class R	Pai Trustco Inc FBO Strategic Horizon Inc 401k 1300 Enterprise Dr De Pere, WI 54115-4934	2,116.96	22.79%
	Class R	Koch-Alger & Associates David Wayne Habeck 501 Burning Tree Circle Arnold, MD 21012-2047	815.92	8.78%
	Class R	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	734.11	7.90%
	Class R	Master Chief Consulting Martin Mattes Sr 819 9th St Imperial Beach, CA 91932-2101	646.27	6.96%
	Class R	Integrated Weather Barriers LLC Randall L Milbourn 14540 NW 62nd Pl Parkville, MO 64152-5290	598.91	6.45%
	Class R	Svw Shanena Carpenter 6606 FM 1488 Rd Magnolia, TX 77354-2544	584.67	6.29%
	Class R	Party Yards & MOre Inc Bryce Berquist 4009 W Empedrado St Tampa, FL 33629-6705	583.43	6.28%
	Class R	Namita M Kumar Cumming, GA	557.47	6.00%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	46,805.96	11.97%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	38,586.96	9.87%
	Class Y	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	36,006.60	9.21%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis, MO 63103-2523	23,902.70	6.11%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	522.77	100.00%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
Invesco Select Companies Fund	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	3,982,796.78	21.75%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	1,488,989.91	8.13%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,176,477.43	6.43%
	Class A	Taynik & Co c/o State Street Bank & Trust Co 1200 Crown Colony Dr Quincy Ma 02169-0938	1,116,591.48	6.10%
	Class A	Mass Mutual Insurance Company 1295 State Street Mip C105 Springfield, MA 01111-0001	1,096,129.25	5.99%
	Class A	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	1,072,334.75	5.86%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	24,997.05	16.20%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	14,607.54	9.47%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	12,574.17	8.15%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	11,629.72	7.54%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	3,240,536.80	47.65%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	542,647.14	7.98%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	434,516.15	6.39%
	Class C	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	381,923.70	5.62%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	364,820.49	5.36%
	Class R	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	248,378.13	13.45%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	State Street Bank And Trust As Cust FBO ADP Access Product 1 Lincoln Stotech Ctr Fl 6 Boston, MA 02111	98,946.73	5.36%
	Class R	Mass Mutual Insurance Company 1295 State Street Mip C105 Springfield, MA 01111-0001	98,412.80	5.33%
	Class R	Reliance Trust Co Cust FBO Massmutual Omnibus Pll/Smf P.O. Box 48529 Atlanta, GA 30362-1529	93,205.73	5.05%
	Class Y	State Street Bank & Trust FBO Cognizant Technology Solutions 1200 Crown Colony Dr Fl 5 Quincy, MA 02169-0938	1,544,457.90	32.35%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	581,473.76	12.18%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	388,794.00	8.14%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	352,324.76	7.38%
	Class Y	Charles Schwab & Co Inc Special Custody FBO Customers (SIM) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	313,004.77	6.56%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	484,174.41	25.08%
	Class R5	Fidelity Investments 401k FBO Epicor Software Corporation 401(K) Savings Plan 100 Magellan Way (Kw1c) Covington, KY 41015-1987	370,840.79	19.21%
	Class R5	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	223,395.28	11.57%
	Class R5	Taynik & Co c/o State Street Bank & Trust 1200 Crown Colony Dr Quincy, MA 02169-0938	130,625.78	6.77%
	Class R5	Reliance Trustco FBO Retirement Plans Serviced By Metlif Omnimtins 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	126,556.73	6.56%
	Class R5	FIIOC FBO West Herr Employees’ Retirement Plan 100 Magellan Way (Kw1c) Covington, KY 41015-1987	111,302.54	5.77%
Invesco World Bond Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	641,061.01	23.17%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	256,484.91	9.27%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	199,099.95	7.20%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	184,067.53	6.65%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	4,384.93	9.80%
	Class B	ITC Metro Area Ambulance Todd K. Porter 4604 Borden Harbor Dr Se Mandan, MD	3,355.38	7.50%
	Class B	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	2,922.90	6.53%
	Class B	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	2,509.46	5.61%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	67,684.53	13.77%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	46,916.49	9.55%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	301,950.59	30.16%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	263,768.01	26.35%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	208,314.23	20.81%
	Class Y	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	104,818.92	10.47%
	Class R5	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	81.24	100.00%
	Class R6	Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St Ne Ste 1800 Atlanta, GA 30309-2499	1,022.50	99.08%
AIM Investment Securities Funds (Invesco Investment Securities Funds)
Invesco Corporate Bond Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	54,961,768.71	41.69%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	18,806,897.91	14.27%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	501,111.94	28.10%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	379,320.22	21.27%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	105,014.07	5.89%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	97,374.36	5.46%
	Class B	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	92,713.20	5.20%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	3,888,887.62	32.55%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	1,306,725.51	10.95%
	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	718,340.39	6.02%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	640,272.22	5.36%
	Class R	CBNA Cust FBO Fringe Benefits Designs Retirement 6 Rhoads Dr Ste 7 Utica, NY 13502-6317	236,489.56	25.10%
	Class R	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	99,850.40	10.68%
	Class R	State Street Bank & Trust Co FBO ADP/MSDW Alliance 1 Lincoln St Boston, MA 02111-2900	75,652.55	8.03%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	11,602,024.92	68.28%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd 9th Fl Jersey City, NJ 07310-2055	1,174,085.59	6.91%
	Class Y	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	1,004,782.14	5.91%
	Class R5	John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood, MA 02090-2324	272,345.70	41.14%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	253,462.80	38.28%
	Class R5	Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	66,954.21	10.11%
	Class R5	Taynik & Co c/o State Street Bank & Trust 1200 Crown Colony Dr Quincy, MA 02169-0938	66,191.07	10.00%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R6	Invesco Income Allocation Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	2,838,385.86	76.31%
	Class R6	Voya Ret Ins & Annuity Co One Orange Way B3n Windsor, CT 06095-4773	878,955.91	23.63%
Invesco Global Real Estate Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	5,974,806.25	31.68%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	4,128,156.24	21.89%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	11,771.03	13.53%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	11,008.27	12.65%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	10,782.50	12.39%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	6,398.61	7.35%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	436,979.97	15.70%
	Class C	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	320,258.69	11.51%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	305,186.63	10.96%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	277,861.92	9.98%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	170,760.77	6.14%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	168,258.71	6.05%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	145,304.60	5.22%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	143,210.75	5.15%
	Class R	Maureen K Wolfson TTEE Equitable Life For Separate Acct On Behalf Of Various 401k Expeditor Ken Butka-Equitable Secaucus, NJ 07094-3607	275,968.60	18.02%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	136,253.66	8.90%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	60,187,776.72	68.45%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	18,445,717.70	20.98%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	6,728,196.98	30.21%
	Class R5	MB Financial—Trustee MB Financial Bank NA Trust Operations Department 8th Floor 6111 North River Rd Rosemont, IL 60018-5158	3,883,197.02	17.44%
	Class R5	Michigan Education Special Service Service Association 1475 Kendale Blvd East Lansing, MI 48823-2011	1,597,667.96	7.17%
	Class R5	John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood, MA 02090-2324	1,430,397.63	6.42%
	Class R5	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	1,322,157.78	5.94%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	2,873,017.87	45.26%
	Class R6	Maxim Series Fund Inc 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	1,993,154.27	31.40%
	Class R6	Northern Trust Co Cust FBO Acco Brands P.O. Box 92956 Chicago, IL 60675-2956	714,746.82	11.26%
Invesco Government Money Market Fund	Class AX	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	26,206,605.64	24.10%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	1,682,645.75	16.11%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	773,455.23	7.41%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	543,551.79	5.21%
	Class BX	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	323,353.97	33.08%
	Class BX	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	90,961.01	9.31%
	Class BX	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	54,815.14	5.61%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	4,557,799.24	5.08%
	Class CX	First Clearing LLC Special Custody Acct For The 2801 Market St Saint Louis, MO 63103-2523	343,736.38	6.26%
	Class CX	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd 9th Fl Jersey City, NJ 07310-2055	317,840.28	5.79%
	Class CX	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	275,476.78	5.02%
	Cash Reserve Shares	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	183,314,074.24	21.44%
	Cash Reserve Shares	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	67,847,610.59	7.94%
	Cash Reserve Shares	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	65,584,286.11	7.67%
	Class R	Ascensus Trust Company FBO Asani Solutions 401(K) Plan P.O. Box 10758 Fargo, ND 58106-0758	1,869,192.22	5.32%
	Class Y	Robert H Graham and Laurel W Graham Houston, TX	6,869,220.93	27.01%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	2,530,249.33	9.95%
	Class Y	Srg Calanus LTD Limited Partnership P.O. Box 1063 Houston, TX 77251-1063	1,905,035.28	7.49%
	Class Y	Hr-10 Profit Sharing PSP FBO Mitchell J Alter Columbus, OH 43215-7628	1,370,407.00	5.39%
Invesco High Yield Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	49,557,446.47	25.82%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	11,858,098.06	6.18%
	Class A	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	11,642,122.57	6.06%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	11,636,944.73	6.06%
	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	10,562,167.09	5.50%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	278,038.40	15.85%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	252,179.14	14.39%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	190,192.66	10.85%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	133,361.09	7.61%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	131,365.58	7.50%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	4,625,848.44	18.09%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	2,495,159.43	9.76%
	Class C	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	1,965,089.77	7.69%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	1,753,618.99	6.86%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,358,348.65	5.31%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	5,114,250.90	15.56%
	Class Y	TD Ameritrade Inc FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	4,619,884.74	14.05%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	4,238,818.95	12.89%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	3,536,417.30	10.76%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	2,744,946.90	8.35%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 97419 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	2,708,352.69	8.24%
	Class Y	Charles Schwab & Co Inc Special Custody FBO Customers (Sim) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	2,000,070.80	6.08%
	Investor Class	Charles Schwab & Co Inc Special Custody FBO Customers (Sim) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	3,114,401.22	12.34%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Investor Class	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	2,407,742.43	9.54%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	11,326,423.21	54.04%
	Class R5	VRSCO FBO AIGFSB Custodian Trustee FBO Ret Plans 2929 Allen Parkway A6-20 Houston, TX 77019-7117	4,245,410.73	20.26%
	Class R5	Nationwide Trust Company Fsb c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	2,329,710.11	11.12%
	Class R5	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	1,058,913.15	5.05%
	Class R6	Invesco Income Allocation Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	8,831,145.19	24.23%
	Class R6	Invesco Moderate Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	6,583,897.01	18.07%
	Class R6	Invesco Global Target Returns Fund 11 Greenway Plaza Fl 16 Houston, TX 77046-1100	6,425,332.60	17.63%
	Class R6	Invesco Conservative Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	4,876,992.03	13.38%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	3,010,626.53	8.26%
	Class R6	Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	2,911,558.90	7.99%
Invesco Real Estate Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	4,406,655.29	10.52%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	3,344,592.43	7.98%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	2,904,209.03	6.93%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	2,569,930.09	6.13%
	Class A	Hartford Life Insurance Co Separate Account 401k Attn: UIT Operation P.O. Box 2999 Hartford, CT 06104-2999	2,518,966.07	6.01%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	2,308,148.50	5.51%
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	2,221,710.20	5.30%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	26,627.33	13.12%
	Class B	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	24,382.56	12.01%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	13,859.38	6.83%
	Class B	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	11,572.65	5.70%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	10,595.13	5.22%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	722,108.68	13.56%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	542,664.47	10.19%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	531,467.88	9.98%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	485,011.56	9.11%
	Class C	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	472,101.35	8.86%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	324,140.68	6.09%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	321,371.74	6.03%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	291,547.59	5.47%
	Class R	Hartford Life Insurance Co Separate Account 401k Attn: UIT Operation P.O. Box 2999 Hartford, CT 06104-2999	2,020,196.62	44.14%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	409,678.62	8.95%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	1,829,682.46	21.08%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	929,564.08	10.71%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	820,616.14	9.45%
	Class Y	Charles Schwab & Co Inc Special Custody FBO Customers (Sim) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	616,767.98	7.10%
	Class Y	John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood, MA 02090-2324	607,391.90	7.00%
	Class Y	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	462,802.26	5.33%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	455,367.61	5.25%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	449,580.45	5.18%
	Investor Class	Charles Schwab & Co Inc Special Custody FBO Customers (Sim) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	328,854.66	17.65%
	Investor Class	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	284,238.19	15.25%
	Investor Class	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	100,326.86	5.38%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	5,917,375.76	34.03%
	Class R5	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	1,696,165.65	9.76%
	Class R5	Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	966,705.83	5.56%
	Class R5	John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood, MA 02090-2324	888,328.41	5.11%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	1,108,167.87	22.69%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R6	Great-West Trust Company LLC TTEE F. Kerry Inc Savings Plan 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	483,791.46	9.91%
	Class R6	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	422,323.70	8.65%
	Class R6	Reliance Trust Co Cust FBO Massmutual Omnibus Pll/Smf P.O. Box 48529 Atlanta, GA 30362-1529	386,517.48	7.92%
	Class R6	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	329,292.99	6.74%
	Class R6	Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	283,952.52	5.82%
	Class R6	Taynik & Co c/o State Street Bank & Trust 1200 Crown Colony Dr Quincy, MA 02169-0938	257,216.68	5.27%
Invesco Short Duration Inflation Protected Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	954,830.06	30.41%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	348,188.16	11.09%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	222,483.76	7.08%
	Class A	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	160,958.90	5.13%
	Class A2	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	228,285.33	10.28%
	Class A2	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	213,041.67	9.60%
	Class A2	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	203,406.32	9.16%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	147,327.40	20.50%
	Class Y	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	101,235.83	14.09%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	96,248.17	13.39%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	73,812.52	10.27%
	Class Y	Barrett K Sides Houston, TX	60,214.36	8.38%
	Class Y	Fifth Third Bank TTEE FBO Fresh Mark Inc Salaried EE PPLA 5001 Kingsley Dr Dept 3385 Cincinnati, OH 45227-1114	38,180.00	5.31%
	Class R5	SEI Private Trustco c/o Frost National Bank Attn: Mutual Funds 1 Freedom Valley Dr Oaks, PA 19456-9989	42,143.42	60.24%
	Class R5	City Of Springfield Trustee FBO City Of Springfield c/o Great West Recordkeeper 8515 E Orchard Rd # 2T2 Engelwood, CO 80111-5002	15,855.54	22.66%
	Class R5	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	4,819.45	6.89%
	Class R6	MAC & Co Mutual Fund Operations 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230-3198	64,341,948.30	94.92%
Invesco Short Term Bond Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	27,987,853.72	57.69%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	28,832,522.39	53.04%
	Class C	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	5,163,181.33	9.50%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	3,252,386.27	5.98%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	2,783,946.09	5.12%
	Class R	Voya Ret Ins & Annuity Co One Orange Way B3n Windsor, CT 06095-4773	82,028.94	17.28%
	Class R	State Street Bank & Trust Co FBO ADP/MSDWAlliance 1 Lincoln St Boston, MA 02111-2900	50,590.98	10.66%
	Class R	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	45,378.74	9.56%
	Class R	Ascensus Trust Company Spark Electric Service Inc PS Plan P.O. Box 10655 Fargo, ND 58106-0655	31,065.99	6.54%
	Class Y	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	3,455,099.95	29.85%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	2,339,772.38	20.21%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	1,336,816.34	1.55%
	Class Y	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	263,258.02	10.91%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	619,416.93	5.35%
	Class R5	J Dwyre/D Charest/ M Iannuccilli/R D’antuono/ R Mulligan TTEEs Plasterers & Cement Masons Local 40 DTD 09/21/2004 200 Midway Rd Ste 177 Cranston, RI 02920-5750	132,242.54	94.26%
	Class R6	MAC & Co Mutual Fund Operations 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230-3198	50,570,370.33	87.11%
Invesco U.S. Government Fund	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	8,707,960.01	12.82%
	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	8,494,568.08	12.51%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	215,317.96	28.01%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	43,254.26	5.63%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,036,080.49	19.57%
	Class C	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	387,452.68	7.32%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	297,535.94	5.62%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	283,038.03	5.35%
	Class R	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	72,422.88	9.61%
	Class R	Beecroft LLC Charles Beecroft 2704 E Gemini St Gilbert, AZ 85234-3903	49,947.95	6.62%
	Class R	DCGT Trustee & Or Custodian FBO Plic Various Retirement Plans Omnibus Attn: Npio Trade Desk 711 High St Des Moines, IA 50392-0001	43,111.66	5.72%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	Reliance Trust Company FBO Chapter 13 P.O. Box 48529 Atlanta, GA 30362-1529	41,703.32	5.53%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	331,571.94	27.23%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	179,439.62	14.73%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	116,267.27	9.55%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	100,623.86	8.26%
	Class Y	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	84,678.79	6.95%
	Class Y	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	76,296.41	6.26%
	Investor Class	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	1,880,273.88	44.69%
	Class R5	Great-West Trust Company LLC TTEE FBO Employee Benefits Clients 401k Omniortr 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	164,844.78	57.04%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	73,309.11	25.37%
	Class R5	Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	41,332.56	14.30%
AIM Sector Funds (Invesco Sector Funds)
Invesco American Value Fund	Class A	Edward D. Jones & Co. For The Benefit Of Customers 12555 Man Saint Louis, MO 63131-3729	12,955,166.17	43.26%
	Class A	BNY Mellon Investment Servicing Inc. FBO Primerica Financial Services 760 Moore Rd. King Of Prussia, PA 19406-1212	2,455,868.20	8.20%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	1,515,209.08	5.06%
	Class B	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	79,699.60	24.08%
	Class B	BNY Mellon Investment Servicing Inc. FBO Primerica Financial Services 760 Moore Rd. King Of Prussia, PA 19406-1212	70,357.09	21.26%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	18,013.44	5.44%
	Class C	Edward D Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	606,165.48	18.33%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	350,184.19	10.59%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1102	279,005.18	8.44%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	229,475.42	6.94%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	214,937.18	6.50%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Fl Jacksonville, FL 32246-6484	208,660.76	6.31%
	Class R	Great West Life & Annuity Future FD c/o Fascore LLC 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	229,213.15	15.45%
	Class R	Hartford Life Insurance Co. Separate Account 401k Attn: UIT Operation P.O. Box 2999 Hartford, CT 06104-2999	220,206.42	14.84%
	Class R	DCGT Trustee & Or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High St. Des Moines, IA 50392-0001	176,777.59	11.91%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	81,502.93	5.49%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	2,643,269.35	27.41%
	Class Y	Reliance Trust Co. Cust FBO Massmutual Omnibus PLL/SMF P.O. Box 48529 Atlanta, GA 30362-1529	1,145,939.96	11.88%
	Class Y	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	851,211.61	8.83%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	767,242.02	7.96%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	593,628.19	6.16%
	Class Y	Charles Schwab & Co. Inc. Special Custody FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	527,406.72	5.47%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	1,195,509.11	37.23%
	Class R5	Voya Institutional Trust Co. 1 Orange Way # B3N Windsor, CT 06095-4773	660,247.05	20.56%
	Class R5	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	378,683.14	11.79%
	Class R5	Charles Schwab & Co. Inc. Special Custody Account For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	205,772.80	6.41%
	Class R5	Great-West Trust Company LLC Trust/ Retirement Plans Omnibsg 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	181,819.46	5.66%
	Class R6	Voya Ret Ins & Annuity Co One Orange Way B3N Windsor, CT 06095-4773	1,358,285.02	30.63%
	Class R6	MAC & Co Attn: Mutual Fund Ops P.O. Box 3198 500 Grant St. Pittsburgh, PA 15230-3198	1,028,407.51	23.19%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl. 5 Jersey City, NJ 07310-2010	768,225.02	17.32%
	Class R6	Great-West Trustco LLC TTEE F Recordkeeping Large Benefit Pl. 8525 E. Orchard Rd. Greenwood Village, CO 80111-5002	453,484.05	10.23%
	Class R6	John Hancock Trust Company LLC 690 Canton St., Ste. 100 Westwood MA 02090-2324	241,994.76	5.46%
Invesco Comstock Fund	Class A	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	73,348,995.92	26.55%
	Class A	BNY Mellon Investment Servicing Inc. FBO Primerica Financial Services 760 Moore Rd. King Of Prussia, PA 19406-1212	26,165,155.83	9.47%
	Class B	BNY Mellon Investment Servicing Inc. FBO Primerica Financial Services 760 Moore Rd. King Of Prussia, PA 19406-1212	1,016,253.44	41.70%
	Class B	Edward D Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	401,092.67	16.46%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	3,945,801.67	18.03%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 97P53 4800 Deer Lake Dr. E 2nd Fl. Jacksonville, FL 32246-6484	2,815,894.37	12.87%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	1,978,264.25	9.04%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	1,967,397.17	8.99%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,813,318.14	8.29%
	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	1,451,639.69	6.63%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. 9th Fl. Jersey City, NJ 07310-2055	1,102,593.00	5.04%
	Class R	Hartford Life Insurance Co. Separate Account 401k Attn: UIT Operation P.O. Box 2999 Hartford, CT 06104-2999	2,842,708.06	19.87%
	Class R	State Street Bank And Trust As Cust FBO ADP Access Product 1 Lincoln Stotech Ctr. Fl. 6 Boston, MA 02111	2,288,878.31	16.00%
	Class R	DCGT Trustee & Or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High St. Des Moines, IA 50392-0001	1,554,414.12	10.87%
	Class R	Massachusetts Mutual Life Ins Co. MIP M200-Invst 1295 State St. Springfield, MA 01111-0001	1,042,911.67	7.29%
	Class R	Great-West Life & Annuity Insurance Company c/o Fascorp 8515 Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	811,775.03	5.67%
	Class Y	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	62,368,093.88	48.28%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl. 12 New York, NY 10004-1901	12,146,097.52	9.40%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	11,159,022.87	8.64%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd. Fl 5 Jersey City, NJ 07310-2010	6,825,789.50	5.28%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd. Fl. 5 Jersey City, NJ 07310-2010	9,267,748.06	27.64%
	Class R5	Minnesota Life Insurance Co. 400 Robert St. N Ste. A Saint Paul, MN 55101-2099	5,180,477.77	15.45%
	Class R5	Charles Schwab & Co. Inc. Special Custody Account For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	4,574,470.69	13.64%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R5	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd. Charlotte, NC 28288-1076	4,408,278.60	13.15%
	Class R5	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	4,408,278.60	6.99%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	11,085,499.05	38.76%
	Class R6	Invesco Growth Allocation Fund Omnibus Account Mutual Funds c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	2,653,716.6	9.28%
	Class R6	Great-West Trust Company LLC TTEE FBO Employee Benefits Clients 401K Omniortr 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	1,876,961.97	6.56%
	Class R6	Invesco Moderate Allocation Fund Omnibus Account c/o Invesco Advisers 11 Greenway Plz Ste 2500 Houston, TX 77046-1188	1,543,816.36	5.40%
Invesco Dividend Income Fund	Class A	National Financial Services LLC FEBO Customers Mutual Fund 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	12,830,392.63	23.23%
	Class A	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	8,739,351.41	15.82%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	6,164,729.66	11.16%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	3,305,953.95	5.98%
	Class B	BNY Mellon Investment Servicing Inc. FBO Primerica Financial Services 760 Moore Rd. King Of Prussia, PA 19406-1212	35,306.03	14.13%
	Class B	Edward D. Jones & Co For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	18,915.93	7.57%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	18,346.08	7.34%
	Class B	Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	16,496.06	6.60%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,355,290.44	11.56%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	1,263,933.75	10.78%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,223,628.29	10.44%
	Class C	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	1,134,245.08	9.68%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	Edward D. Jones & Co For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	1,056,796.29	9.02%
	Class C	Merrill Lynch 800 Deer Lake Dr. E Saint Louis, MO 63131-3729	874,207.57	7.46%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	690,821.35	5.89%
	Class C	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	664,723.93	5.67%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd. Fl 5 Fl 4 Jersey City, NJ 07310-2010	637,541.30	5.44%
	Class C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	601,262.72	5.13%
	Class Y	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	4,567,725.84	18.89%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	2,896,580.41	11.98%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	2,431,264.28	10.05%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,422,406.69	10.02%
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 707 Executive Dr. San Diego, CA 92121-3091	2,323,799.94	9.61%
	Class Y	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1102	2,158,835.24	8.93%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	1,900,112.14	7.86%
	Investor Class	Charles Schwab & Co. Inc. Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	978,541.00	23.83%
	Investor Class	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd. Fl. 5 Jersey City, NJ 07310-2010	558,157.14	13.59%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	44,508.50	62.08%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R5	Great-West Trust Company LLC TTEE FBO Employee Benefits Clients 401K Omniortr 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	14,477.98	20.20%
	Class R5	Matrix Trustco Cust FBO K Alex Poole Ii Dmd Denver, CO	12,018.28	16.76%
	Class R6	Invesco Income Allocation Fund Omnibus Account c/o Invesco Advisers 11 E. Greenway Plz Ste 2500 Houston, TX 77046-1188	3,285,268.62	92.09%
Invesco Energy Fund	Class A	Edward D. Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	5,864,966.46	31.35%
	Class A	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	1,467,363.07	7.84%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,409,313.44	7.53%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	34,939.84	13.63%
	Class B	BNY Mellon Investment Servicing Inc. FBO Primerica Financial Services 760 Moore Rd. King Of Prussia, PA 19406-1212	26,765.26	10.44%
	Class B	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	23,278.09	9.08%
	Class B	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	21,434.36	8.36%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd. Fl 5 Fl 4 Jersey City, NJ 07310-2010	20,225.85	7.89%
	Class B	American Enterprise Investment Svc. 707 2nd Ave S Minneapolis, MN 55402-2405	14,692.52	5.73%
	Class C	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	2,263,177.52	35.53%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	673,802.15	10.58%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	542,824.11	8.52%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	416,437.94	6.54%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	316,267.87	17.85%
	Class Y	Merrill Lynch 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	255,194.85	14.40%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	200,270.13	11.30%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl. 9 Jersey City, NJ 07310-2055	199,768.62	11.27%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	180,990.07	10.21%
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	95,633.21	5.40%
	Class Y	Invesco Group Services Inc. 1555 Peachtree St. NE Atlanta, GA 30309-2460	91,297.18	5.15%
	Investor Class	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl. 5 Jersey City, NJ 07310-2010	934,973.06	13.04%
	Investor Class	Great-West Trust Company LLC TTEE FBO Employee Benefits Clients 401k Omniortr 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	784,199.00	10.94%
	Investor Class	Charles Schwab & Co. Inc. Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	764,561.10	10.66%
	Investor Class	Great West Life 8515 E Orchard Rd # 2T2 Englewood, CO 80111-5002	506,671.03	7.07%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	418,044.76	53.56%
	Class R5	Nationwide Trust Company FSB Nominee c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	86,951.28	11.14%
	Class R5	Great-West Trust Company LLC TTEE FBO Employee Benefits Clients 401k Omniortr 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	58,439.25	7.49%
	Class R5	Counsel Trust DBA MATC FBO Tradition America Holdings Inc. 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	52,809.37	6.77%
	Class R5	Charles Schwab & Co. Inc. Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	50,141.70	6.42%
Invesco Gold & Precious Metals Fund	Class A	BNY Mellon Investment Servicing Inc. FBO Primerica Financial Services 760 Moore Rd. King Of Prussia, PA 19406-1212	5,377,342.98	15.42%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	2,612,979.14	7.49%
	Class A	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	2,318,314.02	6.65%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl. 5, Fl. 4 Jersey City, NJ 07310-2010	2,030,286.83	5.82%
	Class A	UMB Bank NA—Custodian Security Financial Resources 1 SW Security Benefit Pl Topeka, KS 66636-1000	1,842,885.08	5.28%
	Class A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,776,511.66	5.09%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	115,631.85	16.47%
	Class B	BNY Mellon Investment Servicing Inc. FBO Primerica Financial Services 760 Moore Rd. King Of Prussia, PA 19406-1212	112,634.09	16.04%
	Class B	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	89,357.43	12.72%
	Class B	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl. 5 Fl. 4 Jersey City, NJ 07310-2010	40,787.87	5.81%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,300,214.05	17.45%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl. 5 Fl. 4 Jersey City, NJ 07310-2010	607,674.18	8.16%
	Class C	Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	531,281.72	7.13%
	Class C	Merrill Lynch Security 4800 Deer Lake Dr. E. Jacksonville, FL 32246-648	500,524.1	6.72%
	Class C	Edward D Jones & Co. for The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	495,312.01	6.65%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	472,059.49	6.34%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl. 12 New York, NY 10004-1901	451,565.64	6.06%
	Class C	American Enterprise Investment Svc 707 2nd Ave S. Minneapolis, MN 55402-2405	425,964.62	5.72%
	Class Y	First Clearing, LLC5 Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,286,504.27	22.97%
	Class Y	Merrill Lynch Security 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	941,121.30	9.45%
	Class Y	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	804,094.72	8.08%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Fl. 9 Jersey City, NJ 07310-2055	757,438.69	7.61%
	Class Y	Charles Schwab & Co Inc. Special Custody FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	684,854.94	6.88%
	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	638,196.75	6.41%
	Investor Class	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd. Fl. 5 Fl. 4 Jersey City, NJ 07310-2010	4,916,907.34	27.53%
	Investor Class	Charles Schwab & Co Inc. Special Custody FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	2,321,435.21	13.00%
Invesco Mid Cap Growth Fund	Class A	BNY Mellon Investment Servicing Inc. FBO Primerica Financial Services 760 Moore Rd. King Of Prussia, PA 19406-1212	8,441,372.57	13.55%
	Class A	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	6,973,689.95	11.19%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd. Fl. 5 Fl. 4 Jersey City, NJ 07310-2010	3,445,133.54	5.53%
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	3,326,097.52	5.34%
	Class B	BNY Mellon Investment Servicing Inc. FBO Primerica Financial Services 760 Moore Rd. King Of Prussia, PA 19406-1212	530,544.35	45.22%.
	Class B	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	60,389.48	5.15%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	507,654.23	9.67%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	414,070.70	7.89%
	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	407,515.85	7.76%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	404,653.48	7.71%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	320,120.67	6.10%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	281,223.74	5.36%
	Class R	Hartford Life Insurance Co. Separate Account 401K Attn: UIT Operation P.O. Box 2999 Hartford, CT 06104-2999	161,288.04	19.76%
	Class R	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	70,135.46	8.59%
	Class R	DCGT Trustee & Or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High St. Des Moines, IA 50392-0001	49,892.83	6.11%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	394,017.96	16.47%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	322,122.98	13.46%
	Class Y	Edward D. Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	176,439.35	7.37%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd 9th Fl. Jersey City, NJ 07310-2055	168,229.75	7.03%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl. 5 Jersey City, NJ 07310-2010	150,861.06	6.30%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	139,270.85	5.82%
	Class R5	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28262-8522	961,485.94	37.35%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl. 5 Jersey City, NJ 07310-2010	574,200.61	22.31%
	Class R5	VRSCO FBO AIG FSB Custodian Trustee FBO Ret Plans Allen Parkway Houston, TX 77019-7117	381,230.64	14.81%
	Class R6	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl. 5 Jersey City, NJ 07310-2010	973,975.14	71.19%
	Class R6	Vanguard Fiduciary Trust Company AIM Funds DTD 03/16/2000 Attn: Outside Funds P.O. Box 2900 K14 Valley Forge, PA 19482-2900	261,335.43	19.10%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R6	Trustco Of Knoxville 4823 Old Kingston Pike Ste. 100 Knoxville, TN 37919-6499	80,854.63	5.91%
Invesco Small Cap Value Fund	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl. 12 New York, NY 10004-1901	7,530,355.67	10.86%
	Class A	American Enterprise Inv. Svc 707 2nd Ave S Minneapolis, MN 55402-2405	6,598,690.90	9.52%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	4,847,364.85	6.99%
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Fl. Jacksonville, FL 32246-6484	4,101,025.27	5.92%
	Class A	Charles Schwab & Co Inc. Onesource Omnibus Exclusive Benefit Of Its Customers 101 Montgomery St. San Francisco, CA 94104-4151	4,064,885.54	5.86%
	Class B	BNY Mellon Investment Servicing Inc. FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	165,033.71	23.88%
	Class B	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	88,380.34	12.79%
	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	60,291.36	8.72%
	Class B	American Enterprise Inv. Svc 707 2nd Ave S Minneapolis, MN 55402-2405	57,337.53	8.30%
	Class B	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Fl. Jacksonville, FL 32246-6484	56,612.28	8.19%
	Class B	Charles Schwab & Co Inc. Special Custody Acct. FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	42,225.22	6.11%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl. 12 New York, NY 10004-1901	1,646,662.35	22.35%
	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	871,090.67	11.83%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	781,831.98	10.61%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl. Jacksonville, FL 32246-6484	759,137.61	10.31%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	645,314.76	8.76%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl. 5 Fl. 4 Jersey City, NJ 07310-2010	556,047.93	7.55%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl. 12 New York, NY 10004-1901	17,665,911.61	24.73%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl. 5 Jersey City, NJ 07310-2010	12,678,683.20	17.75%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. 9th Fl. Jersey City, NJ 07310-2055	3,583,209.58	5.02%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	3,575,700.16	5.01%
Invesco Technology Fund	Class A	BNY Mellon Investment Servicing Inc. FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	864,184.65	11.16%
	Class A	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	445,882.81	5.76%
	Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	420,802.11	5.44%
	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl. 12 New York, NY 10004-1901	419,435.82	5.42%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	397,081.89	5.13%
	Class B	BNY Mellon Investment Servicing Inc. FBO Primerica Financial Services 760 Moore Rd. King Of Prussia, PA 19406-1212	45,948.90	31.60%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl. 12 New York, NY 10004-1901	101,533.10	11.32%
	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	75,655.25	8.44%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	55,992.90	6.24%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	41,467.20	14.92%
	Class Y	Merrill Lynch Security 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	38,456.83	13.84%
	Class Y	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	30,478.16	10.97%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl. 9 Jersey City, NJ 07310-2055	30,000.04	10.79%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	PIMS/Prudential Ret Plan Nominee Trustee Custodian 766 Sheet Metal Workers Local 25 440 Barell Ave. Carlstadt, NJ 07072-2889	25,022.39	9.00%
	Class Y	Invesco Group Services Inc. 1555 Peachtree St NE Atlanta, GA 30309-2460	14,036.77	5.05%
	Investor Class	Charles Schwab & Co Inc. Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	1,626,621.25	16.84%
	Investor Class	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl. 5 Jersey City, NJ 07310-2010	585,851.54	6.07%
	Class R5	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl. 5 Jersey City, NJ 07310-2010	1,300.99	44.68%
	Class R5	Charles Schwab & Co Inc. Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	669.97	23.01%
	Class R5	TD Ameritrade Trustco P.O. Box 17748 Denver, CO 80217-0748	385.87	13.25%
	Class R5	Invesco Advisers Inc. Attn: Corporate Controller 1555 Peachtree St. NE Ste. 1800 Atlanta, GA 30309-2499	320.67	11.01%
	Class R5	Reliance Trust Co FBO First Chatsworth P.O. Box 48529 Atlanta, GA 30362-1529	234.26	8.05%
Invesco Technology Sector Fund	Class A	Morgan Stanley Smith Barney 1 New York Plz Fl. 12 New York, NY 10004-1901	2,771,280.23	65.56%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	238,131.93	5.63%
	Class B	Morgan Stanley Smith Barney 1 New York Plz Fl. 12 New York, NY 10004-1901	16,639.23	54.83%
	Class B	Merryll Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	3,010.32	9.92%
	Class B	Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	1,892.50	6.24%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl. 12 New York, NY 10004-1901	314,324.17	66.41%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	30,679.60	6.48%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl. 12 New York, NY 10004-1901	41,679.06	48.27%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	American Enterprise Investment Svc. 707 2nd Ave S Minneapolis, MN 55402-2405	22,385.24	25.92%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl. 9 Jersey City, NJ 07310-2055	10,318.16	11.95%
	Class Y	Merryll Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	4,639.98	5.37%
Invesco Value Opportunities Fund	Class A	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl. 5 Fl. 4 Jersey City, NJ 07310-2010	4,397,151.93	8.84%
	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	4,141,822.01	8.33%
	Class A	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	3,541,379.97	7.12%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,866,232.06	5.76%
	Class B	Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	67,651.07	5.88%
	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	67,333.96	5.85%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 97238 4800 Deer Lake Dr. E 2nd Fl. Jacksonville, FL 32246-6484	726,682.33	11.35%
	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	462,881.92	7.23%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	462,043.43	7.22%
	Class C	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl. 5 Fl. 4 Jersey City, NJ 07310-2010	448,017.00	7.00%
	Class C	Morgan Stanley Smith Barney 1 New York Plz Fl. 12 New York, NY 10004-1901	385,619.83	6.02%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd 9th Fl. Jersey City, NJ 07310-2055	324,089.00	5.06%
	Class R	Hartford Life Insurance Co. Separate Account 401k P.O. Box 2999 Hartford, CT 06104-2999	222,035.51	16.81%
	Class R	Voya Ret Ins & Annuity Co. One Orange Way B3N Windsor, CT 06095-4773	165,112.94	12.50%
	Class R	Morgan Stanley Smith Barney 1 New York Plz Fl. 12 New York, NY 10004-1901	85,812.76	6.50%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl. 9 Jersey City, NJ 07310-2055	385,755.45	19.71%
	Class Y	CFP Holdings LTD Partnership Attn: Gary Crum 11 E Greenway Plz Ste. 1919 Houston, TX 77046-1103	232,401.51	11.87%
	Class Y	Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	230,787.63	11.79%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	183,208.33	9.36%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E 2nd Fl. Jacksonville, FL 32246-6484	142,071.42	7.26%
	Class Y	Robert C Coleman And Lisa D Coleman Houston, TX	106,215.67	5.43%
	Class Y	Morgan Stanley Smith Barney 1 New York Plz Fl. 12 New York, NY 10004-1901	104,394.28	5.33%
	Class R5	Taynik & Co. c/o State Street Bank & Trust 1200 Crown Colony Dr. Quincy, MA 02169-0938	121,742.94	74.80%
	Class R5	Charles Schwab & Co Inc. Special Custody Account For The Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	20,385.32	12.52%
	Class R5	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl. 5 Jersey City, NJ 07310-2010	20,215.90	12.42%
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
Invesco High Yield Municipal Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	210,390,542.33	44.41%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St. Louis, MO 63103-2523	47,441,831.34	10.01%
	Class A	American Enterprise Inv Svc 707 2nd Ave S Minneapolis, MN 55402-2405	27,418,049.96	5.79%
	Class A	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	25,059,343.21	5.29%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	1,902,804.52	41.17%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St. Louis, MO 63103-2523	623,188.24	13.48%
	Class B	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	312,331.89	6.76%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	280,581.42	6.07%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	273,441.24	5.92%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	26,781,107.14	23.08%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St. Louis, MO 63103-2523	17,359,048.50	14.96%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	13,343,910.99	11.50%
	Class C	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	13,128,214.56	11.31%
	Class C	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1102	9,516,002.70	8.20%
	Class C	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	6,973,207.76	6.01%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	37,251,154.38	19.88%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	31,640,556.02	16.89%
	Class Y	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 10750 Wheat First Drive Ws1165 Glen Allen, VA 23060-9243	26,929,944.28	14.37%
	Class Y	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	25,441,366.52	13.58%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Floor 5 Jersey City, NJ 07310-2010	12,612,332.88	6.73%
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	11,786,550.80	6.29%
	Class Y	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	10,745,450.54	5.73%
	Class R5	First Command Bank Trust Attention: Trust Department P.O. Box 901075 Fort Worth, TX 76101-2075	40,646.95	71.28%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R5	National Financial Services LLC FBO Customers Mutual Funds 499 Washington Blvd Floor 5 Jersey City, NJ 07310-2010	8,135.49	14.27%
	Class R5	Vanguard Brokerage Services P.O. Box 1170 Valley Forge PA 19482-1170	4,063.01	7.13%
	Class R5	E Trade Securities LLC P.O. Box 484 Jersey City, NJ 07303-0484	3,768.59	6.61%
Invesco Intermediate Term Municipal Income Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	41,838,332.59	64.38%
	Class A	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	3,427,188.31	5.27%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	162,678.76	52.80%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St. Louis, MO 63103-2523	61,665.33	20.01%
	Class B	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	18,140.34	5.89%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	17,572,491.96	75.81%
	Class Y	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	5,649,385.32	22.94%
	Class Y	Charles Schwab & Co Inc Special Custody FBO Customers (SIM) Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	3,672,099.53	14.91%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	3,257,960.44	13.23%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St. Louis, MO 63103-2523	2,207,607.00	8.96%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	1,713,264.79	6.96%
	Class Y	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	1,548,617.75	6.29%
	Class Y	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	1,391,974.07	5.65%
Invesco Limited Term Municipal Income Fund	Class A2	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5, Fl 4 Jersey City, NJ 07310-2010	3,149,793.21	36.50%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class A2	Royal Bank Of Canada TTEE Limited TTEE MJH Jersey Tr Ua DTD 08/21/09 2322 Maroneal St Houston, TX 77030-3218	883,422.96	10.22%
	Class A2	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	818,257.58	9.48%
	Class A2	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	483,386.68	5.60%
	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	36,696,106.66	29.68%
	Class A	American Enterprise Investment Svc 2nd Ave S Minneapolis, MN 55402-2405	15,332,407.15	12.40%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St. Louis, MO 63103-2523	11,762,941.50	9.51%
	Class A	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	11,087,746.39	8.97%
	Class A	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Fl 4 Jersey City, NJ 07310-2010	8,346,241.96	6.75%
	Class A	Merrill Lynch Pierce Fenner 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	6,810,542.84	5.51%
	Class A	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	6,756,038.08	5.46%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	30,411,162.07	79.39%
	Class Y	Merryll Lynch Pierce Fenner & Smith FBO The Sole Benefit Of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Floor Jacksonville, FL 32246-6484	16,703,240.12	22.49%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	14,666,688.49	19.75%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St. Louis, MO 63103-2523	12,119,402.42	16.32%
	Class Y	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	5,265,366.08	7.09%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	4,347,548.31	5.85%
	Class R5	National Financial Services LLC FBO Customers Mutual Funds 499 Washington Blvd Floor 5 Jersey City, NJ 07310-2010	1,409,340.20	86.52%
	Class R5	SEI Private Trustco FBO Compass Bank Attn: Mutual Funds Admin One Freedom Valley Drive Oaks, PA 19456-9989	167,598.62	10.29%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
Invesco Municipal Income Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	66,883,238.20	44.65%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St. Louis, MO 63103-2523	11,350,027.75	7.58%
	Class A	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	10,633,540.07	7.10%
	Class B	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	210,550.66	35.39%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St. Louis, MO 63103-2523	82,895.33	13.93%
	Class B	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	48,629.51	8.17%
	Class B	National Financial Services LLC FBO Customers Mutual Funds 499 Washington Blvd Floor 5 Floor 4 Jersey City, NJ 07310-2010	45,029.74	7.57%
	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	36,420.39	6.12%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	30,509.16	5.13%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	13,088,473.90	63.61%
	Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St. Louis, MO 63103-2523	1,301,934.97	6.33%
	Class C	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	1,212,521.90	5.89%
	Class Y	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	17,046,626.33	40.83%
	Class Y	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	5,080,812.74	12.17%
	Class Y	Merryll Lynch Pierce Fenner & Smith Attn: Fund Administration 97419 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	5,011,254.78	12.00%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	4,113,471.76	9.85%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	2,637,547.41	6.32%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Investor Class	National Financial Services LLC FBO Customers Mutual Funds 499 Washington Blvd Floor 5 Jersey City, NJ 07310-2010	486,112.13	5.78%
Invesco New York Tax Free Income Fund	Class A	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	2,082,855.43	24.35%
	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	965,732.33	11.29%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St. Louis, MO 63103-2523	878,207.93	10.27%
	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	734,100.00	8.58%
	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	510,283.73	5.97%
	Class A	JP Morgan Securities LLC For The Exclusive Benefit Of Our Customers 4 Chase Metrotech Ctr Brooklyn, NY 11245-0001	500,701.47	5.85%
	Class A	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit of Its Customers Attn: Fund Administration 97f25 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	434,583.12	5.08%
	Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St. Louis, MO 63103-2523	22,224.15	26.70%
	Class B	National Financial Services LLC FBO Customers Mutual Funds 499 Washington Blvd Floor 5 Floor 4 Jersey City, NJ 07310-2010	15,488.92	18.61%
	Class B	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia, PA 19406-1212	14,583.88	17.48%
	Class B	MLFP&S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	6,259.65	7.52%
	Class B	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	5,930.90	7.13%
	Class C	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	405,368.74	21.28%
	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	337,010.08	17.69%
	Class C	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	240,579.92	12.63%
	Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	144,411.36	7.58%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class C	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	134,557.15	7.06%
	Class Y	UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	510,371.42	40.53%
	Class Y	Morgan Stanley Smith Barney 1 New York Plaza Fl 12 New York, NY 10004-1901	226,859.10	18.02%
	Class Y	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	142,402.40	11.31%
	Class Y	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	90,514.65	7.19%
	Class Y	Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit of Its Customers Attn: Fund Administration 97419 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	86,700.73	6.89%
	Class Y	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	63,081.42	5.01%
Invesco Tax-Exempt Cash Fund	Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis, MO 63131-3729	7,388,583.63	28.01%
	Class A	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St. Louis, MO 63103-2523	3,191,435.41	12.10%
	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0000	2,740,129.01	10.39%
	Class A	Morgan Stanley Smith Barney 1 New York Plaza Fl 12 New York, NY 10004-1901	2,225,187.21	8.44%
	Class Y	Monica Louise Plangman TTEE Christopher T Crum Gst Trust Houston, TX	1,679,371.39	35.12%
	Class Y	Monica Louise Plangman TTEE Clayton M Crum Gst Trust Houston, TX	494,864.45	10.35%
	Class Y	Gary Crum or Sylvie Crum TTEEs CFP Revocable Trust UA DTD 01/29/2009 Houston, TX	477,051.03	9.98%
	Class Y	Robert Hart Graham 1987 Children’s Trust FBO Spencer Ralph Graham David R Graham TTEE Houston, TX	345,323.20	7.22%
	Class Y	Brian T Nelson & Wisti Nelson TTEEs The Nelson Trust Ua DTD 03/13/2005 Atlanta, Ga 30327-2014	326,402.04	6.83%
	Class Y	Megan M Walsh and James W Walsh Tic Houston, TX	273,537.34	5.72%
	Investor Class	Erik C Stone and Denise B Stone Asheville, NC	322,404.85	5.06%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)
Premier Portfolio	Institutional Class	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	480,932,571.01	69.06%
	Institutional Class	SEI Private Trustco c/o Moody National Bank Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, PA 19456-9989	115,333,936.01	16.56%
	Institutional Class	Texas Capital Bank NA TTEE Custodian Attn: Kitty Ramzy Texas Capital Bank Building Wealth Management and Trust 2000 McKinney Ave Ste 800 Dallas, TX 75201-1985	41,256,744.88	5.92%
	Private Investment Class	Invesco Advisers, Inc. Attn: Corporate Controller 1360 Peachtree St NE Atlanta, GA 30309-3283	10,000.30	100.00%
	Reserve Class	Invesco Advisers, Inc. Attn: Corporate Controller 1360 Peachtree St NE Atlanta, GA 30309-3283	10,000.00	100.00%
	Resource Class	Invesco Advisers, Inc. Attn: Corporate Controller 1360 Peachtree St NE Atlanta, GA 30309-3283	10,001.45	100.00%
	Personal Investment Class	Invesco Advisers, Inc. Attn: Corporate Controller 1360 Peachtree St NE Atlanta, GA 30309-3283	10,000.00	100.00%
Premier Tax-Exempt Portfolio	Institutional Class	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	41,964,048.73	95.28%
Premier U.S. Government Money Portfolio	Institutional Class	Hare & Co 2 Attn: Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057-1382	1,449,887,886.07	24.55%
	Institutional Class	Nabank & Co P.O. Box 2180 Tulsa, OK 74101	988,227,889.32	16.74%
	Institutional Class	Calhoun & Co Comerica Bank 411 West Lafayette Detroit, MI 48226	910,344,949.84	15.42%
	Institutional Class	Morgan Stanley Smith Barney 1 New York Plaza Floor 12 New York, NY 10004-1901	390,038,458.75	6.61%
	Institutional Class	Texas Health Resources 612 E Lamar Blvd Ste 600 Arlington, TX 76011	386,566,120.04	6.55%
Invesco Exchange Fund		Comerica Bank Cust For TTEE Edward S. Mardigan P.O. Box 75000 Detroit, MI 48275-3446	23,867.00	20.87%
		Comerica Bank Agent For Edward and Helen Mardigiain P.O. Box 75000 M/C 3446 Detroit, MI 48275-3446	19,838.00	17.35%
		Gordon E Moore & Betty I Moore Tr FBO Gordon E Moore & Betty I Moore Trust UA DTD 10-9-73 Woodside, CA 94062-4104	11,184.00	9.78%
		Michael Lloyd Dow Tr Estate Planning Trust # 1 DTD 01/31/2001 Charlevoix, MI 49720-9492	7,704.00	6.74%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
Invesco Management Trust
Invesco Conservative Income Fund		SEI Private Trust Co c/o Moody National Bank Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, PA 19456-9989	7,635,411.87	75.98%
		Invesco Advisers Inc Attn: Corporate Controller 1555 Peachtree St NE Ste 1800 Atlanta, GA 30309-2499	1,900,899.00	18.92%
Invesco Securities Trust
Invesco Balanced-Risk Aggressive Allocation Fund		Invesco Balanced-Risk Retirement 2050 Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	2,629,141.69	42.82%
		Invesco Balanced-Risk Retirement 2040 Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	2,520,434.81	41.05%
		Invesco Balanced-Risk Retirement 2030 Fund Omnibus Account c/o Invesco Advisers 11 E Greenway Plz Ste 2500 Houston, TX 77046-1188	990,007.80	16.12%
Short-Term Investments Trust
Government & Agency Portfolio	Cash Management Class	Nabank & Co P.O. Box 2180 Tulsa, OK 74101	23,697,757.22	18.34%
	Cash Management Class	PNC Capital Markets LLC 116 Allegheny Center Mall P8-YB35-02-8 Pittsburgh, PA 15212	16,684,735.03	12.91%
	Cash Management Class	Raymond James & Assoc Inc FBO Loveless Enterprises Lt Mollie J Allen Partner 5847 San Felipe St Ste 2940 Houston, TX 77057-3267	16,629,847.19	12.87%
	Cash Management Class	Tower Life Properties Inc 310 S St Marys Street Suite 500 San Antonio, TX 78205	11,806,425.87	9.14%
	Cash Management Class	Brooks Development Authority Att Tom Salazar 3201 Sidney Brooks San Antonio, TX 78235	9,446,481.44	7.31%
	Corporate Class	JP Morgan Securities LLC JPMS Processing FBO Wells Fargo As Secured Party Of Take-Two Interactive Software Inc Attn: Denise Dilorenzo Siegel 4 Chase Metrotech Center 7th Fl Brooklyn, NY 11245	99,714,504.92	39.32%
	Corporate Class	Wells Fargo Securities Account For The Exclusive Benefit Of Customers Attn: Money Funds Mail Code D1109-010 1525 W WT Harris Blvd Charlotte, NC 28262	94,686,775.48	37.34%
	Corporate Class	JP Morgan Securities LLC JPMS Processing 28521 JPMS IB 352 FBO Qualcomm InCorporate d 4 Chase Metrotech Center 7thfl Brooklyn, NY 11245	51,093,051.44	20.15%
	Institutional Class	State Street Bank as Custodian for Invesco Diversified Dividend Fund Attn: Mkt Port Admin 11 Greenway Plaza Ste 100 Houston,TX 77001	2,040,616,709.09	9.35%
	Institutional Class	Hare & Co 2 Attn: Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057	1,777,773,045.65	8.14%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Institutional Class	Maril & Co FBO Atlantic TrustCo CO BMO Harris Bank N A Attn: ACM 11270 W Park Pl Ste 400 Milwaukee, WI 53224-3638	1,149,696,096.48	5.27%
	Personal Investment Class	Bank of Springfield Government Sweep Investment Attn: Brenda Stroh 3400 Wabash Ave Springfield, IL 62707	7,364,409.37	50.63%
	Personal Investment Class	The Perez Castro Trust UA 103000 David S Thorse TTEE 16607 Blanco Rd Ste 201 San Antonio, TX 78232-1940	3,975,968.22	27.33%
	Personal Investment Class	The Donald Child and Betty C Child Living Trust 359 Club Drive San Antonio, TX	2,000,071.20	13.75%
	Private Investment Class	Tice & Co Attn: Debbie Potempa P.O. Box 1377 Buffalo, NY 14240	97,766,234.99	17.84%
	Private Investment Class	Hare & Co 2 Attn: Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057	97,488,822.97	17.79%
	Private Investment Class	Frost Bank TX Muir & Co c/o Frost P.O. Box 2479 San Antonio, TX 78298-2479	95,271,055.84	17.38%
	Private Investment Class	REHO & CO c/o Manufacturers and Traders Trust Company 1100 Wehrle Dr Williamsville, NY 14221	70,709,917.84	12.90%
	Private Investment Class	Union Bank Tr Nominee FBO Cash Management Sweeps 530 B St Ste 203 San Diego, CA 92101	53,288,352.37	9.72%
	Private Investment Class	Union Bank Tr Nominee FBO Northern Lights Power Income Fund Omnibus 530 B Street Ste 203 San Diego, CA 92101	34,057,434.08	6.21%
	Reserve Class	Pershing LLC For Exclusive Benefit of Brokerage Customers Attn: Cash Management Services 1 Pershing Plaza Jersey City, NJ 07399	274,795,608.48	63.18%
	Reserve Class	Stratevest & Co 215 Main St Brattleboro, VT 05301-2852	102,626,458.99	23.59%
	Reserve Class	Sheriff of Warren County 429 E 10th Ave Bowling Green, KY 42102-0807	44,650,000.00	10.27%
	Resource Class	LQ Management LLC 909 Hidden Ridge Suite 600 Irving, TX 75038	153,117,000.00	34.82%
	Resource Class	McCombs Family Partners LTD A Partnership McCombs Family Partners GP LLC 755 E Mulberry Ave Ste 600 San Antonio, TX 78212-6013	55,784,000.00	12.69%
	Resource Class	Band & Co US Bank 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	50,917,383.09	11.58%
	Resource Class	Nabank & Co P.O. Box 2180 Tulsa, OK 74101	28,032,681.28	6.37%
Liquid Assets Portfolio	Cash Management Class	Morgan Stanley Smith Barney 1 New York Plaza 12th Floor New York, NY 10004	3,496,789.72	33.01%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Cash Management Class	Oppenheimer & Co Inc FBO Terry E Swift Spring, TX 77379-7825	1,102,405.92	10.41%
	Cash Management Class	Oppenheimer & Co Inc FBO Steven Compton Bellville, NY 77418-0229	799,390.06	7.55%
	Corporate Class	Southwest Research Institute Attn: Beth Rafferty P.O. Box 28510 San Antonio, TX 78228-0510	15,414,280.02	33.93%
	Corporate Class	JP Morgan Securities LLC JPMS Processing FBO Indivior Inc 4 Chase Metrotech Center 7th Fl Brooklyn, NY 11245	12,441,812.51	27.39%
	Corporate Class	U S Bank NA FBO Customers Omnibus Cash 0327000439 777 E Wisconsin Ave Milwaukee, WI 53202	8,999,900.01	19.81%
	Corporate Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	7,580,629.16	16.69%
	Institutional Class	State Street Bank FBO Cash Sweep Clients 1200 Crown Colony Dr Quincy, MA 02169-0938	455,780,231.84	48.24%
	Institutional Class	Merrill Lynch Pierce Fenner & Smith, Inc. Attn: MOney Market Funds 200 N College St Charlotte, NC 28255-0001	116,220,228.53	12.30%
	Institutional Class	Wells Fargo NA FBO Regents of the University of Colorado Attn: Laura Haug MAC N9310060 733 Marquette Ave Minneapolis, MN 55479	99,983,090.16	10.58%
	Institutional Class	Wells Fargo Bank Accont For The Exclusive Benefit Of Customers Attn: Money Funds Mail Code D1109-010 1525 W WT Harris Blvd Charlotte, NC 28262	72,295,100.14	7.65%
	Institutional Class	Hare & Co 2 Attn: Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057	68,165,313.94	7.21%
	Institutional Class	JPMS LLC Chase Processing 4 Chase Metrotech Center 7th Fl Brooklyn, NY 11245	48,999,199.96	5.19%
	Personal Investment Class	Bank of Springfield AAA Sweep Investment Attn: Brenda Stroh 3400 Wabash Ave Springfield, IL 62707	544,609.24	97.95%
	Private Investment Class	Hare & Co 2 Attn: Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057	34,320,057.24	83.33%
	Reserve Class	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	681,056.65	44.47%
	Reserve Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07031-0000	488,645.22	31.91%
	Reserve Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	317,117.66	20.71%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Resource Class	Jack A Oman Nashville, TN	637,817.75	31.72%
	Resource Class	MSSB Cust FBO P Anthony Jacobs IRA Standard Santa Fe, NM 87501-1868	572,861.23	28.49%
	Resource Class	Galyans By Title First Agency Inc Escrow Agent Attn: Title First Accounting Dept 3650 Olentangy River Rd Columbus, OH 43214	114,222.36	5.68%
	Resource Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	102,337.33	5.09%
STIC Prime Portfolio	Cash Management Class	Oppenheimer & Co Inc FBO Marantha Dawkins IRA Brooklyn, NY 11201-4117	127,245.02	14.89%
	Cash Management Class	Morgan Stanley Smith BARNEY 1 New York Plz Fl 12 New York, NY 10004-1901	109,469.95	12.81%
	Cash Management Class	Oppenheimer & Co Inc FBO Devon Dog Show Association Inc Attn: William M Kreckman Treas 1264 Prizer Rd Pottstown, NY 19465-8911	81,534.26	9.54%
	Cash Management Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	74,905.84	8.77%
	Cash Management Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	64,329.41	7.53%
	Cash Management Class	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	47,920.55	5.61%
	Cash Management Class	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	47,920.54	5.61%
	Cash Management Class	LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	47,920.55	5.61%
	Corporate Class	Invesco Advisers Inc Attn: Corporate Controller 1360 Peachtree St NE Atlanta, GA 30309-3283	19,998.00	99.98%
	Institutional Class	State Street Bank FBO Cash Sweep Clients 1200 Crown Colony Dr Quincy, MA 02169-0928	141,125,494.53	29.52%
	Institutional Class	Tice & Co Attn: Debbie Potempa P.O. Box 1377 Buffalo, NY 14240	125,000,000.00	26.14%
	Institutional Class	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 1004-1901	77,470,534.98	16.20%
	Institutional Class	The Bank of New York Mellon as Trustee and NY Life as Depositor 101 Barclay Street 7 East New York, NY	50,000,000.00	10.46%
	Institutional Class	The Bank of New York Mellon Custodian Phoenix Home Life 101 Barclay Street 7East New York, CT	50,000,000.00	10.46%
	Personal Investment Class	Ellen B Schwethelm Mineral Account San Antonio, TX 78209-2816	215,370.51	32.20%
	Personal Investment Class	Rocky Mountain Auto Warranty P.O. Box 162367 Austin, TX 78716-2367	50,553.43	7.56%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Personal Investment Class	Terry D Richardson Ex EO E W Richardson 5910 Courtyard Dr Ste 330 Austin, TX 78731	41,309.11	6.18%
	Personal Investment Class	Zia Life Reinsurance Co LTD 5910 Courtyard Dr Ste 330 Austin, TX 78731-3334	39,580.85	5.92%
	Private Investment Class	Hare & Co 2 Attn: Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057	3,193,203.64	50.78%
	Private Investment Class	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,214,136.77	19.31%
	Private Investment Class	First Clearing LLC 2801 Market St Saint Louis, MO 63103-2523	506,238.95	8.05%
	Reserve Class	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	1,327,569.28	78.67%
	Reserve Class	Media Services Group Attn: Robert Maccini 402 Angell St Providence, GA 02906	200,358.08	11.87%
	Resource Class	City of Lewisburg Rainy Day Fund 942 W Washington St Lewisburg, VA 24901-1363	116,354.18	40.81%
	Resource Class	MAC Valves Inc P.O. Box 111 Wixom, WI 48393-0679	100,344.57	35.19%
	Resource Class	Calvary Baptist Church Board of TTEEs P.O. Box 6008 Charleston, KY 25632-0008	64,032.82	22.46%
Tax-Free Cash Reserve Portfolio	Cash Management Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	20,974,553.56	56.42%
	Cash Management Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	4,405,984.24	11.85%
	Cash Management Class	Trust Management Network Cust FBO Trust Management Network Attn: Kitty Ramzy 4849 Greenville Ave Ste 1450 Dallas, TX 75206	2,112,804.08	5.68%
	Cash Management Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	2,084,823.15	5.61%
	Cash Management Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	1,990,965.19	5.36%
	Corporate Class	Morgan Stanley Smith Barney 1 New York Plaza 12th Floor New York, NY 10004	32,080.64	99.99%
	Institutional Class	Legacy Trust Company 600 Jefferson St Ste 350 Houston, TX 77002-7326	52,032,877.00	42.82%
	Institutional Class	Plains Capital Bank Attn: Laura Hood 5010 University Ave Lubbock ,TX 79413	25,302,708.29	20.82%
	Institutional Class	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	24,336,679.45	20.03%
	Institutional Class	Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis, MO 63103-2523	9,480,710.41	7.80%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Institutional Class	Heritage Trust Company P.O. Box 21708 Oklahoma City, OK 73156-1708	6,415,405.17	5.28%
	Personal Investment Class	The Donald Child and Betty C Child Living Trust San Antonio, TX	2,000,131.40	100.00%
	Private Investment Class	Pershing LLC For Exclusive Benefit of Brokerage Customers Attn: Cash Management Services 1 Pershing Plaza Jersey City, NJ 07399	4,716,562.91	27.31%
	Private Investment Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	4,240,334.67	24.56%
	Private Investment Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	1,645,719.81	9.53%
	Private Investment Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	1,241,775.22	7.19%
	Private Investment Class	Mary Whiting Puckett Jeffrey W Puckett Dallas, TX	1,124,208.43	6.51%
	Reserve Class	Pershing LLC For Exclusive Benefit of Brokerage Customers Attn: Cash Management Services 1 Pershing Plaza Jersey City, NJ 07399	19,235,063.01	99.91%
	Resource Class	UBS Financial Services Inc FBO Yao Zhao Qianqiu Yang Saratoga, CA 95070-6225	1,096,549.98	45.16%
	Resource Class	Robert W Baird & Co Inc 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	257,878.80	10.62%
	Resource Class	Wells Fargo Clearing Service 2801 Market St Saint Louis, MO 63103-2523	221,943.19	9.14%
	Resource Class	Robert W Baird & Co Inc 777 East Wisconsin Avenue Milwaukee, WI 53202-5391	202,975.57	8.36%
	Resource Class	Robert W Baird & Co Inc 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	192,876.84	7.94%
	Resource Class	Pershing LLC For Exclusive Benefit of Brokerage Customers Attn: Cash Management Services 1 Pershing Plaza Jersey City, NJ 07399	141,256.32	5.82%
Treasury Obligations Portfolio	Cash Management Class	Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1901	1,617,407.82	100.00%
	Corporate Class	Invesco Advisers Inc Attn: Corporate Controller 1360 Peachtree St NE Atlanta, GA 30309-3283	10,039.92	99.97%
	Institutional Class	Invesco Invesco Balanced Risk Allocation Fund Attn: Chris Devine 1555 Peach Tree St NE Atlanta, GA 30309-2460	1,000,000,000.00	78.05%
	Institutional Class	State Street Bank as Custodian for Invesco VI Balanced Risk Allocation Fund Attn: MMkt Admin 11 Greenway Plaza Ste 100 Houston, TX 77046	186,819,610.00	14.58%
	Institutional Class	Band & Co Care of US Bank 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212	78,909,658.59	6.16%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Personal Investment Class	Nabank & Co P.O. Box 2180 Tulsa, OK 74101	1,942,416.18	100.00%
	Private Investment Class	Liberty Community Infrastructure Community Devel Attn: John Parms 585 S Front St Ste 220 Columbus, OH 43215-5770	1,505,942.18	44.36%
	Private Investment Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	525,931.73	15.49%
	Private Investment Class	Liberty Community Infrastructure Operating & Maint Attn: John Parms 585 S Front St Ste 220 Columbus, OH 43215-5770	440,850.15	12.99%
	Private Investment Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	256,345.31	7.55%
	Private Investment Class	Powell Community Infrastructure Op & Maint Attn: John Parms 585 S Front St Ste 220 Columbus, OH 43215-5770	207,591.07	6.12%
	Reserve Class	Pershing LLC For Exclusive Benefit of Brokerage Customers Attn: Cash Management Services 1 Pershing Plaza Jersey City, NJ 07399	53,406,343.12	89.41%
	Reserve Class	Trust Management Network Cust FBO Trust Management Network Attn: Kitty Ramzy 4849 Greenville Ave Ste 1450 Dallas, TX 75206	6,316,850.06	10.58%
	Resource Class	Nabank & Co P.O. Box 2180 Tulsa, OK 74101	193,691.94	100.00%
Treasury Portfolio	Cash Management Class	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	85,883,695.25	22.29%
	Cash Management Class	Union Bank Tr Nominee FBO Portal Omnibus Reinvest Attn: LaVonna Bowden P.O. Box 85484 San Diego, CA 92186-5484	32,780,013.15	8.51%
	Cash Management Class	Parsley Energy Operations LLC P.O. Box 11090 Midland, TX 79702	31,706,000.00	8.23%
	Cash Management Class	Nabank & Co P.O. Box 2180 Tulsa, OK 74101	24,325,466.82	6.31%
	Cash Management Class	Union Bank Tr Nominee FBO Portal Omnibus Cash P.O. Box 85484 San Diego, CA 92186	19,678,000.00	5.11%
	Cash Management Class	Oppenheimer & Co Inc FBO Glenn S Meyers 9 Brookridge Dr Greenwich, CT 06830-4829	19,387,720.52	5.03%
	Corporate Class	Wells Fargo Bank Account For The Exclusive Benefit Of Customers Attn: Money Funds Mail Code D1109-010 1525 W Wt Harris Blvd Charlotte, NC 28262	375,423,813.80	37.73%
	Corporate Class	Wells Fargo Securities Account For The Exclusive Benefit Of Customers Attn: Money Funds Mail Code D1109-010 1525 W Wt Harris Blvd Charlotte, NC 28262	251,517,056.42	25.28%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Corporate Class	BMO Harris Bank NA Invesco Investment Acct FBO BMO Harris NA Invesco Sweep Acct Holders As Such Not in a Fid Capacity 111 W Monroe St Fl 9E Chicago, IL 60603-4028	236,707,604.49	23.79%
	Corporate Class	JP Morgan Securities LLC JPMS Processing 28521JPMS IB 352 FBO AFLAC Of Columbus 4 Chase Metrotech Center 7th Fl Brooklyn, NY 11245	57,862,280.48	5.82%
	Institutional Class	Bost & Co Attn: Cash Sweep 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230-3198	4,250,343,558.37	20.58%
	Institutional Class	Hare & Co 2 Attn: Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057	3,682,683,359.67	17.83%
	Institutional Class	State Street Bank as Custodian for Invesco Diversified Dividend Fund Attn: Mkt Port Admin 11 Greenway Plaza Ste 100 Houston ,TX 77001	1,360,411,139.37	6.59%
	Institutional Class	State Street Bank FBO Cash Sweep Clients 1200 Crown Colony Dr Quincy, MA 02169-0938	1,140,668,795.18	5.52%
	Institutional Class	Band & Co Care of US Bank 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212	1,127,198,147.34	5.46%
	Personal Investment Class	Santa Rosa Childrens Hospital Foundation Attn: Barbara Hill 100 NE Loop 410 Ste 706 San Antonio, TX 78216-4738	13,730,680.78	10.79%
	Personal Investment Class	Our Lady Of The Lake University Attn: Ann DeBarros Assoc VP 411 SW 24th St San Antonio, TX 78207-4689	13,240,659.76	10.41%
	Personal Investment Class	Gulf Coast Water Authority 3630 FM 1765 Texas City, TX 77591-4824	11,239,841.69	8.83%
	Personal Investment Class	Joy Pipe USA LP A Partnership BTW Resources LLC P.O. Box 1619 Boerne, TX 78006-1619	10,832,797.10	8.51%
	Personal Investment Class	Driscoll Childrens Hospital P.O. Box 6530 Corpus Christi, TX 78466-6530	10,201,284.83	8.02%
	Private Investment Class	Zions First National Bank Attn: Trust Department / Bob G Shira P.O. Box 30880 Salt Lake City, UT 84130-0880	259,591,090.70	45.52%
	Private Investment Class	Hare & Co 2 Attn: Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057	84,562,222.04	14.83%
	Private Investment Class	Nabank & Co P.O. Box 2180 Tulsa, OK 74101	60,406,878.09	10.59%
	Private Investment Class	Reliance Trust Company Cust FBO Mass Mutual Omnibus PLL SMF P.O. Box 48529 Atlanta, GA 30362-1529	55,629,627.28	9.75%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Reserve Class	Pershing LLC For Exclusive Benefit of Brokerage Customers Attn: Cash Management Services 1 Pershing Plaza Jersey City, NJ 07399	161,320,497.79	99.98%
	Resource Class	Band & Co US Bank 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	299,833,363.44	69.31%
	Resource Class	Pershing LLC For Exclusive Benefit of Brokerage Customers Attn: Cash Management Services 1 Pershing Plaza Jersey City, NJ 07399	106,005,668.78	24.51%

ANNEX K

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During each Trust’s prior two fiscal years, the Trusts were billed the amounts listed below by PricewaterhouseCoopers, LLP (“PwC”), the Trusts’ independent registered public accounting firm, for audit and non-audit services rendered to the Trusts. During each Trust’s prior two fiscal years, all audit or non-audit services provided to the Trusts by PwC were approved by each Trust’s Audit Committee in accordance with its pre-approval policies and procedures.

Fees Billed for Services Rendered to the Trusts for Fiscal Year Ended 2016

		Non-Audit Fees
Trust	Audit Fees	Audit-Related Fees		Tax Fees		All Other Fees	Total non-Audit Fees	Total Fees
AIS	$241,974	$0		$99,699	[1]	$0	$99,699	$341,673
ATEF	235,675	0		32,800	[1]	0	32,800	268,475
ASEF	280,550	0		81,825	[2]	0	81,825	362,375
ACST	481,050	0		140,825	[3]	0	140,825	621,875
IMT	36,025	0		7,525	[3]	0	7,525	43,550
STIT	115,200	0		26,300	[3]	0	26,300	141,500
ATST	54,075	6,000	[4]	12,125	[3]	0	18,125	72,200

Fees Billed for Services Rendered to the Trusts for Fiscal Year Ended 2015

		Non-Audit Fees
Trust	Audit Fees	Audit-Related Fees	Tax Fees		All Other Fees	Total Non-Audit Fees	Total Fees
AIS	$231,100	$0	$65,825	[1]	$0	$65,825	$296,925
ATEF	226,000	0	38,971	[1]	0	38,971	264,971
ASEF	272,400	0	82,775	[2]	0	82,775	355,175
ACST	430,750	0	104,715	[3]	0	104,715	535,465
IMT	35,000	0	7,125	[3]	0	7,125	42,125
STIT	111,900	0	27,600	[3]	0	27,600	139,500
ATST	52,500	0	13,800	[3]	0	13,800	66,300
AEF	84,875	0	29,975	[5]	0	29,975	114,850
AIMF	259,490	0	136,912	[5]	0	136,912	396,402
AIF	931,700	0	376,200	[5]	0	376,200	1,307,900
IST	40,725	0	13,575	[5]	0	13,575	54,300
AFG	115,600	0	67,764	[6]	0	67,764	183,364
AGS	347,725	0	109,250	[6]	0	109,250	456,975
IEF	24,925	0	33,890	[6]	0	33,890	58,815

Fees Billed for Services Rendered to the Trusts for Fiscal Year Ended 2014

		Non-Audit Fees
Trust	Audit Fees	Audit-Related Fees	Tax Fees		All Other Fees	Total Non-Audit Fees	Total Fees
AEF	$82,400	$0	$24,400	[6]	$0	$24,400	$106,800
AIMF	251,900	0	176,346	[6]	0	176,346	428,246
AIF	892,000	0	298,893	[6]	0	298,893	1,190,893
IST	39,550	0	13,175	[6]	0	13,175	52,725
AFG	112,250	0	36,992	[7]	0	36,992	149,242
AGS	337,800	0	109,750	[7]	0	109,750	447,550
IEF	24,200	0	27,950	[7]	0	27,950	52,150

(1)

Audit-Related fees for the fiscal year end February 29, 2016 includes fees billed for agreed upon procedures related to line of credit compliance and variable term municipal preferred shares. Audit-Related fees for the fiscal year end February 28, 2016 includes fees billed for agreed upon procedures related to line of credit compliance.

(2)

Tax fees for the fiscal year end April 30, 2016 includes fees billed for reviewing and/or preparing tax compliance services. Tax fees for fiscal year end April 30, 2015 includes fees billed for reviewing and/or preparing tax compliance services.

(3)

Tax fees for the fiscal year end August 31, 2016 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end August 31, 2015 includes fees billed for reviewing tax returns and/or services related to tax compliance.

(4)	Audit-Related fees for the fiscal year ended 2016 include fees billed for agreed upon procedures related to regulatory filings.

(5)	Tax fees for the fiscal year end October 31, 2015 include fees billed for reviewing tax returns. Tax fees for the fiscal year end October 31, 2014 includes fees billed for reviewing tax returns.

(6)	Tax fees for the fiscal year end December 31, 2015 include fees billed for reviewing tax returns. Tax fees for the fiscal year end December 31, 2014 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2016 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)
For AIS, ATEF, ASEF
Audit-Related Fees	$634,963	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$3,750,000	0%	$0	0%

Total Fees[2]	$4,384,963	0%	$574,000	0%

For ACST, IMT, STIT, ATST
Audit-Related Fees	$635,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$2,731,000	0%	$2,600,000	0%

Total Fees[3]	$3,366,000	0%	$3,174,000	0%

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre-Approval Requirement(1)
For AEF, AIMF, AIF, IST, AFG, AGS, IEF
Audit-Related Fees	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$3,750,000	0%	$0	0%

Total Fees[4]	$4,324,000	0%	$574,000	0%

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

All Other fees for the year end 2016 include fees billed related to reviewing the operating effectiveness of strategic projects.

Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $9,159,785 for the fiscal year ended February 29, 2016, $8,160.000 for the fiscal year ended April 30, 2016, $4,009,694 for the fiscal year ended February 28, 2015, and $4,660,000 for the fiscal year ended April 30, 2015, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Invesco Company complex of approximately $16 million for fiscal years ended February 29, 2016 and April 30, 2016.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(3)

Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

All Other fees for the year ended 2016 include fees billed related to reviewing the operating effectiveness of strategic projects. All Other fees for the year ended 2015 include fees billed related to reviewing the operating effectiveness of strategic projects.

Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $5,633,000 for the fiscal year ended August 31, 2016, and $7,225,000 for the fiscal year ended August 31, 2015, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Invesco Company complex of approximately $21 million for fiscal years ended August 31, 2016.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(4)

Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

All Other fees for the year ended 2015 include fees billed related to reviewing the operating effectiveness of strategic projects.

Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $9,083,022 for the fiscal year ended October 31, 2015, $9,098,822 for the fiscal year ended December 31, 2015, $2,939,346 for the fiscal year ended October 31, 2014, and $4,009,694 for the fiscal year ended December 31, 2014 for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ANNEX L

Other Fee Payments

The following table sets forth the fees paid (after any applicable waivers) by the Funds to Invesco Advisers, Inc., Invesco Distributors, Inc. and Invesco Investment Services, Inc. during the fiscal years ended as indicated below for services provided to the Funds (other than for investment advisory services or for brokerage commissions). Each of the services for which these payments were made will continue to be provided to the Funds by the Adviser and its affiliates if shareholders approve the Proposed Sub-Advisory Agreements.

Registrant

AIM Counselor Series Trust (Invesco Counselor Series Trust) (fiscal year ended August 31, 2016)

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Invesco American Franchise Fund	$749,837	—	—
Class A	—	$20,391,831	$18,729,659
Class B	—	$343,400	—
Class C	—	$3,701,048	—
Class R	—	$149,437	—
Class Y	—	N/A	—
Class R5	—	N/A	$47,598
Class R6	—	N/A	$4,198

Invesco California Tax-Free Income Fund	$110,054	—	—
Class A	—	$814,629	$248,048
Class B	—	$35,691	—
Class C	—	$301,119	—
Class Y	—	N/A	—

Invesco Core Plus Bond Fund	$293,145	—	—
Class A	—	$1,430,642	$1,400,989
Class B	—	$73,639	—
Class C	—	$815,923	—
Class R	—	$32,082	—
Class Y	—	N/A	—
Class R5	—	N/A	$176
Class R6	—	N/A	$524

Invesco Equally-Weighted S&P 500 Fund	$623,527	—	—
Class A	—	$4,599,255	$6,295,369
Class B	—	$71,628	—
Class C	—	$7,864,626	—
Class R	—	$489,615	—
Class Y	—	N/A	—
Class R6	—	N/A	$6,389

Invesco Equity And Income Fund	$876,074	—	—
Class A	—	$24,303,394	$21,632,596
Class B	—	$2,164,900	—
Class C	—	$15,965,127	—
Class R	—	$1,084,559	—
Class Y	—	N/A	—
Class R5	—	N/A	$419,090
Class R6	—	N/A	$8,630

Invesco Floating Rate Fund	$440,308	—	—
Class A	—	$1,758,124	$1,923,009
Class C	—	$3,647,100	—
Class R	—	$46,924	—
Class Y	—	N/A	—
Class R5	—	N/A	$2,817
Class R6	—	N/A	$7,363

(1)	The first amount provided per Fund in this column includes the amount paid attributable to all applicable classes with the exception of Class R5 and Class R6, if applicable.

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Invesco Global Real Estate Income Fund	$246,634	—	—
Class A	—	$1,036,564	$1,621,803
Class B	—	$8,855	—
Class C	—	$982,057	—
Class Y	—	N/A	—
Class R5	—	N/A	$12,016
Class R6	—	N/A	$4,648

Invesco Growth And Income Fund	$713,770	—	—
Class A	—	$10,283,240	$12,507,585
Class B	—	$102,508	—
Class C	—	$2,861,613	—
Class R	—	$614,952	—
Class Y	—	N/A	—
Class R5	—	N/A	$754,016
Class R6	—	N/A	$19,223

Invesco Low Volatility Equity Yield Fund	$93,694	—	—
Class A	—	$433,800	$593,447
Class B	—	$37,523	—
Class C	—	$286,646	—
Class R	—	$981	—
Class Y	—	N/A	—
Investor Class	—	$127,829	—
Class R5	—	N/A	$6,723

Invesco Pennsylvania Tax Free Income Fund	$50,000	—	—
Class A	—	$286,227	$99,163
Class B	—	$2,968	—
Class C	—	$101,615	—
Class Y	—	N/A	—

Invesco S&P 500 Index Fund	$209,621	—	—
Class A	—	$1,427,612	$1,138,589
Class B	—	$42,993	—
Class C	—	$1,933,676	—
Class Y	—	N/A	—

Invesco Short Duration High Yield Municipal Fund	$46,038	—	—
Class A	—	$49,098	$28,077
Class C	—	$69,940	—
Class Y	—	N/A	—
Class R5	—	N/A	$194

Invesco Small Cap Discovery Fund	$179,027	—	—
Class A	—	$1,161,772	$1,552,981
Class B	—	$14,598	—
Class C	—	$513,261	—
Class Y	—	N/A	—
Class R5	—	N/A	$1,956
Class R6	—	N/A	$5,582

Invesco Strategic Real Return Fund	$50,000	—	—
Class A	—	$23,598	$7,702
Class C	—	$4,077	—
Class R	—	$286	—
Class Y	—	N/A	—
Class R5	—	N/A	$9
Class R6	—	N/A	$9

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Registrant

AIM Equity Funds (Invesco Equity Funds) (fiscal year ended October 31, 2015)

Invesco Charter Fund	$646,557	—	—
Class A	—	$10,612,256	$9,227,975
Class B	—	$630,894	—
Class C	—	$2,666,332	—
Class R	—	$268,414	—
Class S	—	$32,842	—
Class Y	—	N/A	—
Class R5	—	N/A	$268,839
Class R6	—	N/A	$3,568

Invesco Diversified Dividend Fund	$816,517	—	—
Class A	—	$11,125,503	$11,535,076
Class B	—	$265,906	—
Class C	—	$3,851,813	—
Class R	—	$783,640	—
Class Y	—	N/A	—
Investor Class	—	$4,437,825	—
Class R5	—	N/A	$2,219,720
Class R6	—	N/A	$17,234

Invesco Summit Fund	$425,694	—	—
Class A	—	$98,164	$2,165,437
Class B	—	$6,206	—
Class C	—	$33,527	—
Class P	—	$1,841,179	—
Class S	—	$5,428	—
Class Y	—	N/A	—
Class R5	—	N/A	$6

Registrant

AIM Funds Group (Invesco Funds Group) (fiscal year ended December 31, 2015)

Invesco European Small Company Fund	$107,742	—	—
Class A	—	$446,110	$597,395
Class B	—	$25,569	—
Class C	—	$338,470	—
Class Y	—	N/A	—

Invesco Global Core Equity Fund	$267,679	—	—
Class A	—	$2,251,670	$2,227,482
Class B	—	$272,894	—
Class C	—	$1,057,691	—
Class R	—	$4,547	—
Class Y	—	N/A	—
Class R5	—	N/A	$219

Invesco International Small Company Fund	$109,098	—	—
Class A	—	$370,794	$549,689
Class B	—	$21,209	—
Class C	—	$219,836	—
Class Y	—	N/A	—
Class R5	—	N/A	$41,959
Class R6	—	N/A	$8,263

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Invesco Small Cap Equity Fund	$352,654	—	—
Class A	—	$1,426,267	$2,964,624
Class B	—	$69,563	—
Class C	—	$644,432	—
Class R	—	$468,403	—
Class Y	—	N/A	—
Class R5	—	N/A	$161,337
Class R6	—	N/A	$7,189

Registrant

AIM Growth Series (Invesco Growth Series) (fiscal year ended December 31, 2015)

Invesco Alternative Strategies Fund	$50,000	—	—
Class A	—	$864	$2,241
Class C	—	$369	—
Class R	—	$90	—
Class Y	—	N/A	—
Class R5	—	N/A	$10
Class R6	—	N/A	$10

Invesco Balanced-Risk Retirement Now Fund	$50,000	—	—
Class A	—	$32,089	$62,222
Class AX	—	$26,071	—
Class B	—	$2,722	—
Class C	—	$41,292	—
Class CX	—	$28,178	—
Class R	—	$6,157	—
Class RX	—	$952	—
Class Y	—	N/A	—
Class R5	—	N/A	$4,053
Class R6	—	N/A	$51

Invesco Balanced-Risk Retirement 2020 Fund	$50,000	—	—
Class A	—	$111,348	$163,245
Class AX	—	$22,056	—
Class B	—	$14,174	—
Class C	—	$91,631	—
Class CX	—	$24,960	—
Class R	—	$34,562	—
Class RX	—	$2,961	—
Class Y	—	N/A	—
Class R5	—	N/A	$29,610
Class R6	—	N/A	$40

Invesco Balanced-Risk Retirement 2030 Fund	$50,000	—	—
Class A	—	$117,055	$191,630
Class AX	—	$15,760	—
Class B	—	$18,474	—
Class C	—	$132,175	—
Class CX	—	$15,461	—
Class R	—	$52,225	—
Class RX	—	$5,642	—
Class Y	—	N/A	—
Class R5	—	N/A	$31,153
Class R6	—	N/A	$41

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Invesco Balanced-Risk Retirement 2040 Fund	$50,000	—	—
Class A	—	$80,882	$150,407
Class AX	—	$7,742	—
Class B	—	$7,473	—
Class C	—	$59,929	—
Class CX	—	$4,493	—
Class R	—	$38,248	—
Class RX	—	$3,214	—
Class Y	—	N/A	—
Class R5	—	N/A	$26,029
Class R6	—	N/A	$49

Invesco Balanced-Risk Retirement 2050 Fund	$50,000	—	—
Class A	—	$37,287	$109,974
Class AX	—	$2,822	—
Class B	—	$3,383	—
Class C	—	$47,907	—
Class CX	—	$1,503	—
Class R	—	$21,443	—
Class RX	—	$916	—
Class Y	—	N/A	—
Class R5	—	N/A	$8,966
Class R6	—	N/A	$58

Invesco Conservative Allocation Fund	$114,019	—	—
Class A	—	$640,030	$567,894
Class B	—	$140,942	—
Class C	—	$776,204	—
Class R	—	$54,196	—
Class S	—	$3,716	—
Class Y	—	N/A	—
Class R5	—	N/A	$24

Invesco Convertible Securities Fund	$470,690	—	—
Class A	—	$2,165,118	$2,934,621
Class B	—	$43,952	—
Class C	—	$1,985,117	—
Class Y	—	N/A	—
Class R5	—	N/A	$4,028
Class R6	—	N/A	$621

Invesco Global Low Volatility Equity Yield Fund	$50,000	—	—
Class A	—	$312,167	$382,535
Class B	—	$26,436	—
Class C	—	$155,621	—
Class R	—	$7,663	—
Class Y	—	N/A	—
Class R5	—	N/A	$3,097

Invesco Growth Allocation Fund	$288,349	—	—
Class A	—	$2,077,699	$2,487,769
Class B	—	$733,163	—
Class C	—	$1,619,128	—
Class R	—	$125,851	—
Class S	—	$38,701	—
Class Y	—	N/A	—
Class R5	—	N/A	$62

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Invesco Income Allocation Fund	$106,557	—	—
Class A	—	$610,925	$458,976
Class B	—	$36,934	—
Class C	—	$878,110	—
Class R	—	$14,957	—
Class Y	—	N/A	—
Class R5	—	N/A	$1,106

Invesco International Allocation Fund	$50,000	—	—
Class A	—	$309,668	$443,528
Class B	—	$37,293	—
Class C	—	$268,403	—
Class R	—	$30,025	—
Class Y	—	N/A	—
Class R5	—	N/A	$5,902

Invesco Mid Cap Core Equity Fund	$472,481	—	—
Class A	—	$2,682,148	$4,866,758
Class B	—	$210,433	—
Class C	—	$1,560,907	—
Class R	—	$447,207	—
Class Y	—	N/A	—
Class R5	—	N/A	$105,759
Class R6	—	N/A	$272

Invesco Moderate Allocation Fund	$234,631	—	—
Class A	—	$1,606,712	$1,409,850
Class B	—	$396,856	—
Class C	—	$1,511,091	—
Class R	—	$99,487	—
Class S	—	$44,767	—
Class Y	—	N/A	—
Class R5	—	N/A	$96

Invesco Multi-Asset Inflation Fund	$50,000	—	—
Class A	—	$362	$515
Class C	—	$132	—
Class R	—	$46	—
Class Y	—	N/A	—
Class R5	—	N/A	$9
Class R6	—	N/A	$9

Invesco Quality Income Fund	$120,386	—	—
Class A	—	$984,821	$614,005
Class B	—	$16,291	—
Class C	—	$85,423	—
Class Y	—	N/A	—
Class R5	—	N/A	$19

Invesco Small Cap Growth Fund	$504,390	—	—
Class A	—	$1,792,674	$2,899,810
Class B	—	$31,846	—
Class C	—	$202,345	—
Class R	—	$545,516	—
Class Y	—	N/A	—
Investor Class	—	$677,199	—
Class R5	—	N/A	$947,970
Class R6	—	N/A	$6,063

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Registrant

AIM International Mutual Funds (Invesco International Mutual Funds) (fiscal year ended October 31, 2015)

Invesco Asia Pacific Growth Fund	$244,127	—	—
Class A	—	$1,339,374	$1,731,003
Class B	—	$106,145	—
Class C	—	$919,413	—
Class Y	—	N/A	—

Invesco European Growth Fund	$372,585	—	—
Class A	—	$1,364,558	$2,433,064
Class B	—	$64,826	—
Class C	—	$1,019,487	—
Class R	—	$78,094	—
Class Y	—	N/A	—
Investor Class	—	$388,423	—

Invesco Global Growth Fund	$105,869	—	—
Class A	—	$784,872	$827,072
Class B	—	$46,032	—
Class C	—	$259,037	—
Class Y	—	N/A	—
Class R5	—	N/A	$85
Class R6	—	N/A	$350

Invesco Global Opportunities Fund	$50,000	—	—
Class A	—	$29,169	$50,493
Class C	—	$26,883	—
Class R	—	$925	—
Class Y	—	N/A	—
Class R5	—	N/A	$11
Class R6	—	N/A	$10

Invesco Global Responsibility Equity Fund*	N/A	—	—
Class A	—	N/A	N/A
Class C	—	N/A	—
Class R	—	N/A	—
Class Y	—	N/A	—
Class R5	—	N/A	N/A
Class R6	—	N/A	N/A

Invesco Global Small & Mid Cap Growth Fund	$160,594	—	—
Class A	—	$1,348,797	$1,326,321
Class B	—	$95,982	—
Class C	—	$294,807	—
Class Y	—	N/A	—
Class R5	—	N/A	$13,961

Invesco International Companies Fund**	N/A	—	—
Class A	—	N/A	N/A
Class C	—	N/A	—
Class R	—	N/A	—
Class Y	—	N/A	—
Class R5	—	N/A	N/A
Class R6	—	N/A	N/A

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Invesco International Core Equity Fund	$50,000	—	—
Class A	—	$103,069	$242,214
Class B	—	$12,787	—
Class C	—	$108,898	—
Class R	—	$9,074	—
Class Y	—	N/A	—
Investor Class	—	$31,096	—
Class R5	—	N/A	$270
Class R6	—	N/A	$1,104

Invesco International Growth Fund	$750,577	—	—
Class A	—	$6,935,421	$11,163,789
Class B	—	$226,469	—
Class C	—	$1,964,316	—
Class R	—	$575,723	—
Class Y	—	N/A	—
Class R5	—	N/A	$1,648,174
Class R6	—	N/A	$25,434

Invesco Select Opportunities Fund	$50,000	—	—
Class A	—	$51,908	$123,444
Class C	—	$95,647	—
Class R	—	$968	—
Class Y	—	N/A	—
Class R5	—	N/A	$11
Class R6	—	N/A	$10

*	This Fund commenced operations on July 1, 2016, after the end of the most recent fiscal year.

**	This Fund commenced operations on December 21, 2015, after the end of the most recent fiscal year.

Registrant

AIM Investment Funds (Invesco Investment Funds) (fiscal year ended October 31, 2015)

Invesco All Cap Market Neutral Fund	$50,000	—	—
Class A	—	$26,495	$28,236
Class C	—	$10,528	—
Class R	—	$1,288	—
Class Y	—	N/A	—
Class R5	—	N/A	$89
Class R6	—	N/A	$73

Invesco Balanced-Risk Allocation Fund	$738,080	—	—
Class A	—	$6,828,367	$9,908,330
Class B	—	$172,196	—
Class C	—	$17,965,908	—
Class R	—	$141,334	—
Class Y	—	N/A	—
Class R5	—	N/A	$171,196
Class R6	—	N/A	$6,557

Invesco Balanced-Risk Commodity Strategy Fund	$186,700	—	—
Class A	—	$98,571	$707,370
Class B	—	$3,569	—
Class C	—	$29,316	—
Class R	—	$1,860	—
Class Y	—	N/A	—
Class R5	—	N/A	$270,115
Class R6	—	N/A	N/A

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Invesco Developing Markets Fund	$569,291	—	—
Class A	—	$2,440,020	$4,599,547
Class B	—	$198,372	—
Class C	—	$1,083,918	—
Class Y	—	N/A	—
Class R5	—	N/A	$197,676
Class R6	—	N/A	$7,068

Invesco Emerging Market Equity Fund	$50,000	—	—
Class A	—	$28,796	$66,936
Class C	—	$27,372	—
Class R	—	$6,091	—
Class Y	—	N/A	—
Class R5	—	N/A	$34
Class R6	—	N/A	$51

Invesco Emerging Markets Flexible Bond Fund	$50,000	—	—
Class A	—	$18,700	$33,112
Class B	—	$3,382	—
Class C	—	$16,531	—
Class R	—	$2,065	—
Class Y	—	N/A	—
Class R5	—	N/A	$3
Class R6	—	N/A	$132

Invesco Endeavor Fund	$137,235	—	—
Class A	—	$442,283	$703,860
Class B	—	$36,956	—
Class C	—	$504,768	—
Class R	—	$155,309	—
Class Y	—	N/A	—
Class R5	—	N/A	$42,411
Class R6	—	N/A	$5,965

Invesco Global Health Care Fund	$422,583	—	—
Class A	—	$2,550,915	$2,913,505
Class B	—	$139,167	—
Class C	—	$1,018,822	—
Class Y	—	N/A	—
Investor Class	—	$1,919,438	—

Invesco Global Infrastructure Fund	$50,000	—	—
Class A	—	$7,628	$10,412
Class C	—	$3,069	—
Class R	—	$88	—
Class Y	—	N/A	—
Class R5	—	N/A	$5
Class R6	—	N/A	$26

Invesco Global Market Neutral Fund	$50,000	—	—
Class A	—	$13,880	$11,644
Class C	—	$4,150	—
Class R	—	$76	—
Class Y	—	N/A	—
Class R5	—	N/A	$57
Class R6	—	N/A	$64

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Invesco Global Targeted Returns Fund	$50,000	—	—
Class A	—	$57,827	$48,372
Class C	—	$50,350	—
Class R	—	$52	—
Class Y	—	N/A	—
Class R5	—	N/A	$47
Class R6	—	N/A	$49

Invesco Greater China Fund	$50,000	—	—
Class A	—	$150,259	$266,206
Class B	—	$41,491	—
Class C	—	$154,668	—
Class Y	—	N/A	—
Class R5	—	N/A	$67

Invesco Long/Short Equity Fund	$50,000	—	—
Class A	—	$34,681	$34,690
Class C	—	$26,875	—
Class R	—	$171	—
Class Y	—	N/A	—
Class R5	—	N/A	$41
Class R6	—	N/A	$41

Invesco Low Volatility Emerging Markets Fund	$50,000	—	—
Class A	—	$4,204	$3,485
Class C	—	$725	—
Class R	—	$121	—
Class Y	—	N/A	—
Class R5	—	N/A	$10
Class R6	—	N/A	$7

Invesco Macro Allocation Strategy Fund	$50,000	—	—
Class A	—	$19,109	$97,994
Class C	—	$101,518	—
Class R	—	$121	—
Class Y	—	N/A	—
Class R5	—	N/A	—
Class R6	—	N/A	—

Invesco Macro International Equity Fund	$50,000	—	—
Class A	—	$8,275	$2,806
Class C	—	$547	—
Class R	—	$48	—
Class Y	—	N/A	—
Class R5	—	N/A	$9
Class R6	—	N/A	$7

Invesco Macro Long/Short Fund	$50,000	—	—
Class A	—	$14,957	$3,259
Class C	—	$255	—
Class R	—	$49	—
Class Y	—	N/A	—
Class R5	—	N/A	$60
Class R6	—	N/A	$59

Invesco MLP Fund	$50,000	—	—
Class A	—	$6,130	$5,639
Class C	—	$4,373	—
Class R	—	$131	—
Class Y	—	N/A	—
Class R5	—	N/A	$8
Class R6	—	N/A	$8

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Invesco Multi-Asset Income Fund	$50,000	—	—
Class A	—	$120,705	$101,667
Class C	—	$163,233	—
Class R	—	$865	—
Class Y	—	N/A	—
Class R5	—	N/A	N/A
Class R6	—	N/A	$184

Invesco Pacific Growth Fund	$50,000	—	—
Class A	—	$172,576	$176,164
Class B	—	$3,551	—
Class C	—	$50,686	—
Class R	—	$1,535	—
Class Y	—	N/A	—
Class R5	—	N/A	$10

Invesco Select Companies Fund	$294,681	—	—
Class A	—	$1,602,192	$1,879,989
Class B	—	$69,037	—
Class C	—	$1,608,700	—
Class R	—	$295,040	—
Class Y	—	N/A
Class R5	—	N/A	$62,386

Invesco World Bond Fund	$50,000	—	—
Class A	—	$72,220	$116,807
Class B	—	$12,904	—
Class C	—	$54,972	—
Class Y	—	N/A	—
Class R5	—	N/A	N/A
Class R6	—	N/A	$157

Registrant

AIM Investment Securities Funds (Invesco Investment Securities Funds) (fiscal year ended February 29, 2016)

Invesco Corporate Bond Fund	$264,877	—	—
Class A	—	$2,150,700	$1,916,300
Class B	—	$52,549	—
Class C	—	$669,124	—
Class R	—	$22,809	—
Class Y	—	N/A	—
Class R5	—	N/A	$3,832
Class R6	—	N/A	$1,276

Invesco Global Real Estate Fund	$425,020	—	—
Class A	—	$697,161	$4,856,374
Class B	—	$28,833	—
Class C	—	$414,832	—
Class R	—	$95,837	—
Class Y	—	N/A	—
Class R5	—	N/A	$217,308
Class R6	—	N/A	$10,681

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Invesco Government Money Market Fund	$313,914	—	—
Cash Reserve	—	$0	$2,907,575
Class AX	—	$0	—
Class B	—	$0	—
Class BX	—	$0	—
Class C	—	$0	—
Class CX	—	$0	—
Class R	—	$0	—
Class Y	—	N/A	—
Investor Class	—	N/A	—

Invesco High Yield Fund	$357,265	—	—
Class A	—	$2,121,825	$2,236,028
Class B	—	$134,703	—
Class C	—	$1,048,131	—
Class Y	—	N/A	—
Investor Class	—	$278,509	—
Class R5	—	N/A	$99,137
Class R6	—	N/A	$6,310

Invesco Real Estate Fund	$472,674	—	—
Class A	—	$2,940,921	$3,833,877
Class B	—	$73,051	—
Class C	—	$1,436,196	—
Class R	—	$601,866	—
Class Y	—	N/A	—
Investor Class	—	$128,278	—
Class R5	—	N/A	$410,533
Class R6	—	N/A	$10,530

Invesco Short Duration Inflation Protected Fund	$50,000	—	—
Class A	—	$14,295	$119,413
Class A2	—	$6,312	—
Class Y	—	N/A	—
Class R5	—	N/A	$2,239
Class R6	—	N/A	$43

Invesco Short Term Bond Fund	$232,778	—	—
Class A	—	$533,596	$1,119,860
Class C	—	$2,312,129	—
Class R	—	$19,183	—
Class Y	—	N/A	—
Class R5	—	N/A	$200
Class R6	—	N/A	$3,650

Invesco U.S. Government Fund	$197,327	—	—
Class A	—	$1,532,676	$1,549,585
Class B	—	$120,047	—
Class C	—	$420,706	—
Class R	—	$30,052	—
Class Y	—	N/A	—
Investor Class	—	$97,141	—
Class R5	—	N/A	$2,444

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Registrant

AIM Sector Funds (Invesco Sector Funds) (fiscal year ended April 30, 2016)

Invesco American Value Fund	$455,742	—	—
Class A	—	$2,906,820	$4,137,137
Class B	—	$45,369	—
Class C	—	$1,116,468	—
Class R	—	$348,287	—
Class Y	—	N/A	—
Class R5	—	N/A	$100,310
Class R6	—	N/A	$11,951

Invesco Comstock Fund	$856,193	—	—
Class A	—	$17,251,621	$22,119,947
Class B	—	$240,651	—
Class C	—	$5,574,685	—
Class R	—	$2,111,589	—
Class Y	—	N/A	—
Class R5	—	N/A	$798,431
Class R6	—	N/A	$17,478

Invesco Dividend Income Fund	$214,761	—	—
Class A	—	$1,283,019	$1,286,582
Class B	—	$80,422	—
Class C	—	$760,597	—
Class Y	—	N/A	—
Investor Class	—	$187,039	—
Class R5	—	N/A	$207
Class R6	—	N/A	$837

Invesco Energy Fund	$235,564	—	—
Class A	—	$1,195,779	$2,500,439
Class B	—	$112,190	—
Class C	—	$1,478,684	—
Class Y	—	N/A	—
Investor Class	—	$526,167	—
Class R5	—	N/A	$19,593

Invesco Gold & Precious Metals Fund	$50,000	—	—
Class A	—	$250,852	$845,619
Class B	—	$38,075	—
Class C	—	$232,275	—
Class Y	—	N/A	—
Investor Class	—	$169,878	—

Invesco Mid Cap Growth Fund	$543,436	—	—
Class A	—	$5,789,565	$6,196,333
Class B	—	$148,687	—
Class C	—	$1,608,397	—
Class R	—	$160,891	—
Class Y	—	N/A	—
Class R5	—	N/A	$88,574
Class R6	—	N/A	$4,138

Invesco Small Cap Value Fund	$557,645	—	—
Class A	—	$3,705,483	$5,911,672
Class B	—	$171,412	—
Class C	—	$1,263,744	—
Class Y	—	N/A	—

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Invesco Technology Fund	$189,961	—	—
Class A	—	$757,137	$2,607,008
Class B	—	$78,585	—
Class C	—	$304,275	—
Class Y	—	N/A	—
Investor Class	—	$602,653	—
Class R5	—	N/A	$1,118

Invesco Technology Sector Fund	$50,000	—	—
Class A	—	$197,500	$366,464
Class B	—	$9,844	—
Class C	—	$75,817	—
Class Y	—	N/A	—

Invesco Value Opportunities Fund	$213,111	—	—
Class A	—	$1,665,352	$2,137,123
Class B	—	$57,063	—
Class C	—	$849,709	—
Class R	—	$89,890	—
Class Y	—	N/A	—
Class R5	—	N/A	$2,578

Registrant

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)(fiscal year ended February 29, 2016)

Invesco High Yield Municipal Fund	$691,977	—	—
Class A	—	$11,857,750	$5,040,959
Class B	—	$171,412	—
Class C	—	$11,524,472	—
Class Y	—	N/A	—
Class R5	—	N/A	$2,682

Invesco Intermediate Term Municipal Income Fund	$230,177	—	—
Class A	—	$1,398,849	$764,862
Class B	—	$12,810	—
Class C	—	$1,834,413	—
Class Y	—	N/A	—

Invesco Limited Term Municipal Income Fund	$399,615	—	—
Class A	—	$2,587,787	$1,207,884
Class A2	—	$0	—
Class C	—	$1,656,651	—
Class Y	—	N/A	—
Class R5	—	N/A	$4,009

Invesco Municipal Income Fund	$474,932	—	—
Class A	—	$4,179,362	$1,699,796
Class B	—	$109,895	—
Class C	—	$1,262,349	—
Class Y	—	N/A	—
Investor Class	—	$167,053	—

Invesco New York Tax Free Income Fund	$50,000	—	—
Class A	—	$312,860	$103,933
Class B	—	$4,627	—
Class C	—	$231,899	—
Class Y	—	N/A	—

Invesco Tax-Exempt Cash Fund	$50,000	—	—
Class A	—	$0	$73,323
Class Y	—	N/A	—
Investor Class	—	$0	—

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Registrant

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) (fiscal year ended August 31, 2016)

Premier Portfolio	N/A	—	N/A
Investor Class	—	N/A	—
Institutional Class	—	N/A	—
Personal Class***	—	N/A	—
Private Class***	—	N/A	—
Reserve Class***	—	N/A	—
Resource Class***	—	N/A	—

Premier Tax-Exempt Portfolio	N/A	—	N/A
Investor Class	—	N/A	—
Institutional Class	—	N/A	—

Premier U.S. Government Money Portfolio	N/A	—	N/A
Investor Class	—	N/A	—
Institutional Class	—	N/A	—

***These classes commenced operations on September 1, 2016, after the end of the most recent fiscal year.

Registrant

Invesco Exchange Fund (fiscal year ended December 31, 2015)

Invesco Exchange Fund	$50,000	N/A	$15,555

Registrant

Invesco Management Trust (fiscal year ended August 31, 2016)

Invesco Conservative Income Fund
Institutional Class	$50,000	N/A	$5,074

Registrant

Invesco Securities Trust (fiscal year ended October 31, 2015)

Invesco Balanced-Risk Aggressive Allocation Fund	$50,000	N/A	$23,461

Registrant

Short-Term Investments Trust (fiscal year ended August 31, 2016)

Government & Agency Portfolio	$1,249,788	—	$585,661
Cash Management	—	$95,210	—
Corporate Class	—	$127,620	—
Institutional Class	—	N/A	—
Personal Class	—	$9,915	—
Private Class	—	$412,486	—
Reserve Class	—	$273,331	—
Resource Class	—	$71,064	—

Liquid Asset Portfolio	$2,374,789	—	$1,795,291
Cash Management	—	$240,720	—
Corporate Class	—	$464,640	—
Institutional Class	—	N/A	—
Personal Class	—	$181,470	—
Private Class	—	$565,461	—
Reserve Class	—	$371,615	—
Resource Class	—	$22,955	—

STIC Prime Portfolio	$694,531	—	$237,112
Cash Management	—	$174,491	—
Corporate Class	—	$18,233	—
Institutional Class	—	N/A	—
Personal Class	—	$120,404	—
Private Class	—	$151,502	—
Reserve Class	—	$37,002	—
Resource Class	—	$21,319	—

	Administrative Services Fees to Invesco Advisers, Inc.	Distribution Fees to Invesco Distributors, Inc.	Transfer Agency Fees to Invesco Investment Services, Inc.(1)
Tax-Free Cash Reserve Portfolio	$218,127	—	$56,811
Cash Management	—	$10,282	—
Corporate Class	—	$28	—
Institutional Class	—	N/A	—
Personal Class	—	$1,280	—
Private Class	—	$12,252	—
Reserve Class	—	$11,195	—
Resource Class	—	$1,109	—

Treasury Obligations Portfolio	$62,757	—	$16,129
Cash Management	—	$14,824	—
Corporate Class	—	$348	—
Institutional Class	—	N/A	—
Personal Class	—	$1,260	—
Private Class	—	$1,847	—
Reserve Class	—	$24,671	—
Resource Class	—	$798	—

Treasury Portfolio	$2,256,398	—	$1,339,892
Cash Management	—	$1,791,343	—
Corporate Class	—	$331,897	—
Institutional Class	—	N/A	—
Personal Class	—	$110,954	—
Private Class	—	$443,511	—
Reserve Class	—	$90,626	—
Resource Class	—	$366,973	—

IVZ-PROXY-1 122016

INVESCO FUNDS (the “Funds”) SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 9, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

The undersigned hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, Christopher B. Fischer, Odeh Stevens, and Amanda M. Roberts, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote and act with respect to all interests in each series of the Trust (each, a “Fund”) with respect to which the undersigned is entitled to vote at the Special Joint Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m., Eastern Standard Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” ALL THE PROPOSALS AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

IMPORTANT NOTICE

REGARDING THE AVAILABLITY OF PROXY MATERIALS

for the Special Joint Meeting of Shareholders on March 9, 2017.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/inv-28383

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

INV_28383_122016_BK1

FUNDS	FUNDS	FUNDS
Invesco All Cap Market Neutral Fund	Invesco Alternative Strategies Fund	Invesco American Franchise Fund
Invesco American Value Fund	Invesco Asia Pacific Growth Fund	Invesco Balanced-Risk Aggressive Allocation Fund
Invesco Balanced-Risk Allocation Fund	Invesco Balanced-Risk Commodity Strategy Fund	Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Invesco Balanced-Risk Retirement Now Fund	Invesco California Tax-Free Income Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A	Proposals

1.	To elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

01.	David C. Arch	02.	James T. Bunch	03.	Bruce L. Crockett	04.	Jack M. Fields
05.	Martin L. Flanagan	06.	Cynthia Hostetler	07.	Dr. Eli Jones	08.	Dr. Prema Mathai-Davis
09.	Teresa M. Ressel	10.	Dr. Larry Soll	11.	Ann Barnett Stern	12.	Raymond Stickel, Jr.
13.	Philip A. Taylor	14.	Robert C. Troccoli	15.	Christopher L. Wilson

	FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT		ALL	ALL	EXCEPT
01 Invesco All Cap Market Neutral Fund	☐	☐	☐	02 Invesco Alternative Strategies Fund	☐	☐	☐
03 Invesco American Franchise Fund	☐	☐	☐	04 Invesco American Value Fund	☐	☐	☐
05 Invesco Asia Pacific Growth Fund	☐	☐	☐	06 Invesco Balanced-Risk Aggressive Allocation Fund	☐	☐	☐
07 Invesco Balanced-Risk Allocation Fund	☐	☐	☐	08 Invesco Balanced-Risk Commodity Strategy Fund	☐	☐	☐
09 Invesco Balanced-Risk Retirement 2020 Fund	☐	☐	☐	10 Invesco Balanced-Risk Retirement 2030 Fund	☐	☐	☐
11 Invesco Balanced-Risk Retirement 2040 Fund	☐	☐	☐	12 Invesco Balanced-Risk Retirement 2050 Fund	☐	☐	☐
13 Invesco Balanced-Risk Retirement Now Fund	☐	☐	☐	14 Invesco California Tax-Free Income Fund	☐	☐	☐

2.     To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant  transactions upon the Board’s approval but without shareholder approval of such transactions.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco All Cap Market Neutral Fund	☐	☐	☐	02 Invesco Alternative Strategies Fund	☐	☐	☐
03 Invesco American Franchise Fund	☐	☐	☐	04 Invesco American Value Fund	☐	☐	☐
05 Invesco Asia Pacific Growth Fund	☐	☐	☐	06 Invesco Balanced-Risk Aggressive Allocation Fund	☐	☐	☐
07 Invesco Balanced-Risk Allocation Fund	☐	☐	☐	08 Invesco Balanced-Risk Commodity Strategy Fund	☐	☐	☐
09 Invesco Balanced-Risk Retirement 2020 Fund	☐	☐	☐	10 Invesco Balanced-Risk Retirement 2030 Fund	☐	☐	☐
11 Invesco Balanced-Risk Retirement 2040 Fund	☐	☐	☐	12 Invesco Balanced-Risk Retirement 2050 Fund	☐	☐	☐
13 Invesco Balanced-Risk Retirement Now Fund	☐	☐	☐	14 Invesco California Tax-Free Income Fund	☐	☐	☐
3. To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco All Cap Market Neutral Fund	☐	☐	☐	02 Invesco Alternative Strategies Fund	☐	☐	☐
03 Invesco American Franchise Fund	☐	☐	☐	04 Invesco American Value Fund	☐	☐	☐
05 Invesco Asia Pacific Growth Fund	☐	☐	☐	06 Invesco Balanced-Risk Aggressive Allocation Fund	☐	☐	☐
07 Invesco Balanced-Risk Allocation Fund	☐	☐	☐	08 Invesco Balanced-Risk Commodity Strategy Fund	☐	☐	☐
09 Invesco Balanced-Risk Retirement 2020 Fund	☐	☐	☐	10 Invesco Balanced-Risk Retirement 2030 Fund	☐	☐	☐
11 Invesco Balanced-Risk Retirement 2040 Fund	☐	☐	☐	12 Invesco Balanced-Risk Retirement 2050 Fund	☐	☐	☐
13 Invesco Balanced-Risk Retirement Now Fund	☐	☐	☐	14 Invesco California Tax-Free Income Fund	☐	☐	☐
4. To approve an amendment to certain Funds’ current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:
4A. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco American Franchise Fund	☐	☐	☐	02 Invesco American Value Fund	☐	☐	☐
03 Invesco Asia Pacific Growth Fund	☐	☐	☐	04 Invesco Balanced-Risk Allocation Fund	☐	☐	☐
05 Invesco Balanced-Risk Commodity Strategy Fund	☐	☐	☐	06 Invesco Balanced-Risk Retirement 2020 Fund	☐	☐	☐
07 Invesco Balanced-Risk Retirement 2030 Fund	☐	☐	☐	08 Invesco Balanced-Risk Retirement 2040 Fund	☐	☐	☐
09 Invesco Balanced-Risk Retirement 2050 Fund	☐	☐	☐	10 Invesco Balanced-Risk Retirement Now Fund	☐	☐	☐
11 Invesco California Tax-Free Income Fund	☐	☐	☐
4B. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco All Cap Market Neutral Fund	☐	☐	☐	02 Invesco Alternative Strategies Fund	☐	☐	☐
03 Invesco American Franchise Fund	☐	☐	☐	04 Invesco American Value Fund	☐	☐	☐
05 Invesco Asia Pacific Growth Fund	☐	☐	☐	06 Invesco Balanced-Risk Aggressive Allocation Fund	☐	☐	☐
07 Invesco Balanced-Risk Allocation Fund	☐	☐	☐	08 Invesco Balanced-Risk Commodity Strategy Fund	☐	☐	☐
09 Invesco Balanced-Risk Retirement 2020 Fund	☐	☐	☐	10 Invesco Balanced-Risk Retirement 2030 Fund	☐	☐	☐
11 Invesco Balanced-Risk Retirement 2040 Fund	☐	☐	☐	12 Invesco Balanced-Risk Retirement 2050 Fund	☐	☐	☐
13 Invesco Balanced-Risk Retirement Now Fund	☐	☐	☐	14 Invesco California Tax-Free Income Fund	☐	☐	☐
5. To approve changing the sub-classification from “diversified” to “non-diversified” as follows:
5A. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Not applicable	☐	☐	☐
5B. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Not applicable	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

      608999900109999999999

INVESCO FUNDS (the “Funds”) SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 9, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

The undersigned hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, Christopher B. Fischer, Odeh Stevens, and Amanda M. Roberts, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote and act with respect to all interests in each series of the Trust (each, a “Fund”) with respect to which the undersigned is entitled to vote at the Special Joint Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m., Eastern Standard Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” ALL THE PROPOSALS AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

IMPORTANT NOTICE

REGARDING THE AVAILABLITY OF PROXY MATERIALS

for the Special Joint Meeting of Shareholders on March 9, 2017.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/inv-28383

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

INV_28383_122016_BK1

FUNDS	FUNDS	FUNDS
Invesco Charter Fund	Invesco Comstock Fund	Invesco Conservative Allocation Fund
Invesco Conservative Income Fund	Invesco Convertible Securities Fund	Invesco Core Plus Bond Fund
Invesco Corporate Bond Fund	Invesco Developing Markets Fund	Invesco Diversified Dividend Fund
Invesco Dividend Income Fund	Invesco Emerging Markets Equity Fund	Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund	Invesco Energy Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A	Proposals

1.	To elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

01.	David C. Arch	02.	James T. Bunch	03.	Bruce L. Crockett	04.	Jack M. Fields
05.	Martin L. Flanagan	06.	Cynthia Hostetler	07.	Dr. Eli Jones	08.	Dr. Prema Mathai-Davis
09.	Teresa M. Ressel	10.	Dr. Larry Soll	11.	Ann Barnett Stern	12.	Raymond Stickel, Jr.
13.	Philip A. Taylor	14.	Robert C. Troccoli	15.	Christopher L. Wilson

	FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT		ALL	ALL	EXCEPT
01 Invesco Charter Fund	☐	☐	☐	02 Invesco Comstock Fund	☐	☐	☐
03 Invesco Conservative Allocation Fund	☐	☐	☐	04 Invesco Conservative Income Fund	☐	☐	☐
05 Invesco Convertible Securities Fund	☐	☐	☐	06 Invesco Core Plus Bond Fund	☐	☐	☐
07 Invesco Corporate Bond Fund	☐	☐	☐	08 Invesco Developing Markets Fund	☐	☐	☐
09 Invesco Diversified Dividend Fund	☐	☐	☐	10 Invesco Dividend Income Fund	☐	☐	☐
11 Invesco Emerging Markets Equity Fund	☐	☐	☐	12 Invesco Emerging Markets Flexible Bond Fund	☐	☐	☐
13 Invesco Endeavor Fund	☐	☐	☐	14 Invesco Energy Fund	☐	☐	☐

2.      To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant   transactions upon the Board’s approval but without shareholder approval of such transactions.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Charter Fund	☐	☐	☐	02 Invesco Comstock Fund	☐	☐	☐
03 Invesco Conservative Allocation Fund	☐	☐	☐	04 Invesco Conservative Income Fund	☐	☐	☐
05 Invesco Convertible Securities Fund	☐	☐	☐	06 Invesco Core Plus Bond Fund	☐	☐	☐
07 Invesco Corporate Bond Fund	☐	☐	☐	08 Invesco Developing Markets Fund	☐	☐	☐
09 Invesco Diversified Dividend Fund	☐	☐	☐	10 Invesco Dividend Income Fund	☐	☐	☐
11 Invesco Emerging Markets Equity Fund	☐	☐	☐	12 Invesco Emerging Markets Flexible Bond Fund	☐	☐	☐
13 Invesco Endeavor Fund	☐	☐	☐	14 Invesco Energy Fund	☐	☐	☐
3. To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Charter Fund	☐	☐	☐	02 Invesco Comstock Fund	☐	☐	☐
03 Invesco Conservative Allocation Fund	☐	☐	☐	04 Invesco Conservative Income Fund	☐	☐	☐
05 Invesco Convertible Securities Fund	☐	☐	☐	06 Invesco Core Plus Bond Fund	☐	☐	☐
07 Invesco Corporate Bond Fund	☐	☐	☐	08 Invesco Developing Markets Fund	☐	☐	☐
09 Invesco Diversified Dividend Fund	☐	☐	☐	10 Invesco Dividend Income Fund	☐	☐	☐
11 Invesco Emerging Markets Equity Fund	☐	☐	☐	12 Invesco Emerging Markets Flexible Bond Fund	☐	☐	☐
13 Invesco Endeavor Fund	☐	☐	☐	14 Invesco Energy Fund	☐	☐	☐
4. To approve an amendment to certain Funds’ current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:
4A. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Charter Fund	☐	☐	☐	02 Invesco Comstock Fund	☐	☐	☐
03 Invesco Conservative Allocation Fund	☐	☐	☐	04. Invesco Convertible Securities Fund	☐	☐	☐
05 Invesco Core Plus Bond Fund	☐	☐	☐	06 Invesco Corporate Bond Fund	☐	☐	☐
07 Invesco Developing Markets Fund	☐	☐	☐	08 Invesco Diversified Dividend Fund	☐	☐	☐
09 Invesco Dividend Income Fund	☐	☐	☐	10 Invesco Emerging Markets Equity Fund	☐	☐	☐
11 Invesco Emerging Markets Flexible Bond Fund	☐	☐	☐	12 Invesco Endeavor Fund	☐	☐	☐
13 Invesco Energy Fund	☐	☐	☐
4B. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Charter Fund	☐	☐	☐	02 Invesco Comstock Fund	☐	☐	☐
03 Invesco Conservative Allocation Fund	☐	☐	☐	04 Invesco Conservative Income Fund	☐	☐	☐
05 Invesco Convertible Securities Fund	☐	☐	☐	06 Invesco Core Plus Bond Fund	☐	☐	☐
07 Invesco Corporate Bond Fund	☐	☐	☐	08 Invesco Developing Markets Fund	☐	☐	☐
09 Invesco Diversified Dividend Fund	☐	☐	☐	10 Invesco Dividend Income Fund	☐	☐	☐
11 Invesco Emerging Markets Equity Fund	☐	☐	☐	12 Invesco Emerging Markets Flexible Bond Fund	☐	☐	☐
13 Invesco Endeavor Fund	☐	☐	☐	14 Invesco Energy Fund	☐	☐	☐
5. To approve changing the sub-classification from “diversified” to “non-diversified” as follows:
5A. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Not Applicable	☐	☐	☐
5B. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Not Applicable	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box

/ /

      608999900109999999999

INVESCO FUNDS (the “Funds”) SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 9, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

The undersigned hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, Christopher B. Fischer, Odeh Stevens, and Amanda M. Roberts, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote and act with respect to all interests in each series of the Trust (each, a “Fund”) with respect to which the undersigned is entitled to vote at the Special Joint Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m., Eastern Standard Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” ALL THE PROPOSALS AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

IMPORTANT NOTICE

REGARDING THE AVAILABLITY OF PROXY MATERIALS

for the Special Joint Meeting of Shareholders on March 9, 2017.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/inv-28383

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

INV_28383_122016_BK1

FUNDS	FUNDS	FUNDS
Invesco Equally-Weighted S&P 500 Fund	Invesco Equity & Income Fund	Invesco European Growth Fund
Invesco European Small Company Fund	Invesco Exchange Fund	Invesco Floating Rate Fund
Invesco Global Core Equity Fund	Invesco Global Growth Fund	Invesco Global Health Care Fund
Invesco Global Infrastructure Fund	Invesco Global Low Volatility Equity Yield Fund	Invesco Global Market Neutral Fund
Invesco Global Opportunities Fund	Invesco Global Real Estate Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A	Proposals

1.	To elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

01.	David C. Arch	02.	James T. Bunch	03.	Bruce L. Crockett	04.	Jack M. Fields
05.	Martin L. Flanagan	06.	Cynthia Hostetler	07.	Dr. Eli Jones	08.	Dr. Prema Mathai-Davis
09.	Teresa M. Ressel	10.	Dr. Larry Soll	11.	Ann Barnett Stern	12.	Raymond Stickel, Jr.
13.	Philip A. Taylor	14.	Robert C. Troccoli	15.	Christopher L. Wilson

	FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT		ALL	ALL	EXCEPT
01 Invesco Equally-Weighted S&P 500 Fund	☐	☐	☐	02 Invesco Equity & Income Fund	☐	☐	☐
03 Invesco European Growth Fund	☐	☐	☐	04 Invesco European Small Company Fund	☐	☐	☐
05 Invesco Exchange Fund	☐	☐	☐	06 Invesco Floating Rate Fund	☐	☐	☐
07 Invesco Global Core Equity Fund	☐	☐	☐	08 Invesco Global Growth Fund	☐	☐	☐
09 Invesco Global Health Care Fund	☐	☐	☐	10 Invesco Global Infrastructure Fund	☐	☐	☐
11 Invesco Global Low Volatility Equity Yield Fund	☐	☐	☐	12 Invesco Global Market Neutral Fund	☐	☐	☐
13 Invesco Global Opportunities Fund	☐	☐	☐	14 Invesco Global Real Estate Fund	☐	☐	☐

2.      To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant   transactions upon the Board’s approval but without shareholder approval of such transactions.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Equally-Weighted S&P 500 Fund	☐	☐	☐	02 Invesco Equity & Income Fund	☐	☐	☐
03 Invesco European Growth Fund	☐	☐	☐	04 Invesco European Small Company Fund	☐	☐	☐
05 Invesco Exchange Fund	☐	☐	☐	06 Invesco Floating Rate Fund	☐	☐	☐
07 Invesco Global Core Equity Fund	☐	☐	☐	08 Invesco Global Growth Fund	☐	☐	☐
09 Invesco Global Health Care Fund	☐	☐	☐	10 Invesco Global Infrastructure Fund	☐	☐	☐
11 Invesco Global Low Volatility Equity Yield Fund	☐	☐	☐	12 Invesco Global Market Neutral Fund	☐	☐	☐
13 Invesco Global Opportunities Fund	☐	☐	☐	14 Invesco Global Real Estate Fund	☐	☐	☐
3. To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Equally-Weighted S&P 500 Fund	☐	☐	☐	02 Invesco Equity & Income Fund	☐	☐	☐
03 Invesco European Growth Fund	☐	☐	☐	04 Invesco European Small Company Fund	☐	☐	☐
05 Invesco Exchange Fund	☐	☐	☐	06 Invesco Floating Rate Fund	☐	☐	☐
07 Invesco Global Core Equity Fund	☐	☐	☐	08 Invesco Global Growth Fund	☐	☐	☐
09 Invesco Global Health Care Fund	☐	☐	☐	10 Invesco Global Infrastructure Fund	☐	☐	☐
11 Invesco Global Low Volatility Equity Yield Fund	☐	☐	☐	12 Invesco Global Market Neutral Fund	☐	☐	☐
13 Invesco Global Opportunities Fund	☐	☐	☐	14 Invesco Global Real Estate Fund	☐	☐	☐
4. To approve an amendment to certain Funds’ current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:
4A. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Equally-Weighted S&P 500 Fund	☐	☐	☐	02 Invesco Equity & Income Fund	☐	☐	☐
03 Invesco European Growth Fund	☐	☐	☐	04 Invesco European Small Company Fund	☐	☐	☐
05 Invesco Exchange Fund	☐	☐	☐	06 Invesco Floating Rate Fund	☐	☐	☐
07 Invesco Global Core Equity Fund	☐	☐	☐	08 Invesco Global Growth Fund	☐	☐	☐
09 Invesco Global Health Care Fund	☐	☐	☐	10 Invesco Global Low Volatility Equity Yield Fund	☐	☐	☐
11 Invesco Global Real Estate Fund	☐	☐	☐
4B. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Equally-Weighted S&P 500 Fund	☐	☐	☐	02 Invesco Equity & Income Fund	☐	☐	☐
03 Invesco European Growth Fund	☐	☐	☐	04 Invesco European Small Company Fund	☐	☐	☐
05 Invesco Exchange Fund	☐	☐	☐	06 Invesco Floating Rate Fund	☐	☐	☐
07 Invesco Global Core Equity Fund	☐	☐	☐	08 Invesco Global Growth Fund	☐	☐	☐
09 Invesco Global Health Care Fund	☐	☐	☐	10 Invesco Global Infrastructure Fund	☐	☐	☐
11 Invesco Global Low Volatility Equity Yield Fund	☐	☐	☐	12 Invesco Global Market Neutral Fund	☐	☐	☐
13 Invesco Global Opportunities Fund	☐	☐	☐	14 Invesco Global Real Estate Fund	☐	☐	☐
5. To approve changing the sub-classification from “diversified” to “non-diversified” as follows:
5A. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Not Applicable	☐	☐	☐
5B. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Not Applicable	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box

/ /

      608999900109999999999

INVESCO FUNDS (the “Funds”) SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 9, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

The undersigned hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, Christopher B. Fischer, Odeh Stevens, and Amanda M. Roberts, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote and act with respect to all interests in each series of the Trust (each, a “Fund”) with respect to which the undersigned is entitled to vote at the Special Joint Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m., Eastern Standard Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” ALL THE PROPOSALS AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

IMPORTANT NOTICE

REGARDING THE AVAILABLITY OF PROXY MATERIALS

for the Special Joint Meeting of Shareholders on March 9, 2017.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/inv-28383

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

INV_28383_122016_BK1

FUNDS	FUNDS	FUNDS
Invesco Global Real Estate Income Fund	Invesco Global Responsibility Equity Fund	Invesco Global Small & Mid Cap Growth Fund
Invesco Global Targeted Returns Fund	Invesco Gold & Precious Metals Fund	Invesco Government Money Market Fund
Invesco Greater China Fund	Invesco Growth Allocation Fund	Invesco Growth and Income Fund
Invesco High Yield Fund	Invesco High Yield Municipal Fund	Invesco Income Allocation Fund
Invesco Intermediate Term Municipal Income Fund	Invesco International Allocation Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A	Proposals

1.	To elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

01.	David C. Arch	02.	James T. Bunch	03.	Bruce L. Crockett	04.	Jack M. Fields
05.	Martin L. Flanagan	06.	Cynthia Hostetler	07.	Dr. Eli Jones	08.	Dr. Prema Mathai-Davis
09.	Teresa M. Ressel	10.	Dr. Larry Soll	11.	Ann Barnett Stern	12.	Raymond Stickel, Jr.
13.	Philip A. Taylor	14.	Robert C. Troccoli	15.	Christopher L. Wilson

	FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT		ALL	ALL	EXCEPT
01 Invesco Global Real Estate Income Fund	☐	☐	☐	02 Invesco Global Responsibility Equity Fund	☐	☐	☐
03 Invesco Global Small & Mid Cap Growth Fund	☐	☐	☐	04 Invesco Global Targeted Returns Fund	☐	☐	☐
05 Invesco Gold & Precious Metals Fund	☐	☐	☐	06 Invesco Government Money Market Fund	☐	☐	☐
07 Invesco Greater China Fund	☐	☐	☐	08 Invesco Growth Allocation Fund	☐	☐	☐
09 Invesco Growth and Income Fund	☐	☐	☐	10 Invesco High Yield Fund	☐	☐	☐
11 Invesco High Yield Municipal Fund	☐	☐	☐	12 Invesco Income Allocation Fund	☐	☐	☐
13 Invesco Intermediate Term Municipal Income Fund	☐	☐	☐	14 Invesco International Allocation Fund	☐	☐	☐

2.      To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant   transactions upon the Board’s approval but without shareholder approval of such transactions.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Global Real Estate Income Fund	☐	☐	☐	02 Invesco Global Responsibility Equity Fund	☐	☐	☐
03 Invesco Global Small & Mid Cap Growth Fund	☐	☐	☐	04 Invesco Global Targeted Returns Fund	☐	☐	☐
05 Invesco Gold & Precious Metals Fund	☐	☐	☐	06 Invesco Government Money Market Fund	☐	☐	☐
07 Invesco Greater China Fund	☐	☐	☐	08 Invesco Growth Allocation Fund	☐	☐	☐
09 Invesco Growth and Income Fund	☐	☐	☐	10 Invesco High Yield Fund	☐	☐	☐
11 Invesco High Yield Municipal Fund	☐	☐	☐	12 Invesco Income Allocation Fund	☐	☐	☐
13 Invesco Intermediate Term Municipal Income Fund	☐	☐	☐	14 Invesco International Allocation Fund	☐	☐	☐
3. To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Global Real Estate Income Fund	☐	☐	☐	02 Invesco Global Responsibility Equity Fund	☐	☐	☐
03 Invesco Global Small & Mid Cap Growth Fund	☐	☐	☐	04 Invesco Global Targeted Returns Fund	☐	☐	☐
05 Invesco Gold & Precious Metals Fund	☐	☐	☐	06 Invesco Government Money Market Fund	☐	☐	☐
07 Invesco Greater China Fund	☐	☐	☐	08 Invesco Growth Allocation Fund	☐	☐	☐
09 Invesco Growth and Income Fund	☐	☐	☐	10 Invesco High Yield Fund	☐	☐	☐
11 Invesco High Yield Municipal Fund	☐	☐	☐	12 Invesco Income Allocation Fund	☐	☐	☐
13 Invesco Intermediate Term Municipal Income Fund	☐	☐	☐	14 Invesco International Allocation Fund	☐	☐	☐
4. To approve an amendment to certain Funds’ current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:
4A. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Global Real Estate Income Fund	☐	☐	☐	02 Invesco Global Small & Mid Cap Growth Fund	☐	☐	☐
03 Invesco Gold & Precious Metals Fund	☐	☐	☐	04 Invesco Government Money Market Fund	☐	☐	☐
05 Invesco Greater China Fund	☐	☐	☐	06 Invesco Growth Allocation Fund	☐	☐	☐
07 Invesco Growth and Income Fund	☐	☐	☐	08 Invesco High Yield Fund	☐	☐	☐
09 Invesco High Yield Municipal Fund	☐	☐	☐	10 Invesco Income Allocation Fund	☐	☐	☐
11 Invesco Intermediate Term Municipal Income Fund	☐	☐	☐	12 Invesco International Allocation Fund	☐	☐	☐
4B. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Global Real Estate Income Fund	☐	☐	☐	02 Invesco Global Responsibility Equity Fund	☐	☐	☐
03 Invesco Global Small & Mid Cap Growth Fund	☐	☐	☐	04 Invesco Global Targeted Returns Fund	☐	☐	☐
05 Invesco Gold & Precious Metals Fund	☐	☐	☐	06 Invesco Government Money Market Fund	☐	☐	☐
07 Invesco Greater China Fund	☐	☐	☐	08 Invesco Growth Allocation Fund	☐	☐	☐
09 Invesco Growth and Income Fund	☐	☐	☐	10 Invesco High Yield Fund	☐	☐	☐
11 Invesco High Yield Municipal Fund	☐	☐	☐	12 Invesco Income Allocation Fund	☐	☐	☐
13 Invesco Intermediate Term Municipal Income Fund	☐	☐	☐	14 Invesco International Allocation Fund	☐	☐	☐
5. To approve changing the sub-classification from “diversified” to “non-diversified” as follows:
5A. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Not Applicable	☐	☐	☐
5B. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Not Applicable	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box

/ /

      608999900109999999999

INVESCO FUNDS (the “Funds”) SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 9, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

The undersigned hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, Christopher B. Fischer, Odeh Stevens, and Amanda M. Roberts, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote and act with respect to all interests in each series of the Trust (each, a “Fund”) with respect to which the undersigned is entitled to vote at the Special Joint Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m., Eastern Standard Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” ALL THE PROPOSALS AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

IMPORTANT NOTICE

REGARDING THE AVAILABLITY OF PROXY MATERIALS

for the Special Joint Meeting of Shareholders on March 9, 2017.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/inv-28383

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

INV_28383_122016_BK1

FUNDS	FUNDS	FUNDS
Invesco International Companies Fund	Invesco International Core Equity Fund	Invesco International Growth Fund
Invesco International Small Company Fund	Invesco Limited Term Municipal Income Fund	Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund	Invesco Low Volatility Equity Yield Fund	Invesco Macro Allocation Strategy Fund
Invesco Macro International Equity Fund	Invesco Macro Long/Short Fund	Invesco Mid Cap Core Equity Fund
Invesco Mid Cap Growth Fund	Invesco MLP Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A	Proposals

1.	To elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

01.	David C. Arch	02.	James T. Bunch	03.	Bruce L. Crockett	04.	Jack M. Fields
05.	Martin L. Flanagan	06.	Cynthia Hostetler	07.	Dr. Eli Jones	08.	Dr. Prema Mathai-Davis
09.	Teresa M. Ressel	10.	Dr. Larry Soll	11.	Ann Barnett Stern	12.	Raymond Stickel, Jr.
13.	Philip A. Taylor	14.	Robert C. Troccoli	15.	Christopher L. Wilson

	FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT		ALL	ALL	EXCEPT
01 Invesco International Companies Fund	☐	☐	☐	02 Invesco International Core Equity Fund	☐	☐	☐
03 Invesco International Growth Fund	☐	☐	☐	04 Invesco International Small Company Fund	☐	☐	☐
05 Invesco Limited Term Municipal Income Fund	☐	☐	☐	06 Invesco Long/Short Equity Fund	☐	☐	☐
07 Invesco Low Volatility Emerging Markets Fund	☐	☐	☐	08 Invesco Low Volatility Equity Yield Fund	☐	☐	☐
09 Invesco Macro Allocation Strategy Fund	☐	☐	☐	10 Invesco Macro International Equity Fund	☐	☐	☐
11 Invesco Macro Long/Short Fund	☐	☐	☐	12 Invesco Mid Cap Core Equity Fund	☐	☐	☐
13 Invesco Mid Cap Growth Fund	☐	☐	☐	14 Invesco MLP Fund	☐	☐	☐

2.      To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant   transactions upon the Board’s approval but without shareholder approval of such transactions.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco International Companies Fund	☐	☐	☐	02 Invesco International Core Equity Fund	☐	☐	☐
03 Invesco International Growth Fund	☐	☐	☐	04 Invesco International Small Company Fund	☐	☐	☐
05 Invesco Limited Term Municipal Income Fund	☐	☐	☐	06 Invesco Long/Short Equity Fund	☐	☐	☐
07 Invesco Low Volatility Emerging Markets Fund	☐	☐	☐	08 Invesco Low Volatility Equity Yield Fund	☐	☐	☐
09 Invesco Macro Allocation Strategy Fund	☐	☐	☐	10 Invesco Macro International Equity Fund	☐	☐	☐
11 Invesco Macro Long/Short Fund	☐	☐	☐	12 Invesco Mid Cap Core Equity Fund	☐	☐	☐
13 Invesco Mid Cap Growth Fund	☐	☐	☐	14 Invesco MLP Fund	☐	☐	☐
3. To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco International Companies Fund	☐	☐	☐	02 Invesco International Core Equity Fund	☐	☐	☐
03 Invesco International Growth Fund	☐	☐	☐	04 Invesco International Small Company Fund	☐	☐	☐
05 Invesco Limited Term Municipal Income Fund	☐	☐	☐	06 Invesco Long/Short Equity Fund	☐	☐	☐
07 Invesco Low Volatility Emerging Markets Fund	☐	☐	☐	08 Invesco Low Volatility Equity Yield Fund	☐	☐	☐
09 Invesco Macro Allocation Strategy Fund	☐	☐	☐	10 Invesco Macro International Equity Fund	☐	☐	☐
11 Invesco Macro Long/Short Fund	☐	☐	☐	12 Invesco Mid Cap Core Equity Fund	☐	☐	☐
13 Invesco Mid Cap Growth Fund	☐	☐	☐	14 Invesco MLP Fund	☐	☐	☐
4. To approve an amendment to certain Funds’ current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:
4A. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco International Core Equity Fund	☐	☐	☐	02 Invesco International Growth Fund	☐	☐	☐
03 Invesco International Small Company Fund	☐	☐	☐	04 Invesco Limited Term Municipal Income Fund	☐	☐	☐
05 Invesco Low Volatility Equity Yield Fund	☐	☐	☐	06 Invesco Mid Cap Core Equity Fund	☐	☐	☐
07 Invesco Mid Cap Growth Fund	☐	☐	☐
4B. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco International Companies Fund	☐	☐	☐	02 Invesco International Core Equity Fund	☐	☐	☐
03 Invesco International Growth Fund	☐	☐	☐	04 Invesco International Small Company Fund	☐	☐	☐
05 Invesco Limited Term Municipal Income Fund	☐	☐	☐	06 Invesco Long/Short Equity Fund	☐	☐	☐
07 Invesco Low Volatility Emerging Markets Fund	☐	☐	☐	08 Invesco Low Volatility Equity Yield Fund	☐	☐	☐
09 Invesco Macro Allocation Strategy Fund	☐	☐	☐	10 Invesco Macro International Equity Fund	☐	☐	☐
11 Invesco Macro Long/Short Fund	☐	☐	☐	12 Invesco Mid Cap Core Equity Fund	☐	☐	☐
13 Invesco Mid Cap Growth Fund	☐	☐	☐	14 Invesco MLP Fund	☐	☐	☐
5. To approve changing the sub-classification from “diversified” to “non-diversified” as follows:
5A. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Invesco Macro Allocation Strategy Fund	☐	☐	☐
5B. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Not Applicable	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

      608999900109999999999

INVESCO FUNDS (the “Funds”) SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 9, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

The undersigned hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, Christopher B. Fischer, Odeh Stevens, and Amanda M. Roberts, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote and act with respect to all interests in each series of the Trust (each, a “Fund”) with respect to which the undersigned is entitled to vote at the Special Joint Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m., Eastern Standard Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” ALL THE PROPOSALS AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

IMPORTANT NOTICE

REGARDING THE AVAILABLITY OF PROXY MATERIALS

for the Special Joint Meeting of Shareholders on March 9, 2017.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/inv-28383

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

INV_28383_122016_BK1

FUNDS	FUNDS	FUNDS
Invesco Moderate Allocation Fund	Invesco Multi-Asset Income Fund	Invesco Multi-Asset Inflation Fund
Invesco Municipal Income Fund	Invesco New York Tax Free Income Fund	Invesco Pacific Growth Fund
Invesco Pennsylvania Tax Free Income Fund	Invesco Quality Income Fund	Invesco Real Estate Fund
Invesco S&P 500 Index Fund	Invesco Select Companies Fund	Invesco Select Opportunities Fund
Invesco Short Duration High Yield Municipal Fund	Invesco Short Duration Inflation Protected Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A	Proposals

1.	To elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

01.	David C. Arch	02.	James T. Bunch	03.	Bruce L. Crockett	04.	Jack M. Fields
05.	Martin L. Flanagan	06.	Cynthia Hostetler	07.	Dr. Eli Jones	08.	Dr. Prema Mathai-Davis
09.	Teresa M. Ressel	10.	Dr. Larry Soll	11.	Ann Barnett Stern	12.	Raymond Stickel, Jr.
13.	Philip A. Taylor	14.	Robert C. Troccoli	15.	Christopher L. Wilson

	FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT		ALL	ALL	EXCEPT
01 Invesco Moderate Allocation Fund	☐	☐	☐	02 Invesco Multi-Asset Income Fund	☐	☐	☐
03 Invesco Multi-Asset Inflation Fund	☐	☐	☐	04 Invesco Municipal Income Fund	☐	☐	☐
05 Invesco New York Tax Free Income Fund	☐	☐	☐	06 Invesco Pacific Growth Fund	☐	☐	☐
07 Invesco Pennsylvania Tax Free Income Fund	☐	☐	☐	08 Invesco Quality Income Fund	☐	☐	☐
09 Invesco Real Estate Fund	☐	☐	☐	10 Invesco S&P 500 Index Fund	☐	☐	☐
11 Invesco Select Companies Fund	☐	☐	☐	12 Invesco Select Opportunities Fund	☐	☐	☐
13 Invesco Short Duration High Yield Municipal Fund	☐	☐	☐	14 Invesco Short Duration Inflation Protected Fund	☐	☐	☐

2.      To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant   transactions upon the Board’s approval but without shareholder approval of such transactions.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Moderate Allocation Fund	☐	☐	☐	02 Invesco Multi-Asset Income Fund	☐	☐	☐
03 Invesco Multi-Asset Inflation Fund	☐	☐	☐	04 Invesco Municipal Income Fund	☐	☐	☐
05 Invesco New York Tax Free Income Fund	☐	☐	☐	06 Invesco Pacific Growth Fund	☐	☐	☐
07 Invesco Pennsylvania Tax Free Income Fund	☐	☐	☐	08 Invesco Quality Income Fund	☐	☐	☐
09 Invesco Real Estate Fund	☐	☐	☐	10 Invesco S&P 500 Index Fund	☐	☐	☐
11 Invesco Select Companies Fund	☐	☐	☐	12 Invesco Select Opportunities Fund	☐	☐	☐
13 Invesco Short Duration High Yield Municipal Fund	☐	☐	☐	14 Invesco Short Duration Inflation Protected Fund	☐	☐	☐
3. To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Moderate Allocation Fund	☐	☐	☐	02 Invesco Multi-Asset Income Fund	☐	☐	☐
03 Invesco Multi-Asset Inflation Fund	☐	☐	☐	04 Invesco Municipal Income Fund	☐	☐	☐
05 Invesco New York Tax Free Income Fund	☐	☐	☐	06 Invesco Pacific Growth Fund	☐	☐	☐
07 Invesco Pennsylvania Tax Free Income Fund	☐	☐	☐	08 Invesco Quality Income Fund	☐	☐	☐
09 Invesco Real Estate Fund	☐	☐	☐	10 Invesco S&P 500 Index Fund	☐	☐	☐
11 Invesco Select Companies Fund	☐	☐	☐	12 Invesco Select Opportunities Fund	☐	☐	☐
13 Invesco Short Duration High Yield Municipal Fund	☐	☐	☐	14 Invesco Short Duration Inflation Protected Fund	☐	☐	☐
4. To approve an amendment to certain Funds’ current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:
4A. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Moderate Allocation Fund	☐	☐	☐	02 Invesco Municipal Income Fund	☐	☐	☐
03 Invesco New York Tax Free Income Fund	☐	☐	☐	04 Invesco Pacific Growth Fund	☐	☐	☐
05 Invesco Pennsylvania Tax Free Income Fund	☐	☐	☐	06 Invesco Quality Income Fund	☐	☐	☐
07 Invesco Real Estate Fund	☐	☐	☐	08 Invesco S&P 500 Index Fund	☐	☐	☐
09 Invesco Select Companies Fund	☐	☐	☐	10 Invesco Short Duration Inflation Protected Fund	☐	☐	☐
4B. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Moderate Allocation Fund	☐	☐	☐	02 Invesco Multi-Asset Income Fund	☐	☐	☐
03 Invesco Multi-Asset Inflation Fund	☐	☐	☐	04 Invesco Municipal Income Fund	☐	☐	☐
05 Invesco New York Tax Free Income Fund	☐	☐	☐	06 Invesco Pacific Growth Fund	☐	☐	☐
07 Invesco Pennsylvania Tax Free Income Fund	☐	☐	☐	08 Invesco Quality Income Fund	☐	☐	☐
09 Invesco Real Estate Fund	☐	☐	☐	10 Invesco S&P 500 Index Fund	☐	☐	☐
11 Invesco Select Companies Fund	☐	☐	☐	12 Invesco Select Opportunities Fund	☐	☐	☐
13 Invesco Short Duration High Yield Municipal Fund	☐	☐	☐	14 Invesco Short Duration Inflation Protected Fund	☐	☐	☐
5. To approve changing the sub-classification from “diversified” to “non-diversified” as follows:
5A. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Not Applicable	☐	☐	☐
5B. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Not Applicable	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box

/ /

      608999900109999999999

INVESCO FUNDS (the “Funds”) SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 9, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

The undersigned hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, Christopher B. Fischer, Odeh Stevens, and Amanda M. Roberts, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote and act with respect to all interests in each series of the Trust (each, a “Fund”) with respect to which the undersigned is entitled to vote at the Special Joint Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m., Eastern Standard Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” ALL THE PROPOSALS AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

IMPORTANT NOTICE

REGARDING THE AVAILABLITY OF PROXY MATERIALS

for the Special Joint Meeting of Shareholders on March 9, 2017.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/inv-28383

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

INV_28383_122016_BK1

FUNDS	FUNDS	FUNDS
Invesco Short Term Bond Fund	Invesco Small Cap Discovery Fund	Invesco Small Cap Equity Fund
Invesco Small Cap Growth Fund	Invesco Small Cap Value Fund	Invesco Strategic Real Return Fund
Invesco Summit Fund	Invesco Tax-Exempt Cash Fund	Invesco Technology Fund
Invesco Technology Sector Fund	Invesco U.S. Government Fund	Invesco Value Opportunities Fund
Invesco World Bond Fund	Government & Agency Portfolio

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A	Proposals

1.	To elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

01.	David C. Arch	02.	James T. Bunch	03.	Bruce L. Crockett	04.	Jack M. Fields
05.	Martin L. Flanagan	06.	Cynthia Hostetler	07.	Dr. Eli Jones	08.	Dr. Prema Mathai-Davis
09.	Teresa M. Ressel	10.	Dr. Larry Soll	11.	Ann Barnett Stern	12.	Raymond Stickel, Jr.
13.	Philip A. Taylor	14.	Robert C. Troccoli	15.	Christopher L. Wilson

	FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT		ALL	ALL	EXCEPT
01 Invesco Short Term Bond Fund	☐	☐	☐	02 Invesco Small Cap Discovery Fund	☐	☐	☐
03 Invesco Small Cap Equity Fund	☐	☐	☐	04 Invesco Small Cap Growth Fund	☐	☐	☐
05 Invesco Small Cap Value Fund	☐	☐	☐	06 Invesco Strategic Real Return Fund	☐	☐	☐
07 Invesco Summit Fund	☐	☐	☐	08 Invesco Tax-Exempt Cash Fund	☐	☐	☐
09 Invesco Technology Fund	☐	☐	☐	10 Invesco Technology Sector Fund	☐	☐	☐
11 Invesco U.S. Government Fund	☐	☐	☐	12 Invesco Value Opportunities Fund	☐	☐	☐
13 Invesco World Bond Fund	☐	☐	☐	14 Government & Agency Portfolio	☐	☐	☐

2.      To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant  transactions upon the Board’s approval but without shareholder approval of such transactions.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Short Term Bond Fund	☐	☐	☐	02 Invesco Small Cap Discovery Fund	☐	☐	☐
03 Invesco Small Cap Equity Fund	☐	☐	☐	04 Invesco Small Cap Growth Fund	☐	☐	☐
05 Invesco Small Cap Value Fund	☐	☐	☐	06 Invesco Strategic Real Return Fund	☐	☐	☐
07 Invesco Summit Fund	☐	☐	☐	08 Invesco Tax-Exempt Cash Fund	☐	☐	☐
09 Invesco Technology Fund	☐	☐	☐	10 Invesco Technology Sector Fund	☐	☐	☐
11 Invesco U.S. Government Fund	☐	☐	☐	12 Invesco Value Opportunities Fund	☐	☐	☐
13 Invesco World Bond Fund	☐	☐	☐	14 Government & Agency Portfolio	☐	☐	☐
3. To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Short Term Bond Fund	☐	☐	☐	02 Invesco Small Cap Discovery Fund	☐	☐	☐
03 Invesco Small Cap Equity Fund	☐	☐	☐	04 Invesco Small Cap Growth Fund	☐	☐	☐
05 Invesco Small Cap Value Fund	☐	☐	☐	06 Invesco Strategic Real Return Fund	☐	☐	☐
07 Invesco Summit Fund	☐	☐	☐	08 Invesco Tax-Exempt Cash Fund	☐	☐	☐
09 Invesco Technology Fund	☐	☐	☐	10 Invesco Technology Sector Fund	☐	☐	☐
11 Invesco U.S. Government Fund	☐	☐	☐	12 Invesco Value Opportunities Fund	☐	☐	☐
13 Invesco World Bond Fund	☐	☐	☐	14 Government & Agency Portfolio	☐	☐	☐
4. To approve an amendment to certain Funds’ current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:
4A. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Short Term Bond Fund	☐	☐	☐	02 Invesco Small Cap Discovery Fund	☐	☐	☐
03 Invesco Small Cap Equity Fund	☐	☐	☐	04 Invesco Small Cap Growth Fund	☐	☐	☐
05 Invesco Small Cap Value Fund	☐	☐	☐	06 Invesco Summit Fund	☐	☐	☐
07 Invesco Tax-Exempt Cash Fund	☐	☐	☐	08 Invesco Technology Fund	☐	☐	☐
09 Invesco Technology Sector Fund	☐	☐	☐	10 Invesco U.S. Government Fund	☐	☐	☐
11 Invesco Value Opportunities Fund	☐	☐	☐	12 Invesco World Bond Fund	☐	☐	☐
13 Government & Agency Portfolio	☐	☐	☐
4B. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Short Term Bond Fund	☐	☐	☐	02 Invesco Small Cap Discovery Fund	☐	☐	☐
03 Invesco Small Cap Equity Fund	☐	☐	☐	04 Invesco Small Cap Growth Fund	☐	☐	☐
05 Invesco Small Cap Value Fund	☐	☐	☐	06 Invesco Strategic Real Return Fund	☐	☐	☐
07 Invesco Summit Fund	☐	☐	☐	08 Invesco Tax-Exempt Cash Fund	☐	☐	☐
09 Invesco Technology Fund	☐	☐	☐	10 Invesco Technology Sector Fund	☐	☐	☐
11 Invesco U.S. Government Fund	☐	☐	☐	12 Invesco Value Opportunities Fund	☐	☐	☐
13 Invesco World Bond Fund	☐	☐	☐	14 Government & Agency Portfolio	☐	☐	☐
5. To approve changing the sub-classification from “diversified” to “non-diversified” as follows:
5A. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Not Applicable	☐	☐	☐
5B. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Invesco World Bond Fund	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

      608999900109999999999

INVESCO FUNDS (the “Funds”) SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 9, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

The undersigned hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, Christopher B. Fischer, Odeh Stevens, and Amanda M. Roberts, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote and act with respect to all interests in each series of the Trust (each, a “Fund”) with respect to which the undersigned is entitled to vote at the Special Joint Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on March 9, 2017, at 10:30 a.m., Eastern Standard Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” ALL THE PROPOSALS AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

IMPORTANT NOTICE

REGARDING THE AVAILABLITY OF PROXY MATERIALS

for the Special Joint Meeting of Shareholders on March 9, 2017.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/inv-28383

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

INV_28383_122016_BK1

FUNDS	FUNDS	FUNDS
Liquid Assets Portfolio	Premier Portfolio	Premier Tax-Exempt Portfolio
Premier U.S. Government Money Portfolio	STIC Prime Portfolio	Tax-Free Cash Reserve Portfolio
Treasury Obligations Portfolio	Treasury Portfolio

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A	Proposals

1.	To elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

01.	David C. Arch	02.	James T. Bunch	03.	Bruce L. Crockett	04.	Jack M. Fields
05.	Martin L. Flanagan	06.	Cynthia Hostetler	07.	Dr. Eli Jones	08.	Dr. Prema Mathai-Davis
09.	Teresa M. Ressel	10.	Dr. Larry Soll	11.	Ann Barnett Stern	12.	Raymond Stickel, Jr.
13.	Philip A. Taylor	14.	Robert C. Troccoli	15.	Christopher L. Wilson

	FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT		ALL	ALL	EXCEPT
01 Liquid Assets Portfolio	☐	☐	☐	02 Premier Portfolio	☐	☐	☐
03 Premier Tax-Exempt Portfolio	☐	☐	☐	04 Premier U.S. Government Money Portfolio	☐	☐	☐
05 STIC Prime Portfolio	☐	☐	☐	06 Tax-Free Cash Reserve Portfolio	☐	☐	☐
07 Treasury Obligations Portfolio	☐	☐	☐	08 Treasury Portfolio	☐	☐	☐

2.      To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant  transactions upon the Board’s approval but without shareholder approval of such transactions.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Liquid Assets Portfolio	☐	☐	☐	02 Premier Portfolio	☐	☐	☐
03 Premier Tax-Exempt Portfolio	☐	☐	☐	04 Premier U.S. Government Money Portfolio	☐	☐	☐
05 STIC Prime Portfolio	☐	☐	☐	06 Tax-Free Cash Reserve Portfolio	☐	☐	☐
07 Treasury Obligations Portfolio	☐	☐	☐	08 Treasury Portfolio	☐	☐	☐
3. To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Liquid Assets Portfolio	☐	☐	☐	02 Premier Portfolio	☐	☐	☐
03 Premier Tax-Exempt Portfolio	☐	☐	☐	04 Premier U.S. Government Money Portfolio	☐	☐	☐
05 STIC Prime Portfolio	☐	☐	☐	06 Tax-Free Cash Reserve Portfolio	☐	☐	☐
07 Treasury Obligations Portfolio	☐	☐	☐	08 Treasury Portfolio	☐	☐	☐
4. To approve an amendment to certain Funds’ current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:
4A. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Liquid Assets Portfolio	☐	☐	☐	02 Premier Portfolio	☐	☐	☐
03 Premier Tax-Exempt Portfolio	☐	☐	☐	04 STIC Prime Portfolio	☐	☐	☐
05 Tax-Free Cash Reserve Portfolio	☐	☐	☐	06 Treasury Obligations Portfolio	☐	☐	☐
07 Treasury Portfolio	☐	☐	☐
4B. To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Liquid Assets Portfolio	☐	☐	☐	02 Premier Portfolio	☐	☐	☐
03 Premier Tax-Exempt Portfolio	☐	☐	☐	04 STIC Prime Portfolio	☐	☐	☐
05 Tax-Free Cash Reserve Portfolio	☐	☐	☐	06 Treasury Obligations Portfolio	☐	☐	☐
07 Treasury Portfolio	☐	☐	☐
5. To approve changing the sub-classification from “diversified” to “non-diversified” as follows:
5A. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Not Applicable	☐	☐	☐
5B. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
	FOR	AGAINST	ABSTAIN
Not Applicable	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

      608999900109999999999